           As filed with the Securities and Exchange Commission on April 2, 2013

                                            1933 Act Registration No. 333-181796

                                             1940 Act Registration No. 811-08557

                                                              CIK No. 0001048607
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 1

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 155

             Lincoln Life Flexible Premium Variable Life Account M
                           (Exact Name of Registrant)

                               Lincoln VULone2012

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (Exact Name of Depositor)

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                                  Adam Ciongli
                  The Lincoln National Life Insurance Company
                         150 North Radnor Chester Road
                                Radnor, PA 19087
                    (Name and Address of Agent for Service)

                                    Copy To:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2012 was filed March 25, 2013.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/X/ on May 1, 2013 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 29, 2012.

Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301
(800) 487-1485


--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln VULONE2012, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). The
Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered.


     The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the Owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus.

                      o AllianceBernstein Variable Products Series Fund


                      o American Funds Insurance Series (Reg. TM)

                      o BlackRock Variable Series Funds, Inc.

                      o Delaware VIP (Reg. TM) Trust

                      o DWS Variable Series II

                      o Fidelity (Reg. TM) Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust

                      o Lincoln Variable Insurance Products Trust


                      o MFS (Reg. TM) Variable Insurance TrustSM


                      o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.



                         Prospectus Dated: May 1, 2013

                                 Table of Contents





Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         4
    Charges and Fees..............................         5
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................        11
    Fund Participation Agreements.................        12
    Distribution of the Policies and
      Compensation................................        12
    Sub-Accounts and Funds........................        13
    Sub-Account Availability and Substitution of
      Funds.......................................        18
    Voting Rights.................................        18
POLICY CHARGES AND FEES...........................        19
    Premium Load; Net Premium Payment.............        19
    Surrender Charges.............................        20
    Partial Surrender Fee.........................        21
    Transfer Fee..................................        21
    Mortality and Expense Risk Charge.............        21
    Cost of Insurance Charge......................        21
    Administrative Fee............................        21
    Policy Loan Interest..........................        22
    Rider Charges.................................        22
YOUR INSURANCE POLICY.............................        23
    Application...................................        24
    Owner.........................................        24
    Right to Examine Period.......................        25
    Initial Specified Amount......................        25
    Transfers.....................................        25
    Market Timing.................................        26
    Optional Sub-Account Allocation Programs......        27
    Riders........................................        28
    Continuation of Coverage......................        45
    Termination of Coverage.......................        45


Contents                                                 Page
--------------------------------------------------      -----
    State Regulation..............................        45
PREMIUMS..........................................        45
    Allocation of Net Premium Payments............        45
    Planned Premiums; Additional Premiums.........        46
    Policy Values.................................        46
    Persistency Bonus.............................        47
DEATH BENEFITS....................................        47
    Death Benefit Proceeds........................        48
    Death Benefit Options.........................        48
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        49
    Death Benefit Qualification Test..............        50
    Payment of Death Benefit Proceeds.............        50
POLICY SURRENDERS.................................        51
    Partial Surrender.............................        51
POLICY LOANS......................................        52
LAPSE AND REINSTATEMENT...........................        53
    No-Lapse Protection...........................        54
    Reinstatement of a Lapsed Policy..............        54
TAX ISSUES........................................        55
    Taxation of Life Insurance Contracts in
      General.....................................        55
    Policies That Are MECs........................        56
    Policies That Are Not MECs....................        57
    Other Considerations..........................        57
    Fair Market Value of Your Policy..............        58
    Tax Status of Lincoln Life....................        59
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        59
LEGAL PROCEEDINGS.................................        59
FINANCIAL STATEMENTS..............................        59
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        60
GLOSSARY OF TERMS.................................        61

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The Policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.

Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of Funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and Accumulation Values to the Fixed Account.

No-Lapse Protection. Your Policy will include two riders which may help you manage some of the risk of Policy Lapse.

The No-Lapse Enhancement Rider may prevent a policy from lapsing where the Net Accumulation Value under your Policy is insufficient to cover the Monthly Deductions if the requirements of the rider, including requirements as to timing and amount of Premium Payments, are met. The Net Accumulation Value of your Policy is defined in the policy values section of the prospectus. The duration of lapse protection provided will be determined monthly, and it will vary based on the calculations described in detail in the rider. Those calculations credit the actual amounts of Net Premium Payments made, deduct for the actual amount of any Partial Surrenders you make, and then adjust the net of those actual amounts by a formula which increases the net of Premiums less surrenders by an assumed interest crediting rate and reduces that net amount by certain assumed charges rates and fees referred to by the rider as "reference rates". All assumed rates, charges, and fees are set forth in the rider. Payment of Premiums higher than the Planned Premium and assumed interest credited by the rider's formula on net Premiums will increase the duration of lapse protection. Partial Surrenders and rider reference charges, rates, and fees deducted by the rider formula will reduce the duration of lapse protection. In addition, if the provisions of this rider are invoked to prevent lapse of the Policy, the death benefit provided by this rider will be different from the death benefit otherwise in effect under the Policy. Refer to the section headed "No-Lapse Enhancement Rider" in the Riders section of this prospectus for more information about the amount of the death benefit which would be provided by the rider as well as the determination of the duration of protection. Finally, the rider reserves to us the right to restrict your allocations to certain Sub-Accounts to a maximum of 40% of the Policy Accumulation Value. The decision to enforce this restriction will be based on an annual review of the Separate Account investments for this product. If we determine that the allocations by all Owners of this product are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. You must maintain Automatic Rebalancing and comply with these investment restrictions in order to keep this rider in effect.


The Premium Reserve Rider allows you to pay Premiums in addition to those you plan to pay for the base policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy. This rider's Accumulation Value generated by these additional Premiums will automatically be transferred to your Policy at the end of the Grace Period to help keep your Policy in force in the event (i) the Net Accumulation Value under your Policy is insufficient to cover the Monthly Deductions and your Policy's No-Lapse Enhancement Rider described above is not at the time preventing your Policy from lapsing; and
(ii) you do not respond to the Lapse Notice by paying at least the amount set forth in that notice. If the Premium Reserve Rider Accumulation Value on the day the Grace Period ends is insufficient to meet the amount then due, your Policy and this rider will lapse without value. You may also request us to transfer the Premium Reserve Rider Accumulation Value to your Policy at any time. As with your Policy, you bear the risk that investment results of the Premium Reserve Rider Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider, and, therefore, the amount of the Premium Reserve Rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits. Refer to the section headed "Premium Reserve Rider" in the Riders section of this prospectus for more information about the benefits of this rider.



Risks of Your Policy

Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's and Underlying Fund's objective and risk is found in this prospectus and in each fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Funds underlying each Sub-Account will impact the policy's Accumulation Value and will impact how long the policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts to the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" or "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient Premiums must be paid to keep a policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on your policy values, you also have the No-Lapse Enhancement Rider and the Premium Reserve Rider, briefly noted above and discussed in more detail in the Riders section of this prospectus, to help you manage some of the risk of Policy Lapse.

Decreasing Death Benefit. Any outstanding Policy Loans and any amount that you have surrendered or withdrawn will reduce your Policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.

Consequences of Surrender. Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.

Tax Consequences. As noted in greater detail in the section headed "Tax Issues", the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.


Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract ("MEC") whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.


Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer Accumulation Values between Sub-Accounts.



                                          Table I: Transaction Fees
                                         When Charge                                 Amount
           Charge                        is Deducted                                Deducted
 Maximum sales charge             When you pay a Premium.        7.0% of each Premium Payment in Policy Years
 imposed on Premiums                                             1-20 and 4.0% in Policy Years 21 and later.1
 (Premium Load) (Average
 of 3.0% of this Charge is
 used for state and federal
 tax obligations)

                                              Table I: Transaction Fees
                                           When Charge                                      Amount
          Charge                           is Deducted                                     Deducted
 Surrender Charge*2             For up to 15 years from the
                                Policy Date and up to 15 years
                                from the effective date of each
                                increase in Specified Amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Full Surrender of your Policy.
                                For up to 10 years from the
                                Policy Date or up to 10 years
                                from the effective date of each
                                increase in Specified Amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Reduction in Specified
                                Amount.
  Maximum Charge                                                       $60.00 per $1,000 of Specified Amount.
  Minimum Charge                                                       $0.00 per $1,000 of Specified Amount.
  Charge for a                                                         For a male, age 45, standard non-tobacco, in
  Representative Insured                                               year one the maximum Surrender Charge is
                                                                       $39.38 per $1,000 of Specified Amount.

 Transfer Fee                   Applied to any transfer request        $  25
                                in excess of 24 made during
                                any Policy Year.

  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.

  1 The maximum sales charge imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides.

  2 During the life of the Policy, you may request one or more Partial
   Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your Policy.)


Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.



 Table II: Periodic Charges Other Than Fund Operating
                        Expenses
                            When Charge         Amount
        Charge              is Deducted        Deducted
 Cost of Insurance*        Monthly

                     Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                        When Charge                                     Amount
          Charge                        is Deducted                                    Deducted
  Maximum Charge                                                 $83.33 per month per $1,000 of Net Amount at
                                                                 Risk.
  Minimum Charge                                                 $0.00 per month per $1,000 of Net Amount at
                                                                 Risk.
                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 800% of the standard rate.
  Charge for a                                                   For a male, age 45, standard non-tobacco, in
  Representative Insured                                         year one the guaranteed maximum monthly cost
                                                                 of insurance rate is $0.20 per month per $1,000
                                                                 of Net Amount at Risk.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            Valuation Day).                  Separate Account, guaranteed not to exceed an
                                                                 effective annual rate of 0.60%.1
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
                                                                 In addition to the flat fee of $10 per month, for
                                                                 the first ten Policy Years from issue date or
                                                                 increase in Specified Amount, a monthly fee per
                                                                 dollar of Initial Specified Amount or increase in
                                                                 Specified Amount as follows:
  Maximum Charge                                                 $2.56 per month per $1,000 of Initial Specified
                                                                 Amount or increase in Specified Amount.
  Minimum Charge                                                 $0.01 per month per $1,000 of Initial Specified
                                                                 Amount or increase in Specified Amount.
  Charge for a                                                   For a male age 45, standard non-tobacco, the
  Representative Insured                                         maximum additional monthly charge is $0.13
                                                                 per month per $1,000 of Specified Amount.
 Policy Loan Interest           Annually                         4.0% annually of the amount held in the Loan
                                                                 Account.2
 Interest on Accelerated        Annually
 Benefit Lien
  Accelerated Benefit Up                                         4.0% annually of amount of Accelerated Benefit
  to Surrender Value                                             up to Surrender Value.3
  Accelerated Benefit                                            Rate not to exceed higher of (i) published
  Exceeding Surrender                                            monthly average of Moody's Corporate Bond
  Value                                                          Yield Average - Monthly Average Corporates
                                                                 (determined 30 days in advance of beginning of
                                                                 Policy Year) and (ii) the rate used to compute
                                                                 the Accumulation Value of the Fixed Account
                                                                 plus 1.0%.3
 No-Lapse Enhancement           N/A                              There is no charge for this rider.4
 Rider

                       Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                            When Charge                                      Amount
           Charge                           is Deducted                                     Deducted
 Overloan Protection Rider        One-time charge when you             Maximum charge of 5% of the then current
                                  elect to use the benefit.            Accumulation Value.5
 Optional Rider Charges                                                Individualized based on whether optional
                                                                       Rider(s) selected.
 Premium Reserve Rider            When you allocate a Premium          4.0% of each Premium Payment allocated to the
                                  Payment to this rider                rider.6
                                  When Rider Accumulation              3.0% of amount transferred
                                  Value is transferred to Policy
                                  during Policy Years 1-106
 "Lincoln LifeEnhanceSM           Monthly
 Accelerated Benefits
 Rider"
 Cost of Insurance*
  Maximum Charge                                                       $43.48 per month per $1,000 of Net Amount at
                                                                       Risk or Rider Net Amount at Risk, whichever is
                                                                       applicable at the time.
                                                                       Individuals with higher mortality risk than
                                                                       standard issue individuals can be charged from
                                                                       125% to 200% of the standard rate.
  Minimum Charge                                                       $0.00 per month per $1,000 of Net Amount at
                                                                       Risk or Rider Net Amount at Risk, whichever is
                                                                       applicable at the time.
  Charge for a                                                         For a male, age 45, standard non-tobacco, in
  Representative Insured                                               year one the guaranteed maximum monthly cost
                                                                       of insurance rate is $0.09 per month per $1,000
                                                                       of Net Amount at Risk.
 Waiver of Monthly                Monthly                              Rate factor is percent of all other covered
 Deduction Rider7                                                      monthly charges.
  Maximum Charge                                                       12.0% of all other covered monthly charges.
  Minimum Charge                                                       2.0% of all other covered monthly charges.
  Charge for a                                                         For a male, age 45, standard non-tobacco, the
  Representative Insured                                               maximum rate factor is 3.5% of all other
                                                                       covered monthly charges.
  Basic Accelerated               When any benefit payment is          $250 (deducted from amount of benefit paid)
  Benefits Riders8                made
  Change of Insured               N/A                                  There is no charge for this rider.
  Rider
  Enhanced Surrender              Monthly (in Policy Years 2-5         Charge is $0.05 per $1,000 of Initial Specified
  Value Rider                     only)                                Amount.

  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.

     1 Guaranteed at an effective annual rate of 0.60% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.

  2 Effective annual interest rate of 4.0% in years 1-10 and 3.0% in years 11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's general account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 3.0%.

  3 Under the Basic Accelerated Benefits Riders, payments of benefits are considered as liens, which as described more fully in the section headed "Policy Loans", are charged interest on amounts not exceeding the Surrender Value of the Policy at an effective annual interest rate of 4.0% in years 1-10 and 3.0% in years 11 and later. To the extent the Accelerated Benefit paid exceeds the Surrender Value of the Policy, the interest rate charged will vary as described in the table above and in the section headed "Policy Loans". Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request an Accelerated Benefit, amounts equal to the amount of the Accelerated Benefit you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's general account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 3.0%.

  4 There is no separate charge for the No-Lapse Enhancement Rider. The Cost of Insurance Charge for the Policy has been adjusted to reflect the addition of the rider to the Policy. See No-Lapse Enhancement Rider section for further discussion.

  5 Accumulation Value of the Policy is the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. See Policy Values section for detailed discussion of how each value is calculated.

  6 Allocations of Premium Payments to the rider are at your discretion.
   Allocations of Premium Payments to the rider are subject to the 4.0% charge shown in Table II and are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I. This 4.0% charge is called the Premium Reserve Rider Premium Load. Rider Accumulation Value allocated to the Separate Account is subject to the mortality and expense risk charge (which does not exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11 and later).

   Transfers of Accumulation Value from the rider to the Policy are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I, but are subject to a charge of 3.0% of the Accumulation Value transferred if such transfers are made during the first 10 Policy Years. In addition, if you request a loan from the Accumulation Value of this rider, interest is charged at the same rate as for Policy Loans. See Premium Reserve Rider section for further discussion.

  7 These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.

  8 There are two versions of this rider; see Riders section for detailed discussion of the terms of each rider, and note that the payment of a benefit under either version of the Rider is considered a loan against the Policy.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your Policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.91% 9         0.25%
 (12b-1) fees, and other expenses.



  9 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.74%. These waivers and reductions generally extend through April 30, 2014 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying

   Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our Owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life Flexible Premium Variable Life Account M (Separate Account) is a Separate Account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.


Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a Specified Amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.


How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the

Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain administrative services for the fund advisors or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the Policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the Policy. Additionally, a fund's advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisors or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and 5% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.


We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.



Sub-Accounts and Funds

The variable investment options in the Policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.

We create Sub-Accounts and select the funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.


Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.


There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisors/subadvisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.

     o AllianceBernstein VPS Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.

     o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A):
  Long-term growth of capital.


American Funds Insurance Series (Reg. TM), advised by Capital Research and
  Management Company.


     o Global Growth Fund (Class 2): Long-term growth of capital.


     o Global Small Capitalization Fund (Class 2): Long-term capital growth.


     o Growth Fund (Class 2): Capital growth.

     o Growth-Income Fund (Class 2): Long-term growth of capital and income.

     o International Fund (Class 2): Long-term growth of capital.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

     o Global Allocation V.I. Fund (Class I): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*

     o Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.

        o Emerging Markets Series (Standard Class): Long-term capital appreciation.

     o Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.

     o REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.

     o Small Cap Value Series (Standard Class): Capital appreciation.

     o Smid Cap Growth Series (Standard Class): Long-term capital appreciation.

        o U. S. Growth Series (Standard Class): Long-term capital appreciation.


     o Value Series (Standard Class): Long-term capital appreciation.


DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.

     o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR CO., Inc.

     o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

     o Growth Portfolio (Service Class): To achieve capital appreciation.

     o Mid Cap Portfolio (Service Class): Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

     o Franklin Income Securities Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.

        o Mutual Shares Securities Fund (Class 1): Capital appreciation; income is a secondary consideration.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
  Advisors Corporation.

     o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)


     o LVIP BlackRock Emerging Markets RPM Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
       (Subadvised by BlackRock Investment Management LLC)
       This fund will be available on or about May 13, 2013. Consult your financial advisor.

     o LVIP BlackRock Equity Dividend RPM Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities. (Subadvised by BlackRock Investment Management LLC)
       (LVIP Wells Fargo Intrinsic Value Fund)


     o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
       (Subadvised by BlackRock Financial Management, Inc.)

     o LVIP Capital Growth Fund (Standard Class): Capital growth.
       (Subadvised by Wellington Management Company, LLP)


     o LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
       (Subadvised by CBRE CLARION SECURITIES LLC)
       (formerly LVIP Cohen & Steers Global Real Estate Fund)

     o LVIP Columbia Small-Mid Cap Growth RPM Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Columbia Management Investment Advisers, LLC)
       (formerly LVIP Turner Mid-Cap Growth Fund)


     o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Special Opportunities Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*


     o LVIP Dimensional Non-U.S. Equity RPM Fund (Standard Class)(2):
       Long-term capital appreciation.
       (formerly LVIP Dimensional Non-U.S. Equity Fund)

     o LVIP Dimensional U.S. Equity RPM Fund (Standard Class)(2): Long-term capital appreciation.
       (formerly LVIP Dimensional U.S. Equity Fund)


     o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital.

     o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


     o LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
       (Subadvised by J.P. Morgan Investment Management Inc.)
       (formerly LVIP J.P. Morgan High Yield Fund)

     o LVIP JPMorgan Mid Cap Value RPM Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by J.P. Morgan Investment Management Inc.)
       (formerly LVIP Columbia Value Opportunities)


     o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

     o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

     o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
       (Subadvised by Mondrian Investment Partners Limited)

     o LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
       (Subadvised by Delaware Management Company)

     o LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.

     o LVIP SSgA Conservative Structured Allocation Fund: (Standard Class)(2):
       A high level of current income, with some consideration given to growth of capital.

     o LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Global Tactical Allocation RPM Fund (Standard Class)(2):
       Long-term growth of capital.
       (Subadvised by SSgA Funds Management, Inc.)
       (formerly LVIP SSgA Global Tactical Allocation Fund)


     o LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

     o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
       To maximize capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)


     o LVIP Templeton Growth RPM Fund (Standard Class): Long-term capital growth.
       (Subadvised by Templeton Investment Counsel, LLC)
       (formerly LVIP Templeton Growth Fund)

     o LVIP UBS Large Cap Growth RPM Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital. (Subadvised by UBS Global Asset Management (Americas) Inc.)
       (formerly LVIP Janus Capital Appreciation Fund)


     o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.


     o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
  Long-term capital appreciation.

     o LVIP Protected Profile Conservative Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.

     o LVIP Protected Profile Growth Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP Protected Profile Moderate Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
       Services Company


     o Growth Series (Initial Class): Capital appreciation.

     o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

     o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
   (Administrative Class): Maximum real return.

  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.




Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant Owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.


We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your Policy as required to reflect any withdrawal or substitution of Underlying Funds. Substitute funds may have higher charges than the funds being replaced.




Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date


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

chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.


Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of a fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.



POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.


The Monthly Deductions are made on the "Monthly Anniversary Day," which is the Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.


If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment


We make a deduction from each Premium Payment. This amount, referred to as "Premium Load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 7.0% from each Premium Payment in Policy Years 1-20 and 4.0% in Policy Years 21 and beyond. The Premium Payment, net of the Premium Load, is called the "Net Premium Payment."

Surrender Charges

A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.

The Surrender Charge varies by age of the insured, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $60.00 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included in each policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.

The duration of the Surrender Charge is 15 years for full surrenders and 10 years for decreases in Specified Amount.

Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years following policy issue, or any increase in Specified Amount.

Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:

A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:

     1) occurs after the tenth Policy Anniversary following policy issue or increase in Specified Amount; or

     2) is caused by a Partial Surrender; or

     3) when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;

     3) is the Initial Specified Amount; and

     4) is the then applicable Surrender Charge from the schedule in the Policy.

We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.

If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.


Upon Full Surrender of your Policy following a policy decrease, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the Policy's value.


In addition, if your Policy includes the Enhanced Surrender Value Rider, you may surrender your Policy for an enhanced Surrender Value provided under the rider, without being subject to the Policy Surrender Charges.

Any surrender may have tax implications. Consult your tax or other financial advisor before initiating a surrender.

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

Partial Surrender Fee

No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.



Transfer Fee

For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.60% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond. The current charge is at an effective annual rate of 0.60% in Policy Years 1-10, 0.20% in Policy Years 11-20, and 0.00% in Policy Years 21 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0008295 (the monthly equivalent of an effective annual rate of 1.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company.

The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the insured. Please note that they will generally increase each Policy Year as the insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

There is a flat Monthly Deduction of $10 in all years.

For the first ten Policy Years from issue date or increase in Specified Amount, there is an additional charge that varies with the insured's age, sex, Premium class, and benefit selection option percentage, if any. This charge will never exceed $2.56 per $1,000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Policy Loan Interest

If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 4.0% in years 1-10, 3.0% in years 11 and beyond. We will credit 3.0% interest on the Loan Account Value in all years.



Rider Charges

Basic Accelerated Benefits Riders. There is a flat charge of $250 (limited in certain states), which will be deducted from any benefit when paid.

"Lincoln LifeEnhanceSM Accelerated Benefits Rider". If you elect this rider, there is a monthly Cost of Insurance Charge for this rider which will be part of the Monthly Deduction made under the Policy. Also, this rider's Cost of Insurance will be part of the No-Lapse Value Monthly Deduction and Reset Account Value Monthly Deduction as described in the No-Lapse Enhancement Rider, if attached to the Policy. The amount deducted each Policy Month will be calculated as (A) multiplied by (B) where:

(A) is the applicable rate found in the "Guaranteed Cost of Insurance Rate Per $1,000 of Policy Net Amount at Risk or Rider Net Amount At Risk" table of rates shown on the Policy Specifications; and

(B) is either i. or ii. noted below:

  i. For any Policy Month prior to acceleration of the death benefit, the Policy's net amount at risk divided by $1,000; or

  ii. Following acceleration of the death benefit, for any Policy Month in which benefits are not payable, the Rider's Net Amount at Risk divided by $1,000.

The Rider's Net Amount at Risk is equal to the Remaining Benefit Amount at the beginning of the Policy Month, divided by the Net Amount at Risk Discount Factor shown on the Policy Specifications, minus the Policy's Accumulation Value at the beginning of the Policy Month after the deduction of the Monthly Administrative Fee but prior to the deduction for the monthly Cost of Insurance.

Each Policy Month you receive a Chronic Illness Monthly Benefit Amount or the Terminal Illness benefit, this rider's Cost of Insurance will be waived.


Enhanced Surrender Value Rider. There is a monthly charge during Policy Years 2
- 5 of $0.05 per $1,000 of Initial Specified Amount.


Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the insured. The maximum rate factor is 12.0%. If you have elected this rider, a table of rate factors appears on the rider pages in your Policy.

Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.

Premium Reserve Rider. We deduct 4.0% from each Premium Payment you direct to this rider. Transfers of Premium Reserve Rider Accumulation Value from this rider to the Policy may be subject to a charge of 3.0% of amount transferred during Policy Years 1 - 10. Premium Reserve Rider Accumulation Value allocated to the Premium Reserve Separate Account is subject to the mortality and expense risk charge not to exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11 and later.

In addition, if you request a loan from the Premium Reserve Rider Accumulation Value, interest is charged at the same rate as for Policy Loans.

YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The Policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the Policy. We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any funds.

We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

If we obtain appropriate approvals from Owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.


We will notify you of any change that is made. (See section headed "Transfer Fee" for explanation of an additional right to transfer Accumulation Values from a Sub-Account when its investment objective changes.)

The Policy includes Policy Specifications pages. These pages provide important information about your Policy such as: the identity of the insured and Owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue age; Planned Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy Date", "Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date") refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date" or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.


When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The Policy Date is the date on which we begin life insurance coverage. This is the date from which Policy Years, Policy Anniversary and age are determined.

Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the insured.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 15 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner


The Owner on the Date of Issue is designated in the Policy Specifications. You, as Owner, will make the following choices:


1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.


You are entitled to exercise rights and privileges of your Policy as long as the insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, Surrender the Policy entirely, request a Reduction in Specified Amount, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries.

Right to Examine Period

You may return your Policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the "Right to Examine Period". If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of
(i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.



Initial Specified Amount


You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.




Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging or Automatic Rebalancing program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.

Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or fund shareholders.

In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once an Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from an Owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.

Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the funds in the future.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts during the first Policy Year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

If Dollar Cost Averaging is desired, it must be elected at issue.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) on the first Policy Anniversary; or

4) if your Policy is surrendered or otherwise terminates.

From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your financial advisor to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your Policy will be issued with Automatic Rebalancing. When Automatic Rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.

Automatic Rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating Automatic Rebalancing will terminate the No-Lapse Enhancement Rider attached to your Policy. Refer to the "Riders" section of this prospectus for more information.



Riders

We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.

Basic Accelerated Benefits Riders. There are two basic Accelerated Benefits Riders. The availability of the riders is based upon the Insured meeting our underwriting criteria (including the Insured's age and the state of the Insured's health at the time of your application), which will determine which, if any, form of rider will be issued to you. If the Insured meets our underwriting requirements and if you apply for the riders at the same time as you apply for your Policy, you will be issued the second version of the rider (as described below). If the Insured does not meet our underwriting requirements (or you do not apply for the riders when you apply for your Policy), you will be issued the first version of the rider that is described below. There is a charge for these riders of $250 (limited in certain states), which will be deducted from any benefit when paid. Benefits payable under either form of rider will be considered as a lien against your Policy for the amount of the accelerated benefit paid, and the lien will be considered as a Policy Loan and will be charged interest. (See section headed "Policy Loans".) As the benefit paid is a lien, you may, if you wish, repay any part (but not less than $25) or all of the amount paid. The amount of any lien outstanding at the time of the death of the Insured will be deducted from the death benefit otherwise payable. In certain states, the availability of the riders, and the benefits available thereunder, are limited; please consult with your financial advisor as to availability and benefits.

One version of this rider pays a portion of the Death Benefit upon occurrence of terminal illness (defined by the rider as when the Insured's life expectancy is reduced to less than 12 months) or nursing home confinement (defined by the rider as the Insured being confined to a qualifying nursing home for the balance of life), subject to the terms of the rider. This version of the rider will pay 50% of the Death Benefit for terminal illness and 40% of the death benefit for nursing home confinement, subject to an overall maximum of $250,000 on all policies in force with us, in accordance with the terms of the rider. You may apply for this rider either at the time your application for the Policy is made or at any time thereafter. Our underwriting rules in effect at the time you apply will determine whether the rider will be issued.

The second version of this rider, which must be applied for at the time you apply for your Policy, in addition to paying the same portion of the Death Benefit upon the occurrence of terminal illness or nursing home confinement (as discussed above), also may pay a portion of the death benefit upon critical illness or a condition specified in the rider. The illnesses which qualify are detailed in the rider and generally include, but are not limited to, heart attack (myocardial infarction) and life threatening cancer. In the instance of critical illness, the portion of the Death Benefit payable is 5% (not to exceed a total of $25,000) upon the occurrence of the first critical illness covered by the rider.

To receive a benefit, you must contact us and let us know which benefit you are requesting and the benefit amount (subject to maximum limits) you would like. We will let you know what physician's certification or other requirements you must submit. If you request less than the maximum benefit, you may later apply for the balance of the benefit. For example, if the Insured is confined to a qualifying nursing home for the balance of life, and your only policy with us covering that Insured has a $100,000 death benefit, you could request up to 40% or $40,000, and if the Insured is later diagnosed with a medical condition resulting in a less than 12 month life expectancy, you may request an additional 10% (for a total benefit of 50%) or $10,000 (for a total benefit of $50,000). Because the benefit payable creates a lien on the Policy, the maximum amount of your benefit may also be restricted (or no benefit may be payable) if you have an outstanding Policy Loan or if the Policy has been assigned to a third party. Benefits paid under the Rider may restrict your ability to request future Policy Loans.

"Lincoln LifeEnhanceSM Accelerated Benefits Rider". The availability of this rider is based upon the insured meeting our underwriting criteria (including the insured's age, sex and the state of the insured's health at the time of your application). You must apply for this rider at the time you apply for your Policy. Charges for this rider, if elected, are part of the Monthly Deductions.


This rider provides for the acceleration of up to 100% of the Original Benefit Amount, as determined below, upon occurrence of a Qualifying Event provided all of the terms and conditions of this rider have been met. There are two Qualifying Events, defined below: (1) the insured is certified as Chronically Ill as defined in the rider; or (2) the insured is certified as Terminally Ill as defined in the rider.

Depending on which Qualifying Event occurs and the benefit payment option you have chosen, the Original Benefit Amount will be determined as follows, assuming all the Conditions for Eligibility for Benefit Payments, also described below, have been satisfied:

A. For Chronic Illness where you have elected to receive benefits in a one-time lump sum and have met all Conditions for Eligibility of Benefit Payments:

  o the Policy's Death Benefit Proceeds, without reduction by an outstanding indebtedness, (the "Gross Death Benefit Proceeds").

  o If a Premium Reserve Rider is attached to the Policy, the Policy's Gross Death Benefit Proceeds less the Premium Reserve Rider Accumulation Value. The Premium Reserve Rider Surrender Value will be paid to you prior to the calculation of the Original Benefit Amount.

B. For Chronic Illness where you have elected to receive Monthly Benefit Amounts or where you elect to receive the Terminal Illness benefit and have met all Conditions for Eligibility for Benefit Payments:

     o the Gross Death Benefit Proceeds after a (required) change to Death Benefit Option 1; or

  o If a Premium Reserve Rider is attached to the Policy, you can elect to have the Premium Reserve Rider Surrender Value paid to you prior to the calculation of the Original Benefit Amount.

You are eligible to receive an accelerated benefit payment if the Policy and this rider are in force and the insured is living when all of the following requirements (the "Conditions for Eligibility for Benefit Payment") are met:

1. Our receipt and approval of the following documentation provided by you:

  a. For Chronic Illness, Written Certification or Written Re-certification that the insured is a Chronically Ill individual; or

     b. For Terminal Illness, a Terminally Ill Certification that the insured is Terminally Ill; and

  c. A written consent to make such payment from any assignee of record named under the Policy or any irrevocable beneficiary named under the Policy; and

2. We complete, at our discretion and expense, a personal interview with, and an assessment of, the insured, including examination or tests by a "Licensed Health Care Practitioner" of our choice; and our receipt of copies of any relevant medical records from a health care provider involved in the insured's care. A Licensed Health Care Practitioner is a physician, as defined in Section 1861(r)(1) of the Social Security Act, a registered professional nurse, licensed social worker, or other individual who meets such requirements as may be prescribed by the Secretary of Treasury, or qualifications to our satisfaction.

The Original Benefit Amount will be reduced by any benefit payments made. The balance remaining is the "Remaining Benefit Amount". There is no waiting period to receive a benefit under this rider once all Conditions for Eligibility for Benefit Payments have been satisfied and benefits will be paid retroactively to the date of our receipt of all documentation provided by you that is necessary to satisfy all Conditions for Eligibility for Benefit Payments. Furthermore, we do not require proof of incurred expenses for you to receive benefits under this rider. This rider's benefits will only be paid to the Owner of the Policy and will only be paid by check or other method made available by us. Any benefit to be paid is subject to the "Incontestability" provision of the Policy.

The benefit payment options available to you under this rider are as follows:

(1) For a Chronic Illness Qualifying Event

You may elect to receive the benefit as either (a) Monthly Benefit Amounts or
  (b) a one-time lump sum payment.

  (a) Monthly Benefit Amounts - Provided all Conditions for Eligibility for Benefit Payments have been satisfied, you may elect to receive accelerated monthly benefit payments (the "Monthly Benefit Amount") without losing the option of electing a one-time lump sum payment of the Remaining Benefit Amount.

  For each Benefit Period, defined below, in which you qualify to receive benefits, you may elect a Monthly Benefit Amount equal to or greater than the Minimum Monthly Benefit but not exceeding the Maximum Monthly Benefit. Both of these amounts are shown on the Policy Specifications. Please note that the Monthly Benefit Amount is not cumulative. The entire Maximum Monthly Benefit may be taken, but if not, the remaining portion cannot be added to future payments. By electing an amount less than the Maximum Monthly Benefit, the amount of the Original Benefit Amount available for later benefit payments (the "Remaining Benefit Amount" as noted above) will be reduced more slowly; however, you should consider that you may or may not re-qualify for future "Written Re-certifications". A "Written Certification" is the Written Certification that we must receive and approve prior to the start of each Benefit Period following the initial Benefit Period in order for you to be eligible for Chronic Illness Monthly Benefit Amounts, provided all other Conditions for Eligibility for Benefit Payments are met. "Written Certification" is the documentation required, in a form satisfactory to us, certifying that the insured is Chronically Ill as defined in the rider and providing certain other information with respect to the insured's ongoing health service needs. A "Benefit Period" is a period of time not to exceed twelve consecutive months. Each such period begins on the Monthly Anniversary Day after we receive all documentation provided by you necessary to satisfy all Conditions for Eligibility for Benefit Payments. A new Benefit Period will begin no earlier than the end of the current Benefit Period.

  The largest amount that may be elected is the Maximum Monthly Benefit. As shown on the Policy Specifications, the Maximum Monthly Benefit may not exceed the lesser of the shown percentage of the Original Benefit Amount or the monthly equivalent of the Per Diem Limit (which is set annually on January 1 by the Internal Revenue Service.) At the time of claim and for each subsequent Benefit Period, we will notify you of your Maximum Monthly Benefit.

  Sixty (60) days prior to the end of each Benefit Period, we will send you documentation for Written Re-certification. As part of this documentation, if your Maximum Monthly Benefit is based on the Per Diem Limit and the Per Diem Limit increases, we will provide you with an adjusted Maximum Monthly Benefit. If your Maximum Monthly Benefit is based on the Per Diem Limit, the Maximum Monthly Benefit in this documentation will be based on a 30 day Policy Month. If you elect the Maximum Monthly Benefit, the actual amount you receive will be adjusted based on the number of days in each Policy Month.

     Chronic Illness Monthly Benefit Amounts will end when any of the following occur:

     (1) the insured fails to meet any one of the Conditions for Eligibility for Benefit Payments;

     (2) you notify us to discontinue Monthly Benefit Amount payments; or

     (3) this rider terminates.

  In the event you request that we discontinue Monthly Benefit Amount payments and then, at a later date, you desire to begin a new Benefit Period, we will allow you to do so provided all of the Conditions for Eligibility for Benefit Payments are met.

  (b) One-Time Lump Sum - If you elect a one-time lump sum payment, the Remaining Benefit Amount will be multiplied by the then applicable Chronic Illness one-time lump sum actuarial discount factor when determining the amount of the payment (as described in the discussion of actuarial discount factors below). The payment of a one-time lump sum will cause termination of both this rider and the Policy.

(2) For a Terminal Illness Qualifying Event

 The maximum Terminal Illness benefit payment will be the lesser of 1) 50% of the Remaining Benefit Amount; or 2) $250,000. Note: This benefit will only be paid once and will be paid as a lump sum, if you elect less than the maximum benefit, the remainder will not be available at a later date. The amount accelerated will be greater than the Terminal Illness benefit payment and will be determined by dividing the requested benefit payment by the applicable Terminal Illness actuarial discount factor discussed below. The amount accelerated will not be allowed to exceed the Remaining Benefit Amount.

As described above, a Chronic Illness one-time lump sum actuarial discount factor will be applied to the Chronic Illness one-time lump sum and a Terminal Illness actuarial discount factor will be applied to the Terminal Illness amount accelerated. These actuarial discount factors reflect the early payment of benefits available under the Policy. The actuarial discount factor used will be based on a mortality assumption and an interest rate which has been declared by us in effect on the date the benefit payment is determined. The maximum interest rate used shall not exceed the greater of:

a) the current yield on 90 day treasury bills available on the date the benefit payment is determined; or

b) the current Maximum Statutory Adjustable Policy Loan Interest Rate (the highest variable interest rate permitted under state law) in effect on the date the benefit payment is determined. This maximum rate will not be more than the higher of the following:

  (1) The published monthly average (defined below) for the calendar month ending 2 months before the date on which the rate is determined; or

     (2) The rate used to compute the Fixed Account under the Policy for that year plus 1 percent.

     The published monthly average referred to above is defined as:

   (a) Moody's Corporate Bond Yield Average - Monthly Average Corporates as published by Moody's Investors Service, Inc., or any successor thereto; or

   (b) In the event that Moody's Corporate Bond Yield Average - Monthly
       Average Corporates is no longer published, a substantially similar average, established by regulation, or other method, issued by the Insurance Department of the state or other jurisdiction where the Policy is delivered.

Please note that, subject to meeting all Conditions for Eligibility for Benefit Payments, defined below, you may elect to receive accelerated benefits as follows:

(a) Chronic Illness in Monthly Benefit Amounts and then at a later date elect the Chronic Illness one-time lump sum payment; or

(b) Chronic Illness Monthly Benefit Amounts and then at a later date elect to receive the Terminal Illness benefit. In the same Policy Month, you may receive both a Chronic Illness Monthly Benefit Amount and the Terminal Illness benefit; or

(c) Chronic Illness Monthly Benefit Amounts, then at a later date elect to receive the Terminal Illness benefit and finally receive the Chronic Illness one-time lump sum payment; or

(d) Terminal Illness benefit and then at a later date elect to receive a Chronic Illness benefit in either Monthly Benefit Amounts or the one-time lump sum payment, or both.

Any Chronic Illness Monthly Benefit Amount or Terminal Illness benefit paid under this rider will be first used to repay a portion of any outstanding Indebtedness under the Policy. The portion to be repaid will be determined by the product of the following:

[(A + B) / C] * D where:

     A = is the balance in the Loan Account;

     B = is any accrued loan interest not yet charged;

     C = is the Remaining Benefit Amount immediately prior to a benefit payment; and

     D = is either i. or ii. noted below, depending on the Qualifying Event:

     i. the Chronic Illness Monthly Benefit Amount; or

     ii. the Terminal Illness benefit payment divided by the applicable Terminal Illness actuarial discount factor.

If the Chronic Illness one-time lump sum benefit payment is elected, the benefit payment will be reduced by any outstanding Indebtedness under the Policy.

It's important to note that if any of the following riders are attached to your Policy, this rider may have an impact on any benefits provided under such rider.

Premium Reserve Rider: For Chronic Illness Monthly Benefit Amounts and Terminal Illness benefit, you may elect to either include the Premium Reserve Rider Accumulation Value in the calculation of the Original Benefit Amount or receive a payment of the Premium Reserve Rider Surrender Value. Either action will terminate the Premium Reserve Rider. If you elect to include the Premium Reserve Rider Accumulation Value in the calculation of the Original Benefit Amount, the Premium Reserve Rider Accumulation Value will be transferred to the Policy's corresponding Fixed Account value, Sub-Account(s) value, and/or Loan Account value and the Premium Reserve Rider's Transfer Load will be waived. If you elect the Chronic Illness one-time lump sum payment, you will receive a payment of the Premium Reserve Rider Surrender Value and the Premium Reserve Rider will terminate.

Waiver of Monthly Deduction Rider: If you are on Total Disability as provided under any Waiver of Monthly Deduction Rider, we will continue to waive the monthly deductions falling due under the Policy once payment of an accelerated benefit begins under this rider.

Enhanced Surrender Value Rider: Once payment of an accelerated benefit under this rider begins, the Enhanced Surrender Value Rider will terminate.

Benefit payments under this rider will reduce certain policy and rider values by multiplying such values by a Reduction Ratio noted below. The values that will be reduced are as follows:

1. Specified Amount;

2. Fixed Account value;

3. The value of each Sub-Account;

4. Your "Cost Basis" in the Policy (the total amount of premiums or other consideration you have paid for the Policy, less the total amount you have received that was not included in your taxable income, and less any reductions in values due to benefit payments under this rider);

5. Premiums paid to date;

6. No-Lapse Value* of any No-Lapse Enhancement Rider, if attached to the Policy;

7. Reset Account Value* of any No-Lapse Enhancement Rider, if attached to the Policy;

8. Guaranteed Minimum Death Benefit* of any No-Lapse Enhancement Rider, if attached to the Policy; and

9. Reset Death Benefit* of any No-Lapse Enhancement Rider, if attached to the Policy.

* As defined in the No-Lapse Enhancement Rider.

Any reduction will occur on the Monthly Anniversary Day prior to the Monthly Deduction. The proportion by which the above values will be reduced will be based on a Reduction Ratio, determined as follows:

A. Chronic Illness Benefit Payments:

     Each Monthly Benefit Amount will reduce the above values by a Reduction Ratio of (b-a)/b where:

     a = is the Monthly Benefit Amount, and

     b = is the Remaining Benefit Amount immediately prior to a benefit payment.

B. Terminal Illness Benefit Payment:

     The payment of a Terminal Illness benefit will reduce the above values by a Reduction Ratio of (b-a)/b where:

a = is the Terminal Illness benefit payment divided by the applicable Terminal
  Illness actuarial discount factor, and

b = is the Remaining Benefit Amount immediately prior to the benefit payment.

Additional terms to consider:

For each Policy Month you receive a rider benefit payment, we will send you a monthly report showing the change in current values under your Policy.

If a Death Benefit Option other than Death Benefit Option 1 (Level) is in effect, the Death Benefit Option will be changed to Death Benefit Option 1 (Level) prior to the first benefit payment. No further Death Benefit Option changes are permitted.

The Surrender Charges as shown on the Policy Specifications will be waived.

If there is any premium in a premium deposit fund, this premium will be returned to you and will be treated as a normal return of premium and not as a benefit payment under this rider. If we return any accrued interest with the premium amount, the interest will be reported as taxable income to you.

You may not make a change in Specified Amount, a change in the insured's Premium Class as shown on this rider's Policy Specifications, or add rider benefits or increase the amount of rider benefits.

Further, we reserve the right to transfer all value of each Sub-Account(s) to the Fixed Account.

If the death of the insured occurs prior to the date you satisfy all Conditions for Eligibility for Benefit Payments, we will pay the Death Benefit Proceeds. If the death of the insured occurs while benefits are being received under this rider, we will pay the Death Benefit Proceeds, which may be less than the Remaining Benefit Amount, and the Death Benefit Proceeds will be reduced by any decrease in the Remaining Benefit Amount after the date of the insured's death.

This rider provides for monthly deductions to be waived in the event you are receiving or have received Chronic Illness Monthly Benefits or a Terminal Illness Benefit. Once benefit payments begin, the Policy's Monthly Deductions will continue until the Policy's Net Accumulation Value, and, if attached to the Policy, the No-Lapse Enhancement Rider's No-Lapse Value, less Indebtedness, and Reset Account Value, less Indebtedness, are reduced to an amount insufficient to pay the Monthly Deduction. After this occurs, the Policy will not Lapse as long as this rider is In Force. We will stop billing you and will not allow premium payments unless otherwise agreed to by you and us. However, we will continue to accept loan repayments.

It is important to note that this rider does not provide an accelerated benefit for Chronic Illness resulting from:

1. Intentionally self-inflicted injury or attempted suicide, while sane or insane;

2. Any act or incident of insurrection or war, declared or undeclared;

3. The insured's participation in, or attempting to participate in, a felony, riot, or insurrection; or

4. Alcoholism or drug addiction.

You may reinstate this rider as part of your Policy if the Policy is terminated and reinstated. Such reinstatement will be subject to satisfactory evidence of insurability and all other terms and conditions of the Policy to which it is attached.

This rider and all rights provided under it will terminate automatically upon whichever of the following occurs first:

1. The date you request In writing to terminate this rider;

2. The Policy's Specified Amount exceeds the Specified Amount Limit as shown on the Policy Specifications;

3. The receipt of a Chronic Illness one-time lump sum payment which will cause the termination of both this rider and the Policy to which it is attached;

4. The Remaining Benefit Amount is reduced to zero which will cause the termination of both this rider and the Policy to which it is attached;

5. Termination of the Policy; or

6. The death of the insured which will cause Death Benefit Proceeds to become payable under the Policy.

In addition, if you have received an accelerated benefit payment, this rider will terminate on the earliest of the following:

1. The date you take a partial surrender under the Policy; or

2. The date you take a loan under the Policy.

Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the insured's 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.

Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.

Enhanced Surrender Value Rider. If desired, you must select this rider when you initially apply for insurance. The rider provides an enhanced Surrender Value without imposition of a Surrender Charge if you fully surrender your Policy during the first five Policy Years (the "Enhanced Surrender Value Period"). This rider does not provide for enhanced Surrender Value for Partial Surrenders, loans, or in connection with the exchange of this Policy for any other policy. This rider will terminate at the earliest of the Full Surrender of the Policy for the benefit provided by this rider; the end of the fifth Policy Year; lapse of the Policy; or exchange, replacement, or any termination of the

Policy except for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider.

If the Policy is Fully Surrendered at any time during the Enhanced Surrender Value Period, the Surrender Value payable on the date your Policy is surrendered will equal:

1) the Policy's Accumulation Value; minus

2) Indebtedness.

The following example demonstrates hypothetical Accumulation Values and Surrender Values with and without the Enhanced Surrender Value Rider during the first five Policy Years of the policy described below:

Sample Policy

o Insured: Male Standard Non-tobacco, age 45

o Specified Amount: $1,000,000

o Benefit Selection Option: Not Elected

o Planned annual Premium Payment: $35,000

o No Indebtedness



                     Accumulation          Surrender          Accumulation        Surrender
                    Value Without        Value Without         Value With         Value With
 End of Year          ESV Rider            ESV Rider            ESV Rider         ESV Rider
-------------      ---------------      ---------------      --------------      -----------
      1            $ 31,640             $      0             $ 31,640            $ 31,640
      2            $ 65,215             $ 27,605             $ 64,593            $ 64,593
      3            $100,863             $ 64,143             $ 99,576            $ 99,576
      4            $138,799             $102,969             $136,801            $136,801
      5            $179,219             $144,289             $176,462            $176,462

No-Lapse Enhancement Rider: This rider, which is automatically issued with your Policy, provides you with a limited benefit in the event that your Policy would otherwise lapse. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee. The duration of lapse protection provided by this rider will be determined monthly, and will vary based on Net Premium Payments made, interest credited, the amount of any Partial Surrenders, and rates and fees for the rider. Payment of Premiums higher than the Planned Premium and interest credited on Net Premiums will increase the duration of lapse protection. Partial Surrenders and the costs of other riders which have their own charges will reduce the duration of lapse protection.

No-Lapse Protection. If the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions, the Policy will not lapse as long as three conditions are met:

1) the rider has not terminated (see subsection headed "Rider Termination" for more information about when the rider terminates);

2) the duration of the rider's lapse protection has not ended (that is, the period during which lapse protection is provided by the rider - also known as the "duration of lapse protection" - has not ended); see sub-section headed "Duration of Lapse - Protection"); and

3) either the "No-Lapse Value" or the "Reset Account Value", less any Indebtedness, is greater than zero.

We will automatically issue this rider with your Policy. There is no charge for this rider.

The rider consists of the No-Lapse Value provision (the "No-Lapse Value Provision") and the Reset Account Value provision (the "Reset Account Value Provision"). Under this rider, your Policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. The "No-Lapse Value" and "Reset Account Value" are reference values only and are determined as described below. If the Net Accumulation Value is insufficient to cover the Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing.

If either the No-Lapse Value Provision or the Reset Account Value Provision of this rider is actively preventing the Policy from lapsing, that provision will trigger a death benefit which is different from the death benefit otherwise in effect under the Policy. Each provision triggers a different death benefit, as described in more detail below. The change to a death benefit triggered by either provision under this rider is not permanent. If subsequent Premium Payments create Accumulation Value sufficient to cover the accumulated, if any, as well as current Monthly Deductions, the death benefit triggered by either rider provision will no longer apply, and the death benefit will be restored to the death benefit option in effect under the Policy. There is no limit on the number of times we allow death benefits to be restored in this manner. Refer to the section headed "Death Benefits" for more information.

We calculate the No-Lapse Value and Reset Account Value based on a set of rates and fees which are reference rates and reference fees only and are used solely for the purpose of calculating benefits provided by the rider. They will be referred to as the "Reference Rates and Fees". The Reference Rates and Fees used for this rider are not charges and fees imposed on your Policy and differ from the rates and fees we use to calculate the Accumulation Value of the Policy.


Each provision's value is based on a set of Reference Rates and Fees unique to that provision. The No-Lapse Value Reference Rates and Fees are the No-Lapse Value Premium Credit, the No-Lapse Premium Load and the No-Lapse Monthly Deduction for a Policy Month (which includes the No-Lapse Monthly Cost of Insurance, the cost of any additional benefits provided by other riders that have their own charges, and the No-Lapse Monthly Administrative Fee). The Reset Account Value Reference Rates and Fees are the Reset Account Premium Load and the Reset Account Monthly Deduction for a Policy Month (which includes the Reset Account Monthly Cost of Insurance, the cost of any additional benefits provided by other riders that have their own charges, and the Reset Account Monthly Administrative Fee).


At the time we issue the Policy, we fix the schedules of Reference Rates and Fees for the life of the Policy. Refer to the No-Lapse Enhancement Rider form issued with your Policy for more information about the actual schedules of Reference Rates and Fees applicable to your Policy.

The No-Lapse Value. On each Monthly Anniversary Day (see section headed "Policy Charges and Fees" for a discussion of "Monthly Anniversary Day"), the No-Lapse Value will be calculated as 1), plus 2), plus 3), minus 4), minus 5), minus 6) where:

1) is the No-Lapse Value on the preceding Monthly Anniversary Day;

2) is all premiums received since the preceding Monthly Anniversary Day and is either increased by the No-Lapse Value Premium Credit or decreased by the No-Lapse Value Premium Load based on the Policy Years as shown in the actual schedules of Reference Rates and Fees applicable to your policy;

3) is accumulated interest credited to the No-Lapse Value since the preceding Monthly Anniversary Day;

4) is the amount of any Partial Surrenders (i.e., withdrawals) under the Policy since the preceding Monthly Anniversary Day;

5) is the No-Lapse Monthly Deduction for the month following the Monthly Anniversary Day; and

6) is the Surrender Charge for any Reduction in Specified Amount on the Monthly Anniversary Day.

Reductions in Specified Amounts only become effective on the Monthly Anniversary Day on or next following the day on which the reduction is approved (see section headed "Surrender Charges - Reduction in Specified Amount" for further information).

On any day other than a Monthly Anniversary Day, the No-Lapse Value will be the No-Lapse Value as of the preceding Monthly Anniversary Day, plus all premiums received since the preceding Monthly Anniversary Day

(either increased by the No-Lapse Value Premium Credit or decreased by the No-Lapse Value Premium Load), less Partial Surrenders, plus accumulated interest credited to the No-Lapse Value.


The No-Lapse Value on the Policy Date will be the initial premium received, plus the No-Lapse Value Premium Credit, less the No-Lapse Monthly Deduction for the first Policy Month.

The No-Lapse Monthly Deduction is the No-Lapse Monthly Cost of Insurance, plus the monthly charge, if any, for other riders, and plus the No-Lapse Monthly Administrative Fee. The No-Lapse Monthly Cost of Insurance and the No-Lapse Monthly Administrative Fee are Reference Rates and Fees only, are not charges and fees imposed on your Policy, and are used solely for the purpose of calculating benefits provided by the rider. These Reference Rates and Fees differ in amount from the policy Cost of Insurance Charge and Policy Monthly Administrative Fee used to calculate Accumulation Value under your Policy.


The Reset Account Value. On each Monthly Anniversary Day (see section headed "Policy Charges and Fees" for a discussion of "Monthly Anniversary Day"), the Reset Account Value will be calculated as 1), plus 2), plus 3), minus 4), minus
5), minus 6) where:

1) is the Reset Account Value on the preceding Monthly Anniversary Day;

2) is all Net Premium Payments received since the preceding Monthly Anniversary Day;

3) is accumulated interest credited to the Reset Account Value;

4) is the amount of any Partial Surrenders (i.e. withdrawals) under the Policy since the preceding Monthly Anniversary Day;

5) is the Reset Account Monthly Deduction for the month following the Monthly Anniversary Day; and

6) is the Surrender Charge for any Reduction in Specified Amount on the Monthly Anniversary Day.

Reductions in Specified Amounts only become effective on the Monthly Anniversary Day on or next following the day on which the reduction is approved (see section headed "Surrender Charges - Reduction in Specified Amount" for further information).

On any day other than a Monthly Anniversary Day, the Reset Account Value will be the Reset Account Value as of the preceding Monthly Anniversary Day, plus all Net Premium Payments received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest credited to the Reset Account Value.


The Reset Account Value on the Policy Date will be the initial Net Premium Payment received less the Reset Account Monthly Deduction for the first Policy Month.

The Reset Account Monthly Deduction is the Reset Account Monthly Cost of Insurance, plus the monthly charge, if any, for other riders, and plus the Reset Account Monthly Administrative Fee. The Reset Account Monthly Cost of Insurance and the Reset Account Monthly Administrative Fee are Reference Rates and Fees only, are not charges and fees imposed on your Policy, and are used solely for the purpose of calculating benefits provided by the rider. These Reference Rates and Fees differ in amount from the policy Cost of Insurance Charge and Policy Monthly Administrative Fee used to calculate Accumulation Value under your Policy.


On each Policy Anniversary, the Reset Account Value may increase to reflect positive investment performance. If the Reset Account Value on any Policy Anniversary is less than the Accumulation Value on that same Policy Anniversary, the Reset Account Value will be increased to equal the Accumulation Value. Refer to the No-Lapse Reset Account Provision of the No-Lapse Enhancement Rider attached to your Policy.


Death Benefits Under the Policy and the Rider. You will select a "guaranteed minimum death benefit" on the application for your policy. This Guaranteed Minimum Death Benefit will be used in determining the actual Death Benefit Proceeds provided by the No-Lapse Value Provision of this rider. The Guaranteed Minimum Death Benefit you select under the provisions of the No-Lapse Enhancement Rider will only affect the Death Benefit Proceeds payable under the terms of this rider if the rider is actively preventing the Policy from lapsing. It will be shown on the Policy Specifications page.

The initial Guaranteed Minimum Death Benefit you select must be between 70% and 100% of the Initial Specified Amount for the Policy. The higher the percentage you select, the higher the ongoing Premium Payments which will be required to maintain a No-Lapse Value and/or Reset Account Value greater than zero. If the policy Specified Amount is later decreased below the Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit will automatically decrease to equal the Specified Amount as of the same effective date. If the policy Specified Amount is later increased, the Guaranteed Minimum Death Benefit will not automatically increase.

If the Net Accumulation Value is sufficient to cover the accumulated, if any, and current Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. Refer to the section headed "Death Benefits" for more information.

If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Each provision triggers a different death benefit.

If the No-Lapse Value Provision is actively keeping the Policy from lapsing, the death benefit (the "No-Lapse Provision Death Benefit") is the Guaranteed Minimum Death Benefit less any Indebtedness and less any Partial Surrenders (i.e., withdrawals) received by the Owner after the date of insured's death. This death benefit may be less than the specified amount of the Policy.

If the Reset Account Value Provision is actively keeping the Policy from lapsing, the death benefit (the "Reset Account Value Provision Death Benefit") is the greater of:

1) (a) the lesser of

     (i) the current Specified Amount and

     (ii) Initial Specified Amount, minus

     (b) Indebtedness, and minus

     (c) any Partial Surrenders (i.e., withdrawals) received by the Owner after the date of death; or


2) an amount equal to the Reset Account Value multiplied by the applicable percentage shown in the corridor percentages table of the Policy Specifications, less any Indebtedness and less any Partial Surrenders after the date of death.


If the requirements of both of the No-Lapse Value Provision and Reset Account Value Provision are met, the death benefit payable will be the greater death benefit amount triggered by either of the provisions. Refer to the section headed "Death Benefits" for more information.

If this No-Lapse Enhancement Rider prevents the Policy from lapsing, and subsequent Premium Payments are made such that the Accumulation Value is sufficient to cover the Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. During the period that the rider is preventing the Policy from lapsing, the Monthly Deductions under your Policy, which consist of the monthly Cost of Insurance Charge, the monthly cost of any riders, and the monthly Administrative Fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current Monthly Deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of Premiums you would be required to pay to keep your Policy in force (see section headed "Lapse and Reinstatement").

The following examples demonstrate for the policy described below the death benefit under the policy as well as the death benefits calculated under both the No-Lapse Value Provision and the Reset Account Value Provision of the No-Lapse Enhancement Rider. The column headed "No-Lapse Enhancement Rider Death Benefit" shows the amount of the benefit which would be paid if the Rider were preventing lapse. That death benefit is the greater of the amounts provided by the No-Lapse Value Provision and the Reset Account Value Provision.

o Insured: Male Standard Non-tobacco, age 45

o Specified Amount: $1,000,000

o Annual Premium Payment: $12,500 paid annually at or before the beginning of each of the first 30 Policy Years

o No Indebtedness on the Policy

o Death Benefit Option: 1 (level)

o Benefit Selection Option: Not Elected

o Assumed Investment Return: 8.00% gross (7.31% net)

o No-Lapse Provision Guaranteed Minimum Death Benefit Percentage = 90% of Initial Specified Amount



 End of                   Accumulation        Policy Death
  Year         Age            Value              Benefit
--------      -----      --------------      --------------
   10          55           117,380            1,000,000
   20          65           349,958            1,000,000
   30          75           820,892            1,000,000
   40          85          1,648,145           1,730,552
   50          95          3,266,293           3,298,956



                  No-Lapse           Reset Account              No-Lapse
 End of          Provision          Value Provision            Enhancement
  Year         Death Benefit         Death Benefit         Rider Death Benefit
--------      ---------------      -----------------      --------------------
   10            900,000              1,000,000                1,000,000
   20            900,000              1,000,000                1,000,000
   30            900,000              1,000,000                1,000,000
   40            900,000                  -                     900,000
   50            900,000                  -                     900,000

The above example shows a policy that has sufficient Accumulation Value to remain in force. Thus, the No-Lapse Enhancement Rider is not needed to prevent the policy in the example above from lapsing. In this example, the death benefit option selected by the Owner will determine the amount payable upon the death of the insured.

The example below uses all of the same assumptions as are used for the example above, except for the Assumed Investment Return set forth below:

o Assumed Investment Return: 0.00% gross (-0.69% net)



 End of                   Accumulation        Policy Death
  Year         Age            Value              Benefit
--------      -----      --------------      --------------
   10          55           73,030             1,000,000
   20          65           132,507            1,000,000
   30          75           129,772            1,000,000
   40          85              -                   -
   50          95              -                   -



                  No-Lapse           Reset Account              No-Lapse
 End of          Provision          Value Provision            Enhancement
  Year         Death Benefit         Death Benefit         Rider Death Benefit
--------      ---------------      -----------------      --------------------
   10            900,000              1,000,000                1,000,000
   20            900,000              1,000,000                1,000,000
   30            900,000              1,000,000                1,000,000
   40            900,000                  -                     900,000
   50            900,000                  -                     900,000

The second example shows a policy in which the Accumulation Value declines to 0 in between policy years 30 and 40. At that point, the No-Lapse Enhancement Rider will keep the policy from lapsing. The No-Lapse Enhancement Rider Death Benefit is the greater of the No-Lapse Value Provision Death Benefit and the Reset Account Value Death Benefit. Therefore, once the rider begins to prevent lapse, it will provide a Guaranteed Minimum Death Benefit of $900,000 (as elected by the Owner at the time of application for the policy). In this example, the death benefit provided by the No-Lapse Enhancement Rider is less than the death benefit which would have been payable under the death benefit selected by the Owner had the Accumulation Value been sufficient to keep the policy in force without the No-Lapse Enhancement Rider.

The No-Lapse Enhancement Rider can provide benefits when your policy's Accumulation Value is insufficient to prevent a Policy Lapse, which would otherwise terminate all policy coverage. Rider benefits can prevent a Policy Lapse when the policy's Accumulation Value is reduced by deductions for policy charges and fees, poor investment performance, Partial Surrenders of Accumulation Value, Indebtedness for Policy Loans, or any combination of these factors.

Automatic Rebalancing Required. You must maintain Automatic Rebalancing in order to keep this rider in effect. Automatic Rebalancing will be in effect when the Policy is issued. If you discontinue Automatic Rebalancing after the Policy is issued, this rider will terminate. After this rider terminates, the Policy will remain in force only if the Accumulation Value is sufficient to cover the Monthly Deductions. Refer to the section headed "Optional Sub-Account Allocation Programs" for more information about Automatic Rebalancing.

We reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the policy Accumulation Value in order to keep this rider in effect. While we currently do not restrict your allocation rights, your Policy will include a listing of the Sub-Accounts available as of the Policy Date to which allocation may be so restricted. The decision to enforce this restriction will be based on an annual review of the Separate Account investments of all Owners of this product. If we determine that the investments of all Owners are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. Any restriction will apply to all Owners of this product. If such a restriction is put in place in the future, you will be notified in writing and advised if it is necessary to reallocate the policy Accumulation Value or subsequent Premium Payments among Sub-Accounts which are not subject to the restriction and advised of the steps you will need to take, if any, in order to keep the rider in effect. We will not reallocate the Accumulation Value to comply with any such restriction except pursuant to your instructions. You may provide instructions for reallocation in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing. If you choose not to reallocate the Accumulation Value of your Policy to comply with a Sub-Account restriction, this rider will terminate. If this rider is actively preventing the Policy from lapsing and this rider terminates as a result of the Owner's failure to comply with a Sub-Account restriction, then the Policy will lapse.

Duration of No-Lapse Protection. The duration of the No-Lapse coverage will be determined monthly by referencing the No-Lapse Account Value and the Reset Account Value. The duration is determined by projecting the first Monthly Anniversary Day on which future deductions for the rider rates and fees would cause both the No-Lapse Value and Reset Account Value to reach zero. Because the duration is recalculated on a monthly basis, higher Premium Payments and credited interest will increase the duration, while Partial Surrenders and adjustments for rider Reference Rates and Fees will reduce the duration. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account Value, and a shorter duration of No-Lapse protection.

The duration of the lapse protection provided by this rider may be reduced if:

1) Premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the No-Lapse Value or Reset Account Value under the Policy. These changes include, but are not limited to, Partial Surrenders, Policy Loans, increases in Specified Amount, and changes in death benefit option.

The Company will determine the duration of the lapse protection based on the situation in 1) and 2) above by recalculating the No-Lapse Value and the Reset Account Value. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account Value. A lower No-Lapse Value or Reset Account Value will reduce the duration of lapse protection. The following example shows the impact of delayed Premium Payments on the duration of lapse protection:

Sample Policy

o Insured: Male Standard Non-tobacco, age 45

o Specified Amount: $1,000,000

o Benefit Selection Option: Not elected

o Planned annual Premium Payment: $8,000

Duration of lapse protection:

1) if Premiums are received on the planned payment date each year: 499 months;
or

2) if Premiums are received 30 days after the planned payment date each year:
495 months.

The impact of late Premium Payments on the duration of the lapse protection varies by policy. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. Payment of sufficient additional Premiums while this rider remains in force will increase one or both of the values to an amount greater than zero, and the rider will provide lapse protection. You may obtain information about your policy's current duration of lapse protection and the impact that late Premium Payments may have on that duration by requesting a personalized policy illustration from your financial advisor.

Rider Termination. This rider and all rights provided under it will terminate automatically upon the earliest of the following:

1) the insured reaches age 121; or

2) surrender or other termination of the Policy; or

3) Automatic Rebalancing is discontinued; or

4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.

If the Policy terminates and is reinstated, this rider will likewise be reinstated unless the rider terminated before the Policy terminates.

Benefit Selection Option. When you apply for the Policy, you may elect the Benefit Selection Option.

With this option, you can select a balance between potentially greater Accumulation Value and the death benefit protection provided by the No-Lapse Enhancement Rider. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of Specified Amount monthly administrative expense fee (the "Monthly Administrative Expense Fee") deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy. Therefore, if you elect to reduce the death benefits provided by this rider by electing a Benefit Selection Option percentage greater than zero, you will reduce the monthly charges deducted from your policy's Accumulation Value.

By reducing the monthly charges deducted from your policy's Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts, but will receive a reduced death benefit protection provided by the No-Lapse Enhancement Rider.


When you elect this option, you choose to reduce the benefits provided by the No-Lapse Enhancement Rider in exchange for reduced Monthly Administrative Expense Fees. The reduced Policy Monthly Administrative Expense Fee will be displayed in your Policy Specifications. However, when the Benefit Selection Option is elected, your choice of a Benefit Selection Option percentage greater than zero will increase the No-Lapse reference per $1,000 of Specified Amount Monthly Administrative Fees, and, therefore, the premiums which you must pay in order to meet the requirements of the No-Lapse Enhancement Rider will increase. (Refer to the section headed "No-Lapse Enhancement Rider" for discussion of how Rider values are calculated.) The higher the percentage you select for the Benefit Selection Option, the larger the increase in the No-Lapse reference per $1,000 of Specified Amount Monthly Administrative Fees and the higher the Premiums you must pay in order to meet the requirements of the Rider.


The following example shows two policies on the same insured. In the first example, the Benefit Selection Option was not elected; and in the second example the Benefit Selection Option was elected:


                                          Male, 45 Year Old, Standard Non-tobacco
                                                               No-Lapse
                                                        Monthly Administrative
 Benefit Selection        Monthly Administrative                Expense
       Option                   Expense Fee                  Reference Fee                            Result
 Election: None          $0.12583 per                  $0.33167 per                  This option offers the best No-Lapse
                         thousand of Specified         thousand of Specified         protection available. The price of the
                         Amount (higher)               Amount (lower)                protection is reflected in the higher
                                                                                     Monthly Administrative Expense Fee.

                                          Male, 45 Year Old, Standard Non-tobacco
                                                               No-Lapse
                                                        Monthly Administrative
 Benefit Selection        Monthly Administrative                Expense
       Option                   Expense Fee                  Reference Fee                            Result
 Election: 100%          $0.04000 per                  $0.34917 per                  This option offers the least amount of
                         thousand of Specified         thousand of Specified         No-Lapse protection. The Monthly
                         Amount (lower)                Amount (higher)               Administrative Expense Fee is
                                                                                     reduced in exchange. Therefore, this
                                                                                     option allows more money to be
                                                                                     invested in the Sub-Accounts or
                                                                                     allocated to the Fixed Account.
                                                                                     However, the premiums which you
                                                                                     must pay in order to satisfy the No-
                                                                                     Lapse requirements of the rider will
                                                                                     increase.

You elect this option by selecting a percentage from 1 to 100%. This election must be made at policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your registered representative for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.


If elected, the percentage you select under this option will be shown in your Policy Specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.


Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your Policy in states where it is available. There is no charge for adding this rider to your Policy. However, if you choose to elect this benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.

Premium Reserve Rider: We will automatically issue this rider with your Policy in states where it is available. The rider allows you to pay Premiums in addition to those you plan to pay for your Policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy without, as detailed in the rider, being subject to all charges and expenses of your Policy. For example, this rider can be used to fund future Premium Payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the policy's Specified Amount (or being subject to withdrawal fees or surrender charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the policy's Accumulation Value and, therefore, will not decrease the Net Amount at Risk. Since the Net Amount at Risk will not be reduced, current Cost of Insurance Charges will not be reduced. However, the policy's death benefit will be increased by the Premium Reserve Rider Accumulation Value less Indebtedness. The Premium Reserve Rider Accumulation Value is the sum of the (i) values of sub-accounts created for the rider which, but for having been created specifically for the rider, are in all other respects identical to the Sub-Accounts (the "Premium Reserve Rider Sub-Accounts"), and (ii) values held in the portion of the Fixed Account created specifically for the rider (the "Premium Reserve Rider Fixed Account").


A Premium Load of 4.0% (known as the Premium Reserve Rider Premium Load) will be deducted from each amount allocated to this rider.

Net Premium Reserve Rider Premiums will be allocated to the Premium Reserve Rider Sub-Accounts and/or the Premium Reserve Rider Fixed Account using the same premium allocation instruction that you have provided to us for allocating Premiums which you direct to your Policy.

Calculations of the values of the Premium Reserve Rider Sub-Accounts apply the same daily mortality and expense risk charge as would have been deducted if the Premiums had been allocated to your Policy; however, the Monthly Deductions for your Policy, which include charges for the cost of insurance and the Administrative Fee, and charges for riders to your Policy other than this rider will not be reflected.

You may request us to transfer all or part of the Premium Reserve Rider's Accumulation Value to your Policy at any time. Transfers of the rider's Accumulation Value to your Policy are subject to a deduction of 3.0% from each amount transferred (the 3.0% charge is called the Premium Reserve Rider transfer load) if such transfers are made (either automatically, as discussed below, or at your request) in the first ten Policy Years.

No other policy charges or fees will be deducted from the amount allocated to the Premium Reserve Rider.

In addition, after Policy Year 10, subject to certain limitations (which relate to meeting the requirement that sufficient value remains to maintain the duration of lapse protection provided under the No-Lapse Enhancement Rider until the insured reaches age 121 - see section headed "No-Lapse Enhancement Rider"), you may request transfers from the policy's Net Accumulation Value to the Premium Reserve Rider for allocation to the Premium Reserve Rider's Sub-Accounts and Fixed Account. Transfers between the Policy and the rider will not be counted against the number of free transfers permitted by the Policy.

The rider provides for the automatic transfer of the entire Accumulation Value of the rider to the Policy in the event:

1) the Net Accumulation Value under your Policy is insufficient to maintain your Policy in force and the No-Lapse Enhancement Rider described above is not at the time preventing your Policy from lapsing; and

2) you do not pay at least the amount set forth in the lapse notice and your payment is not received by us before the end of the Grace Period.

If the Premium Reserve Rider Accumulation Value (less the Premium Reserve Rider transfer load of 3.0% if the transfer is made during the first 10 Policy Years) on the day the Grace Period ends is insufficient to meet the amount then due, your Policy will lapse without value.


If this rider is in force at the time you request a loan on or Partial Surrender of your Policy, any such loan or Partial Surrender will be made first from any Premium Reserve Rider Accumulation Value and when the Premium Reserve Rider Accumulation Value is reduced to zero, then from the Accumulation Value of your Policy. Loan interest will be charged and credited to any Premium Reserve Rider loans on the same basis as the Policy. Please refer to the section headed "Policy Loans" for a more detailed discussion of Policy Loans, including interest charged on Policy Loans.


In the event of the death of the insured while the rider is in force, any Premium Reserve Rider Accumulation Value less Indebtedness on the date of death will be added to the death benefit if Death Benefit Option 1 is in force and will be added to the policy's Accumulation Value less Indebtedness on the date of death if Death Benefit Option 2 is in force. If the death benefit is paid pursuant to the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value less Indebtedness will be added to the death benefit payable under that rider.

The Premium Reserve Rider will terminate at the earlier of the date your Policy terminates; the date the entire Premium Reserve Rider Accumulation Value is automatically transferred to your Policy to maintain your Policy in force; or your written request to terminate the rider is received. Once terminated, the rider may not be reinstated, and no further Premium Payments may be allocated to it.

Finally, the amount of Premiums you may pay, whether you direct them to your Policy or to your Premium Reserve Rider, are subject to limits which are discussed in the Tax Issues section of the prospectus.

As with your Policy, you bear the risk that the investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider and, therefore, the amount of rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.

The Premium Reserve Rider, as discussed above, can help provide additional protection against lapse of your Policy. The Premium Reserve Rider Accumulation Value generated by the additional Premiums you pay to the rider may be transferred to the Policy either through (i) your voluntarily requesting us to transfer available Premium Reserve Rider Accumulation Value to the Policy in the amount needed to prevent lapse (because, for example, you do not have the funds outside of the Policy to make the Premium Payment required to keep the Policy in force), or (ii) the rider's provision for automatically transferring all available Premium Reserve Rider Accumulation Value to the Policy should those values be needed to prevent lapse of the Policy (because, for example, the payment you do make either is less than the amount requested or is not received by the time set by the terms of the Policy). However, as noted above, if such values are transferred pursuant to the Premium Reserve Rider's automatic transfer provision, the Premium Reserve Rider will terminate, and the Owner will permanently lose the ability to allocate any future Premium Payments to the rider.


As a hypothetical example of how the Premium Reserve Rider might help prevent lapse of your Policy, assume that you have had your Policy for 11 years and that you have allocated additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value at the end of Policy Year 11 is $25,000. Further assume that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you have decided that you wish to minimize your current cash outlays. If you do not pay the $15,000 Premium, you will receive a Lapse Notice which will tell you that you need to make a Premium Payment of $15,000 to your Policy. If you wish, you could request (before the end of the Grace Period) that we transfer $15,000 of the Premium Reserve Rider Accumulation Value to the Policy. If you do not so request, we will automatically transfer the entire Premium Reserve Rider Accumulation Value of $25,000 to the Policy (and your Premium Reserve Rider will terminate). In this example, the transfer of $15,000 from your Premium Reserve Rider Accumulation Value to your Policy will avoid lapse of the Policy.



As a further hypothetical example, again assume that you have had your Policy for 11 years but that you have allocated fewer additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value is $10,000. Continuing the assumption that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you wish to minimize your current cash outlays, your Premium Reserve Rider Accumulation Value would provide (either by transfer at your specific request or through automatic transfer) $10,000 towards the Premium due. But in this example, you would have to then pay the balance of the Premium due, that is $5,000, to us from your savings or from another source outside of the Policy to avoid lapse of your Policy.

You should discuss with your financial advisor the needs which purchasing the Policy will meet, including the need to provide to beneficiaries a guaranteed death benefit which does not depend upon growth of the policy's Accumulation Value. Policy illustrations, which the financial advisor can prepare, will help determine the amount of Premiums which should be allocated to paying the costs of the Policy for the death benefit you need. Once that need for a guaranteed death benefit is met and Premium requirements determined, the Owner then could consider whether to allocate additional funds to the Rider.

You should carefully weigh the balance between allocating Premiums to the Policy and Premiums to the rider. Premiums allocated to the Premium Reserve Rider may be withdrawn without reducing the Specified Amount (which might be the case if those Premiums had been allocated to the Policy). In addition, Premiums allocated to the rider initially are charged only with the 4.0% Premium Reserve Rider Premium Load and will only be charged the 3.0% Premium Reserve Rider Transfer Load if transfers are voluntarily made during the first 10 Policy Years (or are automatically transferred to help prevent Policy Lapse). And Premiums allocated to the rider become part of the Premium Reserve Rider Accumulation Value and that value (less any Indebtedness) would be paid upon the death of the insured in addition to the death benefit paid.

However, Premiums allocated to the rider do not increase the policy's Accumulation Value and, therefore, would not reduce the Cost of Insurance Charges. An illustration can show the impact that paying a higher level of Premiums would have on the policy's cost of insurance: that is as Accumulation Values in the Policy increase (through positive investment results and/or allocating more Premiums to the Policy), the Net Amount at Risk (that is, the difference between the death benefit and the Accumulation Value) will decrease, thereby decreasing the Cost of Insurance Charges. Decreasing policy charges increases the amount of policy Accumulation value available for allocation to the Sub-Accounts, and thereby increases the amount available for investment, subject to your tolerance for risk.

Your financial advisor can prepare illustrations which would reflect the potential impact that different allocations of Premium between the Policy and the Premium Reserve Rider might have, as well as illustrate the impact rates of return selected by you might have on the policy's benefits and the Rider's Accumulation Value.



Continuation of Coverage

If the insured is still living at age 121, and the policy is still in force and has not been surrendered, the policy will remain in force until policy surrender or death of the insured. There are certain changes that will take place:

1) we will no longer accept Premium Payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account;

4) we will continue to credit interest to the Fixed Account; and

5) we will no longer transfer amounts to the Sub-Accounts.

However, loan interest will continue to accrue. Provisions may vary in certain states.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) Surrender of the Policy;

2) death of the insured; or

3) failure to pay the necessary amount of Premium to keep your Policy in force.




State Regulation

The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.


PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to keep the Policy in force. Premiums may be paid any time before the insured attains age 121.

The initial Premium must be paid for policy coverage to be effective.



Allocation of Net Premium Payments

Your "Net Premium Payment" is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the "Valuation Period" in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m., Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between "Valuation Days". A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums


Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.


In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.


We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.




Policy Values

Policy value in your variable life insurance policy is also called the Accumulation Value.

The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. At any point in time, the Accumulation Value reflects:

1) Net Premium Payments made;

2)  the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4)  interest credited to the Fixed Account or the Loan Account;

5) persistency bonuses on Net Accumulation Value in Fixed Account and the Sub-Accounts beginning in Policy Year 21; and

6)  all charges and fees deducted.

The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the variable Accumulation Value.

A unit of measure used in the calculation of the value of each Sub-Account is the "Variable Accumulation Unit". It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-
  Account for a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account Value. Interest is credited daily on the Fixed Account Value at the greater of a rate of 0.00272616% (equivalent to a compounded annual rate of 1.0%) or a higher rate determined by the Company.

The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 3.0% in all years.

The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.



Persistency Bonus

On each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 21, we will credit a persistency bonus to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day. In the event that you have allocated Premiums Payments to the Premium Reserve Rider, beginning with the first Monthly Anniversary Day in Policy Year 21, a persistency bonus, calculated as described above, will be credited to the Premium Reserve Rider Net Accumulation Value. The persistency bonus is based on reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the persistency bonus will not increase or otherwise affect the charges and expenses of your Policy or any policy riders.


DEATH BENEFITS
The "Death Benefit Proceeds" is the amount payable to the Beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges (such as Monthly

Deductions), if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider and the Premium Reserve Rider, may impact the amount payable as Death Benefit Proceeds in your Policy. The Guaranteed Minimum Death Benefit that you select under the provisions of the No-Lapse Enhancement Rider will only affect the Death Benefit Proceeds while the rider's No-Lapse Provision is actively preventing the Policy from lapsing. As discussed in more detail in the "Riders" section of this prospectus, the No-Lapse Enhancement Rider may provide a death benefit which differs from that paid under the Policy. The Premium Reserve Rider Accumulation Value, if any, less any Indebtedness under the Premium Reserve Rider, will be added to the policy's Death Benefit Proceeds. If the policy's death benefit is paid pursuant to the terms of the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value, if any, less any Indebtedness under the Premium Reserve Rider, will be added to the death benefit payable under the terms of that rider.



Death Benefit Proceeds

The Death Benefit Proceeds payable upon the death of the insured will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, less any Indebtedness; or


2) an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness.




Death Benefit Options

Two different death benefit options are available. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. You may only elect Death Benefit Option 2 at the time you apply for your Policy. (See discussion under heading "Changes to the Initial Specified Amount and Death Benefit Options" for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued.)

The following table provides more information about the death benefit options.



 Option                          Death Benefit Proceeds Equal to the                                  Variability
    1         Specified Amount (a minimum of $100,000) level death benefit on               None; level death benefit.
              the date of the insured's death, less any Partial Surrenders after the date of death.
    2         Sum of the Specified Amount plus the Net Accumulation Value as of             May increase or decrease over
              the date of the insured's death, less any Partial Surrenders after the        time, depending on the amount
              date of death.                                                                of Premium paid and the
                                                                                            investment performance of the
                                                                                            Sub-Accounts or the interest
                                                                                            credited to the Fixed Account.

If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply.

Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the "Net Amount at Risk". The Net Amount at Risk for your Policy is the difference between the Specified Amount and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, and if your Policy Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your Policy Accumulation Value did not increase or declined. (See section headed "Cost of Insurance" for discussion of Cost of Insurance Charges.)

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force. Policy Indebtedness includes loans under the Policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.

Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.

A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the Specified Amount.)



The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.


You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option Change                                                   Impact
     2 to 1          The Specified Amount will be increased by the Accumulation Value as of the effective date of change.

You may not change from Death Benefit Option 1 to Death Benefit Option 2. Death Benefit Option 2 may only be elected at the time you apply for your Policy.

A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in each policy.

Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount. We may also decline such a request if it would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the death benefit qualification test you elected at the time you applied for the Policy.

Also, because the death benefit qualification tests, as discussed below, require certain ratios between Premium and death benefit and between policy Accumulation Value and death benefit, we may increase the policy's death benefit above the Specified Amount in order to satisfy the test you elected. If the increase in the policy's death benefit causes an increase in the Net Amount at Risk, charges for the Cost of Insurance Charge will increase as well.

Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the policy Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.

Death Benefit Qualification Test

You will have the opportunity to choose between the two death benefit qualification tests defined in Section 7702 of the Code, the "Cash Value Accumulation Test" and the "Guideline Premium Test". If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test. Once your Policy has been issued and is in force, the death benefit qualification test cannot be changed.

The Guideline Premium Test calculates the maximum amount of Premium that may be paid to provide the desired amount of insurance for an Insured of a particular age. Because payment of a Premium amount in excess of this amount will disqualify the Policy as life insurance, we will return to you any amount of such excess. The test also applies a prescribed percentage factor, to determine a minimum ratio of death benefit to Accumulation Value. A table of the applicable percentage factors will be included as a part of the policy specifications when you receive your Policy.


The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the "Net Single Premium" required to fund the future benefits under the Policy. (The "Net Single Premium" is calculated in accordance with Section 7702 of the Code and is based on the Insured's age, risk classification and sex.) At any time the Accumulation Value is greater than the Net Single Premium for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by a percentage that is defined as $1,000 divided by the Net Single Premium. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.


The tests differ as follows:

(1) The Guideline Premium Test expressly limits the amount of Premium that you can pay into your Policy while the Cash Value Accumulation Test does not.

(2) The factors that determine the minimum death benefit relative to the Policy's Accumulation Value are different and required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.

(3) If you wish to pay more Premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits the payment of higher amounts of Premium. Please note that payment of higher Premiums could also cause your Policy to be deemed a MEC (see Tax Issues, sub-section Policies That Are MEC's in your prospectus).

(4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective.

(5) While application of either test may require an increase in death benefit, any increase in the Cost of Insurance Charges that arises as a result of the increase in the policy's Net Amount at Risk will generally be less under the Guideline Premium Test than under the Cash Value Accumulation Test. This is because the required adjustment to the death benefit under the Guideline Premium Test is lower than that which would result under the Cash Value Accumulation Test.

You should consult with a qualified tax advisor before choosing the death benefits qualification test.

Please ask your financial advisor for illustrations which demonstrate the impact of selection of each test on the particular policy, including any riders, which you are considering.



Payment of Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.


POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.


The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is:


 (i) the Net Accumulation Value (which is your policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged, plus

 (ii) the Net Accumulation Value, if any, of the Premium Reserve Rider (which is the Premium Reserve Rider Accumulation Value less any Indebtedness), and less any accrued loan interest not yet charged, minus

 (iii) any Surrender Charge not covered by the policy's Accumulation Value (which is not deducted in (i) above).

Policy Indebtedness includes loans under the Policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account and from the Premium Reserve Rider Sub-Accounts and Premium Reserve Rider Fixed Account that have values allocated to them. Any surrender from a Sub-Account or from a Premium Reserve Rider Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

At any time, you may transfer all of the Separate Account Value (and any Premium Reserve Rider Sub-Account and Premium Reserve Rider Fixed Account value) to the Fixed Account. You may then surrender the Policy in exchange for a life insurance policy the values and benefits of which do not depend upon the performance of a separate account. The new policy will not require the payment of further Premiums, and the amount of the death benefit will be equal to what can be purchased on a single Premium basis by the Surrender Value of the Policy you are surrendering. Please contact your financial advisor for an illustration of the policy which you could receive if you decide to exchange your policy.



Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges). Your policy's Surrender Value equals the policy Accumulation Value less any Indebtedness, less any applicable Surrender Charges. Policy Loans are Indebtedness under your Policy and will reduce the Surrender Value available to you.

Partial Surrenders will reduce the Accumulation Value and may reduce the Specified Amount. The amount of the Partial Surrender will be withdrawn first from the Premium Reserve Rider Sub-Accounts and Fixed Account in proportion to their values, and when such values are reduced to zero then from the Sub-Accounts and Fixed Account in proportion to their values. (See discussion in section headed "Riders-Premium Reserve Rider" for further details.)

The effect of Partial Surrenders on your Policy depends on the death benefit option in effect at the time of the Partial Surrender. If Death Benefit Option 1 has been elected, a Partial Surrender will reduce the specified amount as shown in the table below. If Death Benefit Option 2 has been elected, a Partial Surrender will reduce the Accumulation Value, but not the Specified Amount.

Partial Surrenders are deducted when the No-Lapse Value and the Reset Account Value of the No-Lapse Enhancement Rider are calculated. (See discussion in section headed "Riders - No-Lapse Enhancement Rider" for a detailed discussion of how benefits of this rider may be impacted by reductions of these values.)




   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the Accumulation Value and the Specified Amount will be reduced by the greater of:
                        a. zero; or
                        b. an amount equal to the amount of the Partial Surrender minus the result of [(1) minus (2)]
                        divided by (3) where:
                        (1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the
                        Partial Surrender multiplied by the applicable percentage shown in the Corridor Percentages
                        Table in the Policy Specifications;
                        (2) is the Specified Amount immediately prior to the Partial Surrender; and
                        (3) is the applicable percentage shown in the Corridor Percentages Table in the Policy
                        Specifications.
         2              Will reduce the Accumulation Value, but not the Specified Amount.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.


POLICY LOANS
You may borrow against the Surrender Value of your Policy and the Premium Reserve Rider, if you have allocated Premiums to the Premium Reserve Rider. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total Indebtedness under the Policy (including Premium Reserve Rider, if any, in Policy Years 1-10) will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and Accumulation Value.


The amount of your loan will be withdrawn first from Accumulation Values, if any, of the Premium Reserve Rider Sub-Accounts and Fixed Account and then from policy Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which policy Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account of both the Policy and the Premium Reserve Rider do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans (from both the Premium Reserve Rider and the policy) accrues at an effective annual rate of 4.0% in years 1-10 and 3.0% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon full surrender or other payment of proceeds of your Policy. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.


The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value.


Lincoln Life credits interest to the Loan Account Value (of both the Premium Reserve Rider and the Policy) at a rate of 4.0% in all years so the net cost of your Policy Loan is 1.0% in years 1-10 and 0.0% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment to us, we will apply your payment as Premiums and not loan repayments unless you specifically instruct us otherwise.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.

The amount of a benefit paid (the "accelerated benefit") under the Basic Accelerated Benefits Riders (see section headed "Riders - Basic Accelerated Benefits Riders") is a lien against the Policy and is considered as a Policy Loan. Therefore, an amount equal to the accelerated benefit paid will be withdrawn first from Accumulation Values, if any, of the Premium Reserve Rider sub-accounts and the Premium Reserve Rider fixed account and then from policy Sub-Accounts and Fixed Account in proportion to their values. That amount is transferred to the Loan Account. Interest will be credited by the Company as described above. To the extent that the accelerated benefit paid does not exceed the Surrender Value, interest will be charged in the same manner as described above. However, to the extent that the accelerated benefit exceeds the Surrender Value at the time it is paid, interest charged during each Policy Year is determined annually at least 30 days in advance of the beginning of a Policy Year and will not exceed the higher of (i) the published monthly average of the Moody's Corporate Bond Yield Average - Monthly Average Corporates (as published by Moody's Investors Service, Inc. for the calendar month ending 2 months before the beginning of the Policy Year), and (ii) the rate used to compute the Accumulation Value of the Fixed Account plus 1.0%. Please ask your financial advisor for additional details.


LAPSE AND REINSTATEMENT
If at any time:

1) the Net Accumulation Value of the Policy is insufficient to pay the Monthly Deduction, and

2) the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, then all policy coverage will terminate. This is referred to as Policy Lapse.

The Net Accumulation Value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.

If the amount stated in the notice is not paid to us within the Grace Period and any Premium Reserve Accumulation Value (less any Premium Reserve Rider transfer load) automatically transferred at the end of the Grace Period is also insufficient to keep the Policy in force, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.

No-Lapse Protection

Your Policy includes the No-Lapse Enhancement Rider. This rider provides you with additional protection to prevent a lapse in your Policy. If you meet the requirements of this rider, your Policy will not lapse, even if the Net Accumulation Value under the Policy is insufficient to cover the accumulated, if any, and current Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your Policy. There is no charge for this rider.

The rider consists of the No-Lapse Value Provision and the Reset Account Value Provision. Under this rider, your Policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. The No-Lapse Value and Reset Account Value are reference values only. If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Refer to the "No-Lapse Enhancement Rider" section of this prospectus for more information.

Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.


Finally, your Policy includes the Premium Reserve Rider (in states where available). To the extent you have allocated Premium Payments to this rider, any rider Accumulation Value may prevent lapse of your Policy. If your Policy's Net Accumulation Value is insufficient to cover the Monthly Deductions, and the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, we will send a written notice to you which will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy. If the amount in the notice is not paid to us within the Grace Period, we will automatically transfer to your Policy any Premium Reserve Rider Accumulation value (less any Premium Reserve Rider transfer load) on the day the Grace Period ends. If after such transfer, your Policy's Net Accumulation Value is sufficient to cover the Monthly Deductions then due, your Policy will not lapse. As with your Policy, you bear the risk that investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider and, therefore, the amount of the rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.




Reinstatement of a Lapsed Policy

If your Policy has lapsed and the insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your Policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which your Policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all

Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy Lapsed plus the Net Premium Payment made less all Monthly Deductions due.


TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of premium paid depending upon the insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with U.S. Treasury Department ("Treasury") regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.


The Code also recognizes a Cash Value Accumulation Test, which does not limit premiums paid, but requires the policy to maintain a minimum ratio between the death benefit and the policy's Accumulation Value, depending on the insured's age, gender, and risk classification. We will only apply this test to the policy if you have advised us to do so at the time you applied for the policy.


Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered "adequately diversified."


Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.


Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a Modified Endowment Contract ("MEC"). A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. A policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-Pay Test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a Policy may become a MEC include a material change to the policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.


Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

Policies That Are Not MECs

Tax Treatment of Withdrawals. If the Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.



Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a Policy Lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.




Other Considerations

Insured Lives Past Age 121. If the insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the insured attains age 121.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.


If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a Premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance Premium deposit funds.

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a Premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your

Premium allocation instructions on file at the time the Premium is applied.

Any interest and other earnings on funds in a Premium deposit fund will be includible in income subject to tax as required by law.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the policy.

Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the Premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.


Unearned Income Medicare Contribution. Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, full surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from the Policy are subject to this tax.


Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of the Policy.

Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.

Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.


LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2012 financial statements of the Separate Account and the December 31, 2012 consolidated financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).


Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Capital Markets
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements



POLICY INFORMATION
   Corporate and Group Purchasers and Case
      Exceptions
   Assignment
   Transfer of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferment of Payments
   Incontestability
   Misstatement of Age or Sex
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.


You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-181796
1940 Act Registration No. 811-08557

                               End of Prospectus

GLOSSARY OF TERMS


7-Pay Test-A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.


1933 Act-The Securities Act of 1933, as amended.

1940 Act-The Investment Company Act of 1940, as amended.

Accumulation Value-An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.


Administrative Fee-The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.


Automatic Rebalancing-A program which periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account.

Beneficiary-The person designated to receive the Death Benefit Proceeds.


Cash Value Accumulation Test-A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.


Code-Internal Revenue Code of 1986, as amended.


Cost of Insurance Charge-This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.

Death Benefit Proceeds-The amount payable to the Beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.


Dollar Cost Averaging - An optional program which you select which systematically transfers specified dollar amounts from the money market Sub-Account or from the Fixed Account to one or more Sub-Accounts.


Fixed Account-An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.


Fixed Account Value-An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.

Fund (Underlying Fund)-The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.


Grace Period-The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.

Guideline Premium Test-A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.


Indebtedness-The sum of all outstanding loans and accrued interest.


Lapse Notice-Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.


Loan Account-The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account.


Loan Account Value-An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.


M&E-Mortality and Expense Risk Charge.


Market Timing Procedures-Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC)-A life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.


Monthly Anniversary Day-The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.


Monthly Deduction-The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.


Net Accumulation Value-An amount equal to the Accumulation Value less the Loan Account Value.


Net Amount at Risk-The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.

Net Premium Payment-An amount equal to the Premium Payment, minus the Premium Load.

Owner-The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.

Partial Surrender-A withdrawal of a portion of your policy values.

Planned Premium-The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.

Policy Anniversary-The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.

Policy Date-Date shown on the Policy Specification pages as the date on which life insurance coverage begins if premium paid.

Policy Loan-The amount you have borrowed against the Surrender Value of your Policy.

Policy Loan Interest-The charge made by the Company to cover the cost of your borrowing against your Policy. Policy Loan Interest will be charged to the Loan Account Value.

Policy Lapse-The day on which coverage under the Policy ends as described in the Grace Period.


Policy Month- The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.


Policy Specifications- The pages of the Policy which show your benefits, Premium, costs, and other policy information.


Policy Year-Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.


Premium (Premium Payment)-The amount that you pay to us for your Policy. You may select and vary the frequency and the amount of Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except Premium Payments to keep the Policy in force.


Premium Load-A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.


Reduction in Specified Amount-A decrease in the Specified Amount of your Policy.

Right to Examine Period-The period during which the Policy may be returned to us for cancellation.


SAI-Statement of Additional Information.
SEC-The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value)-An amount equal to the values in the Sub-Accounts.


Specified Amount (Initial Specified Amount)-The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.


Sub-Account(s)-Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account values.

Surrender Charge-The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.


Surrender Value-An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.

Valuation Day-Each day on which the New York Stock Exchange is open and trading is unrestricted.

Valuation Period-The time between Valuation Days.

Variable Accumulation Unit-A unit of measure used in the calculation of the value of each Sub-Account.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2013
                 Relating to Prospectus Dated May 1, 2013 for



                          Lincoln VULONE2012 product



       Lincoln Life Flexible Premium Variable Life Account M, Registrant



            The Lincoln National Life Insurance Company, Depositor




The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.


A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301


or by telephoning (800) 487-1485, and requesting a copy of the Lincoln VULONE2012 product prospectus.



                         TABLE OF CONTENTS OF THE SAI





Contents                                                 Page
-----------------------------------------------       ----------
GENERAL INFORMATION............................             2
    Lincoln Life...............................             2
    Capital Markets............................             2
    Registration Statement.....................             2
    Changes of Investment Policy...............             2
    Principal Underwriter......................             3
    Disaster Plan..............................             3
    Advertising & Ratings......................             3
SERVICES.......................................             4
    Independent Registered Public Accounting
      Firm.....................................             4
    Accounting Services........................             4
    Checkbook Service for Disbursements........             4
POLICY INFORMATION.............................             5
    Corporate and Group Purchasers and Case
      Exceptions...............................             5


Contents                                                 Page
-----------------------------------------------       ----------
    Assignment.................................             5
    Transfer of Ownership......................             5
    Beneficiary................................             5
    Right to Convert Contract..................             6
    Change of Plan.............................             6
    Settlement Options.........................             6
    Deferment of Payments......................             6
    Incontestability...........................             6
    Misstatement of Age or Sex.................             6
    Suicide....................................             6
PERFORMANCE DATA...............................             7
FINANCIAL STATEMENTS...........................             8
    Separate Account...........................           M-1
    Company....................................           S-1

GENERAL INFORMATION



Lincoln Life

The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy


We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.




Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $46,545,327 in 2012, $48,112,422 in 2011 and $40,781,691 in 2010 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.





Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising & Ratings


We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the policy and do not refer to the performance of the policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is positive for Moody's and stable for A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/ investor.

About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the policy nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the policy or any member of the public regarding the advisability of investing in securities generally or in the policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the policy. S&P has no obligation to take the needs of the Licensee or the Owners of the policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the policy or the timing of the issuance or sale of the policy or in the determination or calculation of the equation by which the policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the policy.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Flexible Premium Variable Life Account M as of December 31, 2012 for the year then ended and the statement of changes in net assets in the year ended December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.




Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements


We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.

POLICY INFORMATION


Corporate and Group Purchasers and Case Exceptions

This Policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce Premium Loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual Policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners invested in the Separate Account.




Assignment


While the insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.

Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.




Transfer of Ownership


As long as the insured is living, you may transfer all of your rights in the Policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of Ownership prior to its effective date. The transfer of Ownership, or revocation of transfer, will not take effect until recorded by us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.

On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the Policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.




Beneficiary

The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.


You may change the Beneficiary at any time while the insured is living, except when we have received an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded.

If any Beneficiary dies before the insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives the insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.




Right to Convert Contract

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the General Account.




Change of Plan


Your Policy may be exchanged for another Policy issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.

The Company may not make an offer to you to exchange your Policy without obtaining required regulatory approvals.




Settlement Options

Proceeds will be paid in a lump sum unless you choose a settlement option we make available.



Deferment of Payments


Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.




Incontestability


The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from date of issue or increase (in accordance with state law).




Misstatement of Age or Sex

If the age or sex of the insured has been misstated, benefits will be those which would have been purchased at the correct age and sex.



Suicide


If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the insured dies by suicide, while sane or insane, within two years from the date any increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.



PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.


Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy's expenses.


Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV



Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              n = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)


The formula assumes that:

(1) all recurring fees have been charged to the Owner's accounts; and


(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2012 financial statements of the Separate Account and the December 31, 2012 consolidated financial statements of the Company follow.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                      CONSOLIDATED FINANCIAL STATEMENTS
                         DECEMBER 31, 2012 AND 2011

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholder of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2012 and 2011, and the related consolidated statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Lincoln National Life Insurance Company at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, effective January 1, 2012 and retrospectively applied to all periods presented, the Company changed its method of accounting for costs relating to the acquisition of insurance contracts. Also as discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2013

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)



                                                                                                     AS OF DECEMBER 31,
                                                                                                  --------------------------
                                                                                                    2012           2011
                                                                                                  -----------   ------------

ASSETS
Investments:
    Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2012 - $71,221; 2011 - $67,366)                  $  80,254     $   73,607
      Variable interest entities' fixed maturity securities (amortized cost: 2012 - $677;
        2011 - $673)                                                                                    708            700
      Equity securities (cost: 2012 - $137; 2011 - $135)                                                157            139
    Trading securities                                                                                2,437          2,538
    Mortgage loans on real estate                                                                     6,792          6,589
    Real estate                                                                                          39            112
    Policy loans                                                                                      2,740          2,855
    Derivative investments                                                                            2,263          2,846
    Other investments                                                                                 1,089          1,059
                                                                                                    ---------     ----------
        Total investments                                                                            96,479         90,445
Cash and invested cash                                                                                3,278          3,844
Deferred acquisition costs and value of business acquired                                             6,732          6,942
Premiums and fees receivable                                                                            382            409
Accrued investment income                                                                               986            949
Reinsurance recoverables                                                                              8,284          9,033
Funds withheld reinsurance assets                                                                       842            874
Goodwill                                                                                              2,273          2,273
Other assets                                                                                          3,751          3,107
Separate account assets                                                                              95,373         83,477
                                                                                                  -----------   ------------
        Total assets                                                                              $ 218,380     $  201,353
                                                                                                  ===========   ============

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                          $  18,415     $   18,399
Other contract holder funds                                                                          71,615         68,823
Short-term debt                                                                                          32             10
Long-term debt                                                                                        1,925          2,429
Reinsurance related embedded derivatives                                                                184             12
Funds withheld reinsurance liabilities                                                                5,192          4,708
Deferred gain on business sold through reinsurance                                                      124            425
Payables for collateral on investments                                                                4,121          3,747
Variable interest entities' liabilities                                                                  92            193
Other liabilities                                                                                     4,738          4,173
Separate account liabilities                                                                         95,373         83,477
                                                                                                  -----------   ------------
          Total liabilities                                                                         201,811        186,396
                                                                                                  -----------   ------------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)

STOCKHOLDER'S EQUITY
Common stock - 10,000,000 shares authorized, issued and outstanding                                  10,620         10,605
Retained earnings                                                                                     2,089          1,532
Accumulated other comprehensive income (loss)                                                         3,860          2,820
                                                                                                  -----------   ------------
          Total stockholder's equity                                                                 16,569         14,957
                                                                                                  -----------   ------------
           Total liabilities and stockholder's equity                                             $ 218,380     $  201,353
                                                                                                  ===========   ============

         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(IN MILLIONS)




                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    ----------    -----------
REVENUES
Insurance premiums                                                                     $  2,290      $  2,017       $  1,929
Insurance fees                                                                            3,537         3,228          3,070
Investment advisory fees                                                                     86             -              -
Net investment income                                                                     4,551         4,490          4,362
Realized gain (loss):
    Total other-than-temporary impairment losses on securities                             (242)         (160)          (237)
    Portion of loss recognized in other comprehensive income                                103            42             82
                                                                                       ----------    ----------     ----------
      Net other-than-temporary impairment losses on securities recognized in earnings      (139)         (118)          (155)
      Realized gain (loss), excluding other-than-temporary impairment losses on
        securities                                                                           16          (132)           (83)
                                                                                       ----------    ----------     ----------
         Total realized gain (loss)                                                        (123)         (250)          (238)
                                                                                       ----------    ----------     ----------
Amortization of deferred gain on business sold through reinsurance                           77           110             55
Other revenues and fees                                                                     396           376            360
                                                                                       ----------    ----------     ----------

    Total revenues                                                                       10,814         9,971          9,538
                                                                                       ----------    ----------     ----------
EXPENSES
Interest credited                                                                         2,424         2,444          2,438
Benefits                                                                                  2,936         2,204          2,567
Commissions and other expenses                                                            3,838         3,938          3,134
Interest and debt expense                                                                   110           108             99
Impairment of intangibles                                                                     -           744              -
                                                                                       ----------    ----------     ----------
      Total expenses                                                                      9,308         9,438          8,238
                                                                                       ----------    ----------     ----------
      Income (loss) before taxes                                                          1,506           533          1,300
      Federal income tax expense (benefit)                                                  344           270            305
                                                                                       ----------    ----------     ----------
         Net income (loss)                                                                1,162           263            995
         Other comprehensive income (loss), net of tax:
          Unrealized gain (loss) on available-for-sale securities                         1,071         1,686          1,083
          Unrealized other-than-temporary impairment on available-for-sale securities        (2)           23            (18)
          Unrealized gain (loss) on derivative instruments                                  (31)          146             (1)
          Funded status of employee benefit plans                                             2             0              3
                                                                                       ----------    ----------     ----------
            Total other comprehensive income (loss), net of tax                           1,040         1,855          1,067
                                                                                       ----------    ----------     ----------
              Comprehensive income (loss)                                              $  2,202      $  2,118       $  2,062
                                                                                       ==========    ==========     ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(IN MILLIONS)






                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
COMMON STOCK
Balance as of beginning-of-year                                                        $  10,605     $  10,585      $  10,588
Stock compensation/issued for benefit plans                                                   15            10             (3)
Capital contribution from Lincoln National Corporation                                         -            10              -
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                             10,620        10,605         10,585
                                                                                       -----------   -----------    -----------

RETAINED EARNINGS
Balance as of beginning-of-year                                                            1,532         2,069          2,915
Cumulative effect from adoption of new accounting standards                                    -             -         (1,157)
    Net income (loss)                                                                      1,162           263            995
Dividends declared                                                                          (605)         (800)          (684)
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                              2,089         1,532          2,069
                                                                                       -----------   -----------    -----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                            2,820           965           (102)
Cumulative effect from adoption of new accounting standards                                    -             -            181
Other comprehensive income (loss), net of tax                                              1,040         1,855            886
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                              3,860         2,820            965
                                                                                       -----------   -----------    -----------
      Total stockholder's equity as of end-of-year                                     $  16,569     $  14,957      $  13,619
                                                                                       ===========   ===========    ===========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN MILLIONS)





                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                     $   1,162      $     263       $   995
Adjustments to reconcile net income (loss) to net cash provided by operating activities:

  Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net of
     amortization                                                                          (283)          (151)         (170)
  Trading securities purchases, sales and maturities, net                                   202             86            39
  Change in premiums and fees receivable                                                     27            (75)          (32)
  Change in accrued investment income                                                       (37)           (45)          (44)
  Change in future contract benefits and other contract holder funds                     (1,277)         1,241          (202)
  Change in reinsurance related assets and liabilities                                    1,438            405           888
  Change in federal income tax accruals                                                     208            111           650
  Realized (gain) loss                                                                      123            250           238
  (Income) loss attributable to equity method investments                                  (125)           (90)          (93)
  Amortization of deferred gain on business sold through reinsurance                        (77)          (110)          (55)
  Impairment of intangibles                                                                   -            744             -
  Change in accounts receivable                                                            (359)            60           115
  Other                                                                                      53            (72)           42
                                                                                        ---------    -----------     ---------
      Net cash provided by (used in) operating activities                                 1,055          2,617         2,371
                                                                                        ---------    -----------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES

Purchases of available-for-sale securities                                              (11,021)       (10,359)      (12,816)
Sales of available-for-sale securities                                                    1,098          1,331         2,642
Maturities of available-for-sale securities                                               5,757          5,055         4,429
Purchases of other investments                                                           (2,112)        (4,434)       (2,775)
Sales or maturities of other investments                                                  2,009          2,784         3,099
Increase (decrease) in payables for collateral on investments                               374          2,035          (212)
Proceeds from reinsurance recapture                                                          35            204            25
Other                                                                                      (130)          (114)          (74)
                                                                                        ---------      ---------     ---------
      Net cash provided by (used in) investing activities                                (3,990)        (3,498)       (5,682)
                                                                                        ---------    -----------     ---------

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                             -              -           504
Increase (decrease) in short-term debt                                                       18              -           (11)
Deposits of fixed account values, including the fixed portion of variable                10,667         10,925        11,051
Withdrawals of fixed account values, including the fixed portion of variable             (5,618)        (4,976)       (5,225)
Transfers to and from separate accounts, net                                             (2,091)        (2,324)       (2,958)
Common stock issued for benefit plans and excess tax benefits                                (2)            (4)          (15)
Dividends paid to stockholders                                                             (605)          (800)         (684)
                                                                                        ---------    -----------     ---------
      Net cash provided by (used in) financing activities                                 2,369          2,821         2,662
                                                                                        ---------    -----------     ---------

Net increase (decrease) in cash and invested cash, including discontinued operations       (566)         1,940          (649)
Cash and invested cash, including discontinued operations, as of beginning-of-year        3,844          1,904         2,553
                                                                                        ---------    -----------     ---------

      Cash and invested cash, including discontinued operations, as of end-of-year      $ 3,278      $   3,844       $ 1,904
                                                                                        =========    ===========     =========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 22 for additional details.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

In addition, we adopted the provisions of Accounting Standards Update ("ASU") No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26") as discussed in Note 2 as of January 1, 2012, and elected to retrospectively restate all prior periods.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Comprehensive Income (Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

o Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

o Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

o Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES - FAIR VALUATION METHODOLOGIES AND ASSOCIATED
INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

o Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

o Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment informationand monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

o State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

o Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES - EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

o  The estimated range and average period until recovery;
o  The estimated range and average holding period to maturity;
o  Remaining payment terms of the security;
o  Current delinquencies and nonperforming assets of underlying collateral;
o  Expected future default rates;
o Collateral value by vintage, geographic region, industry concentration or property type;
o Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
o  Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

o  The current economic environment and market conditions;
o  Our business strategy and current business plans;
o The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
o Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
o The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
o  The capital risk limits approved by management; and
o  Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

o  Historical and implied volatility of the security;
o Length of time and extent to which the fair value has been less than amortized cost;
o Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
o  Failure, if any, of the issuer of the security to make scheduled payments;
   and

o Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
o  Fundamentals of the industry in which the issuer operates;
o Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
o Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations); o Expectations regarding defaults and recovery rates;
o  Changes to the rating of the security by a rating agency; and
o Additional market information (e.g., if there has been a replacement of the corporate debt security).


Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
o Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
o Susceptibility to fair value fluctuations for changes in the interest rate environment;
o Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
o Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
o Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
o  Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions
and other expenses on our Consolidated Statements of Comprehensive Income
(Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for

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impairment. We perform a two-step test in our evaluation of the carrying value of goodwill for impairment, although we do have the option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte-Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 38 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2012 and 2011, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $71 million, $79 million and $82 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.

Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2010 through 2012 ranged from 1.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.


INCOME TAXES

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Subsidiaries operating outside of the U.S. are taxed, and income tax expense is recorded based on applicable foreign statutes. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued (ASU) No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provided entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB deferred certain requirements in ASU 2011-05 related to the presentation of reclassification adjustments out of accumulated OCI by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05." The FASB reconsidered these presentation requirements based on input from financial statements users and preparers. The deferral did not affect the adoption of the other requirements in ASU 2011-05. We adopted the remaining provisions of ASU 2011-05 as of January 1, 2012, and have included a single continuous statement of comprehensive income.

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued ASU No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which replaced the consolidation guidance for VIEs with new consolidation guidance whereby entities perform a qualitative assessment of the VIE to identify the variable interest that is the primary beneficiary and ultimately required to consolidate the VIE. In February 2010, the FASB deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. We concluded we are the primary beneficiary of the VIEs associated with our investments in credit-linked notes ("CLNs"), and, as such, consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the FASB's February 2010 deferral, and, as such, they are not currently subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note 1. See Note 4 for more detail regarding the consolidation of our VIEs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There were no additional fair value measurements required upon the adoption of ASU 2011-04. We adopted the provisions of ASU 2011-04 effective January 1, 2012, and have included the additional disclosures required for fair value measurements in Note 21.

FINANCIAL SERVICES - INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts", which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred that result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized as deferrable acquisition costs. The determination of deferability must be made on a contract-level basis.

Prior to the adoption of ASU 2010-26, we defined DAC as commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investments contracts that vary with and are related primarily to new or renewal business, regardless of whether the acquisition efforts were successful or unsuccessful. Upon the adoption of ASU 2010-26, we revised our accounting policy to only defer acquisition costs directly related to successful contract acquisitions or renewals, and excluded from DAC those costs incurred for soliciting potential customers, market research, training, administration, management of distribution and underwriting functions, unsuccessful acquisition or renewal efforts and product development. In addition, indirect acquisition costs including administrative costs, rent, depreciation, occupancy costs, equipment costs and other general overhead are excluded from DAC. The costs that are considered non-deferrable acquisition costs under ASU 2010-26 are expensed in the period incurred.

We adopted the provisions of ASU 2010-26 as of January 1, 2012, and elected to retrospectively restate all prior periods.

The following table summarizes the effect of the restatement (in millions) on our previously reported Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income:


                                                                AS OF
                                                            DECEMBER 31,
                                                                2011
                                                            ------------
Deferred acquisition costs and value of business acquired    $  (1,394)
Total assets                                                    (1,394)
Other liabilities                                                 (479)
Total liabilities                                                 (489)
Retained earnings                                               (1,137)
Accumulated other comprehensive income (loss)                      231
Total stockholders' equity                                        (904)


                                                 FOR THE YEARS ENDED
                                                    DECEMBER 31,
                                              --------------------------
                                                2011           2010
                                              -----------    -----------
Realized gain (loss)                          $       8      $      10
Total revenues                                        9             13
Commissions and other expenses                      117            134
Total expenses                                      117            134
Income (loss) from continuing operations
    before taxes                                   (108)          (122)
Federal income tax expense (benefit)                (39)           (43)
Income (loss) from continuing operations            (70)           (78)
Net income (loss)                                   (70)           (78)

INTANGIBLES - GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If the assessment of relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. We adopted the provisions of ASU 2011-08 effective January 1, 2012. The adoption did not have a material effect on our consolidated financial condition and results of operations.

In July 2012, the FASB issued ASU No. 2012-02, "Testing Indefinite-Lived Intangible Assets for Impairment" ("ASU 2012-02"), which provides an option to first assess qualitative factors to determine whether the existence of events and circumstances indicate that it is more likely than not that the indefinite-lived intangible asset is impaired. If based on the qualitative assessment an entity determines that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the quantitative impairment test is not required. In addition, an entity has the option to bypass the qualitative assessment in any period and proceed directly to the quantitative assessment, with the option to return to the qualitative assessment in any subsequent period. We adopted the provisions of ASU 2012-02 effective October 1, 2012. The adoption did not have a material effect on our consolidated financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other similar agreements. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee; and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. We adopted the provisions of ASU 2011-03 effective January 1, 2012. The adoption did not have a material effect on our consolidated financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 will require an entity to provide enhanced disclosures about certain financial instruments and derivatives, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. The amendments in ASU 2011-11 and ASU 2013-01, are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the requirements in ASU 2011-11 and ASU 2013-01 for the quarterly period ending March 31, 2013, and will include the required disclosures in the notes to our consolidated financial statements.

COMPREHENSIVE INCOME TOPIC

In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. The amendments in ASU 2013-02 are effective prospectively for reporting periods beginning after December 15, 2012. We will adopt the requirements of ASU 2013-02 beginning with our financial statements for the quarterly period ending March 31, 2013, and will include the enhanced disclosures in the notes to our consolidated financial statements.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, CAPITAL CONTRIBUTIONS AND REINSURANCE NOVATED

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a reinsurance transaction during the fourth quarter of 2012 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:


ASSETS
Cash and invested cash                                                            $    (32)
Deferred acquisition costs and value of business acquired                             (148)
Reinsurance recoverables                                                               547
                                                                                  ----------
    Total assets                                                                  $    367
                                                                                  ==========

LIABILITIES
Other contract holder funds                                                       $    (44)
Deferred gain on indemnity reinsurance                                                (233)
Funds withheld reinsurance liabilities                                                 676
Other liabilities                                                                      (32)
                                                                                  ----------
    Total liabilities                                                             $    367
                                                                                  ==========

REINSURANCE RECAPTURED FROM LNBAR

During fourth quarter 2012, we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income as of and for the year ended December 31, 2012:


ASSETS
Cash and invested cash                                                            $    119
Other assets                                                                           (34)
                                                                                  ----------
      Total assets                                                                $     85
                                                                                  ==========
LIABILITIES
Reinsurance related embedded derivatives                                          $     39
Other liabilities                                                                       45
                                                                                  ----------
      Total liabilies                                                             $     84
                                                                                  ==========

REVENUES AND EXPENSES
Benefits                                                                          $    290
Commissions and other expenses                                                        (289)
                                                                                  ----------
      Net income (loss)                                                           $      1
                                                                                  ==========


During fourth quarter 2011, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income as of and for the year ended December 31, 2011:


ASSETS
Cash                                                                              $    204
Deferred acquisition costs                                                             243
                                                                                  ----------
      Total assets                                                                $    447
                                                                                  ==========

LIABILITIES
Future contract benefits                                                          $    613
Other contract holder funds                                                             18
Funds withheld reinsurance liabilities                                                (300)
Deferred gain (loss) on business sold through reinsurance                              106
Other liabilities                                                                        4
                                                                                  ----------
      Total liabilities                                                           $    441
                                                                                  ==========

REVENUES AND EXPENSES
Amortization of deferred gain (loss) on business sold through reinsurance:

Write-off of unamortized deferred gain (loss)                                     $     34
Benefits                                                                               (24)
Federal income tax expense                                                              (4)
                                                                                  ----------
      Net income                                                                  $      6
                                                                                  ==========

REINSURANCE NOVATED FROM LRCVII TO LNBAR

During third quarter 2012, LRCVII novated SUL business to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:


ASSETS
Cash and invested cash                                                            $    (52)
                                                                                  ----------
    Total assets                                                                  $    (52)
                                                                                  ==========

LIABILITIES
Reinsurance related embedded derivatives                                               (18)
Deferred gain on indemnity reinsurance                                                   8
Long-term debt                                                                        (500)
Funds withheld reinsurance liabilities                                                 500
Other liabilities                                                                      (16)
                                                                                  ----------
    Total liabilities                                                             $    (26)
                                                                                  ==========

REVENUES AND EXPENSES
Net investment income                                                             $    (13)
Benefits                                                                                13
                                                                                  ----------
    Net Income                                                                    $    (26)
                                                                                  ==========

CAPITAL CONTRIBUTIONS

On December 30, 2011, LNC transferred ownership of LIAC to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):


                                                                                      FOR THE YEARS ENDED
                                                                                         DECEMBER 31,
                                                                                   --------------------------
                                                                                     2011         2011
                                                                                   ----------   ----------
                                                                                     LIAC         OTHER
                                                                                   ----------   ----------
Cash and invested cash                                                             $      1     $      -
Other assets                                                                              9            -
Other liabilities                                                                        (5)           5
                                                                                   ----------     --------
    Total(1)                                                                       $      5     $      5
                                                                                   ==========   ==========


(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES

CLNS

We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolio underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflected the assets and liabilities on our Consolidated Balance Sheets and recognized the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss) since adopting new accounting guidance in the first quarter of 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption.

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2012:


                                                        AMOUNT AND DATE OF ISSUANCE
                                                        ---------------------------
                                                             $400          $200
                                                           DECEMBER       APRIL
                                                             2006          2007
                                                        -------------   -----------
Original attachment point (subordination)                     5.50 %        2.05 %
Current attachment point (subordination)                      4.17 %        1.48 %
Maturity                                                  12/20/2016     3/20/2017
Current rating of tranche                                        BB-           Ba2
Current rating of underlying collateral pool                  Aa1-B3      Aaa-Caa2
Number of defaults in underlying collateral pool                  2             2
Number of entities                                              123            99
Number of countries                                              20            21

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2012:

                             AAA          AA            A           BBB          BB            B           CCC         TOTAL
                          ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

INDUSTRY
Financial intermediaries      - %        2.1 %        7.0 %        1.4 %          - %          - %          - %       10.5 %
Telecommunications            - %          - %        5.5 %        4.5 %          - %        0.5 %          - %       10.5 %
Oil and gas                 0.3 %        2.1 %        1.0 %        4.6 %          - %          - %          - %        8.0 %
Utilities                     - %          - %        2.6 %        2.0 %          - %          - %          - %        4.6 %
Chemicals and plastics        - %          - %        2.3 %        1.2 %        0.4 %          - %          - %        3.9 %
Drugs                       0.3 %        2.2 %        1.2 %          - %          - %          - %          - %        3.7 %
Retailers (except food
    and drug)                 - %          - %        2.1 %        0.9 %        0.5 %          - %          - %        3.5 %
Industrial equipment          - %          - %        3.0 %        0.3 %          - %          - %          - %        3.3 %
Sovereign                     - %        0.7 %        1.2 %        1.3 %          - %          - %          - %        3.2 %
Conglomerates                 - %        2.3 %        0.9 %          - %          - %          - %          - %        3.2 %
Forest products               - %          - %          - %        1.6 %        1.4 %          - %          - %        3.0 %
Other                         - %        4.5 %       15.4 %       17.4 %        4.1 %        0.9 %        0.3 %       42.6 %
                          ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
      Total                 0.6 %       13.9 %       42.2 %       35.2 %        6.4 %        1.4 %        0.3 %      100.0 %
                          =========    =========    =========    =========    =========    =========    =========    =========

STATUTORY TRUST NOTE

In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidate all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.


Asset and liability information (dollars in millions) for these consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                                   AS OF DECEMBER 31, 2012                     AS OF DECEMBER 31, 2011
                                           ----------------------------------------    ----------------------------------------
                                             NUMBER                                      NUMBER
                                               OF          NOTIONAL      CARRYING          OF         NOTIONAL       CARRYING
                                           INSTRUMENTS     AMOUNTS         VALUE       INSTRUMENTS    AMOUNTS         VALUE
                                           -----------    -----------    ----------    -----------    ----------    -----------
ASSETS
Fixed maturity securities:
    Asset-backed credit card loan                 N/A     $       -      $    598             N/A     $      -      $     592
    U.S. government bonds                         N/A             -           110             N/A            -            108
Excess mortality swap                              1            100             -              1           100              -
                                           -----------    -----------    ----------    -----------    ----------    -----------
        Total assets(1)                            1      $     100      $    708              1      $    100      $     700
                                           ===========    ===========    ==========    ===========    ==========    ===========

LIABILITIES
Non-qualifying hedges:
    Credit default swaps                           2      $     600      $    129              2      $    600      $     295
    Contingent forwards                            2              -            (1)             2             -             (4)
                                           -----------    -----------    ----------    -----------    ----------    -----------
      Total non-qualifying hedges                  4            600           128              4           600            291
                                           -----------    -----------    ----------    -----------    ----------    -----------
Federal income tax                                N/A             -           (36)            N/A            -            (98)
                                           -----------    -----------    ----------    -----------    ----------    -----------
        Total liabilities(2)                       4      $     600      $     92              4      $    600      $     193
                                           ===========    ===========    ==========    ===========    ==========    ===========



(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.
(2) Reported in VIEs' liabilities on our Consolidated Balance Sheets.


For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the fixed maturity securities were not other-than-temporarily impaired as of December 31, 2012.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:


                                             FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                             2012           2011
                                           -----------    ----------

NON-QUALIFYING HEDGES
Credit default swaps                       $     166      $    (80)
Contingent forwards                               (3)           (2)
                                           -----------    ----------
    Total non-qualifying hedges(1)         $     163      $    (82)
                                           ===========    ==========



(1) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

UNCONSOLIDATED VIES

Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance. In addition, the terms of the senior note provide us with a set-off right to the corporate bond AFS security we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets. We assigned the corporate bond AFS security to one of our subsidiaries and issued a guarantee to our subsidiary for the timely payment of the corporate bond's principal.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

5.  INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:


                                                                                AS OF DECEMBER 31, 2012
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                           AMORTIZED    ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                           $  59,127     $   7,977      $    216      $     104      $ 66,784
U.S. government bonds                                           339            54             -              -           393
Foreign government bonds                                        549            91             -              -           640
RMBS                                                          5,494           449             3             57         5,883
CMBS                                                            925            63            14             19           955
CDOs                                                            189             2             3              8           180
State and municipal bonds                                     3,455           795             7              -         4,243
Hybrid and redeemable preferred securities                    1,143           103            70              -         1,176
VIEs' fixed maturity securities                                 677            31             -              -           708
                                                          -----------   -----------    ----------    -----------    ----------
  Total fixed maturity securities                            71,898         9,565           313            188        80,962
Equity securities                                               137            22             2              -           157
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $  72,035     $   9,587      $    315      $     188      $ 81,119
                                                          ===========   ===========    ==========    ===========    ==========



                                                                                AS OF DECEMBER 31, 2011
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                           AMORTIZED    ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                           $  52,665     $   5,989      $    507      $      60      $ 58,087
U.S. government bonds                                           395            50             -              -           445
Foreign government bonds                                        654            64             -              -           718
RMBS                                                          7,331           522            70            119         7,664
CMBS                                                          1,563            68            93              9         1,529
CDOs                                                            120             -            19              -           101
State and municipal bonds                                     3,399           553             9              -         3,943
Hybrid and redeemable preferred securities                    1,239            47           166              -         1,120
VIEs' fixed maturity securities                                 673            27             -              -           700
                                                          -----------   -----------    ----------    -----------    ----------
  Total fixed maturity securities                            68,039         7,320           864            188        74,307
Equity securities                                               135            16            12              -           139
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $  68,174     $   7,336      $    876      $     188      $ 74,446
                                                          ===========   ===========    ==========    ===========    ==========

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2012, were as follows:


                                                          AMORTIZED        FAIR
                                                             COST          VALUE
                                                          -----------  ------------
Due in one year or less                                   $   2,872    $    2,922
Due after one year through five years                        12,334        13,470
Due after five years through ten years                       23,662        26,520
Due after ten years                                          26,422        31,032
                                                          -----------  ------------
    Subtotal                                                 65,290        73,944
                                                          -----------  ------------
MBS                                                           6,419         6,838
CDOs                                                            189           180
                                                          -----------  ------------
      Total fixed maturity AFS securities                 $  71,898    $   80,962
                                                          ===========  ============

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:


                                                                        AS OF DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                           LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                            $   2,814      $    142      $     918      $    178      $   3,732      $    320
RMBS                                             253            36            196            24            449            60
CMBS                                              63            16            104            17            167            33
CDOs                                              10             8             53             3             63            11
State and municipal bonds                         64             1             24             6             88             7
Hybrid and redeemable
  preferred securities                            71             3            281            67            352            70
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Total fixed maturity securities            3,275           206          1,576           295          4,851           501
Equity securities                                  7             2              -             -              7             2
                                           -----------    ----------    -----------    ----------    -----------    ----------
      Total AFS securities                 $   3,282      $    208      $   1,576      $    295      $   4,858      $    503
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            617
                                                                                                                    ==========


                                                                        AS OF DECEMBER 31, 2011
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                          LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                            $   2,764      $    152      $   1,420      $    415      $   4,184      $    567
RMBS                                             525           118            408            71            933           189
CMBS                                             173            15            136            87            309           102
CDOs                                               9             1             80            18             89            19
State and municipal bonds                         31             -             30             9             61             9
Hybrid and redeemable
  preferred securities                           315            23            340           143            655           166
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Total fixed maturity securities            3,817           309          2,414           743          6,231         1,052
Equity securities                                 38            12              -             -             38            12
                                           -----------    ----------    -----------    ----------    -----------    ----------
      Total AFS securities                 $   3,855      $    321      $   2,414      $    743      $   6,269      $  1,064
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            891
                                                                                                                    ==========


For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:


                                                                                        AS OF DECEMBER 31, 2012
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $     34      $       9     $       1             14
Nine months or greater, but less than twelve months                            15             10             -              3
Twelve months or greater                                                      385            175           125            131
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $    434      $     194     $     126            148
                                                                         ==========    ===========   ===========    =============


                                                                                        AS OF DECEMBER 31, 2011
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $    378      $     123     $      29             56
Six months or greater, but less than nine months                               51             28            12             18
Nine months or greater, but less than twelve months                             2              -             1              7
Twelve months or greater                                                      596            454           102            175
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $  1,027      $     605     $     144            256
                                                                         ==========    ===========   ===========    =============

(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2012, decreased $561 million in comparison to December 31, 2011. As discussed further below, we believe the unrealized loss position as of December 31, 2012, did not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2012, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2012, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2012, the unrealized losses associated with our MBS and CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2012, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:


                                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                                       -----------------------------------------
                                                                                          2012           2011          2010
                                                                                       ------------    ----------    -----------
Balance as of beginning-of-year                                                        $      380      $    309      $     260
    Increases attributable to:
      Credit losses on securities for which an OTTI was not
        previously recognized                                                                  98            54             13
      Credit losses on securities for which an OTTI was
        previously recognized                                                                  59            68             61
    Decreases attributable to:
      Securities sold                                                                        (135)          (51)           (25)
                                                                                       ------------    ----------    -----------
          Balance as of end-of-year                                                    $      402      $    380      $     309
                                                                                       ============    ==========    ===========

During 2012, 2011 and 2010, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

o  Failure of the issuer of the security to make scheduled payments;
o  Deterioration of creditworthiness of the issuer;
o  Deterioration of conditions specifically related to the security;
o  Deterioration of fundamentals of the industry in which the issuer operates;
o Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and
o  Deterioration of the rating of the security by a rating agency.


We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:


                                                                                                        AS OF DECEMBER 31,
                                                                                                     -------------------------
                                                                                                       2012           2011
                                                                                                     -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                                                                      $   1,817      $  1,780
U.S. government bonds                                                                                      310           376
Foreign government bonds                                                                                    32            39
RMBS                                                                                                       188           237
CMBS                                                                                                        17            31
CDOs                                                                                                         4             4
State and municipal bonds                                                                                   25            24
Hybrid and redeemable preferred securities                                                                  42            45
                                                                                                     -----------    ----------
  Total fixed maturity securities                                                                        2,435         2,536
Equity securities                                                                                            2             2
                                                                                                     -----------    ----------
     Total trading securities                                                                        $   2,437      $  2,538
                                                                                                     ===========    ==========

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2012, 2011 and 2010, was $53 million, $115 million and $86 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 31% and 32% of mortgage loans on real estate as of December 31, 2012 and 2011, respectively.

The following provides the composition of our mortgage loans on real estate (in millions):


                                                                                                       AS OF DECEMBER 31,
                                                                                                    -------------------------
                                                                                                      2012           2011
                                                                                                    -----------    ----------
Current                                                                                             $   6,791      $  6,579
Valuation allowance associated with impaired mortgage loans on real estate                                 (6)           (3)
Unamortized premium (discount)                                                                              7            13
                                                                                                    -----------    ----------
    Total carrying value                                                                            $   6,792      $  6,589
                                                                                                    ===========    ==========

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:


                                                                                                        AS OF DECEMBER 31,
                                                                                                     --------------------------
                                                                                                       2012           2011
                                                                                                     -----------    -----------

Number of impaired mortgage loans on real estate                                                             4              3
                                                                                                     ===========    ===========

Principal balance of impaired mortgage loans on real estate                                          $      38      $      11
Valuation allowance associated with impaired mortgage loans on real estate                                  (6)            (3)
                                                                                                     -----------    -----------
    Carrying value of impaired mortgage loans on real estate                                         $      32      $       8
                                                                                                     ===========    ===========



The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Average carrying value for impaired mortgage loans on real estate                      $      17     $      15      $      29
Interest income recognized on impaired mortgage loans on real estate                           1             1              3
Interest income collected on impaired mortgage loans on real estate                            1             1              3



As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):



                                                   AS OF DECEMBER 31, 2012                     AS OF DECEMBER 31, 2011
                                            ---------------------------------------    ----------------------------------------
                                                                           DEBT-                                      DEBT-
                                                                          SERVICE                                    SERVICE
                                            PRINCIPAL        % OF        COVERAGE      PRINCIPAL        % OF         COVERAGE
                                             AMOUNT         TOTAL          RATIO         AMOUNT        TOTAL          RATIO
                                            ----------    -----------    ----------    -----------   -----------    -----------
LOAN-TO-VALUE
Less than 65%                               $  5,526        81.3 %         1.68        $   5,173        78.6 %        1.61
65% to 74%                                       869        12.8 %         1.39            1,130        17.2 %        1.38
75% to 100%                                      350         5.2 %         0.82              256         3.9 %        0.95
Greater than 100%                                 46         0.7 %         0.79               20         0.3 %        0.73
                                            ----------    -----------                  -----------   ------------
    Total mortgage loans on real estate     $  6,791       100.0 %                     $   6,579       100.0 %
                                            ==========    ===========                  ===========   ============

ALTERNATIVE INVESTMENTS

As of December 31, 2012 and 2011, alternative investments included investments in 98 and 96 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities                                                          $   3,813     $   3,724      $   3,577
Equity AFS securities                                                                          6             5              5
Trading securities                                                                           138           145            148
Mortgage loans on real estate                                                                381           392            407
Real estate                                                                                   11            18             16
Standby real estate equity commitments                                                         -             1              1
Policy loans                                                                                 163           161            167
Invested cash                                                                                  4             3              5
Commercial mortgage loan prepayment
    and bond make-whole premiums                                                              39            75             61
Alternative investments                                                                      125            90             93
Consent fees                                                                                   3             3              8
Other investments                                                                             (5)            -              7
                                                                                       -----------   -----------    -----------
      Investment income                                                                    4,678         4,617          4,495
Investment expense                                                                          (127)         (127)          (133)
                                                                                       -----------   -----------    -----------
        Net investment income                                                          $   4,551     $   4,490      $   4,362
                                                                                       ===========   ===========    ===========



REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities:
    Gross gains                                                                        $      14     $      84      $     100
    Gross losses                                                                            (187)         (218)          (241)
Equity AFS securities:
    Gross gains                                                                                1            10              9
    Gross losses                                                                              (9)            -             (4)
Gain (loss) on other investments                                                              15            27             (4)
Associated amortization of DAC, VOBA, DSI and DFEL
    and changes in other contract holder funds                                                 2            (9)             8
                                                                                       -----------   -----------    -----------
      Total realized gain (loss) related to certain investments                        $    (164)    $    (106)     $    (132)
                                                                                       ===========   ===========    ===========


Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
    Corporate bonds                                                                    $    (62)     $     (13)     $    (88)
    RMBS                                                                                    (50)           (76)          (61)
    CMBS                                                                                    (47)           (56)          (41)
    CDOs                                                                                     (2)            (1)           (1)
    Hybrid and redeemable preferred securities                                                -             (2)           (5)
                                                                                         --------      ---------      --------
      Total fixed maturity securities                                                      (161)          (148)         (196)
Equity securities                                                                            (8)             -            (3)
                                                                                         --------      ---------      --------
        Gross OTTI recognized in net income (loss)                                         (169)          (148)         (199)
        Associated amortization of DAC, VOBA, DSI and DFEL                                   30             30            44
                                                                                       ----------    -----------    ----------
          Net OTTI recognized in net income (loss), pre-tax                            $   (139)     $    (118)     $   (155)
                                                                                       ==========    ===========    ==========

PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                                                           $    118      $      54      $     93
Change in DAC, VOBA, DSI and DFEL                                                           (15)           (12)          (11)
                                                                                       ----------    -----------    ----------
    Net portion of OTTI recognized in OCI, pre-tax                                     $    103      $      42      $     82
                                                                                       ==========    ===========    ==========


DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CDOS

As of December 31, 2012 and 2011, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2012 and 2011, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation. With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:


                                                                         AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                                         -------------------------   --------------------------
                                                                         CARRYING         FAIR        CARRYING         FAIR
                                                                           VALUE         VALUE         VALUE          VALUE
                                                                         ----------    -----------   -----------    -----------
Collateral payable held for derivative investments(1)                    $  2,507      $   2,507     $   2,994      $   2,994
Securities pledged under securities lending agreements(2)                     197            189           200            193
Securities pledged under reverse repurchase agreements(3)                     280            294           280            294
Securities pledged for Term Asset-Backed Securities
    Loan Facility ("TALF")(4)                                                  37             52           173            199
Investments pledged for Federal Home Loan Bank of
    Indianapolis ("FHLBI")(5)                                               1,100          1,936           100            142
                                                                         ----------    -----------   -----------    -----------
      Total payables for collateral on investments                       $  4,121      $   4,978     $   3,747      $   3,822
                                                                         ==========    ===========   ===========    ===========


(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.
(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.
(5) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Collateral payable held for derivative investments                                     $    (487)    $   2,141      $     219
Securities pledged under securities lending agreements                                        (3)            1           (302)
Securities pledged under reverse repurchase agreements                                         -             -            (64)
Securities pledged for TALF                                                                 (136)         (107)           (65)
Investments pledged for FHLBI                                                              1,000             -              -
                                                                                       -----------   -----------    -----------
    Total increase (decrease) in payables for collateral on investments                $     374     $   2,035      $    (212)
                                                                                       ===========   ===========    ===========


INVESTMENT COMMITMENTS

As of December 31, 2012, our investment commitments were $536 million, which included $226 million of LPs, $146 million of private placement securities and $164 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2012 and 2011, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $3.6 billion and $4.7 billion, respectively, or 4% and 5% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.2 billion and $2.5 billion, respectively, or 2% and 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2012, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $8.4 billion, or 9% of our invested assets portfolio and our investment securities in the banking industry with a fair value of $5.3 billion, or 5% of our invested assets portfolio. As of December 31, 2011, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $7.5 billion, or 8% of our invested assets portfolio and our investment securities in the collateralized mortgage and other obligations industry with a fair value of $5.3 billion, or 6% of our invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS

We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge certain life insurance products and annuity contracts. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.

For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

INTEREST RATE FUTURES

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating rate bond coupon payments by replicating a fixed rate bond, or hedge our exposure to fixed rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

TREASURY AND REVERSE TREASURY LOCKS

We use treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to our issuance of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. In addition, we use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.


PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS

We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS - BUYING PROTECTION

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CREDIT DEFAULT SWAPS - SELLING PROTECTION

We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:




                                                   AS OF DECEMBER 31, 2012                    AS OF DECEMBER 31, 2011
                                           ----------------------------------------   ----------------------------------------
                                                                 FAIR VALUE                                 FAIR VALUE
                                            NOTIONAL      -------------------------    NOTIONAL      -------------------------
                                            AMOUNTS         ASSET       LIABILITY      AMOUNTS         ASSET       LIABILITY
                                           -----------    ----------    -----------   -----------    ----------    -----------
QUALIFYING HEDGES
Cash flow hedges:
    Interest rate contracts(1)             $   2,001    $      353      $     224     $   2,212      $    385      $     241
    Foreign currency contracts(1)                420            39             26           340            52             14
                                           -----------   -----------    -----------   -----------    ----------    -----------
      Total cash flow hedges                   2,421           392            250         2,552           437            255
                                           -----------   -----------    -----------   -----------    ----------    -----------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                    35,539         1,030            474        30,232         1,042            475
Foreign currency contracts(1)                     48             -              -             4             -              -
Equity market contracts(1)                    19,744         1,734            170        16,300         2,152             55
Equity collar(1)                                   9             1              -             -             -              -
Credit contracts(1)                                -             -              -            48             -              -
Credit contracts(2)                              149             -             11           148             -             16
Embedded derivatives:
    Indexed annuity contracts(3)                   -             -            732             -             -            399
    Guaranteed living benefits ("GLB")
      reserves(3)                                  -             -            909             -             -          2,217
    Reinsurance related(4)                         -             -            184             -                           12
                                           -----------   -----------    -----------   -----------    ----------    -----------
        Total derivative instruments       $  57,910      $  3,157      $   2,730     $  49,284      $  3,631      $   3,429
                                           ===========   ===========    ===========   ===========    ==========    ===========

(1) Reported in derivative investments on our Consolidated Balance Sheets.
(2) Reported in other liabilities on our Consolidated Balance Sheets.
(3) Reported in future contract benefits on our Consolidated Balance Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:


                                                                 REMAINING LIFE AS OF DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                           LESS THAN        1 - 5         6 - 10        11 - 30       OVER 30
                                             1 YEAR         YEARS         YEARS          YEARS         YEARS          TOTAL
                                           -----------    ----------    -----------    ----------    -----------    ----------
Interest rate contracts(1)                 $   2,834      $ 19,828      $   5,901      $  8,977      $       -      $ 37,540
Foreign currency contracts(2)                     48           205            200            15              -           468
Equity market contracts                       10,667         3,895          5,165            23              3        19,753
Credit contracts                                   -           149              -             -              -           149
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Total derivative instruments
      with notional amounts                $  13,549      $ 24,077      $  11,266      $  9,015      $       3      $ 57,910
                                           ===========    ==========    ===========    ==========    ===========    ==========

(1) As of December 31, 2012, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2) As of December 31, 2012, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was April 2028.

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                        $    132      $     (14)     $    (13)
Cumulative effect from adoption of new accounting standards                                   -              -             3
Other comprehensive income (loss):
    Unrealized holding gains (losses) arising during the year:
      Cash flow hedges:
        Interest rate contracts                                                             (41)           201           (18)
        Foreign currency contracts                                                          (22)             3            14
      AFS securities embedded derivatives                                                     -              -             2
    Change in foreign currency exchange rate adjustment                                     (12)             7             4
    Change in DAC, VOBA, DSI and DFEL                                                        14              1            (1)
    Income tax benefit (expense)                                                             20            (74)           (1)
    Less:
     Reclassification adjustment for gains (losses) included in net income (loss):
        Cash flow hedges:
          Interest rate contracts(1)                                                        (21)           (15)            4
          Foreign currency contracts(1)                                                       3              2             2
     Associated amortization of DAC, VOBA, DSI and DFEL                                       3              1             -
     Income tax benefit (expense)                                                             5              4            (2)
                                                                                       ----------    -----------    ----------
           Balance as of end-of-year                                                   $    101      $     132      $    (14)
                                                                                       ==========    ===========    ==========


(1) The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).


The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          ----------    -----------    ----------
QUALIFYING HEDGES
Cash flow hedges:
    Interest rate contracts(1)                            $    (22)     $     (15)     $      3
    Foreign currency contracts(1)                                3              2             2
                                                          ----------    -----------    ----------
      Total cash flow hedges                                   (19)           (13)            5
                                                          ----------    -----------    ----------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                                     (26)           (44)            5
Interest rate contracts(2)                                      52          1,144           175
Foreign currency contracts(1)                                    -              -            43
Foreign currency contracts(2)                                   (8)           (12)          (13)
Equity market contracts(2)                                  (1,014)           315          (386)
Equity market contracts(3)                                    (362)            26          (118)
Credit contracts(1)                                              -              -             1
Credit contracts(2)                                              2             (7)            7
Embedded derivatives:
    Indexed annuity contracts(2)                              (136)             5           (81)
    GLB reserves(2)                                          1,308         (1,809)          268
    Reinsurance related(2)                                     (50)           (47)          (71)
    AFS securities(1)                                            -              -            (4)
                                                          ----------    -----------    ----------
        Total derivative instruments                      $  (253)      $    (442)     $   (169)
                                                          ==========    ===========    ==========


(1) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Gain (loss) recognized as a component of OCI with
    the offset to net investment income                   $     (18)    $     (13)     $      6


As of December 31, 2012, $21 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2012 and 2011, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:


                                            AS OF DECEMBER 31, 2012
-----------------------------------------------------------------------------------------------------------------
                                                            CREDIT
                               REASON        NATURE       RATING OF          NUMBER                      MAXIMUM
                                FOR            OF         UNDERLYING           OF            FAIR       POTENTIAL
        MATURITY              ENTERING      RECOURSE      OBLIGATION(1)    INSTRUMENTS     VALUE(2)      PAYOUT
-------------------------    -----------    ----------    -------------    -----------    -----------   ---------
     12/20/2016(3)               (4)            (5)          BBB-               3          $  (4)       $    68

     03/20/2017(3)               (4)            (5)          BBB-               4             (7)            81
                                                                           -----------    -----------   ---------
                                                                                7          $ (11)       $   149
                                                                           ===========    ===========   =========




                                            AS OF DECEMBER 31, 2011
-----------------------------------------------------------------------------------------------------------------
                                                            CREDIT
                               REASON        NATURE       RATING OF          NUMBER                      MAXIMUM
                                FOR            OF         UNDERLYING           OF            FAIR       POTENTIAL
        MATURITY              ENTERING      RECOURSE      OBLIGATION(1)    INSTRUMENTS     VALUE(2)       PAYOUT
-------------------------    -----------    ----------    -------------    -----------    -----------   ---------
     12/20/2012(6)               (4)            (5)          BBB+               4         $    -        $   40

     12/20/2016(3)               (4)            (5)          BBB+               3            (12)           68

     03/20/2017(3)               (4)            (5)          BBB                2             (4)           40
                                                                           -----------    -----------   ---------
                                                                                9         $  (16)       $  148
                                                                           ===========    ===========   =========


(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2) Broker quotes are used to determine the market value of credit default swaps.
(3) These credit default swaps were sold to a counter-party of the consolidated VIEs discussed in Note 4.
(4) Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5) Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.
(6) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Maximum potential payout                                                 $      149      $     148
Less:
    Counterparty thresholds                                                       -              -
                                                                         ----------    -----------
      Maximum collateral potentially required to post                    $      149      $     148
                                                                         ==========    ===========

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $11 million as of December 31, 2012, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2012, the NPR adjustment was $2 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2012, our exposure was $13 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:


                              AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                             --------------------------   --------------------------
                             COLLATERAL     COLLATERAL    COLLATERAL     COLLATERAL
                             POSTED BY      POSTED BY     POSTED BY      POSTED BY
           S&P                COUNTER-         LNC         COUNTER-         LNC
         CREDIT                PARTY         (HELD BY       PARTY         (HELD BY
        RATING OF             (HELD BY       COUNTER-      (HELD BY       COUNTER-
      COUNTERPARTY              LNC)          PARTY)         LNC)          PARTY)
--------------------------   -----------    -----------   -----------    -----------
           AA                $      41      $       -     $      35      $       -
           AA-                      58              -           219              -
           A+                      551              -           826              -
            A                      762            (68)        1,613            (69)
           A-                    1,113              -           373              -
           BBB                       4              -             -              -
                             -----------    -----------   -----------    -----------
                             $   2,529      $     (68)    $   3,066      $     (69)
                             ===========    ===========   ===========    ===========


7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Current                                                   $    (320)    $     (84)     $    (74)
Deferred                                                        664           354           379
                                                          -----------   -----------    ----------
    Federal income tax expense (benefit)                  $     344     $     270      $    305
                                                          ===========   ===========    ==========

A reconciliation of the effective tax rate differences (in millions) was as follows:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Tax rate times pre-tax income                             $     527     $     186      $    456
Effect of:
    Separate account dividend received deduction               (128)         (135)         (109)
    Tax credits                                                 (34)          (46)          (39)
    Goodwill                                                     (2)          260             -
    Change in uncertain tax positions                           (88)            7             3
    Other items                                                  69            (2)           (6)
                                                          -----------   -----------    ----------
      Federal income tax expense (benefit)                $     344     $     270      $    305
                                                          ===========   ===========    ==========
Effective tax rate                                             23 %          51 %          23 %
                                                          ===========   ===========    ==========

The effective tax rate is the ratio of tax expense over pre-tax income (loss). The change in uncertain tax positions relates primarily to the lapse of statute of limitations for prior year tax returns. Other items include corrections of immaterial errors in prior period.

The federal income tax asset (liability) (in millions) was as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Current                                                                  $    173      $    (276)
Deferred                                                                   (3,391)        (2,233)
                                                                         ----------    -----------
    Total federal income tax asset (liability)                           $ (3,218)     $  (2,509)
                                                                         ==========    ===========



Significant components of our deferred tax assets and liabilities (in millions) were as follows:


                                                                           AS OF DECEMBER 31,
                                                                        -------------------------
                                                                          2012           2011
                                                                        -----------    ----------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds                $     900      $  1,034
Deferred gain on business sold through reinsurance                             27           136
Reinsurance related embedded derivative asset                                 141           123
Investments                                                                   448           222
Compensation and benefit plans                                                141           130
Net operating loss                                                              4             -
Net capital loss                                                               32            59
Tax credits                                                                   205           200
VIE                                                                            36            98
Other                                                                          44           197
                                                                        -----------    ----------
    Total deferred tax assets                                               1,978         2,199
                                                                        -----------    ----------


                                                                           AS OF DECEMBER 31,
                                                                        -------------------------
                                                                          2012           2011
                                                                        -----------    ----------
DEFERRED TAX LIABILITIES
DAC                                                                     $   1,393      $  1,412
VOBA                                                                          239           370
Net unrealized gain on AFS securities                                       3,283         2,188
Net unrealized gain on trading securities                                     150           126
Intangibles                                                                   172           173
Other                                                                         132           163
                                                                        -----------    ----------
    Total deferred tax liabilities                                          5,369         4,432
                                                                        -----------    ----------
      Net deferred tax asset (liability)                                $  (3,391)     $ (2,233)
                                                                        ===========    ==========

As of December 31, 2012, the Company had $11 million of net operating loss carryforwards that begin to expire in 2031 and $90 million of capital loss carryforwards that begin to expire in 2014. In addition, the Company had $139 million of alternative minimum tax credits that are not subject to expiration and $66 million of general business credits that begin to expire in 2030.

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.


As of December 31, 2012 and 2011, $59 million and $191 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:


                                                                  FOR THE
                                                                YEARS ENDED
                                                                DECEMBER 31,
                                                          -------------------------
                                                            2012          2011
                                                          -----------   -----------
Balance as of beginning-of-year                           $     275     $     278
    Increases for prior year tax positions                        -             2
    Decreases for prior year tax positions                     (145)          (11)
    Increases for current year tax positions                      3            12
    Decreases for current year tax positions                      -            (6)
    Decreases for settlements with taxing authorities            (2)            -
    Decreases for lapse of statute of limitations               (64)            -
                                                          -----------   -----------
      Balance as of end-of-year                           $      67     $     275
                                                          ===========   ===========

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2012, 2011 and 2010, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(78) million, $8 million and $6 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $11 million and $89 million as of December 31, 2012 and 2011, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities. The Company is currently under examination by the IRS for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. The Company has protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals. The IRS also completed its examination of tax years 2005 and 2006, and 2006 of the former Jefferson-Pilot Corporation ("JP") and its subsidiaries during 2010. The Company believes a portion of the 2005 through 2008 assessments is inconsistent with current laws and is using the established IRS Appeals process to attempt to settle the remaining issues. The IRS also concluded its examination of non-consolidated returns for JP Life Insurance Company and JP Financial Insurance Company for the tax years ended April 1, 2007, and July 1, 2007, respectively, with agreement on all adjustments on January 18, 2013. The Company does not expect any adjustments that might result from those audits would be material to its consolidated results of operations or its financial condition.

8.  DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $  5,887      $   6,029      $  7,310
    Cumulative effect from adoption of new accounting standards                               -              -        (1,483)
    Business acquired (sold) through reinsurance                                           (126)           184           (14)
    Deferrals                                                                             1,294          1,368         1,353
    Amortization, net of interest:
      Unlocking                                                                             (71)          (130)           93
      Amortization, excluding unlocking, net of interest                                   (760)          (666)         (654)
    Adjustment related to realized (gains) losses                                           (49)           (39)          (51)
    Adjustment related to unrealized (gains) losses                                        (145)          (859)         (525)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $  6,030      $   5,887      $  6,029
                                                                                       ==========    ===========    ==========

Changes in VOBA (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    -----------   -----------
Balance as of beginning-of-year                                                        $  1,055      $   1,378     $   2,086
    Business acquired (sold) through reinsurance                                            (20)            12             -
    Deferrals                                                                                12             20            26
    Amortization:
      Unlocking                                                                             (23)           174           (48)
      Amortization, excluding unlocking                                                    (225)          (279)         (350)
    Accretion of interest(1)                                                                 73             78            89
    Adjustment related to realized (gains) losses                                             9             (6)           (7)
    Adjustment related to unrealized (gains) losses                                        (179)          (322)         (418)
                                                                                       ----------    -----------   -----------
        Balance as of end-of-year                                                      $    702      $   1,055     $   1,378
                                                                                       ==========    ===========   ===========

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.30% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2012, was as follows:



2013                         $      94
2014                                72
2015                                64
2016                                57
2017                                52

Changes in DSI (in millions) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $    309      $     324      $    361
    Deferrals                                                                                39             39            66
    Amortization, net of interest:
      Unlocking                                                                              14             (2)           (3)
      Amortization, excluding unlocking, net of interest                                    (43)           (36)          (48)
    Adjustment related to realized (gains) losses                                            (5)            (3)          (11)
    Adjustment related to unrealized (gains) losses                                         (18)           (13)          (41)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $    296      $     309      $    324
                                                                                       ==========    ===========    ==========

Changes in DFEL (in millions) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $  1,360      $   1,472      $  1,273
    Business acquired (sold) through reinsurance                                            (44)            18            22
    Deferrals                                                                               348            544           546
    Amortization, net of interest:
      Unlocking                                                                             (69)            31            (1)
      Amortization, excluding unlocking, net of interest                                   (206)          (160)         (190)
    Adjustment related to realized (gains) losses                                            (5)            (8)           (4)
    Adjustment related to unrealized (gains) losses                                         (42)          (537)         (174)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $  1,342      $   1,360      $  1,472
                                                                                       ==========    ===========    ==========

9.  REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Direct insurance premiums and fees                                                     $  7,096      $   6,735      $  6,338
Reinsurance assumed                                                                          18             21            22
Reinsurance ceded                                                                        (1,287)        (1,511)       (1,361)
                                                                                       ----------    -----------    ----------
    Total insurance premiums and fees                                                  $  5,827      $   5,245      $  4,999
                                                                                       ==========    ===========    ==========

Direct insurance benefits                                                              $  4,714      $   4,828      $  4,321
Reinsurance recoveries netted against benefits                                           (1,778)        (2,624)       (1,754)
                                                                                       ----------    -----------    ----------
    Total benefits                                                                     $  2,936      $   2,204      $  2,567
                                                                                       ==========    ===========    ==========


We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 30% to 35% of the mortality risk on newly issued non-term life insurance contracts and approximately 25% to 30% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2012, the reserves associated with these reinsurance arrangements totaled $809 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.4 billion and $3.5 billion as of December 31, 2012 and 2011, respectively. Swiss Re has funded a trust, with a balance of $1.8 billion as of December 31, 2012, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2012, included $1.5 billion and $176 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

During 2012, 2011 and 2010, we amortized $48 million, $49 million and $49 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:



                                                   FOR THE YEAR ENDED DECEMBER 31, 2012
                                          -------------------------------------------------------
                                          ACQUISITION    CUMULATIVE
                                            BALANCE      IMPAIRMENT
                                             AS OF          AS OF                      BALANCE
                                           BEGINNING-    BEGINNING-                   AS OF END-
                                            OF-YEAR        OF-YEAR      IMPAIRMENT     OF-YEAR
                                          ------------    -----------  -------------  -----------
Annuities                                  $   1,040      $    (600)   $       -      $     440
Retirement Plan Services                          20              -            -             20
Life Insurance                                 2,186           (647)           -          1,539
Group Protection                                 274              -            -            274
Other Operations - Media                         176           (176)           -              -
                                          ------------    -----------  -----------    -----------
    Total goodwill                         $   3,696      $  (1,423)   $       -      $   2,273
                                          ============    ===========  ===========    ===========

                                                   FOR THE YEAR ENDED DECEMBER 31, 2011
                                          -------------------------------------------------------
                                          ACQUISITION    CUMULATIVE
                                            BALANCE      IMPAIRMENT
                                             AS OF          AS OF                      BALANCE
                                           BEGINNING-    BEGINNING-                   AS OF END-
                                            OF-YEAR        OF-YEAR      IMPAIRMENT     OF-YEAR
                                          ------------    -----------  -------------  -----------
Annuities                                  $   1,040      $    (600)   $       -      $     440
Retirement Plan Services                          20              -            -             20
Life Insurance                                 2,186              -         (647)         1,539
Group Protection                                 274              -            -            274
Other Operations - Media                         176            (79)         (97)             -
                                          ------------    -----------  -------------  -----------
    Total goodwill                         $   3,696      $    (679)   $    (744)     $   2,273
                                          ============    ===========  =============  ===========

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2012, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded a goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:


                                                          AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                          -------------------------    -------------------------
                                                            GROSS                        GROSS
                                                           CARRYING     ACCUMULATED     CARRYING     ACCUMULATED
                                                            AMOUNT     AMORTIZATION      AMOUNT     AMORTIZATION
                                                          -----------  ------------    -----------  ------------
Life Insurance:
    Sales force                                           $     100    $       27      $     100      $     23
Retirement Plan Services:
    Mutual fund contract rights(1)                                5             -              2             -
Other Operations:
    FCC licenses(1)                                             129             -            118             -
    Other                                                         4             3              4             3
                                                          -----------  ------------    -----------  ------------
      Total                                               $     238    $       30      $     224      $     26
                                                          ===========  ============    ===========  ============

(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2012, was as follows:


2013                         $       4
2014                                 4
2015                                 4
2016                                 4
2017                                 4




11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):


                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------  ------------
RETURN OF NET DEPOSITS
Total account value                                       $   63,478   $    54,004
Net amount at risk(1)                                            392         1,379
Average attained age of contract holders                    60 years      59 years
MINIMUM RETURN
Total account value                                       $      149   $       155
Net amount at risk(1)                                             37            48
Average attained age of contract holders                    73 years      72 years
Guaranteed minimum return                                        5 %           5 %
ANNIVERSARY CONTRACT VALUE
Total account value                                       $   23,019   $    21,648
Net amount at risk(1)                                          1,133         2,939
Average attained age of contract holders                    67 years      67 years


(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2012, to December 31, 2011, was attributable primarily to the increase in equity markets during 2012.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------

Balance as of beginning-of-year                           $      84     $      44      $     71
    Changes in reserves                                          64            93            57
    Benefits paid                                               (44)          (53)          (84)
                                                          -----------   -----------    ----------
      Balance as of end-of-year                           $     104     $      84      $     44
                                                          ===========   ===========    ==========

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:


                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------    ----------
ASSET TYPE
Domestic equity                                           $  37,899      $ 34,286
International equity                                         14,850        13,095
Bonds                                                        21,174        17,735
Money market                                                  7,747         5,892
                                                          -----------    ----------
    Total                                                 $  81,670      $ 71,008
                                                          ===========    ==========

Percent of total variable annuity separate account
  values                                                       98 %          98 %


Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 38% of permanent life insurance in force as of December 31, 2012, and 29% of total sales for these products for the year ended December 31, 2012.

12.  SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:


                                                                                                        AS OF DECEMBER 31,
                                                                                                     -------------------------
                                                                                                       2012           2011
                                                                                                     -----------    ----------
Short-Term Debt
  Short-term notes payable to LNC                                                                    $      28      $     10
  Current maturities of long-term debt                                                                       4             -
                                                                                                     -----------    ----------
    Total short-term debt                                                                            $      32      $     10
                                                                                                     ===========    ==========

Long-Term Debt, Excluding Current Portion
  2.75% note, due 2013                                                                               $       -      $      4
  LIBOR + 3 bps notes, due 2017                                                                            250           250
  LIBOR + 100 bps loan, due 2037                                                                           375           375
  LIBOR + 341 bps loan, due 2040                                                                             -           500
  Surplus notes due LNC:
    9.76% surplus note, due 2024                                                                            50            50
    6.56% surplus note, due 2028                                                                           500           500
    6.03% surplus note, due 2028                                                                           750           750
                                                                                                     -----------    ----------
      Total surplus notes                                                                                1,300         1,300
                                                                                                     -----------    ----------
        Total long-term debt                                                                         $   1,925      $  2,429
                                                                                                     ===========    ==========

Future principal payments due on long-term debt (in millions) as of December 31, 2012, were as follows:


2013                                                                                   $      4
2014                                                                                          -
2015                                                                                          -
2016                                                                                          -
2017                                                                                        250
Thereafter                                                                                1,675
                                                                                       ----------
    Total                                                                              $  1,929
                                                                                       ==========


On September 10, 2010, LNC issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the Federal Home Loan Bank of Indianapolis due June 20, 2017.

We issued a surplus note for $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note for $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 341 bps. On July 1, 2012, we repaid all of our LIBOR + 341 bps note due 2040.

13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2012. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2012, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $200 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. The parties are conducting fact discovery, and no class certification motion has yet been filed. We dispute the allegations and are vigorously defending this matter.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding ("Adversary Proceeding") captioned LEHMAN BROTHERS SPECIAL FINANCING, INC. V.

BANK OF AMERICA, N.A. ET AL., Adv. Pro. No. 10-03547 (JMP) and instituted under IN RE LEHMAN BROTHERS HOLDINGS INC. in the United States Bankruptcy Court in the Southern District of New York. Plaintiff Lehman Brothers Special Financing Inc. ("LBSF") seeks to (i) overturn the application of certain priority of payment provisions in 47 collateralized debt obligation transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to Noteholders in accordance with the Note agreements. The Adversary proceeding is stayed through July 20, 2013, and LNL's response is currently due to be filed on September 5, 2013.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we subsidiaries are the subject of multiple regulatory inquiries and examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

COMMITMENTS

LEASES

We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period. In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2012, 2011 and 2010, was $37 million, $36 million and $40 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2012, were as follows:



2013                         $      31
2014                                31
2015                                26
2016                                22
2017                                16

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2012, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 19%, 22% and 25% of Annuities' variable annuity product deposits in 2012, 2011 and 2010, respectively, and represented approximately 50%, 54% and 58% of the segment's total variable annuity product account values as of December 31, 2012, 2011 and 2010, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 21%, 27% and 29% of variable annuity product deposits in 2012, 2011 and 2010, respectively, and represented 58%, 62% and 66% of the segment's total variable annuity product account values as of December 31, 2012, 2011 and 2010, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $32 million and $29 million as of December 31, 2012 and 2011, respectively.

14. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.


ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):



                                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                                          -------------------------------------
                                                                                            2012          2011         2010
                                                                                          ----------    ----------    ---------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                                           $  2,805      $  1,119    $      36
    Cumulative effect from adoption of new accounting standards                                  -             -          183
    Unrealized holding gains (losses) arising during the year                                2,631         3,292        2,322
    Change in foreign currency exchange rate adjustment                                         14            (5)          (6)
    Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds      (1,233)         (798)      (1,038)
    Income tax benefit (expense)                                                              (459)         (890)        (461)
    Less:
      Reclassification adjustment for gains (losses) included in net income (loss)            (181)         (124)        (136)
      Associated amortization of DAC, VOBA, DSI and DFEL                                        (1)          (10)           8
      Income tax benefit (expense)                                                              64            47           45
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $  3,876      $  2,805    $   1,119
                                                                                          ==========    ==========  ===========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year                                                           $   (103)     $   (126)   $    (108)
(Increases) attributable to:
    Cumulative effect from adoption of new accounting standards                                  -             -           (5)
    Gross OTTI recognized in OCI during the year                                              (118)          (54)         (93)
    Change in DAC, VOBA, DSI and DFEL                                                           15            12           11
    Income tax benefit (expense)                                                                35            15           28
Decreases attributable to:
    Sales, maturities or other settlements of AFS securities                                   118            99           81
    Change in DAC, VOBA, DSI and DFEL                                                          (17)          (21)         (19)
    Income tax benefit (expense)                                                               (35)          (28)         (21)
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $   (105)     $   (103)   $    (126)
                                                                                          ==========    ==========  ===========
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                           $    132      $    (14)   $     (13)
    Cumulative effect from adoption of new accounting standards                                  -             -            3
    Unrealized holding gains (losses) arising during the year                                  (63)          204           (2)
    Change in foreign currency exchange rate adjustment                                        (12)            7            4
    Change in DAC, VOBA, DSI and DFEL                                                           14             1           (1)
    Income tax benefit (expense)                                                                20           (74)          (1)
    Less:
      Reclassification adjustment for gains (losses) included in net income (loss)             (18)          (13)           6
      Associated amortization of DAC, VOBA, DSI and DFEL                                         3             1            -
      Income tax benefit (expense)                                                               5             4           (2)
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $    101      $    132    $     (14)
                                                                                          ==========    ==========  ===========
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance as of beginning-of-year                                                           $    (14)     $    (14)   $     (17)
    Adjustment arising during the year                                                           3             1            4
    Income tax benefit (expense)                                                                (1)           (1)          (1)
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $    (12)     $    (14)   $     (14)
                                                                                          ==========    ==========  ===========

15. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:


                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                                 ---------------------------------------
                                                                                   2012          2011           2010
                                                                                 ----------    -----------    ----------
Total realized gain (loss) related to certain investments(1)                     $   (164)     $    (106)     $   (132)
Realized gain (loss) on the mark-to-market on certain instruments(2)                  138            (65)          (41)
Indexed annuity net derivative results:(3)
    Gross gain (loss)                                                                  16              2            34
    Associated amortization of DAC, VOBA, DSI and DFEL                                 (5)            (2)          (14)
Variable annuity net derivatives results:(4)
    Gross gain (loss)                                                                 (77)           (51)          (30)
    Associated amortization of DAC, VOBA, DSI and DFEL                                (31)           (28)          (55)
                                                                                 ----------    -----------    ----------
      Total realized gain (loss)                                                 $   (123)     $    (250)     $   (238)
                                                                                 ==========    ===========    ==========

(1) See "Realized Gain (Loss) Related to Certain Investments" section in Note 5.
(2) Represents changes in the fair values of certain derivative investments (including those associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.
(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.
(4) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

16. COMMISSIONS AND OTHER EXPENSES

Details underlying commissions and other expenses (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Commissions                                                                            $   1,972     $   2,534      $   1,859
General and administrative expenses                                                        1,553         1,392          1,293
Expenses associated with reserve financing and unrelated LOCs                                 40            24             16
DAC and VOBA deferrals and interest, net of amortization                                    (300)         (565)          (509)
Broker-dealer expenses                                                                       243           236            212
Specifically identifiable intangible asset amortization                                        4             4              4
Media expenses                                                                                66            69             59
Taxes, licenses and fees                                                                     244           244            192
Merger-related expenses                                                                        -             -              9
Restructuring charges (recoveries)                                                            16             -             (1)
                                                                                       -----------   -----------    -----------
    Total                                                                              $   3,838     $   3,938      $   3,134
                                                                                       ===========   ===========    ===========

17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.


The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:


                                                 AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                             2012           2011          2012           2011
                                           -----------    ----------    -----------    ----------
                                                                                 OTHER
                                               PENSION BENEFITS         POSTRETIREMENT BENEFITS
                                           -------------------------    -------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year         $     137     $     128      $       5    $        5
Actual return on plan assets                      17            17              -             -
Company and participant contributions              -             -              4             4
Benefits paid                                     (9)           (8)            (4)           (4)
                                           -----------   -----------    -----------  ------------
    Fair value as of end-of-year                 145           137              5             5
                                           -----------   -----------    -----------  ------------

CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                  121           116             21            21
Interest cost                                      5             6              1             1
Company and participant contributions              -             -              1             1
Actuarial (gains) losses                           9             7             (2)            1
Benefits paid                                     (9)           (8)            (4)           (3)
                                           -----------   -----------    -----------  ------------
    Balance as of end-of-year                    126           121             17            21
                                           -----------   -----------    -----------  ------------
      Funded status of the plans           $      19     $      16      $     (12)   $      (16)
                                           ===========   ===========    ===========  ============

AMOUNTS RECOGNIZED ON THE
    CONSOLIDATED BALANCE SHEETS
Other assets                               $      21     $      18      $       -    $        -
Other liabilities                                 (2)           (2)           (12)          (16)
                                           -----------   -----------    -----------  ------------
    Net amount recognized                  $      19     $      16      $     (12)   $      (16)
                                           ===========   ===========    ===========  ============

AMOUNTS RECOGNIZED IN
    ACCUMULATED OCI, NET OF TAX
Net (gain) loss                            $      13      $     14      $      (1)   $        -
Prior service credit                               -             -              -             -
                                           -----------   -----------    -----------  ------------
    Net amount recognized                  $      13      $     14      $      (1)   $        -
                                           ===========   ===========    ===========  ============

RATE OF INCREASE IN COMPENSATION
Retiree Life Insurance Plan                     N/A            N/A          4.00 %       4.00 %
All other plans                                 N/A            N/A             N/A          N/A

WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
    Weighted-average discount rate           3.93 %         4.25 %          4.03 %       4.25 %
    Expected return on plan assets           6.50 %         8.00 %          6.50 %       6.50 %
Net periodic benefit cost:
    Weighted-average discount rate           4.25 %         5.25 %          4.25 %       5.00 %
    Expected return on plan assets           6.50 %         8.00 %          6.50 %       6.50 %

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2012, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2013, our discount rate for the pension plans will be 3.93%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target allocation. We reevaluate this assumption each plan year. For 2013, our expected return on plan assets is 6.50% for the plans.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:


                                                                       AS OF OR FOR THE
                                                                    YEARS ENDED DECEMBER 31,
                                                            ----------- -- ---------- -- -----------
                                                              2012           2011          2010
                                                            -----------    ----------    -----------
Pre-65 health care cost trend rate                            8.00 %         8.50 %        9.50 %
Post-65 health care cost trend rate                           8.00 %         8.50 %        9.50 %
Ultimate trend rate                                           4.50 %         4.50 %        5.00 %
Year that the rate reaches the ultimate trend rate             2020           2021          2020


We expect the health care cost trend rate for 2013 to be 8.00% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                              AS OF DECEMBER 31,
                                           --------------------------
                                             2012           2011
                                           -----------    -----------
Accumulated benefit obligation             $       2      $       2
Projected benefit obligation                       2              2
Fair value of plan assets                          -              -

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                           -----------------------------------------------------------------------------------
                                                      PENSION BENEFITS                     OTHER POSTRETIREMENT BENEFITS
                                           ----------------------------------------    ---------------------------------------
                                             2012           2011          2010           2012          2011           2010
                                           -----------    ----------    -----------    ----------    -----------    ----------
Interest cost                              $       5      $      6      $       7      $      1      $       1      $      1
Expected return on plan assets                    (9)          (10)            (9)            -              -             -
Recognized net actuarial loss (gain)               1             2              2             -              -             -
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Net periodic benefit expense           $      (3)     $     (2)     $       -      $      1      $       1      $      1
    (recovery)                             ===========    ==========    ===========    ==========    ===========    ==========


We expect our 2013 pension plans' income to be approximately $3 million.

For 2013, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be a $1 million loss for our pension plans and a less than $1 million gain for our other postretirement plans.

PLAN ASSETS

Our pension plans' asset target allocations by asset category based on estimated fair values were as follows:


                                             2012           2011
                                           -----------    -----------
Fixed maturity securities                       80 %        80 %
Common stock:
    Domestic equity                             14 %        14 %
    International equity                         6 %         6 %




The investment objectives for the assets related to our pension plans are to:

o Maintain sufficient liquidity to pay obligations of the plans as they come due;
o Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
o  Maintain an appropriate asset allocation policy;
o Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
o  Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (14%) are split into large cap (10%), small cap (2%) and hedge funds (2%). Fixed maturity securities represent core fixed income investments. The performance of the pension trust assets is monitored on a quarterly basis relative to the plans' objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:



                                                            AS OF DECEMBER 31,
                                           ------------------------------------------------------
                                              2012          2011           2012          2011
                                           -----------    -----------   -----------    ----------
                                                                                 OTHER
                                                 PENSION PLANS          POSTRETIREMENT BENEFITS
                                           --------------------------   -------------------------
Fixed maturity securities:
    Corporate bonds                        $      48      $      53     $       -      $      -
    U.S. government bonds                         26             16             -             -
    Foreign government bonds                       2              3             -             -
    RMBS                                           -              -             -             -
    CMBS                                           -              1             -             -
    CDOs                                           -              -             -             -
Common stock                                      66             61             -             -
Cash and invested cash                             3              3             5             5
                                           -----------    -----------   -----------    ----------
        Total                              $     145      $     137     $       5      $      5
                                           ===========    ===========   ===========    ==========

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2012 or 2011. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2013 under applicable pension law.

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2013 is less than $1 million.

We expect the following benefit payments (in millions):


                                             DEFINED          OTHER
                                             BENEFIT          POST-
                                             PENSION        RETIREMENT
                                              PLANS           PLANS
                                           -------------    ----------
2013                                       $        10    $        2
2014                                                10             2
2015                                                10             2
2016                                                 9             1
2017                                                 9             1
Following five years thereafter                     41             6

18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents. LNC and we make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for these plans were $68 million, $65 million and $60 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:


                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       -----------   -----------
Total liabilities(1)                                                                   $     335     $     304
Investments held to fund liabilities(2)                                                      146           133


(1) Reported in other liabilities on our Consolidated Balance Sheets.
(2) Reported in other assets on our Consolidated Balance Sheets.


DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plan document. Expenses (income) (in millions) for this plan were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Employer matching contributions                                                        $       7     $       6      $       6
Increase (decrease) in measurement of liabilities, net of total return swap                   11             1              1
                                                                                       -----------   -----------    -----------
    Total plan expenses (income)                                                       $      18     $       7      $       7
                                                                                       ===========   ===========    ===========

DEFERRED COMPENSATION PLANS FOR AGENTS

We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plans' documents. Expenses (income) (in millions) for these plans were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Employer matching contributions                                                        $       1     $       1      $       3
Increase (decrease) in measurement of liabilities, net of total return swap                    5             -              3
                                                                                       -----------   -----------    -----------
    Total plan expenses (income)                                                       $       6     $       1      $       6
                                                                                       ===========   ===========    ===========

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

Non-employee directors may defer a portion of their annual retainers, and we credit deferred stock units annually to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' deferred compensation plan. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for this plan were $2 million, less than ($1) million and $2 million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS

Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Participants may not receive the returns on these funds until attaining a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the deferred compensation plan. The plan obligation increases with contributions, deferrals and investment gains, and decreases with withdrawals and investment losses. The plan assets increase with investment gains and decrease with investment losses and payouts of benefits. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for this plan were $3 million, $4 million and $2 million, respectively.

19. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:


                                              FOR THE YEARS ENDED DECEMBER 31,
                                           ----------------------------------------
                                             2012           2011          2010
                                           -----------    -----------   -----------
Stock options                              $       8      $       8     $       5
Performance shares                                 5              2            (1)
SARs                                               1              -             -
RSUs and nonvested stock                          17             12            11
                                           -----------    -----------   -----------
    Total                                  $      31      $      22     $      15
                                           ===========    ===========   ===========

Recognized tax benefit                     $      11      $       8     $       5
                                           ===========    ===========   ===========

20.  STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC amounts (in millions) below consists of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III and Lincoln Reinsurance Company of Vermont IV.


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Capital and surplus                                                      $    6,457    $   7,054

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------
                                                                           2012          2011          2010
                                                                         ----------    -----------   -----------
Net gain (loss) from operations, after-tax                               $    649      $     291     $     553
Net income (loss)                                                             600            104           430
Dividends to LNC                                                              605            800           684


The increase in statutory net income (loss) for the year ended December 31, 2012, from that of 2011, was primarily due to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to increased realized losses in invested assets, an increase in reserves on UL secondary guarantee products and prior year favorable tax items that did not repeat in 2011.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006 and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP. Specifically, it is accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2012 and 2011.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Calculation of reserves using the Indiana universal life method          $    249      $     270
Calculation of reserves using continuous CARVM                                 (2)            (2)
Conservative valuation rate on certain annuities                              (26)           (20)
Lesser of LOC and XXX additional reserve as surplus                         2,483          1,731

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. We expect that we could pay dividends of approximately $643 million in 2013 without prior approval from the respective state commissioner.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

21. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:


                                                                        AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                                        -------------------------    -------------------------
                                                                         CARRYING        FAIR         CARRYING        FAIR
                                                                          VALUE          VALUE         VALUE          VALUE
                                                                        -----------    ----------    -----------    ----------
ASSETS
AFS securities:
    Fixed maturity securities                                           $  80,254      $ 80,254      $  73,607      $ 73,607
    VIEs' fixed maturity securities                                           708           708            700           700
    Equity securities                                                         157           157            139           139
Trading securities                                                          2,437         2,437          2,538         2,538
Mortgage loans on real estate                                               6,792         7,446          6,589         7,233
Derivative investments                                                      2,263         2,263          2,846         2,846
Other investments                                                           1,089         1,089          1,059         1,059
Cash and invested cash                                                      3,278         3,278          3,844         3,844
Separate account assets                                                    95,373        95,373         83,477        83,477

LIABILITIES
Future contract benefits:
    Indexed annuity contracts embedded derivatives                           (732)         (732)          (399)         (399)
    GLB reserves embedded derivatives                                        (909)         (909)        (2,217)       (2,217)
Other contract holder funds:
    Remaining guaranteed interest and similar contracts                      (867)         (867)        (1,114)       (1,114)
    Account values of certain investment contracts                        (28,480)      (32,620)       (27,403)      (30,739)
Short-term debt                                                               (32)          (32)           (10)          (10)
Long-term debt                                                             (1,925)       (1,972)        (2,429)       (2,466)
Reinsurance related embedded derivatives                                     (184)         (184)           (12)          (12)
VIEs' liabilities - derivative instruments                                   (128)         (128)          (291)         (291)
Other liabilities:
    Credit default swaps                                                      (11)          (11)           (16)          (16)

BENEFIT PLANS' ASSETS(1)                                                      150           150            142           142


(1) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.


OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. The inputs used to measure the fair value of our other investments are classified as Level 3 within the fair value hierarchy.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2012 and 2011, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2012 or 2011, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:


                                                                                      AS OF DECEMBER 31, 2012
                                                                      --------------------------------------------------------
                                                                         QUOTED
                                                                         PRICES
                                                                       IN ACTIVE
                                                                      MARKETS FOR     SIGNIFICANT   SIGNIFICANT
                                                                       IDENTICAL     OBSERVABLE    UNOBSERVABLE      TOTAL
                                                                         ASSETS        INPUTS         INPUTS          FAIR
                                                                       (LEVEL 1)      (LEVEL 2)     (LEVEL 3)        VALUE
                                                                      ------------   ------------  -------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $      65      $ 64,654      $   2,065      $  66,784
      U.S. government bonds                                                  362            30              1            393
      Foreign government bonds                                                 -           594             46            640
      RMBS                                                                     -         5,880              3          5,883
      CMBS                                                                     -           928             27            955
      CDOs                                                                     -            26            154            180
      State and municipal bonds                                                -         4,211             32          4,243
      Hybrid and redeemable preferred securities                              30         1,030            116          1,176
    VIEs' fixed maturity securities                                          110           598              -            708
    Equity AFS securities                                                     44            26             87            157
    Trading securities                                                         2         2,379             56          2,437
    Derivative investments                                                     -           347          1,916          2,263
Cash and invested cash                                                         -         3,278              -          3,278
Separate account assets                                                    1,519        93,854              -         95,373
                                                                      ------------   ------------  -------------   -----------
        Total assets                                                   $   2,132      $177,835      $   4,503      $  184,470
                                                                      ============   ============  =============   ===========

LIABILITIES
Future contract benefits:
    Indexed annuity contracts embedded derivatives                     $       -      $      -      $    (732)     $    (732)
    GLB reserves embedded derivatives                                          -             -           (909)          (909)
Reinsurance related embedded derivatives                                       -          (184)             -           (184)
VIEs' liabilities - derivative instruments                                     -             -           (128)          (128)
Other liabilities:
    Credit default swaps                                                       -             -            (11)           (11)
                                                                      ------------   ------------  -------------   -----------
        Total liabilities                                              $       -      $   (184)     $  (1,780)     $  (1,964)
                                                                      ============   ============  =============   ===========

BENEFIT PLANS' ASSETS                                                  $      16      $    134      $       -      $     150
                                                                      ============   ============  =============   ===========


                                                                                      AS OF DECEMBER 31, 2011
                                                                     ---------------------------------------------------------
                                                                         QUOTED
                                                                         PRICES
                                                                       IN ACTIVE
                                                                      MARKETS FOR     SIGNIFICANT   SIGNIFICANT
                                                                       IDENTICAL     OBSERVABLE    UNOBSERVABLE      TOTAL
                                                                         ASSETS        INPUTS         INPUTS          FAIR
                                                                       (LEVEL 1)      (LEVEL 2)     (LEVEL 3)        VALUE
                                                                     -------------   ------------  -------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $      61     $  55,603      $   2,423      $  58,087
      U.S. government bonds                                                  426            18              1            445
      Foreign government bonds                                                 -           621             97            718
      RMBS                                                                     -         7,506            158          7,664
      CMBS                                                                     -         1,498             31          1,529
      CDOs                                                                     -             -            101            101
      State and municipal bonds                                                -         3,943              -          3,943
      Hybrid and redeemable preferred securities                              15         1,006             99          1,120
    VIEs' fixed maturity securities                                          108           592              -            700
    Equity AFS securities                                                     37            46             56            139
    Trading securities                                                         2         2,469             67          2,538
    Derivative investments                                                     -           362          2,484          2,846
Cash and invested cash                                                         -         3,844              -          3,844
Separate account assets                                                    1,582        81,895              -         83,477
                                                                     -------------   ------------  -------------   -----------
        Total assets                                                   $   2,231     $ 159,403      $   5,517      $ 167,151
                                                                     =============   ============  =============   ===========

LIABILITIES
Future contract benefits:
    Indexed annuity contracts embedded derivatives                     $       -     $       -      $    (399)     $    (399)
    GLB reserves embedded derivatives                                          -             -         (2,217)        (2,217)
Reinsurance related embedded derivatives                                       -           (12)             -            (12)
VIEs' liabilities - derivative instruments                                     -             -           (291)          (291)
Other liabilities:
    Credit default swaps                                                       -             -            (16)           (16)
                                                                     -------------   ------------  -------------   -----------
        Total liabilities                                              $       -     $     (12)     $  (2,923)     $  (2,935)
                                                                     =============   ============  =============   ===========
BENEFIT PLANS' ASSETS                                                  $      14     $     128      $       -      $     142
                                                                     =============   ============  =============   ===========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------    -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $   2,423      $    (25)     $      35      $    274      $    (642)     $   2,065
      U.S. government bonds                        1             -              -             -              -              1
      Foreign government bonds                    97             -              -            (5)           (46)            46
      RMBS                                       158            (3)             3            (8)          (147)             3
      CMBS                                        31           (11)            16           (11)             2             27
      CDOs                                       101            (2)             8            61            (14)           154
      State and municipal bonds                    -             -              -            32              -             32
      Hybrid and redeemable
        preferred securities                      99            (1)            23             -             (5)           116
    Equity AFS securities                         56            (8)            13            26              -             87
    Trading securities                            67             3              4            (2)           (16)            56
    Derivative investments                     2,484          (823)            73           182              -          1,916
Future contract benefits:(4)
    Indexed annuity contracts embedded
      derivatives                               (399)         (136)             -          (197)             -           (732)
    GLB reserves embedded derivatives         (2,217)        1,308              -             -              -           (909)
VIEs' liabilities - derivative
    instruments(5)                              (291)          163              -             -              -           (128)
Other liabilities:
    Credit default swaps(6)                      (16)            5              -             -              -            (11)
                                           -----------    ----------    -----------  ------------    -----------    -----------
          Total, net                       $   2,594      $    470      $     175      $    352      $    (868)     $   2,723
                                           ===========    ==========    ===========  ============    ===========    ===========


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------    -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $   2,353      $      3      $      42      $   (134)     $     159      $   2,423
      U.S. government bonds                        2             -              -            (1)             -              1
      Foreign government bonds                   113             -              4            (3)           (17)            97
      RMBS                                       119            (3)             6            36              -            158
      CMBS                                       102           (62)            61           (74)             4             31
      CDOs                                       171            19            (17)          (72)             -            101
      Hybrid and redeemable
        preferred securities                     114            (1)            (5)           (7)            (2)            99
    Equity AFS securities                         91             8            (12)            3            (34)            56
    Trading securities                            74             3              1            (7)            (4)            67
    Derivative investments                     1,494           495            383           112              -          2,484
Future contract benefits:(4)
    Indexed annuity contracts embedded
      derivatives                               (497)            5              -            93              -           (399)
    GLB reserves embedded derivatives           (408)       (1,809)             -             -              -         (2,217)
VIEs' liabilities - derivative
      instruments(5)                            (209)          (82)             -             -              -           (291)
Other liabilities:
    Credit default swaps(6)                      (16)           (6)             -             6              -            (16)
                                           -----------    ----------    -----------  ------------    -----------    -----------
          Total, net                       $   3,503      $ (1,430)     $     463      $    (48)     $     106      $   2,594
                                           ===========    ==========    ===========  ============    ===========    ===========

Benefit plans' assets(7)                   $       6      $      -      $       -      $     (6)     $       -      $       -
                                           ===========    ==========    ===========  ============    ===========    ===========



                                                                  FOR THE YEAR ENDED DECEMBER 31, 2010
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------    -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $   2,117      $    (42)     $      53      $    279      $     (54)     $   2,353
      U.S. government bonds                        3             -              -            (4)             3              2
      Foreign government bonds                    92             -              8            (4)            17            113
      RMBS                                       135            (5)            10           (17)            (4)           119
      CMBS                                       252           (47)            84           (72)          (115)           102
      CDOs                                       153             1             30           (13)             -            171
      CLNs                                       322             -            278             -           (600)             -
      Hybrid and redeemable
        preferred securities                     150             2            (23)          (15)             -            114
    Equity AFS securities                         88             -              8            (5)             -             91
    Trading securities                            90             2            (10)           (7)            (1)            74
    Derivative investments                     1,238          (166)             7           415              -          1,494
Future contract benefits:(4)
    Indexed annuity contracts embedded
      derivatives                               (419)          (81)             -             3              -           (497)
    GLB reserves embedded derivatives           (676)          268              -             -              -           (408)
VIEs' liabilities - derivative
      instruments(5)                               -            16              -             -           (225)          (209)
Other liabilities:
    Credit default swaps(6)                      (65)            7              -            42              -            (16)
                                           -----------    ----------    -----------  ------------    -----------    -----------
          Total, net                       $   3,480      $    (45)     $     445      $    602      $    (979)     $   3,503
                                           ===========    ==========    ===========  ============    ===========    ===========

Benefit plans' assets (7)                  $       -      $      -      $       -      $      6      $       -      $       6
                                           ===========    ==========    ===========  ============    ===========    ===========


(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income
    (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income
    (Loss).
(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income
    (Loss).
(7) The expected return on plan assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $     363      $    (26)     $      (6)     $    (51)     $      (6)     $     274
      Foreign government bonds                     -             -             (5)            -              -             (5)
      RMBS                                         -             -             (6)           (2)             -             (8)
      CMBS                                         -             -              -           (11)             -            (11)
      CDOs                                        72             -              -           (11)             -             61
      State and municipal bonds                   32             -              -             -              -             32
    Equity AFS securities                         26             -              -             -              -             26
    Trading securities                             -             -              -            (2)             -             (2)
    Derivative investments                       454           (34)          (238)            -              -            182
Future contract benefits:
    Indexed annuity contracts embedded
      derivatives                                (99)            -              -           (98)             -           (197)
                                           -----------    ----------    -----------   -----------    -----------    -----------
          Total, net                       $     848      $    (60)     $    (255)     $   (175)     $      (6)     $     352
                                           ===========    ==========    ===========   ===========    ===========    ===========


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $     237      $   (216)     $     (15)     $    (51)     $     (89)     $    (134)
      U.S. government bonds                        -             -              -            (1)             -             (1)
      Foreign government bonds                     -            (3)             -             -              -             (3)
      RMBS                                        51             -              -           (15)             -             36
      CMBS                                         -           (50)             -           (24)             -            (74)
      CDOs                                         -           (33)             -           (39)             -            (72)
      Hybrid and redeemable preferred
        securities                                 9           (16)             -             -              -             (7)
    Equity AFS securities                         19           (16)             -             -              -              3
    Trading securities                             -            (2)             -            (5)             -             (7)
    Derivative investments                       396            (7)          (277)            -              -            112
Future contract benefits:
    Indexed annuity contracts embedded
      derivatives                                (59)            -              -           152              -             93
Other liabilities:
    Credit default swaps                           -             6              -             -              -              6
                                           -----------    ----------    -----------   -----------    -----------    -----------
          Total, net                       $     653      $   (337)     $    (292)     $     17      $     (89)     $     (48)
                                           ===========    ==========    ===========    ==========    ===========    ===========

Benefit plans' assets                      $       -      $     (3)     $      (3)     $      -      $       -      $      (6)
                                           ===========    ==========    ===========    ==========    ===========    ===========

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):


                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                      ----------------------------------------
                                                                        2012           2011          2010
                                                                      -----------    ----------    -----------
Investments:(1)
    Derivative investments                                            $    (823)     $    472      $    (163)
Future contract benefits:(1)
    Indexed annuity contracts embedded derivatives                          (10)           (1)            44
    GLB reserves embedded derivatives                                     1,472        (1,615)           419
VIEs' liabilities - derivative instruments(1)                               163           (82)            16
Other liabilities:
    Credit default swaps(2)                                                   6            (8)           (12)
                                                                      -----------    ----------    -----------
      Total, net                                                      $     808      $ (1,234)     $     304
                                                                      ===========    ==========    ===========


(1) Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2) Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $      35      $   (677)     $    (642)
      Foreign government bonds                                                  -           (46)           (46)
      RMBS                                                                      -          (147)          (147)
      CMBS                                                                      5            (3)             2
      CDOs                                                                      6           (20)           (14)
      Hybrid and redeemable preferred securities                               35           (40)            (5)
    Trading securities                                                          2           (18)           (16)
                                                                        -----------    ----------    -----------
        Total, net                                                      $      83      $   (951)     $    (868)
                                                                        ===========    ==========    ===========


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $     246      $    (87)     $     159
      Foreign government bonds                                                  -           (17)           (17)
      CMBS                                                                      4             -              4
      Hybrid and redeemable preferred securities                               18           (20)            (2)
    Equity AFS securities                                                       1           (35)           (34)
    Trading securities                                                          1            (5)            (4)
                                                                        -----------    ----------    -----------
        Total, net                                                      $     270      $   (164)     $     106
                                                                        ===========    ==========    ===========


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $     144      $   (198)     $     (54)
      U.S. government bonds                                                     3             -              3
      Foreign government bonds                                                 17             -             17
      RMBS                                                                      -            (4)            (4)
      CMBS                                                                      3          (118)          (115)
      CLNs                                                                      -          (600)          (600)
    Trading securities                                                          -            (1)            (1)
    VIEs' liabilities - derivative instruments                               (225)            -           (225)
                                                                        -----------    ----------    -----------
        Total, net                                                      $     (58)     $   (921)     $    (979)
                                                                        ===========    ==========    ===========


Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2012, 2011 and 2010, our corporate bonds, RMBS and CMBS transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. For the year ended December 31, 2010, the CLNs transfers out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 were related to new accounting guidance that is discussed in Note 2. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. There were no significant transfers between Levels 1 and 2 of the fair value during 2012, 2011 and 2010.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2012:



                                     FAIR              VALUATION                      SIGNIFICANT                  INPUT
                                     VALUE             TECHNIQUE                  UNOBSERVABLE INPUTS              RANGES
                                   ----------    -----------------------    --------------------------------   ---------------
ASSETS
Investments:
    Fixed maturity AFS and
      trading securities

        Corporate bonds            $    902      Discounted cash flow       Liquidity/duration adjustment(1)   1.7% - 13.5%
        Foreign government bonds         46      Discounted cash flow       Liquidity/duration adjustment(1)   2.3% - 5.3%
        Hybrid and redeemable
          preferred stock                21      Discounted cash flow       Liquidity/duration adjustment(1)   2.7% - 2.9%
    Equity AFS and trading
      securities                         24      Discounted cash flow       Liquidity/duration adjustment(1)   4.3% - 4.5%

LIABILITIES
Future contract benefits:
    Indexed annuity contracts
      embedded derivatives             (732)     Discounted cash flow       Lapse rate(2)                      1.0% - 15.0%(7)
                                                                            Mortality rate(5)
    GLB reserves embedded
      derivatives                      (858)     Monte Carlo simulation     Long-term lapse rate(2)            1.0% - 27.0%
                                                                            Utilization of guaranteed
                                                                             withdrawal(3)                     90.0% - 100.0%
                                                                            NPR(4)                             0.03% - 0.54%(7)
                                                                            Mortality rate(5)
                                                                            Volatility(6)                      1.0% - 35.0%

(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapse rates during the surrender charge period.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(5) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(6) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(7) Based on the "Annuity 2000 Mortality Table" developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

o INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
o INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
o GLB RESERVES EMBEDDED DERIVATIVES - An increase in our lapse rate, wait period, NPR or mortality rate inputs would result in a decrease in the fair value measurement. An increase in the percent of maximum withdrawal amount input would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.

22. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed), and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit, and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital in our insurance subsidiaries; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

o Realized gains and losses associated with the following ("excluded realized gain (loss)"):
     - Sales or disposals of securities;
     - Impairments of securities;
     - Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and our trading securities;
     - Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
     - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value.
o Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
o Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
o   Gains (losses) on early extinguishment of debt;
o   Losses from the impairment of intangible assets;
o   Income (loss) from discontinued operations; and
o   Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

o   Excluded realized gain (loss);
o   Revenue adjustments from the initial adoption of new accounting standards;
o Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
o Amortization of deferred gains arising from the reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.


Segment information (in millions) was as follows:


                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                        -----------------------------------------
                                                                          2012            2011           2010
                                                                        -----------    ------------    ----------
REVENUES
Operating revenues:
    Annuities                                                           $   2,713      $    2,588    $    2,415
    Retirement Plan Services                                                1,015             988           971
    Life Insurance                                                          4,817           4,347         4,160
    Group Protection                                                        2,090           1,938         1,831
    Other Operations                                                          411             449           470
Excluded realized gain (loss), pre-tax                                       (235)           (342)         (312)
Amortization of deferred gain arising from reserve changes on business
    sold through reinsurance, pre-tax                                           3               3             3
                                                                        -----------    ------------     ---------
      Total revenues                                                    $  10,814      $    9,971    $    9,538
                                                                        ===========    ============     =========



                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                        -----------------------------------------
                                                                          2012            2011           2010
                                                                        -----------    ------------    ----------
NET INCOME (LOSS)
Income (loss) from operations:
    Annuities                                                           $     608      $      549    $      450
    Retirement Plan Services                                                  131             146           143
    Life Insurance                                                            538             463           533
    Group Protection                                                           72              97            68
    Other Operations                                                          (39)            (28)            3
Excluded realized gain (loss), after-tax                                     (152)           (222)         (204)
Gain (loss) on early extinguishment of debt, after-tax                          -               -             -
Income (expense) from reserve changes (net of related
    amortization) on business sold through reinsurance, after-tax               2               2             2
Impairment of intangibles, after-tax                                            2            (744)            -
Benefit ratio unlocking, after-tax                                              -               -             -
                                                                        -----------    ------------     ---------
      Income (loss) from continuing operations, after-tax                   1,162             263           995
                                                                        -----------    ------------     ---------
        Net income (loss)                                               $   1,162      $      263    $      995
                                                                        ===========    ============     =========




                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
NET INVESTMENT INCOME
Annuities                                                               $   1,058      $  1,091      $   1,107
Retirement Plan Services                                                      797           792            769
Life Insurance                                                              2,297         2,168          2,040
Group Protection                                                              161           152            141
Other Operations                                                              238           287            305
                                                                        -----------    ----------    -----------
    Total net investment income                                         $   4,551      $  4,490      $   4,362
                                                                        ===========    ==========    ===========


                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                               $     307      $    335      $     346
Retirement Plan Services                                                       42            33             53
Life Insurance                                                                609           416            431
Group Protection                                                               48            39             40
                                                                        -----------    ----------    -----------
    Total amortization of DAC and VOBA, net of interest                 $   1,006      $    823      $     870
                                                                        ===========    ==========    ===========

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                               $     117      $     92      $      83
Retirement Plan Services                                                       29            56             53
Life Insurance                                                                326           202            246
Group Protection                                                               38            52             37
Other Operations                                                              (82)          (13)            (6)
Excluded realized gain (loss)                                                 (83)         (120)          (109)
Reserve changes (net of related amortization)
    on business sold through reinsurance                                        1             1              1
Impairment of intangibles                                                      (2)            -              -
                                                                        -----------    ----------    -----------
      Total federal income tax expense (benefit)                        $     344      $    270      $     305
                                                                        ===========    ==========    ===========

                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       ----------    -----------
ASSETS
Annuities                                                                              $ 107,872     $  99,010
Retirement Plan Services                                                                  30,654        28,633
Life Insurance                                                                            62,867        57,623
Group Protection                                                                           3,733         3,429
Other Operations                                                                          13,254        12,658
                                                                                       ----------    -----------
    Total assets                                                                       $ 218,380     $ 201,353
                                                                                       ==========    ===========

23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
Interest paid                                                           $     134      $     88      $      94
Income taxes paid (received)                                                  136           159           (345)
Significant non-cash investing and financing transactions:
    Reinsurance ceded:
      Carrying value of assets                                          $     367      $      -      $     188
      Carrying value of liabilities                                          (367)            -           (188)
                                                                        -----------    ----------    -----------
        Total reinsurance ceded                                         $       -      $      -      $       -
                                                                        ===========    ==========    ===========
    Reinsurance recaptured:
      Carrying value of assets                                          $     (34)     $    243      $     110
      Carrying value of liabilities                                           (84)         (441)          (115)
                                                                        -----------    ----------    -----------
        Total reinsurance recaptured                                    $    (118)     $   (198)     $      (5)
                                                                        ===========    ==========    ===========
    Reinsurance novated:
      Carrying value of assets                                          $       0      $      -      $       -
      Carrying value of liabilities                                           (26)            -              -
                                                                        -----------    ----------    -----------
        Total reinsurance novated                                       $     (26)     $      -      $       -
                                                                        ===========    ==========    ===========
    Capital contributions:
      Carrying value of assets (includes cash and invested cash)        $       -      $     10      $       -
      Carrying value of liabilities                                             -             -              -
                                                                        -----------    ----------    -----------
        Total capital contributions                                     $       -      $     10      $       -
                                                                        ===========    ==========    ===========

24. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       -----------   -----------
Assets with affiliates:
    Corporate bonds(1)                                                                 $     100     $     100
    Ceded reinsurance contracts(2)                                                         2,887         3,318
    Ceded reinsurance contracts(3)                                                             9           340
    Cash management agreement investment(4)                                                  748           394
    Service agreement receivable(4)                                                           15             1

Liabilities with affiliates:
    Assumed reinsurance contracts(5)                                                         438           432
    Assumed reinsurance contracts(3)                                                         183           181
    Ceded reinsurance contracts(6)                                                         4,252         3,668
    Inter-company short-term debt(7)                                                          28            10
    Inter-company long-term debt(8)                                                        1,679         2,179

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Revenues with affiliates:
    Premiums received on assumed (paid on ceded) reinsurance contracts(9)              $    (188)    $    (335)     $    (268)
    Fees for management of general account(10)                                               (92)            -              -

Benefits and expenses with affiliates:
    Reinsurance (recoveries) benefits on ceded reinsurance contracts(11)                    (433)       (1,181)          (638)
    Service agreement payments(12)                                                           114            75             58
    Interest expense on inter-company debt(13)                                               109           107             98


(1) Reported in fixed maturity AFS securities on our Consolidated Balance
    Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.
(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(4)  Reported in other assets on our Consolidated Balance Sheets.
(5)  Reported in future contract benefits on our Consolidated Balance Sheets.
(6) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.
(7)  Reported in short-term debt on our Consolidated Balance Sheets.
(8)  Reported in long-term debt on our Consolidated Balance Sheets.
(9) Reported in insurance premiums on our Consolidated Statements of Comprehensive Income (Loss).
(10) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(11) Reported in benefits on our Consolidated Statements of Comprehensive Income
     (Loss).
(12) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(13) Reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of our surplus, in both cases, as of our most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company ("LIMCO"), also a wholly-owned subsidiary of LNC. LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.


CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of letters of credit aggregating $76 million and $71 million as of December 31, 2012 and 2011, respectively. The letters of credit are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25. SUBSEQUENT EVENTS

On March 25, 2013, LNL paid a cash dividend in the amount of $150 million to LNC.

              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

                                                                                                  MORTALITY &
                                                                                                    EXPENSE
                                                  CONTRACT                         CONTRACT        GUARANTEE
                                                  PURCHASES                       REDEMPTIONS       CHARGES
                                                  DUE FROM                          DUE TO         PAYABLE TO
                                                 THE LINCOLN                      THE LINCOLN     THE LINCOLN
                                                NATIONAL LIFE                    NATIONAL LIFE    NATIONAL LIFE
                                                  INSURANCE                        INSURANCE       INSURANCE
SUBACCOUNT                       INVESTMENTS       COMPANY      TOTAL ASSETS        COMPANY         COMPANY        NET ASSETS
-----------------------------   -------------   -------------   -------------   ---------------   -------------   -------------
ABVPSF Global Thematic Growth
   Class A                      $   2,672,460   $          87   $   2,672,547   $            --   $         119   $   2,672,428
ABVPSF Growth and Income
   Class A                         14,163,544          24,299      14,187,843                --             669      14,187,174
ABVPSF International Value
   Class A                          7,720,432           8,544       7,728,976                --             302       7,728,674
ABVPSF Large Cap Growth
   Class A                          2,130,739           1,050       2,131,789                --             109       2,131,680
ABVPSF Small/Mid Cap Value
   Class A                         14,637,349          32,929      14,670,278                --             676      14,669,602
American Century VP
   Inflation Protection
   Class I                         17,268,289           2,880      17,271,169                --             776      17,270,393
American Funds Global Growth
   Class 2                         20,404,251          33,690      20,437,941                --             870      20,437,071
American Funds Global Small
   Capitalization Class 2          25,288,646          80,824      25,369,470                --           1,086      25,368,384
American Funds Growth Class 2     109,101,390         145,807     109,247,197                --           4,921     109,242,276
American Funds Growth-Income
   Class 2                         89,559,149         150,864      89,710,013                --           3,941      89,706,072
American Funds International
   Class 2                         55,443,434         123,878      55,567,312                --           2,465      55,564,847
BlackRock Global Allocation
   V.I. Class I                    28,160,229         612,340      28,772,569                --           1,061      28,771,508
Delaware VIP Diversified
   Income Standard Class           33,608,804          22,053      33,630,857                --           1,403      33,629,454
Delaware VIP Emerging
   Markets Standard Class          28,092,396          26,242      28,118,638                --           1,192      28,117,446
Delaware VIP High Yield
   Standard Class                  21,356,106          58,785      21,414,891                --           1,007      21,413,884
Delaware VIP Limited-Term
   Diversified Income
   Standard Class                  10,918,890          23,918      10,942,808                --             395      10,942,413
Delaware VIP REIT Standard
   Class                           27,310,010          54,636      27,364,646                --           1,230      27,363,416
Delaware VIP Small Cap Value
   Standard Class                  37,804,239          38,606      37,842,845                --           1,720      37,841,125
Delaware VIP Smid Cap Growth
   Standard Class                  21,857,345           7,380      21,864,725                --             959      21,863,766
Delaware VIP U.S. Growth
   Standard Class                   3,722,073          20,538       3,742,611                --             133       3,742,478
Delaware VIP Value Standard
   Class                           16,106,119           1,690      16,107,809                --             736      16,107,073
DWS Alternative Asset
   Allocation VIP Class A           4,089,401          27,306       4,116,707                --             168       4,116,539
DWS Equity 500 Index VIP
   Class A                         37,117,980          24,336      37,142,316                --           1,673      37,140,643
DWS Small Cap Index VIP
   Class A                          9,971,487          48,368      10,019,855                --             495      10,019,360
Fidelity VIP Asset Manager
   Initial Class                      721,861              --         721,861               583              32         721,246
Fidelity VIP Contrafund
   Service Class                   62,108,089          43,230      62,151,319                --           2,709      62,148,610
Fidelity VIP Equity-Income
   Initial Class                    2,099,925             209       2,100,134                --              93       2,100,041
Fidelity VIP Equity-Income
   Service Class                    6,018,029             138       6,018,167                --             309       6,017,858
Fidelity VIP Growth Service
   Class                            7,123,502           9,355       7,132,857                --             346       7,132,511
Fidelity VIP Growth
   Opportunities Service
   Class                            2,812,248           3,235       2,815,483                --              98       2,815,385
Fidelity VIP High Income
   Service Class                    1,634,162             387       1,634,549                --              73       1,634,476
Fidelity VIP Investment
   Grade Bond Initial Class         1,456,648              --       1,456,648                65              66       1,456,517
Fidelity VIP Mid Cap Service
   Class                           17,285,428          13,423      17,298,851                --             707      17,298,144
Fidelity VIP Overseas
   Service Class                    5,764,698           2,453       5,767,151                --             275       5,766,876
FTVIPT Franklin Income
   Securities Class 1              13,483,548          90,363      13,573,911                --             468      13,573,443
FTVIPT Franklin Small-Mid
   Cap Growth Securities
   Class 1                         10,791,341          25,127      10,816,468                --             483      10,815,985
FTVIPT Mutual Shares
   Securities Class 1              12,878,608          22,253      12,900,861                --             395      12,900,466
FTVIPT Templeton Foreign
   Securities Class 1               1,639,809              --       1,639,809               415              73       1,639,321
FTVIPT Templeton Foreign
   Securities Class 2               4,074,048              --       4,074,048             2,898             185       4,070,965
FTVIPT Templeton Global Bond
   Securities Class 1              13,845,865           4,384      13,850,249                --             619      13,849,630
FTVIPT Templeton Growth
   Securities Class 1               6,964,998          22,509       6,987,507                --             352       6,987,155
FTVIPT Templeton Growth
   Securities Class 2               1,229,862              --       1,229,862                 8              55       1,229,799
Invesco V.I. Core Equity
   Series I                        14,969,519           5,583      14,975,102                --             628      14,974,474
Invesco V.I. Diversified
   Income Series I                    678,732              --         678,732                85              31         678,616
Invesco V.I. International
   Growth Series I                  5,784,952              --       5,784,952               248             253       5,784,451
Invesco Van Kampen V.I
   American Franchise Series I     10,035,983           8,673      10,044,656                --             429      10,044,227
Janus Aspen Series Balanced
   Institutional Class             10,485,756           6,706      10,492,462                --             440      10,492,022

See accompanying notes.

                                                                                                  MORTALITY &
                                                                                                    EXPENSE
                                                  CONTRACT                         CONTRACT        GUARANTEE
                                                  PURCHASES                       REDEMPTIONS       CHARGES
                                                  DUE FROM                          DUE TO         PAYABLE TO
                                                 THE LINCOLN                      THE LINCOLN     THE LINCOLN
                                                NATIONAL LIFE                    NATIONAL LIFE    NATIONAL LIFE
                                                  INSURANCE                        INSURANCE       INSURANCE
SUBACCOUNT                       INVESTMENTS       COMPANY      TOTAL ASSETS        COMPANY         COMPANY        NET ASSETS
-----------------------------   -------------   -------------   -------------   ---------------   -------------   -------------
Janus Aspen Series Balanced
   Service Class                $   7,261,347   $       2,085   $   7,263,432   $            --   $         346   $   7,263,086
Janus Aspen Series
   Enterprise Service Class         3,255,904              --       3,255,904               159             160       3,255,585
Janus Aspen Series Global
   Technology Service Class         1,453,454             487       1,453,941                --              65       1,453,876
Janus Aspen Series Worldwide
   Institutional Class              9,083,323           7,567       9,090,890                --             346       9,090,544
Janus Aspen Series Worldwide
   Service Class                    2,121,468              --       2,121,468                --             111       2,121,357
LVIP Baron Growth
   Opportunities Standard
   Class                              692,375             795         693,170                --              35         693,135
LVIP Baron Growth
   Opportunities Service
   Class                            8,679,821           4,342       8,684,163                --             360       8,683,803
LVIP BlackRock Equity
   Dividend RPM Standard
   Class                            5,111,825             732       5,112,557                --             216       5,112,341
LVIP BlackRock Inflation
   Protected Bond Standard
   Class                            7,161,699          24,800       7,186,499                --             253       7,186,246
LVIP Capital Growth Standard
   Class                            2,927,534          15,741       2,943,275                --              77       2,943,198
LVIP Clarion Global Real
   Estate Standard Class            6,848,704          21,359       6,870,063                --             260       6,869,803
LVIP Columbia Small-Mid Cap
   Growth RPM Standard Class        2,645,278           3,108       2,648,386                --             105       2,648,281
LVIP Delaware Bond Standard
   Class                           77,417,885         100,930      77,518,815                --           3,431      77,515,384
LVIP Delaware Diversified
   Floating Rate Standard
   Class                            2,008,292           7,440       2,015,732                --              88       2,015,644
LVIP Delaware Foundation
   Aggressive Allocation
   Standard Class                   3,194,364           3,596       3,197,960                --             161       3,197,799
LVIP Delaware Growth and
   Income Standard Class            2,234,715           3,807       2,238,522                --              96       2,238,426
LVIP Delaware Social
   Awareness Standard Class         3,193,499           6,174       3,199,673                --             142       3,199,531
LVIP Delaware Special
   Opportunities Standard
   Class                            2,786,218              --       2,786,218             1,056             103       2,785,059
LVIP Dimensional Non-U.S
   Equity Standard Class              909,184              --         909,184                --              27         909,157
LVIP Dimensional U.S. Equity
   Standard Class                   1,025,037              --       1,025,037                --              38       1,024,999
LVIP Dimensional/Vanguard
   Total Bond Standard Class        2,451,269              --       2,451,269                --              95       2,451,174
LVIP Global Income Standard
   Class                            4,932,496           1,159       4,933,655                --             125       4,933,530
LVIP JPMorgan High Yield
   Standard Class                   5,447,733          12,963       5,460,696                --             199       5,460,497
LVIP JPMorgan Mid Cap Value
   RPM Standard Class               1,249,733           1,071       1,250,804                --              43       1,250,761
LVIP MFS International
   Growth Standard Class            4,470,309          12,253       4,482,562                --             152       4,482,410
LVIP MFS Value Standard Class      11,681,791          32,364      11,714,155                --             377      11,713,778
LVIP Mid-Cap Value Standard
   Class                            2,396,615           4,137       2,400,752                --              76       2,400,676
LVIP Mondrian International
   Value Standard Class            14,729,285          39,013      14,768,298                --             673      14,767,625
LVIP Money Market Standard
   Class                           57,117,427         188,229      57,305,656                --           2,517      57,303,139
LVIP Protected Profile 2010
   Standard Class                     312,207              --         312,207                --              14         312,193
LVIP Protected Profile 2020
   Standard Class                     914,798              --         914,798                --              41         914,757
LVIP Protected Profile 2030
   Standard Class                   1,710,879              --       1,710,879               100              76       1,710,703
LVIP Protected Profile 2040
   Standard Class                   3,621,007              50       3,621,057                --             149       3,620,908
LVIP Protected Profile
   Conservative Standard
   Class                           13,405,283           9,901      13,415,184                --             542      13,414,642
LVIP Protected Profile
   Growth Standard Class           53,903,816              --      53,903,816               670           2,207      53,900,939
LVIP Protected Profile
   Moderate Standard Class         51,020,983          66,806      51,087,789                --           2,055      51,085,734
LVIP SSgA Bond Index
   Standard Class                   4,626,849              --       4,626,849             1,828             192       4,624,829
LVIP SSgA Conservative Index
   Allocation Standard Class        1,227,972           1,067       1,229,039                --              55       1,228,984

See accompanying notes.

                                                                                                  MORTALITY &
                                                                                                    EXPENSE
                                                  CONTRACT                         CONTRACT        GUARANTEE
                                                  PURCHASES                       REDEMPTIONS       CHARGES
                                                  DUE FROM                          DUE TO         PAYABLE TO
                                                 THE LINCOLN                      THE LINCOLN     THE LINCOLN
                                                NATIONAL LIFE                    NATIONAL LIFE    NATIONAL LIFE
                                                  INSURANCE                        INSURANCE       INSURANCE
SUBACCOUNT                       INVESTMENTS       COMPANY      TOTAL ASSETS        COMPANY         COMPANY        NET ASSETS
-----------------------------   -------------   -------------   -------------   ---------------   -------------   -------------
LVIP SSgA Conservative
   Structured Allocation
   Standard Class               $     432,833   $          --   $     432,833   $            --   $          14   $     432,819
LVIP SSgA Developed
   International 150
   Standard Class                     817,791           4,892         822,683                --              34         822,649
LVIP SSgA Emerging Markets
   100 Standard Class               8,864,410          19,725       8,884,135                --             306       8,883,829
LVIP SSgA Global Tactical
   Allocation RPM Standard
   Class                            9,812,273          23,271       9,835,544                --             376       9,835,168
LVIP SSgA International
   Index Standard Class             1,788,822           3,321       1,792,143                --              63       1,792,080
LVIP SSgA Large Cap 100
   Standard Class                   1,732,446          11,423       1,743,869                --              68       1,743,801
LVIP SSgA Moderate Index
   Allocation Standard Class        1,822,269           1,308       1,823,577                --              61       1,823,516
LVIP SSgA Moderate
   Structured Allocation
   Standard Class                   2,878,621         547,687       3,426,308                --             121       3,426,187
LVIP SSgA Moderately
   Aggressive Index
   Allocation Standard Class        1,954,637          13,436       1,968,073                --              75       1,967,998
LVIP SSgA Moderately
   Aggressive Structured
   Allocation Standard Class        3,221,181              --       3,221,181                --             107       3,221,074
LVIP SSgA S&P 500 Index
   Standard Class                  16,023,362          66,164      16,089,526                --             595      16,088,931
LVIP SSgA Small-Cap Index
   Standard Class                   3,759,169           2,946       3,762,115                --             150       3,761,965
LVIP SSgA Small-Mid Cap 200
   Standard Class                   1,808,804               6       1,808,810                --              71       1,808,739
LVIP T. Rowe Price Growth
   Stock Standard Class             4,326,202           9,745       4,335,947                --             166       4,335,781
LVIP T. Rowe Price
   Structured Mid-Cap Growth
   Standard Class                   2,997,332             251       2,997,583                --             125       2,997,458
LVIP Templeton Growth RPM
   Standard Class                   2,743,427           1,879       2,745,306                --              87       2,745,219
LVIP UBS Large Cap Growth
   RPM Standard Class               7,667,953              --       7,667,953             1,681             266       7,666,006
LVIP Vanguard Domestic
   Equity ETF Standard Class        1,073,596           2,803       1,076,399                --              41       1,076,358
LVIP Vanguard International
   Equity ETF Standard Class          820,238           4,295         824,533                --              35         824,498
M Business Opportunity Value        1,671,155              --       1,671,155                --              72       1,671,083
M Capital Appreciation              1,165,332              --       1,165,332                --              53       1,165,279
M International Equity              1,992,549              --       1,992,549                --              87       1,992,462
M Large Cap Growth                  2,155,704              --       2,155,704                --              98       2,155,606
MFS VIT Core Equity Initial
   Class                              742,658              --         742,658                --              32         742,626
MFS VIT Growth Initial Class       11,077,175           9,899      11,087,074                --             436      11,086,638
MFS VIT Total Return Initial
   Class                           25,114,975          59,527      25,174,502                --           1,166      25,173,336
MFS VIT Utilities Initial
   Class                           24,370,478          43,571      24,414,049                --           1,054      24,412,995
NB AMT Large Cap Value I
   Class                            1,426,604           1,171       1,427,775                --              58       1,427,717
NB AMT Mid Cap Growth I Class      16,541,522           5,362      16,546,884                --             786      16,546,098
NB AMT Mid Cap Intrinsic
   Value I Class                    5,317,219           3,476       5,320,695                --             255       5,320,440
PIMCO VIT
   CommodityRealReturn
   Strategy Administrative
   Class                            8,074,997          47,952       8,122,949                --             316       8,122,633
Putnam VT Global Health Care
   Class IB                         1,757,113             130       1,757,243                --              74       1,757,169
Putnam VT Growth & Income
   Class IB                         1,281,821             689       1,282,510                --              63       1,282,447

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

                                                                   DIVIDENDS
                                                                      FROM              MORTALITY AND                NET
                                                                   INVESTMENT              EXPENSE                INVESTMENT
SUBACCOUNT                                                           INCOME          GUARANTEE CHARGES           INCOME (LOSS)
-----------------------------------------------------------   --------------------   --------------------    --------------------
ABVPSF Global Thematic Growth Class A                         $                 --   $            (14,540)   $            (14,540)
ABVPSF Growth and Income Class A                                           220,480                (83,176)                137,304
ABVPSF International Value Class A                                         120,702                (34,155)                 86,547
ABVPSF Large Cap Growth Class A                                              5,959                (13,969)                 (8,010)
ABVPSF Small/Mid Cap Value Class A                                          74,420                (82,691)                 (8,271)
American Century VP Inflation Protection Class I                           450,906                (94,052)                356,854
American Funds Global Growth Class 2                                       175,165               (100,101)                 75,064
American Funds Global Small Capitalization Class 2                         335,922               (138,664)                197,258
American Funds Growth Class 2                                              846,480               (620,399)                226,081
American Funds Growth-Income Class 2                                     1,402,125               (486,619)                915,506
American Funds International Class 2                                       786,791               (294,329)                492,462
BlackRock Global Allocation V.I. Class I                                   426,196               (109,597)                316,599
Delaware VIP Diversified Income Standard Class                             985,542               (163,719)                821,823
Delaware VIP Emerging Markets Standard Class                               265,568               (137,830)                127,738
Delaware VIP High Yield Standard Class                                   1,759,336               (118,576)              1,640,760
Delaware VIP Limited-Term Diversified Income Standard Class                153,605                (40,545)                113,060
Delaware VIP REIT Standard Class                                           395,975               (153,599)                242,376
Delaware VIP Small Cap Value Standard Class                                220,967               (223,723)                 (2,756)
Delaware VIP Smid Cap Growth Standard Class                                 50,767               (120,932)                (70,165)
Delaware VIP U.S. Growth Standard Class                                         --                (12,779)                (12,779)
Delaware VIP Value Standard Class                                          332,902                (86,698)                246,204
DWS Alternative Asset Allocation VIP Class A                                96,583                (15,519)                 81,064
DWS Equity 500 Index VIP Class A                                           698,869               (226,809)                472,060
DWS Small Cap Index VIP Class A                                             85,243                (61,194)                 24,049
Fidelity VIP Asset Manager Initial Class                                    11,021                 (4,132)                  6,889
Fidelity VIP Contrafund Service Class                                      759,426               (332,846)                426,580
Fidelity VIP Equity-Income Initial Class                                    63,719                (12,174)                 51,545
Fidelity VIP Equity-Income Service Class                                   177,765                (40,250)                137,515
Fidelity VIP Growth Service Class                                           35,594                (45,271)                 (9,677)
Fidelity VIP Growth Opportunities Service Class                              8,420                (12,570)                 (4,150)
Fidelity VIP High Income Service Class                                      90,981                 (8,121)                 82,860
Fidelity VIP Investment Grade Bond Initial Class                            33,735                 (8,788)                 24,947
Fidelity VIP Mid Cap Service Class                                          87,975                (81,580)                  6,395
Fidelity VIP Overseas Service Class                                        100,265                (32,420)                 67,845
FTVIPT Franklin Income Securities Class 1                                  752,346                (51,359)                700,987
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                         --                (62,596)                (62,596)
FTVIPT Mutual Shares Securities Class 1                                    270,020                (43,604)                226,416
FTVIPT Templeton Foreign Securities Class 1                                 55,271                 (9,192)                 46,079
FTVIPT Templeton Foreign Securities Class 2                                108,314                (20,488)                 87,826
FTVIPT Templeton Global Bond Securities Class 1                            856,005                (73,012)                782,993
FTVIPT Templeton Growth Securities Class 1                                 152,551                (42,410)                110,141
FTVIPT Templeton Growth Securities Class 2                                  24,391                 (6,687)                 17,704
Invesco V.I. Capital Appreciation Series I                                      --                (18,682)                (18,682)
Invesco V.I. Core Equity Series I                                          144,479                (78,768)                 65,711
Invesco V.I. Diversified Income Series I                                    32,124                 (3,830)                 28,294
Invesco V.I. International Growth Series I                                  81,162                (31,760)                 49,402
Invesco Van Kampen V.I. American Franchise Series I                             --                (36,620)                (36,620)
Janus Aspen Series Balanced Institutional Class                            290,561                (52,985)                237,576
Janus Aspen Series Balanced Service Class                                  180,880                (47,178)                133,702
Janus Aspen Series Enterprise Service Class                                     --                (20,165)                (20,165)
Janus Aspen Series Global Technology Service Class                              --                 (7,770)                 (7,770)
Janus Aspen Series Worldwide Institutional Class                            75,164                (40,563)                 34,601
Janus Aspen Series Worldwide Service Class                                  15,741                (13,996)                  1,745
LVIP Baron Growth Opportunities Standard Class                              10,078                 (5,022)                  5,056
LVIP Baron Growth Opportunities Service Class                               96,713                (43,697)                 53,016
LVIP BlackRock Equity Dividend RPM Standard Class                           32,247                (25,828)                  6,419
LVIP BlackRock Inflation Protected Bond Standard Class                          --                (21,200)                (21,200)
LVIP Capital Growth Standard Class                                              --                 (7,384)                 (7,384)

See accompanying notes.

                                                                                           DIVIDENDS
                                                                                             FROM                   TOTAL
                                                                  NET REALIZED           NET REALIZED           NET REALIZED
                                                                   GAIN (LOSS)              GAIN ON              GAIN (LOSS)
SUBACCOUNT                                                       ON INVESTMENTS           INVESTMENTS          ON INVESTMENTS
-----------------------------------------------------------   --------------------   --------------------    --------------------
ABVPSF Global Thematic Growth Class A                         $             (9,385)  $                 --    $             (9,385)
ABVPSF Growth and Income Class A                                            18,184                     --                  18,184
ABVPSF International Value Class A                                        (287,233)                    --                (287,233)
ABVPSF Large Cap Growth Class A                                            138,169                     --                 138,169
ABVPSF Small/Mid Cap Value Class A                                         330,997                433,718                 764,715
American Century VP Inflation Protection Class I                           330,663                388,031                 718,694
American Funds Global Growth Class 2                                       204,693                     --                 204,693
American Funds Global Small Capitalization Class 2                         314,062                     --                 314,062
American Funds Growth Class 2                                            3,130,380                     --               3,130,380
American Funds Growth-Income Class 2                                     1,494,163                     --               1,494,163
American Funds International Class 2                                      (246,053)                    --                (246,053)
BlackRock Global Allocation V.I. Class I                                    61,488                 82,298                 143,786
Delaware VIP Diversified Income Standard Class                             143,147                963,580               1,106,727
Delaware VIP Emerging Markets Standard Class                                93,184                     --                  93,184
Delaware VIP High Yield Standard Class                                     285,727                     --                 285,727
Delaware VIP Limited-Term Diversified Income Standard Class                 15,091                 63,262                  78,353
Delaware VIP REIT Standard Class                                           528,985                     --                 528,985
Delaware VIP Small Cap Value Standard Class                              1,585,707              2,608,548               4,194,255
Delaware VIP Smid Cap Growth Standard Class                                744,714              1,147,326               1,892,040
Delaware VIP U.S. Growth Standard Class                                     74,244                     --                  74,244
Delaware VIP Value Standard Class                                          439,840                     --                 439,840
DWS Alternative Asset Allocation VIP Class A                                 1,121                 22,738                  23,859
DWS Equity 500 Index VIP Class A                                         1,844,261                     --               1,844,261
DWS Small Cap Index VIP Class A                                            207,639                  2,261                 209,900
Fidelity VIP Asset Manager Initial Class                                     2,399                  5,277                   7,676
Fidelity VIP Contrafund Service Class                                      672,726                     --                 672,726
Fidelity VIP Equity-Income Initial Class                                    19,169                136,081                 155,250
Fidelity VIP Equity-Income Service Class                                   (92,773)               372,658                 279,885
Fidelity VIP Growth Service Class                                          375,292                     --                 375,292
Fidelity VIP Growth Opportunities Service Class                            106,359                     --                 106,359
Fidelity VIP High Income Service Class                                       5,138                     --                   5,138
Fidelity VIP Investment Grade Bond Initial Class                            11,434                 40,371                  51,805
Fidelity VIP Mid Cap Service Class                                         157,047              1,358,943               1,515,990
Fidelity VIP Overseas Service Class                                       (103,605)                18,261                 (85,344)
FTVIPT Franklin Income Securities Class 1                                   11,153                     --                  11,153
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                    361,000                724,735               1,085,735
FTVIPT Mutual Shares Securities Class 1                                     53,530                     --                  53,530
FTVIPT Templeton Foreign Securities Class 1                                (38,873)                    --                 (38,873)
FTVIPT Templeton Foreign Securities Class 2                                 (2,183)                    --                  (2,183)
FTVIPT Templeton Global Bond Securities Class 1                            163,488                 20,831                 184,319
FTVIPT Templeton Growth Securities Class 1                                 (41,728)                    --                 (41,728)
FTVIPT Templeton Growth Securities Class 2                                  (3,021)                    --                  (3,021)
Invesco V.I. Capital Appreciation Series I                               1,106,401                     --               1,106,401
Invesco V.I. Core Equity Series I                                          345,791                     --                 345,791
Invesco V.I. Diversified Income Series I                                     4,549                     --                   4,549
Invesco V.I. International Growth Series I                                 261,733                     --                 261,733
Invesco Van Kampen V.I. American Franchise Series I                        (69,279)                    --                 (69,279)
Janus Aspen Series Balanced Institutional Class                             72,910                738,432                 811,342
Janus Aspen Series Balanced Service Class                                  268,263                488,679                 756,942
Janus Aspen Series Enterprise Service Class                                254,781                     --                 254,781
Janus Aspen Series Global Technology Service Class                          26,514                     --                  26,514
Janus Aspen Series Worldwide Institutional Class                            19,912                     --                  19,912
Janus Aspen Series Worldwide Service Class                                  59,071                     --                  59,071
LVIP Baron Growth Opportunities Standard Class                              84,453                 34,267                 118,720
LVIP Baron Growth Opportunities Service Class                              416,431                403,060                 819,491
LVIP BlackRock Equity Dividend RPM Standard Class                          152,132                     --                 152,132
LVIP BlackRock Inflation Protected Bond Standard Class                      24,536                123,616                 148,152
LVIP Capital Growth Standard Class                                          34,267                     --                  34,267

                                                                           NET CHANGE       NET INCREASE
                                                                          IN UNREALIZED       (DECREASE)
                                                                         APPRECIATION OR    IN NET ASSETS
                                                                          DEPRECIATION        RESULTING
SUBACCOUNT                                                               ON INVESTMENTS    FROM OPERATIONS
----------------------------------------------------------------------   ---------------   ----------------
ABVPSF Global Thematic Growth Class A                                    $       325,055   $        301,130
ABVPSF Growth and Income Class A                                               1,918,806          2,074,294
ABVPSF International Value Class A                                             1,173,905            973,219
ABVPSF Large Cap Growth Class A                                                  175,928            306,087
ABVPSF Small/Mid Cap Value Class A                                             1,515,973          2,272,417
American Century VP Inflation Protection Class I                                  59,409          1,134,957
American Funds Global Growth Class 2                                           3,434,202          3,713,959
American Funds Global Small Capitalization Class 2                             3,365,316          3,876,636
American Funds Growth Class 2                                                 13,344,796         16,701,257
American Funds Growth-Income Class 2                                          10,795,448         13,205,117
American Funds International Class 2                                           7,812,044          8,058,453
BlackRock Global Allocation V.I. Class I                                       1,676,899          2,137,284
Delaware VIP Diversified Income Standard Class                                    68,905          1,997,455
Delaware VIP Emerging Markets Standard Class                                   3,165,816          3,386,738
Delaware VIP High Yield Standard Class                                         1,185,131          3,111,618
Delaware VIP Limited-Term Diversified Income Standard Class                       (6,099)           185,314
Delaware VIP REIT Standard Class                                               3,158,923          3,930,284
Delaware VIP Small Cap Value Standard Class                                      456,361          4,647,860
Delaware VIP Smid Cap Growth Standard Class                                      212,211          2,034,086
Delaware VIP U.S. Growth Standard Class                                          305,431            366,896
Delaware VIP Value Standard Class                                              1,265,303          1,951,347
DWS Alternative Asset Allocation VIP Class A                                     167,449            272,372
DWS Equity 500 Index VIP Class A                                               3,067,124          5,383,445
DWS Small Cap Index VIP Class A                                                1,149,891          1,383,840
Fidelity VIP Asset Manager Initial Class                                          69,727             84,292
Fidelity VIP Contrafund Service Class                                          7,300,357          8,399,663
Fidelity VIP Equity-Income Initial Class                                         131,322            338,117
Fidelity VIP Equity-Income Service Class                                         461,598            878,998
Fidelity VIP Growth Service Class                                                584,055            949,670
Fidelity VIP Growth Opportunities Service Class                                  372,655            474,864
Fidelity VIP High Income Service Class                                           101,956            189,954
Fidelity VIP Investment Grade Bond Initial Class                                   8,610             85,362
Fidelity VIP Mid Cap Service Class                                               497,772          2,020,157
Fidelity VIP Overseas Service Class                                              972,409            954,910
FTVIPT Franklin Income Securities Class 1                                        642,578          1,354,718
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                           33,073          1,056,212
FTVIPT Mutual Shares Securities Class 1                                        1,180,215          1,460,161
FTVIPT Templeton Foreign Securities Class 1                                      261,576            268,782
FTVIPT Templeton Foreign Securities Class 2                                      555,789            641,432
FTVIPT Templeton Global Bond Securities Class 1                                  803,416          1,770,728
FTVIPT Templeton Growth Securities Class 1                                     1,180,246          1,248,659
FTVIPT Templeton Growth Securities Class 2                                       213,368            228,051
Invesco V.I. Capital Appreciation Series I                                       412,732          1,500,451
Invesco V.I. Core Equity Series I                                              1,429,751          1,841,253
Invesco V.I. Diversified Income Series I                                          34,339             67,182
Invesco V.I. International Growth Series I                                       472,738            783,873
Invesco Van Kampen V.I. American Franchise Series I                             (221,203)          (327,102)
Janus Aspen Series Balanced Institutional Class                                  215,912          1,264,830
Janus Aspen Series Balanced Service Class                                          2,747            893,391
Janus Aspen Series Enterprise Service Class                                      249,928            484,544
Janus Aspen Series Global Technology Service Class                               211,348            230,092
Janus Aspen Series Worldwide Institutional Class                               1,478,075          1,532,588
Janus Aspen Series Worldwide Service Class                                       286,365            347,181
LVIP Baron Growth Opportunities Standard Class                                    (3,177)           120,599
LVIP Baron Growth Opportunities Service Class                                    487,255          1,359,762
LVIP BlackRock Equity Dividend RPM Standard Class                                598,378            756,929
LVIP BlackRock Inflation Protected Bond Standard Class                           143,470            270,422
LVIP Capital Growth Standard Class                                               331,665            358,548

                                                                   DIVIDENDS
                                                                      FROM              MORTALITY AND                NET
                                                                   INVESTMENT              EXPENSE                INVESTMENT
SUBACCOUNT                                                           INCOME          GUARANTEE CHARGES           INCOME (LOSS)
-----------------------------------------------------------   --------------------   ---------------------   --------------------
LVIP Clarion Global Real Estate Standard Class                $                 --   $            (27,824)   $            (27,824)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                           --                (18,631)                (18,631)
LVIP Delaware Bond Standard Class                                        1,533,509               (418,124)              1,115,385
LVIP Delaware Diversified Floating Rate Standard Class                      25,812                 (5,988)                 19,824
LVIP Delaware Foundation Aggressive Allocation Standard
 Class                                                                      55,955                (20,947)                 35,008
LVIP Delaware Growth and Income Standard Class                              23,993                (11,622)                 12,371
LVIP Delaware Social Awareness Standard Class                               23,220                (17,235)                  5,985
LVIP Delaware Special Opportunities Standard Class                          21,389                (13,093)                  8,296
LVIP Dimensional Non-U.S. Equity Standard Class                             18,697                 (2,509)                 16,188
LVIP Dimensional U.S. Equity Standard Class                                 10,048                 (4,562)                  5,486
LVIP Dimensional/Vanguard Total Bond Standard Class                         32,031                 (6,052)                 25,979
LVIP Global Income Standard Class                                           87,935                (11,340)                 76,595
LVIP JPMorgan High Yield Standard Class                                    226,863                (14,267)                212,596
LVIP JPMorgan Mid Cap Value RPM Standard Class                                  --                 (4,335)                 (4,335)
LVIP MFS International Growth Standard Class                                30,833                (16,158)                 14,675
LVIP MFS Value Standard Class                                              130,485                (37,295)                 93,190
LVIP Mid-Cap Value Standard Class                                            8,298                 (8,107)                    191
LVIP Mondrian International Value Standard Class                           408,172                (79,533)                328,639
LVIP Money Market Standard Class                                            12,420               (262,101)               (249,681)
LVIP Protected Profile 2010 Standard Class                                   6,832                 (2,239)                  4,593
LVIP Protected Profile 2020 Standard Class                                  20,850                 (6,147)                 14,703
LVIP Protected Profile 2030 Standard Class                                  27,228                 (6,754)                 20,474
LVIP Protected Profile 2040 Standard Class                                  60,833                (19,432)                 41,401
LVIP Protected Profile Conservative Standard Class                         430,602                (46,759)                383,843
LVIP Protected Profile Growth Standard Class                             1,286,905               (244,753)              1,042,152
LVIP Protected Profile Moderate Standard Class                           1,595,929               (232,715)              1,363,214
LVIP SSgA Bond Index Standard Class                                        109,763                (21,337)                 88,426
LVIP SSgA Conservative Index Allocation Standard Class                      22,318                 (2,167)                 20,151
LVIP SSgA Conservative Structured Allocation Standard Class                 17,436                 (1,526)                 15,910
LVIP SSgA Developed International 150 Standard Class                        20,304                 (3,666)                 16,638
LVIP SSgA Emerging Markets 100 Standard Class                              224,418                (43,448)                180,970
LVIP SSgA Global Tactical Allocation RPM Standard Class                    322,441                (44,843)                277,598
LVIP SSgA International Index Standard Class                                31,798                 (6,359)                 25,439
LVIP SSgA Large Cap 100 Standard Class                                      26,380                 (7,199)                 19,181
LVIP SSgA Moderate Index Allocation Standard Class                          32,252                 (4,111)                 28,141
LVIP SSgA Moderate Structured Allocation Standard Class                     97,867                (10,631)                 87,236
LVIP SSgA Moderately Aggressive Index Allocation Standard
 Class                                                                      42,347                 (7,349)                 34,998
LVIP SSgA Moderately Aggressive Structured Allocation
 Standard Class                                                            113,971                 (8,826)                105,145
LVIP SSgA S&P 500 Index Standard Class                                     146,648                (60,324)                 86,324
LVIP SSgA Small-Cap Index Standard Class                                    24,640                (17,410)                  7,230
LVIP SSgA Small-Mid Cap 200 Standard Class                                  43,470                 (7,947)                 35,523
LVIP T. Rowe Price Growth Stock Standard Class                                  --                (15,576)                (15,576)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                     --                (14,100)                (14,100)
LVIP Templeton Growth RPM Standard Class                                    51,811                (13,055)                 38,756
LVIP UBS Large Cap Growth RPM Standard Class                                    --                (34,380)                (34,380)
LVIP Vanguard Domestic Equity ETF Standard Class                            12,616                 (2,059)                 10,557
LVIP Vanguard International Equity ETF Standard Class                       29,029                 (2,867)                 26,162
M Business Opportunity Value                                                11,909                 (8,207)                  3,702
M Capital Appreciation                                                       3,629                 (6,182)                 (2,553)
M International Equity                                                      39,187                (10,355)                 28,832
M Large Cap Growth                                                             863                (10,869)                (10,006)
MFS VIT Core Equity Initial Class                                            5,653                 (5,315)                    338
MFS VIT Growth Initial Class                                                    --                (53,526)                (53,526)
MFS VIT Total Return Initial Class                                         692,432               (148,444)                543,988
MFS VIT Utilities Initial Class                                          1,597,697               (134,407)              1,463,290
NB AMT Large Cap Value I Class                                               5,915                 (7,767)                 (1,852)
NB AMT Mid Cap Growth I Class                                                   --               (104,480)               (104,480)
NB AMT Mid Cap Intrinsic Value I Class                                      32,390                (33,941)                 (1,551)
PIMCO VIT CommodityRealReturn Strategy Administrative Class                213,513                (37,023)                176,490
Putnam VT Global Health Care Class IB                                       23,330                (10,188)                 13,142
Putnam VT Growth & Income Class IB                                          20,761                 (8,386)                 12,375

See accompanying notes.

                                                                                          DIVIDENDS
                                                                                            FROM                    TOTAL
                                                                  NET REALIZED           NET REALIZED            NET REALIZED
                                                                  GAIN (LOSS)              GAIN ON                GAIN (LOSS)
SUBACCOUNT                                                      ON INVESTMENTS           INVESTMENTS            ON INVESTMENTS
------------------------------------------------------------  --------------------   --------------------    --------------------
LVIP Clarion Global Real Estate Standard Class                $            159,310   $                 --    $            159,310
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                      (63,753)                    --                 (63,753)
LVIP Delaware Bond Standard Class                                        1,229,402              1,674,758               2,904,160
LVIP Delaware Diversified Floating Rate Standard Class                      (7,841)                    --                  (7,841)
LVIP Delaware Foundation Aggressive Allocation Standard
 Class                                                                      25,119                     --                  25,119
LVIP Delaware Growth and Income Standard Class                              34,484                  1,980                  36,464
LVIP Delaware Social Awareness Standard Class                               69,521                216,836                 286,357
LVIP Delaware Special Opportunities Standard Class                         105,997                296,110                 402,107
LVIP Dimensional Non-U.S. Equity Standard Class                             22,447                  2,174                  24,621
LVIP Dimensional U.S. Equity Standard Class                                 38,187                    191                  38,378
LVIP Dimensional/Vanguard Total Bond Standard Class                          4,830                  2,606                   7,436
LVIP Global Income Standard Class                                            8,954                  7,620                  16,574
LVIP JPMorgan High Yield Standard Class                                     27,726                     --                  27,726
LVIP JPMorgan Mid Cap Value RPM Standard Class                              21,421                     --                  21,421
LVIP MFS International Growth Standard Class                                32,507                     --                  32,507
LVIP MFS Value Standard Class                                              148,961                     --                 148,961
LVIP Mid-Cap Value Standard Class                                           38,081                     --                  38,081
LVIP Mondrian International Value Standard Class                          (384,631)                    --                (384,631)
LVIP Money Market Standard Class                                                --                    225                     225
LVIP Protected Profile 2010 Standard Class                                  32,181                     --                  32,181
LVIP Protected Profile 2020 Standard Class                                  61,807                     --                  61,807
LVIP Protected Profile 2030 Standard Class                                  32,067                     --                  32,067
LVIP Protected Profile 2040 Standard Class                                 164,032                     --                 164,032
LVIP Protected Profile Conservative Standard Class                         182,132                 46,460                 228,592
LVIP Protected Profile Growth Standard Class                               251,216                     --                 251,216
LVIP Protected Profile Moderate Standard Class                             505,728                     --                 505,728
LVIP SSgA Bond Index Standard Class                                         47,323                    509                  47,832
LVIP SSgA Conservative Index Allocation Standard Class                       3,235                     81                   3,316
LVIP SSgA Conservative Structured Allocation Standard Class                  7,598                    929                   8,527
LVIP SSgA Developed International 150 Standard Class                        (5,442)                    --                  (5,442)
LVIP SSgA Emerging Markets 100 Standard Class                             (416,033)               847,342                 431,309
LVIP SSgA Global Tactical Allocation RPM Standard Class                     13,991                     --                  13,991
LVIP SSgA International Index Standard Class                                   210                     --                     210
LVIP SSgA Large Cap 100 Standard Class                                      41,017                     --                  41,017
LVIP SSgA Moderate Index Allocation Standard Class                          18,076                    591                  18,667
LVIP SSgA Moderate Structured Allocation Standard Class                      8,227                  6,196                  14,423
LVIP SSgA Moderately Aggressive Index Allocation Standard
 Class                                                                      17,047                  1,229                  18,276
LVIP SSgA Moderately Aggressive Structured Allocation
 Standard Class                                                              3,776                  8,057                  11,833
LVIP SSgA S&P 500 Index Standard Class                                     591,547                     --                 591,547
LVIP SSgA Small-Cap Index Standard Class                                    84,511                     --                  84,511
LVIP SSgA Small-Mid Cap 200 Standard Class                                  20,345                147,360                 167,705
LVIP T. Rowe Price Growth Stock Standard Class                             103,194                     --                 103,194
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                104,575                 79,968                 184,543
LVIP Templeton Growth RPM Standard Class                                    44,000                     --                  44,000
LVIP UBS Large Cap Growth RPM Standard Class                               245,064                     --                 245,064
LVIP Vanguard Domestic Equity ETF Standard Class                            10,381                     --                  10,381
LVIP Vanguard International Equity ETF Standard Class                      (10,593)                     7                 (10,586)
M Business Opportunity Value                                                15,767                     --                  15,767
M Capital Appreciation                                                      10,888                 72,510                  83,398
M International Equity                                                    (130,571)                    --                (130,571)
M Large Cap Growth                                                          72,892                     --                  72,892
MFS VIT Core Equity Initial Class                                          102,717                     --                 102,717
MFS VIT Growth Initial Class                                               554,399                     --                 554,399
MFS VIT Total Return Initial Class                                         252,566                     --                 252,566
MFS VIT Utilities Initial Class                                            852,105                     --                 852,105
NB AMT Large Cap Value I Class                                             (13,374)                    --                 (13,374)
NB AMT Mid Cap Growth I Class                                            1,263,815                     --               1,263,815
NB AMT Mid Cap Intrinsic Value I Class                                     162,121              1,394,541               1,556,662
PIMCO VIT CommodityRealReturn Strategy Administrative Class               (283,225)               265,596                 (17,629)
Putnam VT Global Health Care Class IB                                       34,184                150,524                 184,708
Putnam VT Growth & Income Class IB                                         (27,526)                    --                 (27,526)

                                                                           NET CHANGE        NET INCREASE
                                                                          IN UNREALIZED       (DECREASE)
                                                                         APPRECIATION OR    IN NET ASSETS
                                                                          DEPRECIATION        RESULTING
SUBACCOUNT                                                               ON INVESTMENTS    FROM OPERATIONS
------------------------------------------------------------------   ------------------   ----------------
LVIP Clarion Global Real Estate Standard Class                           $     1,089,640   $      1,221,126
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                            115,536             33,152
LVIP Delaware Bond Standard Class                                                234,721          4,254,266
LVIP Delaware Diversified Floating Rate Standard Class                            32,414             44,397
LVIP Delaware Foundation Aggressive Allocation Standard Class                    321,814            381,941
LVIP Delaware Growth and Income Standard Class                                   238,534            287,369
LVIP Delaware Social Awareness Standard Class                                    128,906            421,248
LVIP Delaware Special Opportunities Standard Class                                36,563            446,966
LVIP Dimensional Non-U.S. Equity Standard Class                                   86,478            127,287
LVIP Dimensional U.S. Equity Standard Class                                       92,308            136,172
LVIP Dimensional/Vanguard Total Bond Standard Class                                3,188             36,603
LVIP Global Income Standard Class                                                194,968            288,137
LVIP JPMorgan High Yield Standard Class                                          201,037            441,359
LVIP JPMorgan Mid Cap Value RPM Standard Class                                   105,283            122,369
LVIP MFS International Growth Standard Class                                     603,236            650,418
LVIP MFS Value Standard Class                                                  1,079,804          1,321,955
LVIP Mid-Cap Value Standard Class                                                387,805            426,077
LVIP Mondrian International Value Standard Class                               1,345,426          1,289,434
LVIP Money Market Standard Class                                                      --           (249,456)
LVIP Protected Profile 2010 Standard Class                                       (10,339)            26,435
LVIP Protected Profile 2020 Standard Class                                         1,707             78,217
LVIP Protected Profile 2030 Standard Class                                        41,131             93,672
LVIP Protected Profile 2040 Standard Class                                        47,452            252,885
LVIP Protected Profile Conservative Standard Class                               240,315            852,750
LVIP Protected Profile Growth Standard Class                                   2,674,028          3,967,396
LVIP Protected Profile Moderate Standard Class                                 2,214,311          4,083,253
LVIP SSgA Bond Index Standard Class                                                  838            137,096
LVIP SSgA Conservative Index Allocation Standard Class                              (157)            23,310
LVIP SSgA Conservative Structured Allocation Standard Class                        8,014             32,451
LVIP SSgA Developed International 150 Standard Class                              86,523             97,719
LVIP SSgA Emerging Markets 100 Standard Class                                    355,545            967,824
LVIP SSgA Global Tactical Allocation RPM Standard Class                          603,272            894,861
LVIP SSgA International Index Standard Class                                     222,070            247,719
LVIP SSgA Large Cap 100 Standard Class                                            87,081            147,279
LVIP SSgA Moderate Index Allocation Standard Class                                66,494            113,302
LVIP SSgA Moderate Structured Allocation Standard Class                           96,600            198,259
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                  120,744            174,018
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class             112,022            229,000
LVIP SSgA S&P 500 Index Standard Class                                         1,085,810          1,763,681
LVIP SSgA Small-Cap Index Standard Class                                         386,639            478,380
LVIP SSgA Small-Mid Cap 200 Standard Class                                        12,876            216,104
LVIP T. Rowe Price Growth Stock Standard Class                                   336,925            424,543
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                      179,742            350,185
LVIP Templeton Growth RPM Standard Class                                         451,497            534,253
LVIP UBS Large Cap Growth RPM Standard Class                                     958,242          1,168,926
LVIP Vanguard Domestic Equity ETF Standard Class                                  28,243             49,181
LVIP Vanguard International Equity ETF Standard Class                             82,099             97,675
M Business Opportunity Value                                                     206,571            226,040
M Capital Appreciation                                                            90,485            171,330
M International Equity                                                           442,545            340,806
M Large Cap Growth                                                               245,370            308,256
MFS VIT Core Equity Initial Class                                                 28,415            131,470
MFS VIT Growth Initial Class                                                   1,144,900          1,645,773
MFS VIT Total Return Initial Class                                             1,687,646          2,484,200
MFS VIT Utilities Initial Class                                                  588,805          2,904,200
NB AMT Large Cap Value I Class                                                   245,410            230,184
NB AMT Mid Cap Growth I Class                                                    695,107          1,854,442
NB AMT Mid Cap Intrinsic Value I Class                                          (804,312)           750,799
PIMCO VIT CommodityRealReturn Strategy Administrative Class                      187,220            346,081
Putnam VT Global Health Care Class IB                                            148,502            346,352
Putnam VT Growth & Income Class IB                                               217,798            202,647

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                                                ABVPSF
                                                 ABVPSF GLOBAL          ABVPSF GROWTH        INTERNATIONAL         ABVPSF LARGE
                                                THEMATIC GROWTH          AND INCOME              VALUE             CAP GROWTH
                                                    CLASS A                CLASS A              CLASS A              CLASS A
                                                  SUBACCOUNT             SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $        3,052,855   $       13,017,236   $        6,595,175   $        1,977,536
Changes From Operations:
 - Net investment income (loss)                               (572)              87,660              261,664               (8,510)
 - Net realized gain (loss) on
    investments                                             36,431             (494,675)            (146,240)              48,356
 - Net change in unrealized appreciation or
    depreciation on investments                           (771,754)           1,106,295           (1,544,161)            (135,903)
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                (735,895)             699,280           (1,428,737)             (96,057)
Change From Unit Transactions:
 - Contract purchases                                      487,808              963,070            1,207,300              128,341
 - Contract withdrawals                                   (321,910)          (1,547,550)            (584,200)            (169,424)
 - Contract transfers                                     (182,578)            (751,096)             729,106              212,995
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          (16,680)          (1,335,576)           1,352,206              171,912
                                                ------------------   ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (752,575)            (636,296)             (76,531)              75,855
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          2,300,280           12,380,940            6,518,644            2,053,391
Changes From Operations:
 - Net investment income (loss)                            (14,540)             137,304               86,547               (8,010)
 - Net realized gain (loss) on
    investments                                             (9,385)              18,184             (287,233)             138,169
 - Net change in unrealized appreciation or
    depreciation on investments                            325,055            1,918,806            1,173,905              175,928
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 301,130            2,074,294              973,219              306,087
Change From Unit Transactions:
 - Contract purchases                                      443,911              921,406              806,995              194,342
 - Contract withdrawals                                   (295,712)          (1,350,160)            (564,864)            (186,990)
 - Contract transfers                                      (77,181)             160,694               (5,320)            (235,150)
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                           71,018             (268,060)             236,811             (227,798)
                                                ------------------   ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    372,148            1,806,234            1,210,030               78,289
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $        2,672,428   $       14,187,174   $        7,728,674   $        2,131,680
                                                ==================   ==================   ==================   ==================

See accompanying notes.

                                                                          AMERICAN
                                                                           CENTURY             AMERICAN
                                                      ABVPSF            VP INFLATION             FUNDS
                                                   SMALL/MID CAP         PROTECTION          GLOBAL GROWTH
                                                   VALUE CLASS A           CLASS I              CLASS 2
                                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                             ---------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $       14,189,395   $       14,246,073   $       17,345,557
Changes From Operations:
 - Net investment income (loss)                            (22,984)             587,775              141,890
 - Net realized gain (loss) on
    investments                                            235,828              479,368              238,679
 - Net change in unrealized appreciation or
    depreciation on investments                         (1,462,471)             663,958           (2,116,049)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                              (1,249,627)           1,731,101           (1,735,480)
Change From Unit Transactions:
 - Contract purchases                                    1,317,493            1,290,392            2,061,227
 - Contract withdrawals                                 (1,543,190)          (1,563,801)          (1,734,204)
 - Contract transfers                                      245,265            1,014,946            1,014,951
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                           19,568              741,537            1,341,974
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,230,059)           2,472,638             (393,506)
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                         12,959,336           16,718,711           16,952,051
Changes From Operations:
 - Net investment income (loss)                             (8,271)             356,854               75,064
 - Net realized gain (loss) on
    investments                                            764,715              718,694              204,693
 - Net change in unrealized appreciation or
    depreciation on investments                          1,515,973               59,409            3,434,202
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                               2,272,417            1,134,957            3,713,959
Change From Unit Transactions:
 - Contract purchases                                    1,374,249            1,248,595            2,068,511
 - Contract withdrawals                                 (1,274,585)          (1,776,880)          (1,747,215)
 - Contract transfers                                     (661,815)             (54,990)            (550,235)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                         (562,151)            (583,275)            (228,939)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,710,266              551,682            3,485,020
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $       14,669,602   $       17,270,393   $       20,437,071
                                                ==================   ==================   ==================

                                                     AMERICAN
                                                       FUNDS              AMERICAN             AMERICAN
                                                   GLOBAL SMALL             FUNDS            FUNDS GROWTH-
                                                  CAPITALIZATION           GROWTH               INCOME
                                                      CLASS 2              CLASS 2              CLASS 2
                                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $       28,621,606   $      108,224,157   $       81,863,752
Changes From Operations:
 - Net investment income (loss)                            183,936              (18,228)             785,667
 - Net realized gain (loss) on
    investments                                            873,919            2,362,507              353,705
 - Net change in unrealized appreciation or
    depreciation on investments                         (6,366,743)          (7,290,551)          (3,178,261)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                              (5,308,888)          (4,946,272)          (2,038,889)
Change From Unit Transactions:
 - Contract purchases                                    2,601,551            9,007,731            7,548,911
 - Contract withdrawals                                 (2,366,965)         (10,736,572)          (7,628,434)
 - Contract transfers                                   (1,270,935)          (2,940,151)             531,710
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                       (1,036,349)          (4,668,992)             452,187
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (6,345,237)          (9,615,264)          (1,586,702)
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                         22,276,369           98,608,893           80,277,050
Changes From Operations:
 - Net investment income (loss)                            197,258              226,081              915,506
 - Net realized gain (loss) on
    investments                                            314,062            3,130,380            1,494,163
 - Net change in unrealized appreciation or
    depreciation on investments                          3,365,316           13,344,796           10,795,448
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                               3,876,636           16,701,257           13,205,117
Change From Unit Transactions:
 - Contract purchases                                    2,328,768            8,803,211            7,700,845
 - Contract withdrawals                                 (2,421,346)         (10,346,443)          (8,540,889)
 - Contract transfers                                     (692,043)          (4,524,642)          (2,936,051)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                         (784,621)          (6,067,874)          (3,776,095)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  3,092,015           10,633,383            9,429,022
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $       25,368,384   $      109,242,276   $       89,706,072
                                                ==================   ==================   ==================

                                                     AMERICAN             BLACKROCK          DELAWARE VIP
                                                       FUNDS               GLOBAL             DIVERSIFIED
                                                   INTERNATIONAL       ALLOCATION V.I.          INCOME
                                                      CLASS 2              CLASS I          STANDARD CLASS
                                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $       52,139,930   $       11,604,171   $       26,374,538
Changes From Operations:
 - Net investment income (loss)                            594,721              353,421            1,007,650
 - Net realized gain (loss) on
    investments                                            215,130              516,269            1,469,012
 - Net change in unrealized appreciation or
    depreciation on investments                         (8,278,606)          (1,604,509)            (889,064)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                              (7,468,755)            (734,819)           1,587,598
Change From Unit Transactions:
 - Contract purchases                                    4,881,143            5,131,638            3,498,594
 - Contract withdrawals                                 (4,516,356)          (1,990,536)          (3,153,043)
 - Contract transfers                                      674,433            4,501,191            1,236,587
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                        1,039,220            7,642,293            1,582,138
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (6,429,535)           6,907,474            3,169,736
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                         45,710,395           18,511,645           29,544,274
Changes From Operations:
 - Net investment income (loss)                            492,462              316,599              821,823
 - Net realized gain (loss) on
    investments                                           (246,053)             143,786            1,106,727
 - Net change in unrealized appreciation or
    depreciation on investments                          7,812,044            1,676,899               68,905
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                               8,058,453            2,137,284            1,997,455
Change From Unit Transactions:
 - Contract purchases                                    4,912,292            6,047,193            3,459,655
 - Contract withdrawals                                 (4,804,105)          (2,884,325)          (3,475,301)
 - Contract transfers                                    1,687,812            4,959,711            2,103,371
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                        1,795,999            8,122,579            2,087,725
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  9,854,452           10,259,863            4,085,180
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $       55,564,847   $       28,771,508   $       33,629,454
                                                ==================   ==================   ==================

                                                                                             DELAWARE VIP
                                                   DELAWARE VIP                              LIMITED-TERM
                                                     EMERGING           DELAWARE VIP          DIVERSIFIED         DELAWARE VIP
                                                      MARKETS            HIGH YIELD             INCOME                REIT
                                                  STANDARD CLASS       STANDARD CLASS       STANDARD CLASS       STANDARD CLASS
                                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $       28,027,570   $       18,821,993   $        4,522,256   $       25,155,304
Changes From Operations:
 - Net investment income (loss)                            350,990            1,556,296               86,129              237,156
 - Net realized gain (loss) on
    investments                                            836,144              222,162              106,839             (603,967)
 - Net change in unrealized appreciation or
    depreciation on investments                         (7,080,928)          (1,426,874)             (54,476)           2,724,298
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                              (5,893,794)             351,584              138,492            2,357,487
Change From Unit Transactions:
 - Contract purchases                                    2,917,075            1,443,018            1,313,432            2,073,529
 - Contract withdrawals                                 (2,604,331)          (2,063,843)            (620,138)          (2,331,407)
 - Contract transfers                                    1,470,384             (228,799)           1,951,726           (1,866,371)
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                        1,783,128             (849,624)           2,645,020           (2,124,249)
                                                ------------------   ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (4,110,666)            (498,040)           2,783,512              233,238
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                         23,916,904           18,323,953            7,305,768           25,388,542
Changes From Operations:
 - Net investment income (loss)                            127,738            1,640,760              113,060              242,376
 - Net realized gain (loss) on
    investments                                             93,184              285,727               78,353              528,985
 - Net change in unrealized appreciation or
    depreciation on investments                          3,165,816            1,185,131               (6,099)           3,158,923
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                               3,386,738            3,111,618              185,314            3,930,284
Change From Unit Transactions:
 - Contract purchases                                    2,923,148            1,598,307            1,480,065            2,101,095
 - Contract withdrawals                                 (2,737,124)          (1,836,970)            (964,438)          (2,621,247)
 - Contract transfers                                      627,780              216,976            2,935,704           (1,435,258)
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          813,804              (21,687)           3,451,331           (1,955,410)
                                                ------------------   ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  4,200,542            3,089,931            3,636,645            1,974,874
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $       28,117,446   $       21,413,884   $       10,942,413   $       27,363,416
                                                ==================   ==================   ==================   ==================

See accompanying notes.

                                                   DELAWARE VIP         DELAWARE VIP
                                                       SMALL                SMID             DELAWARE VIP
                                                     CAP VALUE           CAP GROWTH           U.S. GROWTH
                                                  STANDARD CLASS       STANDARD CLASS       STANDARD CLASS
                                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $       40,297,051   $       19,122,799   $        1,356,455
Changes From Operations:
 - Net investment income (loss)                            (51,490)              72,476               (4,570)
 - Net realized gain (loss) on
    investments                                          2,130,433            1,617,328               42,318
 - Net change in unrealized appreciation or
    depreciation on investments                         (2,732,480)            (301,459)              59,182
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                (653,537)           1,388,345               96,930
Change From Unit Transactions:
 - Contract purchases                                    2,745,757            1,359,414              386,194
 - Contract withdrawals                                 (3,714,886)          (2,219,161)            (174,529)
 - Contract transfers                                   (2,417,965)             (15,868)             341,622
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                       (3,387,094)            (875,615)             553,287
                                                ------------------   ------------------   ------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                 (4,040,631)             512,730              650,217
                                                ------------------   ------------------   ------------------

NET ASSETS AT DECEMBER 31, 2011                         36,256,420           19,635,529            2,006,672
Changes From Operations:
 - Net investment income (loss)                             (2,756)             (70,165)             (12,779)
 - Net realized gain (loss) on
    investments                                          4,194,255            1,892,040               74,244
 - Net change in unrealized appreciation or
    depreciation on investments                            456,361              212,211              305,431
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                               4,647,860            2,034,086              366,896
Change From Unit Transactions:
 - Contract purchases                                    2,539,455            1,744,934              622,147
 - Contract withdrawals                                 (3,883,515)          (2,826,635)            (292,326)
 - Contract transfers                                   (1,719,095)           1,275,852            1,039,089
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                       (3,063,155)             194,151            1,368,910
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,584,705            2,228,237            1,735,806
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $       37,841,125   $       21,863,766   $        3,742,478
                                                ==================   ==================   ==================

                                                                             DWS                  DWS
                                                   DELAWARE VIP          ALTERNATIVE          EQUITY 500
                                                       VALUE          ASSET ALLOCATION         INDEX VIP
                                                  STANDARD CLASS         VIP CLASS A            CLASS A
                                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $       12,643,738   $        1,012,077   $       39,126,923
Changes From Operations:
 - Net investment income (loss)                            170,762               15,844              405,490
 - Net realized gain (loss) on
    investments                                             72,502               10,927            1,181,830
 - Net change in unrealized appreciation or
    depreciation on investments                            862,303             (134,532)          (1,064,006)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                               1,105,567             (107,761)             523,314
Change From Unit Transactions:
 - Contract purchases                                    1,185,330              424,045            2,470,877
 - Contract withdrawals                                 (1,031,707)            (184,844)          (4,168,711)
 - Contract transfers                                     (250,544)           1,522,798           (1,558,344)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          (96,921)           1,761,999           (3,256,178)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,008,646            1,654,238           (2,732,864)
                                                ------------------   ------------------   ------------------

NET ASSETS AT DECEMBER 31, 2011                         13,652,384            2,666,315           36,394,059
Changes From Operations:
 - Net investment income (loss)                            246,204               81,064              472,060
 - Net realized gain (loss) on
    investments                                            439,840               23,859            1,844,261
 - Net change in unrealized appreciation or
    depreciation on investments                          1,265,303              167,449            3,067,124
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                               1,951,347              272,372            5,383,445
Change From Unit Transactions:
 - Contract purchases                                    1,434,971              624,710            2,406,645
 - Contract withdrawals                                 (1,527,490)            (233,112)          (5,068,195)
 - Contract transfers                                      595,861              786,254           (1,975,311)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          503,342            1,177,852           (4,636,861)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  2,454,689            1,450,224              746,584
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $       16,107,073   $        4,116,539   $       37,140,643
                                                ==================   ==================   ==================

                                                        DWS             FIDELITY VIP
                                                     SMALL CAP              ASSET            FIDELITY VIP
                                                       INDEX               MANAGER            CONTRAFUND
                                                    VIP CLASS A         INITIAL CLASS        SERVICE CLASS
                                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   -------------------  ------------------
NET ASSETS AT JANUARY 1, 2011                   $       10,203,745   $          829,899   $       55,798,434
Changes From Operations:
 - Net investment income (loss)                             18,737               10,428              190,023
 - Net realized gain (loss) on
    investments                                            115,704               21,842             (114,483)
 - Net change in unrealized appreciation or
    depreciation on investments                           (630,390)             (55,834)          (1,956,290)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                (495,949)             (23,564)          (1,880,750)
Change From Unit Transactions:
 - Contract purchases                                      628,066               53,271            5,462,952
 - Contract withdrawals                                   (931,178)            (154,363)          (6,020,277)
 - Contract transfers                                     (265,393)              30,303              509,433
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                         (568,505)             (70,789)             (47,892)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,064,454)             (94,353)          (1,928,642)
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          9,139,291              735,546           53,869,792
Changes From Operations:
 - Net investment income (loss)                             24,049                6,889              426,580
 - Net realized gain (loss) on
    investments                                            209,900                7,676              672,726
 - Net change in unrealized appreciation or
    depreciation on investments                          1,149,891               69,727            7,300,357
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                               1,383,840               84,292            8,399,663
Change From Unit Transactions:
 - Contract purchases                                      663,703               44,264            6,036,105
 - Contract withdrawals                                   (864,923)            (140,534)          (6,439,953)
 - Contract transfers                                     (302,551)              (2,322)             283,003
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                         (503,771)             (98,592)            (120,845)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    880,069              (14,300)           8,278,818
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $       10,019,360   $          721,246   $       62,148,610
                                                ==================   ==================   ==================

                                                                                                                  FIDELITY VIP
                                                   FIDELITY VIP         FIDELITY VIP         FIDELITY VIP            GROWTH
                                                   EQUITY-INCOME        EQUITY-INCOME           GROWTH            OPPORTUNITIES
                                                   INITIAL CLASS        SERVICE CLASS        SERVICE CLASS        SERVICE CLASS
                                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $        2,586,524   $        5,713,438   $        6,962,534   $        2,900,063
Changes From Operations:
 - Net investment income (loss)                             41,947               94,284              (29,905)             (11,376)
 - Net realized gain (loss) on
    investments                                           (182,530)            (117,930)             371,509              165,539
 - Net change in unrealized appreciation or
    depreciation on investments                            158,643               12,806             (402,123)            (134,801)
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                  18,060              (10,840)             (60,519)              19,362
Change From Unit Transactions:
 - Contract purchases                                      159,875              326,004              850,964              186,804
 - Contract withdrawals                                   (538,792)            (576,184)            (942,272)            (366,282)
 - Contract transfers                                      (44,206)              12,967              291,566             (217,711)
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                         (423,123)            (237,213)             200,258             (397,189)
                                                ------------------   ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (405,063)            (248,053)             139,739             (377,827)
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          2,181,461            5,465,385            7,102,273            2,522,236
Changes From Operations:
 - Net investment income (loss)                             51,545              137,515               (9,677)              (4,150)
 - Net realized gain (loss) on
    investments                                            155,250              279,885              375,292              106,359
 - Net change in unrealized appreciation or
    depreciation on investments                            131,322              461,598              584,055              372,655
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 338,117              878,998              949,670              474,864
Change From Unit Transactions:
 - Contract purchases                                      130,418              400,797              848,529              200,661
 - Contract withdrawals                                   (506,481)            (464,449)            (991,590)            (364,595)
 - Contract transfers                                      (43,474)            (262,873)            (776,371)             (17,781)
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                         (419,537)            (326,525)            (919,432)            (181,715)
                                                ------------------   ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (81,420)             552,473               30,238              293,149
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $        2,100,041   $        6,017,858   $        7,132,511   $        2,815,385
                                                ==================   ==================   ==================   ==================

See accompanying notes.

                                                                        FIDELITY VIP
                                                   FIDELITY VIP         INVESTMENT           FIDELITY VIP
                                                    HIGH INCOME          GRADE BOND            MID CAP
                                                   SERVICE CLASS        INITIAL CLASS        SERVICE CLASS
                                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $        1,597,332   $        1,803,770   $       13,640,829
Changes From Operations:
 - Net investment income (loss)                             88,282               43,900              (56,807)
 - Net realized gain (loss) on
    investments                                             (3,511)              99,831              205,931
 - Net change in unrealized appreciation or
    depreciation on investments                            (35,164)             (26,526)          (1,931,065)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                  49,607              117,205           (1,781,941)
Change From Unit Transactions:
 - Contract purchases                                       95,268               84,419            2,251,444
 - Contract withdrawals                                   (199,726)            (200,580)          (1,359,916)
 - Contract transfers                                     (118,513)             (95,101)           1,240,237
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                         (222,971)            (211,262)           2,131,765
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (173,364)             (94,057)             349,824
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          1,423,968            1,709,713           13,990,653
Changes From Operations:
 - Net investment income (loss)                             82,860               24,947                6,395
 - Net realized gain (loss) on
    investments                                              5,138               51,805            1,515,990
 - Net change in unrealized appreciation or
    depreciation on investments                            101,956                8,610              497,772
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 189,954               85,362            2,020,157
Change From Unit Transactions:
 - Contract purchases                                       94,757               83,840            2,247,659
 - Contract withdrawals                                   (246,226)            (471,231)          (1,521,851)
 - Contract transfers                                      172,023               48,833              561,526
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                           20,554             (338,558)           1,287,334
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    210,508             (253,196)           3,307,491
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $        1,634,476   $        1,456,517   $       17,298,144
                                                ==================   ==================   ==================

                                                                           FTVIPT          FTVIPT FRANKLIN
                                                                          FRANKLIN          SMALL-MID CAP
                                                   FIDELITY VIP            INCOME               GROWTH
                                                     OVERSEAS            SECURITIES          SECURITIES
                                                   SERVICE CLASS           CLASS 1             CLASS 1
                                                    SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                                -------------------  -------------------  -------------------
NET ASSETS AT JANUARY 1, 2011                   $        6,029,764   $        8,965,072   $       11,362,208
Changes From Operations:
 - Net investment income (loss)                             38,407              491,774              (69,657)
 - Net realized gain (loss) on
    investments                                            (90,551)              88,376              389,240
 - Net change in unrealized appreciation or
    depreciation on investments                           (955,351)            (381,707)            (869,063)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                              (1,007,495)             198,443             (549,480)
Change From Unit Transactions:
 - Contract purchases                                      576,043            1,699,051              953,682
 - Contract withdrawals                                   (833,247)          (1,064,659)            (984,873)
 - Contract transfers                                       (8,751)             343,983             (751,497)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                         (265,955)             978,375             (782,688)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,273,450)           1,176,818           (1,332,168)
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          4,756,314           10,141,890           10,030,040
Changes From Operations:
 - Net investment income (loss)                             67,845              700,987              (62,596)
 - Net realized gain (loss) on
    investments                                            (85,344)              11,153            1,085,735
 - Net change in unrealized appreciation or
    depreciation on investments                            972,409              642,578               33,073
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 954,910            1,354,718            1,056,212
Change From Unit Transactions:
 - Contract purchases                                      526,199            2,022,608              972,160
 - Contract withdrawals                                   (428,933)          (1,250,314)          (1,118,490)
 - Contract transfers                                      (41,614)           1,304,541             (123,937)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                           55,652            2,076,835             (270,267)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,010,562            3,431,553              785,945
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $        5,766,876   $       13,573,443   $       10,815,985
                                                ==================   ==================   ==================

                                                     FTVIPT                FTVIPT               FTVIPT
                                                     MUTUAL               TEMPLETON            TEMPLETON
                                                     SHARES                FOREIGN              FOREIGN
                                                   SECURITIES            SECURITIES           SECURITIES
                                                     CLASS 1               CLASS 1              CLASS 2
                                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $        7,467,541   $        2,256,721   $        4,353,202
Changes From Operations:
 - Net investment income (loss)                            196,085               26,407               45,667
 - Net realized gain (loss) on
    investments                                            (16,945)             (16,840)              64,207
 - Net change in unrealized appreciation or
    depreciation on investments                           (306,272)            (214,149)            (547,850)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                (127,132)            (204,582)            (437,976)
Change From Unit Transactions:
 - Contract purchases                                    2,352,403              133,458              340,838
 - Contract withdrawals                                   (874,891)            (355,306)            (575,602)
 - Contract transfers                                      658,667             (119,974)             (94,347)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                        2,136,179             (341,822)            (329,111)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  2,009,047             (546,404)            (767,087)
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          9,476,588            1,710,317            3,586,115
Changes From Operations:
 - Net investment income (loss)                            226,416               46,079               87,826
 - Net realized gain (loss) on
    investments                                             53,530              (38,873)              (2,183)
 - Net change in unrealized appreciation or
    depreciation on investments                          1,180,215              261,576              555,789
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                               1,460,161              268,782              641,432
Change From Unit Transactions:
 - Contract purchases                                    2,195,048              102,256              314,823
 - Contract withdrawals                                 (1,016,658)            (413,315)            (679,713)
 - Contract transfers                                      785,327              (28,719)             208,308
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                        1,963,717             (339,778)            (156,582)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  3,423,878              (70,996)             484,850
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $       12,900,466   $        1,639,321   $        4,070,965
                                                ==================   ==================   ==================

                                                      FTVIPT                FTVIPT              FTVIPT             INVESCO V.I.
                                                     TEMPLETON             TEMPLETON           TEMPLETON             CAPITAL
                                                    GLOBAL BOND              GROWTH             GROWTH             APPRECIATION
                                                 SECURITIES CLASS 1    SECURITIES CLASS 1  SECURITIES CLASS 2        SERIES I
                                                     SUBACCOUNT            SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $       10,837,194   $        6,929,019   $        1,574,272   $       12,590,596
Changes From Operations:
 - Net investment income (loss)                            584,406               59,818               12,398              (48,616)
 - Net realized gain (loss) on
    investments                                            384,955             (114,330)             (34,867)            (131,186)
 - Net change in unrealized appreciation or
    depreciation on investments                         (1,099,583)            (409,124)            (100,606)            (741,809)
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                (130,222)            (463,636)            (123,075)            (921,611)
Change From Unit Transactions:
 - Contract purchases                                    1,129,006              551,026              115,165            1,046,179
 - Contract withdrawals                                 (1,089,113)            (736,562)            (289,837)          (1,980,019)
 - Contract transfers                                      210,632             (147,483)              34,247             (848,888)
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          250,525             (333,019)            (140,425)          (1,782,728)
                                                ------------------   ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    120,303             (796,655)            (263,500)          (2,704,339)
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                         10,957,497            6,132,364            1,310,772            9,886,257
Changes From Operations:
 - Net investment income (loss)                            782,993              110,141               17,704              (18,682)
 - Net realized gain (loss) on
    investments                                            184,319              (41,728)              (3,021)           1,106,401
 - Net change in unrealized appreciation or
    depreciation on investments                            803,416            1,180,246              213,368              412,732
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                               1,770,728            1,248,659              228,051            1,500,451
Change From Unit Transactions:
 - Contract purchases                                      986,823              463,919              128,741              315,418
 - Contract withdrawals                                 (1,193,308)            (646,530)            (307,037)            (679,614)
 - Contract transfers                                    1,327,890             (211,257)            (130,728)         (11,022,512)
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                        1,121,405             (393,868)            (309,024)         (11,386,708)
                                                ------------------   ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  2,892,133              854,791              (80,973)          (9,886,257)
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                     $   13,849,630   $        6,987,155   $        1,229,799   $               --
                                                ==================   ==================   ==================   ==================

See accompanying notes.

                                                                        INVESCO V.I.        INVESCO V.I.
                                                    INVESCO V.I.        DIVERSIFIED        INTERNATIONAL
                                                    CORE EQUITY           INCOME              GROWTH
                                                     SERIES I            SERIES I            SERIES I
                                                    SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $       16,130,915   $          633,967   $        6,305,360
Changes From Operations:
 - Net investment income (loss)                             58,485               32,401               55,379
 - Net realized gain (loss) on
    investments                                            517,952              (49,632)             411,876
 - Net change in unrealized appreciation or
    depreciation on investments                           (664,393)              59,882             (902,217)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 (87,956)              42,651             (434,962)
Change From Unit Transactions:
 - Contract purchases                                    1,257,396               40,075              402,556
 - Contract withdrawals                                 (2,122,416)            (118,472)            (614,758)
 - Contract transfers                                     (962,801)              98,520             (245,783)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                       (1,827,821)              20,123             (457,985)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,915,777)              62,774             (892,947)
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                         14,215,138              696,741            5,412,413
Changes From Operations:
 - Net investment income (loss)                             65,711               28,294               49,402
 - Net realized gain (loss) on
    investments                                            345,791                4,549              261,733
 - Net change in unrealized appreciation or
    depreciation on investments                          1,429,751               34,339              472,738
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                               1,841,253               67,182              783,873
Change From Unit Transactions:
 - Contract purchases                                    1,090,665               37,884              300,628
 - Contract withdrawals                                 (2,150,863)            (105,473)            (639,647)
 - Contract transfers                                      (21,719)             (17,718)             (72,816)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                       (1,081,917)             (85,307)            (411,835)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    759,336              (18,125)             372,038
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $       14,974,474   $          678,616   $        5,784,451
                                                ==================   ==================   ==================

                                                   INVESCO VAN
                                                   KAMPEN V.I.
                                                    AMERICAN             JANUS ASPEN        JANUS ASPEN
                                                   FRANCHISE          SERIES BALANCED     SERIES BALANCED
                                                    SERIES I         INSTITUTIONAL CLASS   SERVICE CLASS
                                                   SUBACCOUNT             SUBACCOUNT         SUBACCOUNT
                                               ------------------    ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $               --   $       10,956,798   $        9,281,763
Changes From Operations:
 - Net investment income (loss)                                 --              197,335              120,773
 - Net realized gain (loss) on
    investments                                                 --              787,417              565,212
 - Net change in unrealized appreciation or
    depreciation on investments                                 --             (850,373)            (620,519)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                      --              134,379               65,466
Change From Unit Transactions:
 - Contract purchases                                           --              727,384              333,583
 - Contract withdrawals                                         --           (1,627,288)            (574,058)
 - Contract transfers                                           --             (348,434)          (1,146,962)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                               --           (1,248,338)          (1,387,437)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         --           (1,113,959)          (1,321,971)
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                                 --            9,842,839            7,959,792
Changes From Operations:
 - Net investment income (loss)                            (36,620)             237,576              133,702
 - Net realized gain (loss) on
    investments                                            (69,279)             811,342              756,942
 - Net change in unrealized appreciation or
    depreciation on investments                           (221,203)             215,912                2,747
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                (327,102)           1,264,830              893,391
Change From Unit Transactions:
 - Contract purchases                                      655,242              693,170              509,802
 - Contract withdrawals                                 (1,307,312)          (1,302,702)            (530,467)
 - Contract transfers                                   11,023,399               (6,115)          (1,569,432)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                       10,371,329             (615,647)          (1,590,097)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 10,044,227              649,183             (696,706)
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $       10,044,227   $       10,492,022   $        7,263,086
                                                ==================   ==================   ==================

                                                                       JANUS ASPEN
                                                   JANUS ASPEN         SERIES GLOBAL        JANUS ASPEN
                                                SERIES ENTERPRISE       TECHNOLOGY        SERIES WORLDWIDE
                                                  SERVICE CLASS        SERVICE CLASS        INSTITUTIONAL
                                                   SUBACCOUNT           SUBACCOUNT         CLASS SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $        3,889,270   $        1,937,073   $        9,746,325
Changes From Operations:
 - Net investment income (loss)                            (22,535)              (8,795)               7,330
 - Net realized gain (loss) on
    investments                                            213,886              245,425             (120,024)
 - Net change in unrealized appreciation or
    depreciation on investments                           (248,805)            (349,731)          (1,200,788)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 (57,454)            (113,101)          (1,313,482)
Change From Unit Transactions:
 - Contract purchases                                      161,892               94,363              774,190
 - Contract withdrawals                                   (355,656)            (115,229)          (1,202,910)
 - Contract transfers                                     (600,992)            (551,198)             (11,485)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                         (794,756)            (572,064)            (440,205)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (852,210)            (685,165)          (1,753,687)
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          3,037,060            1,251,908            7,992,638
Changes From Operations:
 - Net investment income (loss)                            (20,165)              (7,770)              34,601
 - Net realized gain (loss) on
    investments                                            254,781               26,514               19,912
 - Net change in unrealized appreciation or
    depreciation on investments                            249,928              211,348            1,478,075
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 484,544              230,092            1,532,588
Change From Unit Transactions:
 - Contract purchases                                      151,218               94,266              759,072
 - Contract withdrawals                                   (386,917)            (137,348)          (1,179,272)
 - Contract transfers                                      (30,320)              14,958              (14,482)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                         (266,019)             (28,124)            (434,682)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    218,525              201,968            1,097,906
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $        3,255,585   $        1,453,876   $        9,090,544
                                                ==================   ==================   ==================

                                                                                                                     LVIP
                                                    JANUS ASPEN             LVIP                 LVIP              BLACKROCK
                                                      SERIES            BARON GROWTH         BARON GROWTH            EQUITY
                                                     WORLDWIDE          OPPORTUNITIES        OPPORTUNITIES        DIVIDEND RPM
                                                   SERVICE CLASS       STANDARD CLASS        SERVICE CLASS       STANDARD CLASS
                                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $        2,266,374   $          748,140   $        7,093,103   $        4,899,983
Changes From Operations:
 - Net investment income (loss)                             (6,471)              (5,639)             (42,806)              21,588
 - Net realized gain (loss) on
    investments                                             32,531               74,363              490,275              121,869
 - Net change in unrealized appreciation or
    depreciation on investments                           (345,052)             (45,199)            (234,921)            (301,776)
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                (318,992)              23,525              212,548             (158,319)
Change From Unit Transactions:
 - Contract purchases                                      169,115               43,992              993,062              412,195
 - Contract withdrawals                                   (237,003)            (145,497)            (855,652)            (797,702)
 - Contract transfers                                      (29,708)              16,605              421,590              459,635
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          (97,596)             (84,900)             559,000               74,128
                                                ------------------   ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (416,588)             (61,375)             771,548              (84,191)
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          1,849,786              686,765            7,864,651            4,815,792
Changes From Operations:
 - Net investment income (loss)                              1,745                5,056               53,016                6,419
 - Net realized gain (loss) on
    investments                                             59,071              118,720              819,491              152,132
 - Net change in unrealized appreciation or
    depreciation on investments                            286,365               (3,177)             487,255              598,378
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 347,181              120,599            1,359,762              756,929
Change From Unit Transactions:
 - Contract purchases                                      147,544               51,626            1,026,939              463,189
 - Contract withdrawals                                   (209,802)            (121,068)          (1,139,917)          (1,037,487)
 - Contract transfers                                      (13,352)             (44,787)            (427,632)             113,918
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          (75,610)            (114,229)            (540,610)            (460,380)
                                                ------------------   ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    271,571                6,370              819,152              296,549
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $        2,121,357   $          693,135   $        8,683,803   $        5,112,341
                                                ==================   ==================   ==================   ==================

See accompanying notes.

                                                      LVIP
                                                     BLACKROCK                                   LVIP
                                                     INFLATION              LVIP            CLARION GLOBAL
                                                  PROTECTED BOND       CAPITAL GROWTH         REAL ESTATE
                                                  STANDARD CLASS       STANDARD CLASS       STANDARD CLASS
                                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $          758,110   $          796,298   $        4,165,925
Changes From Operations:
 - Net investment income (loss)                             62,023               (4,246)             (22,995)
 - Net realized gain (loss) on
    investments                                             45,422               12,994               78,666
 - Net change in unrealized appreciation or
    depreciation on investments                            115,672             (214,506)            (479,996)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 223,117             (205,758)            (424,325)
Change From Unit Transactions:
 - Contract purchases                                    1,010,931              510,627            1,031,008
 - Contract withdrawals                                   (297,469)            (151,091)            (435,226)
 - Contract transfers                                    1,806,338              765,987              391,247
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                        2,519,800            1,125,523              987,029
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  2,742,917              919,765              562,704
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          3,501,027            1,716,063            4,728,629
Changes From Operations:
 - Net investment income (loss)                            (21,200)              (7,384)             (27,824)
 - Net realized gain (loss) on
    investments                                            148,152               34,267              159,310
 - Net change in unrealized appreciation or
    depreciation on investments                            143,470              331,665            1,089,640
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 270,422              358,548            1,221,126
Change From Unit Transactions:
 - Contract purchases                                    1,294,769              504,287            1,099,907
 - Contract withdrawals                                   (553,302)            (211,552)            (545,017)
 - Contract transfers                                    2,673,330              575,852              365,158
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                        3,414,797              868,587              920,048
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  3,685,219            1,227,135            2,141,174
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $        7,186,246   $        2,943,198   $        6,869,803
                                                ==================   ==================   ==================

                                                      LVIP                                      LVIP
                                                    COLUMBIA               LVIP               DELAWARE
                                                  SMALL-MID CAP          DELAWARE            DIVERSIFIED
                                                   GROWTH RPM              BOND             FLOATING RATE
                                                 STANDARD CLASS       STANDARD CLASS       STANDARD CLASS
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $        1,327,386   $       66,179,053   $          447,307
Changes From Operations:
 - Net investment income (loss)                            (13,166)           1,873,069               20,312
 - Net realized gain (loss) on
    investments                                             77,041            2,607,512               (2,413)
 - Net change in unrealized appreciation or
    depreciation on investments                           (297,210)             122,162              (33,614)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                (233,335)           4,602,743              (15,715)
Change From Unit Transactions:
 - Contract purchases                                      497,824            5,879,887              414,614
 - Contract withdrawals                                   (190,562)          (7,058,436)            (115,953)
 - Contract transfers                                      690,959             (887,422)             564,917
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          998,221           (2,065,971)             863,578
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    764,886            2,536,772              847,863
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          2,092,272           68,715,825            1,295,170
Changes From Operations:
 - Net investment income (loss)                            (18,631)           1,115,385               19,824
 - Net realized gain (loss) on
    investments                                            (63,753)           2,904,160               (7,841)
 - Net change in unrealized appreciation or
    depreciation on investments                            115,536              234,721               32,414
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                  33,152            4,254,266               44,397
Change From Unit Transactions:
 - Contract purchases                                      383,871            6,570,087              327,725
 - Contract withdrawals                                   (338,166)          (7,466,451)            (188,213)
 - Contract transfers                                      477,152            5,441,657              536,565
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          522,857            4,545,293              676,077
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    556,009            8,799,559              720,474
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $        2,648,281   $       77,515,384   $        2,015,644
                                                ==================   ==================   ==================

                                                       LVIP
                                                     DELAWARE               LVIP                 LVIP
                                                    FOUNDATION            DELAWARE             DELAWARE
                                                    AGGRESSIVE           GROWTH AND             SOCIAL
                                                    ALLOCATION             INCOME              AWARENESS
                                                  STANDARD CLASS       STANDARD CLASS       STANDARD CLASS
                                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $        3,239,210   $        2,115,831   $        3,139,867
Changes From Operations:
 - Net investment income (loss)                             47,220               10,086                5,006
 - Net realized gain (loss) on
    investments                                              5,698               26,961               58,074
 - Net change in unrealized appreciation or
    depreciation on investments                           (138,429)             (13,858)             (56,690)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 (85,511)              23,189                6,390
Change From Unit Transactions:
 - Contract purchases                                      262,829              241,961              236,082
 - Contract withdrawals                                   (294,209)            (439,455)            (305,949)
 - Contract transfers                                      (42,012)             (17,658)            (106,796)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          (73,392)            (215,152)            (176,663)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (158,903)            (191,963)            (170,273)
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          3,080,307            1,923,868            2,969,594
Changes From Operations:
 - Net investment income (loss)                             35,008               12,371                5,985
 - Net realized gain (loss) on
    investments                                             25,119               36,464              286,357
 - Net change in unrealized appreciation or
    depreciation on investments                            321,814              238,534              128,906
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 381,941              287,369              421,248
Change From Unit Transactions:
 - Contract purchases                                      417,155              254,268              237,512
 - Contract withdrawals                                   (503,613)            (174,217)            (391,159)
 - Contract transfers                                     (177,991)             (52,862)             (37,664)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                         (264,449)              27,189             (191,311)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    117,492              314,558              229,937
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $        3,197,799   $        2,238,426   $        3,199,531
                                                ==================   ==================   ==================

                                                        LVIP                LVIP                                      LVIP
                                                      DELAWARE           DIMENSIONAL             LVIP             DIMENSIONAL/
                                                       SPECIAL            NON-U.S.            DIMENSIONAL           VANGUARD
                                                    OPPORTUNITIES          EQUITY             U.S. EQUITY          TOTAL BOND
                                                   STANDARD CLASS      STANDARD CLASS       STANDARD CLASS       STANDARD CLASS
                                                     SUBACCOUNT          SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $        5,208,084   $               --   $               --   $               --
Changes From Operations:
 - Net investment income (loss)                             (7,829)                 353                 (313)               1,306
 - Net realized gain (loss) on
    investments                                            648,857                 (269)                (354)                 135
 - Net change in unrealized appreciation or
    depreciation on investments                           (808,355)             (22,852)              15,001                6,050
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                (167,327)             (22,768)              14,334                7,491
Change From Unit Transactions:
 - Contract purchases                                      535,690               70,980               84,287               65,728
 - Contract withdrawals                                   (230,525)             (14,504)             (13,674)             (14,046)
 - Contract transfers                                   (1,783,296)             345,501              504,872              748,750
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                       (1,478,131)             401,977              575,485              800,432
                                                ------------------   ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,645,458)             379,209              589,819              807,923
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          3,562,626              379,209              589,819              807,923
Changes From Operations:
 - Net investment income (loss)                              8,296               16,188                5,486               25,979
 - Net realized gain (loss) on
    investments                                            402,107               24,621               38,378                7,436
 - Net change in unrealized appreciation or
    depreciation on investments                             36,563               86,478               92,308                3,188
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 446,966              127,287              136,172               36,603
Change From Unit Transactions:
 - Contract purchases                                      302,011              314,439              260,905              522,577
 - Contract withdrawals                                   (244,380)             (82,760)             (83,645)            (172,834)
 - Contract transfers                                   (1,282,164)             170,982              121,748            1,256,905
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                       (1,224,533)             402,661              299,008            1,606,648
                                                ------------------   ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (777,567)             529,948              435,180            1,643,251
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $        2,785,059   $          909,157   $        1,024,999   $        2,451,174
                                                ==================   ==================   ==================   ==================

See accompanying notes.

                                                                                                 LVIP
                                                                           LVIP                JPMORGAN
                                                       LVIP              JPMORGAN            MID CAP VALUE
                                                   GLOBAL INCOME        HIGH YIELD               RPM
                                                  STANDARD CLASS      STANDARD CLASS        STANDARD CLASS
                                                    SUBACCOUNT          SUBACCOUNT            SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $          991,903   $          442,733   $          666,492
Changes From Operations:
 - Net investment income (loss)                            100,192               88,518               (3,450)
 - Net realized gain (loss) on
    investments                                              6,039               (7,826)               7,492
 - Net change in unrealized appreciation or
    depreciation on investments                           (123,793)             (73,360)             (42,220)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 (17,562)               7,332              (38,178)
Change From Unit Transactions:
 - Contract purchases                                    1,699,425              545,676              236,286
 - Contract withdrawals                                   (377,312)            (166,665)             (95,756)
 - Contract transfers                                      608,940            1,164,682               95,577
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                        1,931,053            1,543,693              236,107
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,913,491            1,551,025              197,929
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          2,905,394            1,993,758              864,421
Changes From Operations:
 - Net investment income (loss)                             76,595              212,596               (4,335)
 - Net realized gain (loss) on
    investments                                             16,574               27,726               21,421
 - Net change in unrealized appreciation or
    depreciation on investments                            194,968              201,037              105,283
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 288,137              441,359              122,369
Change From Unit Transactions:
 - Contract purchases                                    1,388,073            1,045,259              226,220
 - Contract withdrawals                                   (573,774)            (378,236)            (110,614)
 - Contract transfers                                      925,700            2,358,357              148,365
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                        1,739,999            3,025,380              263,971
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  2,028,136            3,466,739              386,340
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $        4,933,530   $        5,460,497   $        1,250,761
                                                ==================   ==================   ==================

                                                      LVIP
                                                 MFS INTERNATIONAL         LVIP                 LVIP
                                                     GROWTH              MFS VALUE          MID-CAP VALUE
                                                  STANDARD CLASS       STANDARD CLASS       STANDARD CLASS
                                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $        2,547,700   $        4,845,960   $        1,522,792
Changes From Operations:
 - Net investment income (loss)                             77,917               80,310               (7,090)
 - Net realized gain (loss) on
    investments                                             20,048               67,729               46,866
 - Net change in unrealized appreciation or
    depreciation on investments                           (415,076)            (221,745)            (207,190)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                (317,111)             (73,706)            (167,414)
Change From Unit Transactions:
 - Contract purchases                                      745,351            1,873,975              226,144
 - Contract withdrawals                                   (296,973)            (621,162)            (143,160)
 - Contract transfers                                      504,013            1,523,853              326,704
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          952,391            2,776,666              409,688
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    635,280            2,702,960              242,274
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          3,182,980            7,548,920            1,765,066
Changes From Operations:
 - Net investment income (loss)                             14,675               93,190                  191
 - Net realized gain (loss) on
    investments                                             32,507              148,961               38,081
 - Net change in unrealized appreciation or
    depreciation on investments                            603,236            1,079,804              387,805
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 650,418            1,321,955              426,077
Change From Unit Transactions:
 - Contract purchases                                      554,974            1,972,777              293,223
 - Contract withdrawals                                   (352,908)            (922,373)            (226,690)
 - Contract transfers                                      446,946            1,792,499              143,000
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          649,012            2,842,903              209,533
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,299,430            4,164,858              635,610
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $        4,482,410   $       11,713,778   $        2,400,676
                                                ==================   ==================   ==================

                                                      LVIP
                                                    MONDRIAN                                    LVIP
                                                  INTERNATIONAL           LVIP                PROTECTED
                                                      VALUE            MONEY MARKET          PROFILE 2010
                                                  STANDARD CLASS       STANDARD CLASS       STANDARD CLASS
                                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $       13,991,807   $       57,128,199   $          383,743
Changes From Operations:
 - Net investment income (loss)                            383,092             (297,844)                 711
 - Net realized gain (loss) on
    investments                                           (142,588)                  60                5,754
 - Net change in unrealized appreciation or
    depreciation on investments                           (989,553)                  (2)              (4,661)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                (749,049)            (297,786)               1,804
Change From Unit Transactions:
 - Contract purchases                                    1,154,196           52,346,767                5,444
 - Contract withdrawals                                 (1,712,322)         (19,475,439)             (35,572)
 - Contract transfers                                    1,767,184          (36,650,737)              81,980
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                        1,209,058           (3,779,409)              51,852
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    460,009           (4,077,195)              53,656
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                         14,451,816           53,051,004              437,399
Changes From Operations:
 - Net investment income (loss)                            328,639             (249,681)               4,593
 - Net realized gain (loss) on
    investments                                           (384,631)                 225               32,181
 - Net change in unrealized appreciation or
    depreciation on investments                          1,345,426                 --                (10,339)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                               1,289,434             (249,456)              26,435
Change From Unit Transactions:
 - Contract purchases                                    1,165,588           80,597,803               15,913
 - Contract withdrawals                                 (1,408,982)         (18,566,972)             (78,318)
 - Contract transfers                                     (730,231)         (57,529,240)             (89,236)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                         (973,625)           4,501,591             (151,641)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    315,809            4,252,135             (125,206)
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $       14,767,625   $       57,303,139   $          312,193
                                                ==================   ==================   ==================

                                                                                                                      LVIP
                                                       LVIP                LVIP                 LVIP               PROTECTED
                                                     PROTECTED           PROTECTED            PROTECTED             PROFILE
                                                    PROFILE 2020        PROFILE 2030         PROFILE 2040         CONSERVATIVE
                                                   STANDARD CLASS      STANDARD CLASS       STANDARD CLASS       STANDARD CLASS
                                                     SUBACCOUNT          SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $          845,364   $        1,355,756   $        4,072,413   $        7,107,566
Changes From Operations:
 - Net investment income (loss)                              1,700                  994                2,575              120,660
 - Net realized gain (loss) on
    investments                                             14,367               36,354              137,054              188,215
 - Net change in unrealized appreciation or
    depreciation on investments                            (23,727)             (51,807)            (224,069)             (97,552)
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                  (7,660)             (14,459)             (84,440)             211,323
Change From Unit Transactions:
 - Contract purchases                                      119,865              287,262              285,228              735,780
 - Contract withdrawals                                    (96,302)            (188,697)            (330,816)            (999,972)
 - Contract transfers                                       85,650             (125,471)             109,514            1,138,965
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          109,213              (26,906)              63,926              874,773
                                                ------------------   ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    101,553              (41,365)             (20,514)           1,086,096
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                            946,917            1,314,391            4,051,899            8,193,662
Changes From Operations:
 - Net investment income (loss)                             14,703               20,474               41,401              383,843
 - Net realized gain (loss) on
    investments                                             61,807               32,067              164,032              228,592
 - Net change in unrealized appreciation or
    depreciation on investments                              1,707               41,131               47,452              240,315
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                  78,217               93,672              252,885              852,750
Change From Unit Transactions:
 - Contract purchases                                      131,201              201,410              318,598              801,183
 - Contract withdrawals                                   (279,380)            (170,053)            (864,779)          (1,203,706)
 - Contract transfers                                       37,802              271,283             (137,695)           4,770,753
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                         (110,377)             302,640             (683,876)           4,368,230
                                                ------------------   ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (32,160)             396,312             (430,991)           5,220,980
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $          914,757   $        1,710,703   $        3,620,908   $       13,414,642
                                                ==================   ==================   ==================   ==================

See accompanying notes.

                                                                           LVIP
                                                       LVIP              PROTECTED              LVIP
                                                     PROTECTED            PROFILE               SSGA
                                                  PROFILE GROWTH          MODERATE            BOND INDEX
                                                  STANDARD CLASS       STANDARD CLASS       STANDARD CLASS
                                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $       40,960,389   $       42,797,887   $        2,894,922
Changes From Operations:
 - Net investment income (loss)                            649,521              553,768               93,993
 - Net realized gain (loss) on
    investments                                            205,385            1,382,089               34,368
 - Net change in unrealized appreciation or
    depreciation on investments                         (1,076,785)          (1,554,756)              89,573
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                (221,879)             381,101              217,934
Change From Unit Transactions:
 - Contract purchases                                    8,219,184            5,059,620              521,607
 - Contract withdrawals                                 (5,151,090)          (7,621,967)            (275,426)
 - Contract transfers                                      925,256            3,169,802              429,222
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                        3,993,350              607,455              675,403
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  3,771,471              988,556              893,337
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                         44,731,860           43,786,443            3,788,259
Changes From Operations:
 - Net investment income (loss)                          1,042,152            1,363,214               88,426
 - Net realized gain (loss) on
    investments                                            251,216              505,728               47,832
 - Net change in unrealized appreciation or
    depreciation on investments                          2,674,028            2,214,311                  838
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                               3,967,396            4,083,253              137,096
Change From Unit Transactions:
 - Contract purchases                                    8,439,457            5,601,536              643,866
 - Contract withdrawals                                 (5,350,289)          (4,433,939)            (487,565)
 - Contract transfers                                    2,112,515            2,048,441              543,173
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                        5,201,683            3,216,038              699,474
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  9,169,079            7,299,291              836,570
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $       53,900,939   $       51,085,734   $        4,624,829
                                                ==================   ==================   ==================

                                                      LVIP                 LVIP
                                                      SSGA                 SSGA                LVIP
                                                  CONSERVATIVE         CONSERVATIVE            SSGA
                                                      INDEX             STRUCTURED           DEVELOPED
                                                   ALLOCATION           ALLOCATION        INTERNATIONAL 150
                                                  STANDARD CLASS       STANDARD CLASS      STANDARD CLASS
                                                    SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $               --   $           46,961   $          635,124
Changes From Operations:
 - Net investment income (loss)                                233                  521               13,415
 - Net realized gain (loss) on
    investments                                                (50)               5,956               16,163
 - Net change in unrealized appreciation or
    depreciation on investments                              1,055               (3,165)            (111,844)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                   1,238                3,312              (82,266)
Change From Unit Transactions:
 - Contract purchases                                       52,560              156,331              121,110
 - Contract withdrawals                                    (16,280)             (42,481)             (58,402)
 - Contract transfers                                       49,040               93,497                6,824
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                           85,320              207,347               69,532
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     86,558              210,659              (12,734)
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                             86,558              257,620              622,390
Changes From Operations:
 - Net investment income (loss)                             20,151               15,910               16,638
 - Net realized gain (loss) on
    investments                                              3,316                8,527               (5,442)
 - Net change in unrealized appreciation or
    depreciation on investments                               (157)               8,014               86,523
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                  23,310               32,451               97,719
Change From Unit Transactions:
 - Contract purchases                                    1,048,920              107,646              135,830
 - Contract withdrawals                                   (127,377)             (88,429)             (70,370)
 - Contract transfers                                      197,573              123,531               37,080
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                        1,119,116              142,748              102,540
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,142,426              175,199              200,259
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $        1,228,984   $          432,819   $          822,649
                                                ==================   ==================   ==================

                                                                          LVIP
                                                      LVIP                SSGA                  LVIP
                                                      SSGA            GLOBAL TACTICAL           SSGA
                                                    EMERGING            ALLOCATION          INTERNATIONAL
                                                    MARKETS 100            RPM                  INDEX
                                                  STANDARD CLASS      STANDARD CLASS       STANDARD CLASS
                                                    SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $        9,953,782   $        7,683,337   $        1,010,078
Changes From Operations:
 - Net investment income (loss)                            181,678               69,033               12,214
 - Net realized gain (loss) on
    investments                                          1,058,465               12,575               12,968
 - Net change in unrealized appreciation or
    depreciation on investments                         (2,710,564)            (117,711)            (194,762)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                              (1,470,421)             (36,103)            (169,580)
Change From Unit Transactions:
 - Contract purchases                                    1,338,123            1,317,514              264,811
 - Contract withdrawals                                   (651,737)            (717,747)            (131,187)
 - Contract transfers                                     (971,659)             147,142              232,618
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                         (285,273)             746,909              366,242
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,755,694)             710,806              196,662
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          8,198,088            8,394,143            1,206,740
Changes From Operations:
 - Net investment income (loss)                            180,970              277,598               25,439
 - Net realized gain (loss) on
    investments                                            431,309               13,991                  210
 - Net change in unrealized appreciation or
    depreciation on investments                            355,545              603,272              222,070
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 967,824              894,861              247,719
Change From Unit Transactions:
 - Contract purchases                                    1,075,082            1,451,614              254,406
 - Contract withdrawals                                   (725,281)            (824,140)            (157,552)
 - Contract transfers                                     (631,884)             (81,310)             240,767
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                         (282,083)             546,164              337,621
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    685,741            1,441,025              585,340
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $        8,883,829   $        9,835,168   $        1,792,080
                                                ==================   ==================   ==================

                                                                                                LVIP                 LVIP
                                                                           LVIP                 SSGA                 SSGA
                                                       LVIP                SSGA               MODERATE            MODERATELY
                                                       SSGA            MODERATE INDEX         STRUCTURED           AGGRESSIVE
                                                   LARGE CAP 100         ALLOCATION           ALLOCATION        INDEX ALLOCATION
                                                  STANDARD CLASS       STANDARD CLASS       STANDARD CLASS       STANDARD CLASS
                                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $          890,872   $            5,774   $          107,625   $          176,918
Changes From Operations:
 - Net investment income (loss)                             12,669                1,075               (1,636)                (920)
 - Net realized gain (loss) on
    investments                                             37,642                  371                 (137)                (277)
 - Net change in unrealized appreciation or
    depreciation on investments                            (28,025)              11,428              (29,340)             (13,967)
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                  22,286               12,874              (31,113)             (15,164)
Change From Unit Transactions:
 - Contract purchases                                      198,239              388,732              373,183              234,499
 - Contract withdrawals                                   (101,045)             (61,758)            (118,126)            (140,463)
 - Contract transfers                                      123,454              246,798            1,070,859              946,857
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          220,648              573,772            1,325,916            1,040,893
                                                ------------------   ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    242,934              586,646            1,294,803            1,025,729
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          1,133,806              592,420            1,402,428            1,202,647
Changes From Operations:
 - Net investment income (loss)                             19,181               28,141               87,236               34,998
 - Net realized gain (loss) on
    investments                                             41,017               18,667               14,423               18,276
 - Net change in unrealized appreciation or
    depreciation on investments                             87,081               66,494               96,600              120,744
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 147,279              113,302              198,259              174,018
Change From Unit Transactions:
 - Contract purchases                                      221,067              984,548            1,115,812              614,385
 - Contract withdrawals                                   (147,775)            (404,809)            (379,275)            (274,106)
 - Contract transfers                                      389,424              538,055            1,088,963              251,054
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          462,716            1,117,794            1,825,500              591,333
                                                ------------------   ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    609,995            1,231,096            2,023,759              765,351
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $        1,743,801   $        1,823,516   $        3,426,187   $        1,967,998
                                                ==================   ==================   ==================   ==================

See accompanying notes.

                                                      LVIP
                                                      SSGA
                                                   MODERATELY
                                                   AGGRESSIVE               LVIP                LVIP
                                                   STRUCTURED               SSGA                SSGA
                                                   ALLOCATION           S&P 500 INDEX      SMALL-CAP INDEX
                                                 STANDARD CLASS        STANDARD CLASS       STANDARD CLASS
                                                   SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $           46,552   $        8,292,765   $        2,740,961
Changes From Operations:
 - Net investment income (loss)                               (698)              44,287               (4,128)
 - Net realized gain (loss) on
    investments                                             (6,659)             235,237               64,515
 - Net change in unrealized appreciation or
    depreciation on investments                            (19,231)            (210,588)            (208,964)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 (26,588)              68,936             (148,577)
Change From Unit Transactions:
 - Contract purchases                                      791,672            2,165,068              435,851
 - Contract withdrawals                                   (145,241)          (1,080,503)            (222,202)
 - Contract transfers                                      740,775              598,180              302,883
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                        1,387,206            1,682,745              516,532
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,360,618            1,751,681              367,955
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          1,407,170           10,044,446            3,108,916
Changes From Operations:
 - Net investment income (loss)                            105,145               86,324                7,230
 - Net realized gain (loss) on
    investments                                             11,833              591,547               84,511
 - Net change in unrealized appreciation or
    depreciation on investments                            112,022            1,085,810              386,639
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 229,000            1,763,681              478,380
Change From Unit Transactions:
 - Contract purchases                                    1,390,968            3,708,664              484,416
 - Contract withdrawals                                   (423,062)          (1,734,564)            (349,100)
 - Contract transfers                                      616,998            2,306,704               39,353
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                        1,584,904            4,280,804              174,669
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,813,904            6,044,485              653,049
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $        3,221,074   $       16,088,931   $        3,761,965
                                                ==================   ==================   ==================

                                                                                               LVIP
                                                      LVIP                                 T. ROWE PRICE
                                                      SSGA                 LVIP              STRUCTURED
                                                    SMALL-MID          T. ROWE PRICE           MID-CAP
                                                     CAP 200           GROWTH STOCK            GROWTH
                                                  STANDARD CLASS       STANDARD CLASS       STANDARD CLASS
                                                    SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $        1,322,263   $        1,674,243   $        2,343,261
Changes From Operations:
 - Net investment income (loss)                             15,056              (10,902)             (13,301)
 - Net realized gain (loss) on
    investments                                             68,529               43,475              168,515
 - Net change in unrealized appreciation or
    depreciation on investments                           (110,188)             (98,048)            (236,965)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 (26,603)             (65,475)             (81,751)
Change From Unit Transactions:
 - Contract purchases                                      172,968              369,248              384,683
 - Contract withdrawals                                    (96,525)            (207,856)            (362,419)
 - Contract transfers                                       13,027              415,727             (236,474)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                           89,470              577,119             (214,210)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     62,867              511,644             (295,961)
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          1,385,130            2,185,887            2,047,300
Changes From Operations:
 - Net investment income (loss)                             35,523              (15,576)             (14,100)
 - Net realized gain (loss) on
    investments                                            167,705              103,194              184,543
 - Net change in unrealized appreciation or
    depreciation on investments                             12,876              336,925              179,742
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 216,104              424,543              350,185
Change From Unit Transactions:
 - Contract purchases                                      185,572              623,352              570,408
 - Contract withdrawals                                   (124,557)            (334,585)            (380,843)
 - Contract transfers                                      146,490            1,436,584              410,408
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          207,505            1,725,351              599,973
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    423,609            2,149,894              950,158
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $        1,808,739   $        4,335,781   $        2,997,458
                                                ==================   ==================   ==================

                                                                          LVIP                 LVIP
                                                     LVIP                 UBS                VANGUARD
                                                   TEMPLETON           LARGE CAP             DOMESTIC
                                                  GROWTH RPM           GROWTH RPM           EQUITY ETF
                                                 STANDARD CLASS       STANDARD CLASS       STANDARD CLASS
                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $        1,137,791   $        6,220,660   $               --
Changes From Operations:
 - Net investment income (loss)                             42,153              (17,334)                  43
 - Net realized gain (loss) on
    investments                                              8,276               79,061                 (149)
 - Net change in unrealized appreciation or
    depreciation on investments                           (204,613)            (455,958)                 887
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                (154,184)            (394,231)                 781
Change From Unit Transactions:
 - Contract purchases                                      436,841            1,744,197               28,395
 - Contract withdrawals                                   (242,739)            (815,015)              (3,396)
 - Contract transfers                                    1,237,248               54,901               98,904
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                        1,431,350              984,083              123,903
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,277,166              589,852              124,684
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          2,414,957            6,810,512              124,684
Changes From Operations:
 - Net investment income (loss)                             38,756              (34,380)              10,557
 - Net realized gain (loss) on
    investments                                             44,000              245,064               10,381
 - Net change in unrealized appreciation or
    depreciation on investments                            451,497              958,242               28,243
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 534,253            1,168,926               49,181
Change From Unit Transactions:
 - Contract purchases                                      379,139            1,362,534              144,115
 - Contract withdrawals                                   (317,503)          (1,272,957)            (116,788)
 - Contract transfers                                     (265,627)            (403,009)             875,166
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                         (203,991)            (313,432)             902,493
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    330,262              855,494              951,674
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $        2,745,219   $        7,666,006   $        1,076,358
                                                ==================   ==================   ==================

                                                       LVIP
                                                     VANGUARD
                                                   INTERNATIONAL        M BUSINESS
                                                    EQUITY ETF          OPPORTUNITY            M CAPITAL        M INTERNATIONAL
                                                  STANDARD CLASS           VALUE             APPRECIATION            EQUITY
                                                    SUBACCOUNT          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $               --   $        1,485,770   $        1,052,242   $        2,013,710
Changes From Operations:
 - Net investment income (loss)                               (720)              (2,400)              (5,937)              52,731
 - Net realized gain (loss) on
    investments                                               (602)               3,355              146,531              (58,844)
 - Net change in unrealized appreciation or
    depreciation on investments                            (57,023)             (69,182)            (221,676)            (245,179)
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 (58,345)             (68,227)             (81,082)            (251,292)
Change From Unit Transactions:
 - Contract purchases                                       49,884              220,093              155,695              258,183
 - Contract withdrawals                                     (8,298)            (104,162)             (68,783)            (118,831)
 - Contract transfers                                      447,157              (47,560)              11,965              (75,934)
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          488,743               68,371               98,877               63,418
                                                ------------------   ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    430,398                  144               17,795             (187,874)
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                            430,398            1,485,914            1,070,037            1,825,836
Changes From Operations:
 - Net investment income (loss)                             26,162                3,702               (2,553)              28,832
 - Net realized gain (loss) on
    investments                                            (10,586)              15,767               83,398             (130,571)
 - Net change in unrealized appreciation or
    depreciation on investments                             82,099              206,571               90,485              442,545
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                  97,675              226,040              171,330              340,806
Change From Unit Transactions:
 - Contract purchases                                      185,410              229,999              145,022              252,334
 - Contract withdrawals                                    (59,945)            (139,272)            (103,285)            (152,405)
 - Contract transfers                                      170,960             (131,598)            (117,825)            (274,109)
                                                ------------------   ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          296,425              (40,871)             (76,088)            (174,180)
                                                ------------------   ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    394,100              185,169               95,242              166,626
                                                ------------------   ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $          824,498   $        1,671,083   $        1,165,279   $        1,992,462
                                                ==================   ==================   ==================   ==================

See accompanying notes.

                                                                          MFS VIT              MFS VIT
                                                   M LARGE CAP          CORE EQUITY            GROWTH
                                                      GROWTH           INITIAL CLASS        INITIAL CLASS
                                                    SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $        1,734,733   $          796,038   $       10,754,246
Changes From Operations:
 - Net investment income (loss)                             (9,542)               1,118              (36,277)
 - Net realized gain (loss) on
    investments                                             34,714               34,606              514,299
 - Net change in unrealized appreciation or
    depreciation on investments                            (44,879)             (45,412)            (568,635)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 (19,707)              (9,688)             (90,613)
Change From Unit Transactions:
 - Contract purchases                                      220,094               70,652            1,039,436
 - Contract withdrawals                                   (108,785)            (135,973)          (1,551,790)
 - Contract transfers                                     (168,433)             202,891             (165,084)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          (57,124)             137,570             (677,438)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (76,831)             127,882             (768,051)
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                          1,657,902              923,920            9,986,195
Changes From Operations:
 - Net investment income (loss)                            (10,006)                 338              (53,526)
 - Net realized gain (loss) on
    investments                                             72,892              102,717              554,399
 - Net change in unrealized appreciation or
    depreciation on investments                            245,370               28,415            1,144,900
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 308,256              131,470            1,645,773
Change From Unit Transactions:
 - Contract purchases                                      269,559               32,181              974,828
 - Contract withdrawals                                   (150,539)             (49,123)          (2,064,286)
 - Contract transfers                                       70,428             (295,822)             544,128
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                          189,448             (312,764)            (545,330)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    497,704             (181,294)           1,100,443
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $        2,155,606   $          742,626   $       11,086,638
                                                ==================   ==================   ==================

                                                                                               NB AMT
                                                     MFS VIT              MFS VIT             LARGE CAP
                                                  TOTAL RETURN           UTILITIES             VALUE I
                                                  INITIAL CLASS        INITIAL CLASS            CLASS
                                                   SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $       25,530,082   $       23,150,710   $        2,045,525
Changes From Operations:
 - Net investment income (loss)                            493,261              605,890              (10,427)
 - Net realized gain (loss) on
    investments                                             71,195              924,952             (157,210)
 - Net change in unrealized appreciation or
    depreciation on investments                           (320,542)            (159,796)             (45,343)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 243,914            1,371,046             (212,980)
Change From Unit Transactions:
 - Contract purchases                                    2,044,816            1,947,611              163,588
 - Contract withdrawals                                 (2,504,529)          (2,954,774)            (187,590)
 - Contract transfers                                   (1,522,535)             129,722             (162,298)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                       (1,982,248)            (877,441)            (186,300)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,738,334)             493,605             (399,280)
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                         23,791,748           23,644,315            1,646,245
Changes From Operations:
 - Net investment income (loss)                            543,988            1,463,290               (1,852)
 - Net realized gain (loss) on
    investments                                            252,566              852,105              (13,374)
 - Net change in unrealized appreciation or
    depreciation on investments                          1,687,646              588,805              245,410
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                               2,484,200            2,904,200              230,184
Change From Unit Transactions:
 - Contract purchases                                    1,990,972            2,091,040              109,881
 - Contract withdrawals                                 (2,643,922)          (2,869,806)            (203,264)
 - Contract transfers                                     (449,662)          (1,356,754)            (355,329)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                       (1,102,612)          (2,135,520)            (448,712)
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,381,588              768,680             (218,528)
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $       25,173,336   $       24,412,995   $        1,427,717
                                                ==================   ==================   ==================

                                                                                              PIMCO VIT
                                                                          NB AMT              COMMODITY-
                                                     NB AMT              MID CAP              REALRETURN
                                                     MID CAP            INTRINSIC              STRATEGY
                                                    GROWTH I             VALUE I            ADMINISTRATIVE
                                                      CLASS               CLASS                 CLASS
                                                    SUBACCOUNT          SUBACCOUNT            SUBACCOUNT
                                                ------------------   ------------------   ------------------
NET ASSETS AT JANUARY 1, 2011                   $       16,681,877   $        5,816,330   $        3,807,483
Changes From Operations:
 - Net investment income (loss)                           (112,710)              (1,247)             866,209
 - Net realized gain (loss) on
    investments                                          1,236,863              166,692               (5,928)
 - Net change in unrealized appreciation or
    depreciation on investments                         (1,148,595)            (563,053)          (1,489,342)
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 (24,442)            (397,608)            (629,061)
Change From Unit Transactions:
 - Contract purchases                                    1,060,106              351,413            1,473,408
 - Contract withdrawals                                 (1,809,808)            (611,917)            (506,238)
 - Contract transfers                                       40,168              205,173            2,652,774
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                         (709,534)             (55,331)           3,619,944
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (733,976)            (452,939)           2,990,883
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2011                         15,947,901            5,363,391            6,798,366
Changes From Operations:
 - Net investment income (loss)                           (104,480)              (1,551)             176,490
 - Net realized gain (loss) on
    investments                                          1,263,815            1,556,662              (17,629)
 - Net change in unrealized appreciation or
    depreciation on investments                            695,107             (804,312)             187,220
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                               1,854,442              750,799              346,081
Change From Unit Transactions:
 - Contract purchases                                    1,008,473              308,131            1,155,891
 - Contract withdrawals                                 (1,702,094)            (764,907)            (562,444)
 - Contract transfers                                     (562,624)            (336,974)             384,739
                                                ------------------   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                       (1,256,245)            (793,750)             978,186
                                                ------------------   ------------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    598,197              (42,951)           1,324,267
                                                ------------------   ------------------   ------------------
NET ASSETS AT DECEMBER 31, 2012                 $       16,546,098   $        5,320,440   $        8,122,633
                                                ==================   ==================   ==================

                                                           PUTNAM VT        PUTNAM VT
                                                             GLOBAL          GROWTH &
                                                          HEALTH CARE         INCOME
                                                            CLASS IB         CLASS IB
                                                           SUBACCOUNT       SUBACCOUNT
                                                         --------------   --------------
NET ASSETS AT JANUARY 1, 2011                            $    1,872,702   $    1,149,210
Changes From Operations:
 - Net investment income (loss)                                   3,975            5,190
 - Net realized gain (loss) on investments                       88,922          (20,888)
 - Net change in unrealized appreciation or
    depreciation on investments                                (125,922)         (47,625)
                                                         --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                      (33,025)         (63,323)
Change From Unit Transactions:
 - Contract purchases                                            80,484           70,891
 - Contract withdrawals                                        (276,243)         (68,049)
 - Contract transfers                                            72,717           33,498
                                                         --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                              (123,042)          36,340
                                                         --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (156,067)         (26,983)
                                                         --------------   --------------
NET ASSETS AT DECEMBER 31, 2011                               1,716,635        1,122,227
Changes From Operations:
 - Net investment income (loss)                                  13,142           12,375
 - Net realized gain (loss) on investments                      184,708          (27,526)
 - Net change in unrealized appreciation or
    depreciation on investments                                 148,502          217,798
                                                         --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                      346,352          202,647
Change From Unit Transactions:
 - Contract purchases                                            63,906           82,383
 - Contract withdrawals                                        (372,555)        (134,466)
 - Contract transfers                                             2,831            9,656
                                                         --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM UNIT TRANSACTIONS                              (305,818)         (42,427)
                                                         --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          40,534          160,220
                                                         --------------   --------------
NET ASSETS AT DECEMBER 31, 2012                          $    1,757,169   $    1,282,447
                                                         ==============   ==============


See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2012

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of seventeen products as follows:

  - VUL-I
  - Lincoln VUL(CV)
  - Lincoln VUL(CV)-II
  - Lincoln VUL(CV)-III
  - Lincoln VUL(CV)-IV
  - Lincoln VUL(DB)
  - Lincoln VUL(DB)-II
  - Lincoln VUL(DB)-IV
  - MoneyGuard VUL
  - Lincoln VUL(ONE)
  - Lincoln Momentum VUL(ONE)
  - Lincoln VUL(ONE) 2005
  - Lincoln Momentum VUL(ONE) 2005
  - Lincoln VUL(ONE) 2007
  - Lincoln Momentum VUL(ONE) 2007
  - Lincoln AssetEdge VUL
  - Lincoln VUL(ONE) 2012

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred eighteen mutual funds (the Funds) of seventeen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
  ABVPSF Global Thematic Growth Class A Portfolio
  ABVPSF Growth and Income Class A Portfolio
  ABVPSF International Value Class A Portfolio
  ABVPSF Large Cap Growth Class A Portfolio
  ABVPSF Small/Mid Cap Value Class A Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
  American Century VP Inflation Protection Class I Portfolio American Funds Insurance Series (American Funds):
  American Funds Global Growth Class 2 Fund
  American Funds Global Small Capitalization Class 2 Fund
  American Funds Growth Class 2 Fund
  American Funds Growth-Income Class 2 Fund
  American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
  BlackRock Global Allocation V.I. Class I Fund
Delaware VIP Trust (Delaware VIP):
  Delaware VIP Diversified Income Standard Class Series
  Delaware VIP Emerging Markets Standard Class Series
  Delaware VIP High Yield Standard Class Series
  Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP REIT Standard Class Series
  Delaware VIP Small Cap Value Standard Class Series
  Delaware VIP Smid Cap Growth Standard Class Series
  Delaware VIP U.S. Growth Standard Class Series
  Delaware VIP Value Standard Class Series
DWS Variable Series II (DWS):
  DWS Alternative Asset Allocation VIP Class A Portfolio
DWS Investments VIT Funds (DWS)
  DWS Equity 500 Index VIP Class A Portfolio
  DWS Small Cap Index VIP Class A Portfolio
Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Asset Manager Initial Class Portfolio
  Fidelity VIP Contrafund Service Class Portfolio
  Fidelity VIP Equity-Income Initial Class Portfolio
  Fidelity VIP Equity-Income Service Class Portfolio
  Fidelity VIP Growth Service Class Portfolio
  Fidelity VIP Growth Opportunities Service Class Portfolio
  Fidelity VIP High Income Service Class Portfolio
  Fidelity VIP Investment Grade Bond Initial Class Portfolio Fidelity VIP Mid Cap Service Class Portfolio
  Fidelity VIP Overseas Service Class Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
  FTVIPT Franklin Income Securities Class 1 Fund
  FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund FTVIPT Mutual Shares Securities Class 1 Fund
  FTVIPT Templeton Foreign Securities Class 1 Fund
  FTVIPT Templeton Foreign Securities Class 2 Fund
  FTVIPT Templeton Global Bond Securities Class 1 Fund
  FTVIPT Templeton Growth Securities Class 1 Fund
  FTVIPT Templeton Growth Securities Class 2 Fund

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):
  Invesco V.I. Core Equity Series I Fund
  Invesco V.I. Diversified Income Series I Fund
  Invesco V.I. International Growth Series I Fund
  Invesco Van Kampen V.I. American Franchise Series I Fund
Janus Aspen Series:
  Janus Aspen Series Balanced Institutional Class Portfolio
  Janus Aspen Series Balanced Service Class Portfolio
  Janus Aspen Series Enterprise Service Class Portfolio
  Janus Aspen Series Global Technology Service Class Portfolio
  Janus Aspen Series Worldwide Institutional Class Portfolio
  Janus Aspen Series Worldwide Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
  LVIP Baron Growth Opportunities Standard Class Fund
  LVIP Baron Growth Opportunities Service Class Fund
  LVIP BlackRock Equity Dividend RPM Standard Class Fund
  LVIP BlackRock Inflation Protected Bond Standard Class Fund
  LVIP Capital Growth Standard Class Fund
  LVIP Clarion Global Real Estate Standard Class Fund
  LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
  LVIP Delaware Bond Standard Class Fund
  LVIP Delaware Diversified Floating Rate Standard Class Fund
  LVIP Delaware Foundation Aggressive Allocation Standard Class Fund
  LVIP Delaware Growth and Income Standard Class Fund
  LVIP Delaware Social Awareness Standard Class Fund
  LVIP Delaware Special Opportunities Standard Class Fund
  LVIP Dimensional Non-U.S. Equity Standard Class Fund
  LVIP Dimensional U.S. Equity Standard Class Fund
  LVIP Dimensional/Vanguard Total Bond Standard Class Fund
  LVIP Global Income Standard Class Fund
  LVIP JPMorgan High Yield Standard Class Fund
  LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
  LVIP MFS International Growth Standard Class Fund
  LVIP MFS Value Standard Class Fund
  LVIP Mid-Cap Value Standard Class Fund
  LVIP Mondrian International Value Standard Class Fund
  LVIP Money Market Standard Class Fund
  LVIP Protected Profile 2010 Standard Class Fund
  LVIP Protected Profile 2020 Standard Class Fund
  LVIP Protected Profile 2030 Standard Class Fund
  LVIP Protected Profile 2040 Standard Class Fund
  LVIP Protected Profile Conservative Standard Class Fund
  LVIP Protected Profile Growth Standard Class Fund
  LVIP Protected Profile Moderate Standard Class Fund
  LVIP SSgA Bond Index Standard Class Fund
  LVIP SSgA Conservative Index Allocation Standard Class Fund
  LVIP SSgA Conservative Structured Allocation Standard Class Fund
  LVIP SSgA Developed International 150 Standard Class Fund
  LVIP SSgA Emerging Markets 100 Standard Class Fund
  LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
  LVIP SSgA International Index Standard Class Fund
  LVIP SSgA Large Cap 100 Standard Class Fund
  LVIP SSgA Moderate Index Allocation Standard Class Fund
  LVIP SSgA Moderate Structured Allocation Standard Class Fund
  LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
  LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
  LVIP SSgA Small-Cap Index Standard Class Fund
  LVIP SSgA Small-Mid Cap 200 Standard Class Fund
  LVIP T. Rowe Price Growth Stock Standard Class Fund
  LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
  LVIP Templeton Growth RPM Standard Class Fund
  LVIP UBS Large Cap Growth RPM Standard Class Fund
  LVIP Vanguard Domestic Equity ETF Standard Class Fund
  LVIP Vanguard International Equity ETF Standard Class Fund
M Fund, Inc. (M):
  M Business Opportunity Value Fund
  M Capital Appreciation Fund
  M International Equity Fund
  M Large Cap Growth Fund
MFS Variable Insurance Trust (MFS VIT):
  MFS VIT Core Equity Initial Class Series
  MFS VIT Growth Initial Class Series
  MFS VIT Total Return Initial Class Series
  MFS VIT Utilities Initial Class Series

Neuberger Berman Advisers Management Trust (NB AMT):
  NB AMT Large Cap Value I Class Portfolio
  NB AMT Mid Cap Growth I Class Portfolio
  NB AMT Mid Cap Intrinsic Value I Class Portfolio
PIMCO Variable Insurance Trust (PIMCO VIT):
  PIMCO VIT Commodity Real Return Strategy Administrative Class Fund Putnam Variable Trust (Putnam VT):
  Putnam VT Global Health Care Class IB Fund
  Putnam VT Growth & Income Class IB Fund

* Denotes an affiliate of the Company

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2012. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets
Level 2 - inputs to the valuation methodology are observable, directly or indirectly
Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2011, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011.

LVIP Dimensional Non-U.S. Equity Standard Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund
LVIP Dimensional/Vanguard Total Bond Standard Class Fund
LVIP Vanguard Domestic Equity ETF Standard Class Fund
LVIP Vanguard International Equity ETF Standard Class Fund

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                                   NEW FUND NAME
----------------------------------------------------------------     -------------------------------------------------------
LVIP Wilshire 2010 Profile Standard Class Fund                       LVIP Protected Profile 2010 Standard Class Fund
LVIP Wilshire 2020 Profile Standard Class Fund                       LVIP Protected Profile 2020 Standard Class Fund
LVIP Wilshire 2030 Profile Standard Class Fund                       LVIP Protected Profile 2030 Standard Class Fund
LVIP Wilshire 2040 Profile Standard Class Fund                       LVIP Protected Profile 2040 Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund               LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund      LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund                   LVIP Protected Profile Moderate Standard Class Fund

In the accompanying 2011 Statements of Changes in Net Assets, certain 2011 contract purchases and contract withdrawals have been reclassified to contract transfers. The total net increase/(decrease) in net assets resulting from unit transactions has not changed.

During 2012, the Invesco Van Kampen V.I. American Franchise Series I Fund became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2012, the 2012 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012.

During 2012, the Invesco V.I. Capital Appreciation Series I Fund ceased to be available as an investment option to Variable Account Contract owners.

Also during 2012, the following funds changed their names:

PREVIOUS FUND NAME                                                   NEW FUND NAME
----------------------------------------------------------------     -------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio          DWS Alternative Asset Allocation VIP Class A Portfolio
LVIP Wells Fargo Intrinsic Value Standard Class Fund                 LVIP BlackRock Equity Dividend RPM Standard Class Fund
LVIP Cohen & Steers Real Estate Standard Class Fund                  LVIP Clarion Global Real Estate Standard Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund                       LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
LVIP Columbia Value Opportunities Standard Class Fund                LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund             LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
LVIP Templeton Growth Standard Class Fund                            LVIP Templeton Growth RPM Standard Class Fund
LVIP Janus Capital Appreciation Standard Class Fund                  LVIP UBS Large Cap Growth RPM Standard Class Fund
NB AMT Partners I Class Portfolio                                    NB AMT Large Cap Value I Class Portfolio
NB AMT Regency I Class Portfolio                                     NB AMT Mid Cap Intrinsic Value I Class Portfolio

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the seventeen policy types within the Variable Account:

- VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.
- Lincoln VUL(CV) - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
- Lincoln VUL(CV)-II - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
- Lincoln VUL(CV)-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
- Lincoln VUL(CV)-IV - annual rate of .60% for policy years one through ten and .20% thereafter.
- Lincoln VUL(DB) - annual rate of .90% for policy years one through nineteen and .20% thereafter.
- Lincoln VUL(DB)-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.
- Lincoln VUL(DB)-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.
- MoneyGuard VUL - annual rate of 1.00%.
- Lincoln VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln Momentum VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln Momentum VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln VUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

- Lincoln Momentum VUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.
- Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter for policies issued before 10/19/09. For policies issued on or after 10/19/09 an annual rate of .15% is charged for policy years one through fifteen and 0.00% thereafter.
- Lincoln VUL(ONE) 2012 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2012 and 2011, amounted to $12,408,984 and $9,375,917, respectively.

The Company charges a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. Administrative fees for the years ended December 31, 2012 and 2011, totaled $22,519,912 and $18,450,940, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2012 and 2011, amounted to $71,308,318 and $68,501,653, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. No such fees were deducted for the years ended December 31, 2012 and 2011

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln VUL(ONE) 2007, Lincoln Momentum VUL(ONE) 2007, Lincoln VUL(ONE) 2012 and Lincoln AssetEdge VUL. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. Full surrender charges and partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2012 and 2011, were $6,761,030 and $9,305,226, respectively.

3.  FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2012, follows:

                               MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)   RATE(2)   VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
---------- ----  ------------  -------   -------   --------  --------  -----------  ------------  ---------   ---------  ----------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
           2012                   0.10%     0.90%  $   8.92  $  16.86      243,404  $  2,672,428      12.50%      13.40%       0.00%
           2011                   0.10%     0.90%      7.87     14.90      234,963     2,300,280     -23.92%     -23.30%       0.58%
           2010                   0.10%     1.00%     10.26     19.48      234,459     3,052,855      17.76%      18.82%       2.05%
           2009                   0.10%     1.00%      8.64     11.92      236,617     2,627,618      51.96%      53.32%       0.00%
           2008                   0.10%     1.00%      5.89      7.81      178,720     1,317,841     -47.89%     -47.63%       0.00%

ABVPSF GROWTH AND INCOME CLASS A

           2012                   0.10%     0.90%      9.57     18.96    1,016,686    14,187,174      16.47%      17.41%       1.60%
           2011                   0.10%     0.90%      8.19     16.19    1,026,054    12,380,940       5.36%       6.21%       1.34%
           2010                   0.10%     0.90%      7.75     15.28    1,140,739    13,017,236      12.08%      12.98%       0.00%
           2009                   0.10%     0.90%      6.90     10.91    1,195,332    12,137,182      19.74%      20.70%       4.22%
           2008                   0.10%     1.00%      5.74      9.35    1,200,004    10,253,479     -41.20%     -40.90%       2.08%

                               MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)   RATE(2)   VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
---------- ----  ------------  -------   -------   --------  --------  -----------  ------------  ---------   ---------  ----------
ABVPSF INTERNATIONAL VALUE CLASS A

           2012                   0.10%     0.90%  $   5.79  $  10.68    1,009,534  $  7,728,674      13.51%      14.42%       1.73%
           2011                   0.10%     0.90%      5.08      9.04      979,217     6,518,644     -19.98%     -19.33%       4.43%
           2010                   0.10%     0.90%      6.33      8.17      825,290     6,595,175       3.66%       4.49%       3.34%
           2009                   0.10%     0.90%      6.09      7.85      732,075     5,538,660      33.47%      34.55%       1.46%
           2008                   0.10%     0.90%      4.55      5.86      647,410     3,684,627     -53.60%     -53.42%       1.11%

ABVPSF LARGE CAP  GROWTH CLASS A

           2012                   0.35%     0.90%     12.54     17.59      160,262     2,131,680      15.35%      15.99%       0.29%
           2011                   0.35%     0.90%     10.87     15.17      173,100     2,053,391      -3.91%      -3.38%       0.33%
           2010                   0.35%     0.90%     11.32     15.70      164,906     1,977,536       9.11%       9.71%       0.49%
           2009                   0.35%     0.90%     10.37     11.90      180,665     1,982,398      36.28%      36.83%       0.15%
           2008                   0.50%     0.90%      7.61      8.69      187,635     1,504,118     -40.20%     -39.96%       0.00%

ABVPSF SMALL/MID CAP VALUE CLASS A
           2012                   0.10%     1.00%     10.90     26.56      905,814    14,669,602      17.57%      18.63%       0.54%
           2011                   0.10%     1.00%      9.24     22.59      870,007    12,959,336      -9.30%      -8.48%       0.48%
           2010                   0.10%     1.00%     10.14     24.91      810,595    14,189,395      25.65%      26.78%       0.42%
           2009                   0.10%     1.00%      8.04     19.82      821,046    11,513,033      41.43%      42.72%       1.10%
           2008                   0.10%     1.00%      5.66     14.02      864,468     8,724,818     -36.22%     -35.90%       0.73%

AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
           2012                   0.10%     0.90%     12.23     16.19    1,171,213    17,270,393       6.58%       7.44%       2.66%
           2011                   0.10%     0.90%     11.65     15.13    1,195,353    16,718,711      11.09%      11.98%       4.28%
           2010                   0.10%     0.90%     10.87     13.56    1,119,704    14,246,073       4.42%       5.26%       1.88%
           2009                   0.10%     0.90%     10.50     12.94    1,261,552    15,247,730       9.46%      10.34%       2.17%
           2008                   0.10%     0.90%     10.55     11.77      722,975     8,175,893      -2.16%      -1.77%       5.01%

AMERICAN FUNDS GLOBAL GROWTH CLASS 2
           2012                   0.10%     0.90%     11.05     19.21    1,296,975    20,437,071      21.46%      22.44%       0.93%
           2011                   0.10%     0.90%      9.02     15.76    1,289,425    16,952,051      -9.70%      -8.98%       1.35%
           2010                   0.10%     0.90%      9.91     17.38    1,174,472    17,345,557      10.74%      11.63%       1.56%
           2009                   0.10%     0.90%      8.88     15.63    1,038,575    14,155,195      41.03%      42.16%       1.48%
           2008                   0.10%     0.90%      6.40     11.04      957,738     9,683,013     -38.94%     -38.70%       2.00%

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
           2012                   0.10%     1.00%      8.88     27.89    1,645,001    25,368,384      17.00%      18.06%       1.35%
           2011                   0.10%     1.00%      7.56     23.84    1,553,726    22,276,369     -19.96%     -19.22%       1.33%
           2010                   0.10%     1.00%      9.40     29.79    1,517,624    28,621,606      21.17%      22.29%       1.72%
           2009                   0.10%     1.00%      7.73     24.58    1,533,469    23,851,732      59.64%      61.14%       0.27%
           2008                   0.10%     1.00%      4.82     15.40    1,400,471    13,941,947     -53.98%     -53.75%       0.00%

AMERICAN FUNDS GROWTH CLASS 2
           2012                   0.10%     1.00%     10.34     19.83    7,154,968   109,242,276      16.72%      17.77%       0.79%
           2011                   0.10%     1.00%      8.83     16.88    7,374,579    98,608,893      -5.23%      -4.37%       0.61%
           2010                   0.10%     1.00%      9.26     17.70    7,761,674   108,224,157      17.50%      18.56%       0.72%
           2009                   0.10%     1.00%      7.81     14.88    8,302,871    95,962,947      38.03%      39.27%       0.66%
           2008                   0.10%     1.00%      5.67     10.78    8,768,998    72,825,695     -44.53%     -44.25%       0.87%

AMERICAN FUNDS GROWTH-INCOME CLASS 2
           2012                   0.10%     1.00%      9.87     17.54    6,440,274    89,706,072      16.31%      17.36%       1.63%
           2011                   0.10%     1.00%      8.46     14.98    6,556,555    80,277,050      -2.81%      -1.93%       1.57%
           2010                   0.10%     1.00%      8.66     15.32    6,474,127    81,863,752      10.32%      11.31%       1.50%
           2009                   0.10%     1.00%      7.82     13.79    6,411,838    73,550,733      29.93%      31.11%       1.62%
           2008                   0.10%     1.00%      6.00     10.60    6,615,211    59,393,634     -38.47%     -38.16%       1.81%

AMERICAN FUNDS INTERNATIONAL CLASS 2
           2012                   0.10%     1.00%      9.20     20.83    3,772,151    55,564,847      16.73%      17.79%       1.52%
           2011                   0.10%     1.00%      7.81     17.85    3,428,130    45,710,395     -14.82%     -14.05%       1.80%
           2010                   0.10%     1.00%      9.08     20.95    3,183,821    52,139,930       6.17%       7.13%       2.02%
           2009                   0.10%     1.00%      8.48     19.73    3,053,045    48,521,187      41.65%      42.93%       1.54%
           2008                   0.10%     1.00%      6.24     13.93    2,985,439    34,913,432     -42.70%     -42.41%       2.00%

BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
           2012                   0.10%     0.90%     11.72     13.67    2,309,241    28,771,508       9.29%      10.17%       1.79%
           2011                   0.10%     0.90%     10.69     12.40    1,594,916    18,511,645      -4.36%      -3.59%       2.86%
           2010                   0.10%     0.90%     11.74     12.87      936,367    11,604,171       9.07%       9.94%       2.08%
           2009     6/19/09       0.10%     0.90%     10.68     11.70      202,100     2,356,164       0.28%      16.59%       3.20%

                               MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)   RATE(2)   VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
---------- ----  ------------  -------   -------   --------  --------  -----------  ------------  ---------   ---------  ----------
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
           2012                   0.10%     0.90%  $  11.76  $  18.30    2,217,431  $ 33,629,454       6.23%       7.09%       3.14%
           2011                   0.10%     0.90%     11.30     17.16    1,959,375    29,544,274       5.44%       6.29%       4.08%
           2010                   0.10%     0.90%     11.60     16.21    1,787,407    26,374,538       7.09%       7.95%       4.45%
           2009                   0.10%     0.90%     11.76     15.08    2,357,608    33,684,080      25.82%      26.83%       4.83%
           2008                   0.10%     0.90%      9.81     11.93    1,145,937    12,962,662      -5.40%      -5.02%       3.82%

DELAWARE VIP EMERGING MARKETS STANDARD CLASS
           2012                   0.10%     0.90%      9.20     45.25    1,621,261    28,117,446      13.42%      14.33%       1.02%
           2011                   0.10%     0.90%      8.05     39.84    1,434,860    23,916,904     -20.50%     -19.86%       1.88%
           2010                   0.10%     0.90%     10.04     50.03    1,162,691    28,027,570      17.43%      18.37%       0.74%
           2009                   0.10%     0.90%      8.48     42.54    1,022,259    24,243,932      76.52%      77.93%       1.29%
           2008                   0.10%     0.90%      5.82     24.09      832,658    13,022,044     -51.99%     -51.80%       1.68%

DELAWARE VIP HIGH YIELD STANDARD CLASS
           2012                   0.10%     1.00%     13.13     26.12    1,165,681    21,413,884      16.65%      17.71%       8.80%
           2011                   0.10%     1.00%     11.74     22.39    1,052,895    18,323,953       1.36%       2.28%       8.90%
           2010                   0.10%     1.00%     12.43     22.09    1,072,079    18,821,993      14.17%      15.20%       7.68%
           2009                   0.10%     1.00%     10.85     19.35    1,153,480    18,027,233      47.50%      48.82%       6.68%
           2008                   0.10%     1.00%      7.32     13.12      945,869    10,140,055     -24.93%     -24.55%       8.61%

DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
           2012                   0.10%     0.90%     10.72     13.23      935,085    10,942,413       1.85%       2.67%       1.69%
           2011                   0.10%     0.90%     10.49     12.94      624,220     7,305,768       1.99%       2.81%       1.85%
           2010                   0.10%     0.90%     11.60     12.64      383,686     4,522,256       3.50%       4.33%       2.26%
           2009                   0.10%     0.90%     11.12     12.16      194,708     2,302,516      11.78%      12.68%       3.63%
           2008                   0.10%     0.90%     10.14     10.83       96,251     1,027,888      -1.18%      -0.79%       4.69%

DELAWARE VIP REIT STANDARD CLASS
           2012                   0.10%     0.90%     14.29     39.33    1,442,694    27,363,416      15.89%      16.82%       1.49%
           2011                   0.10%     0.90%     13.52     33.93    1,401,777    25,388,542       9.96%      10.85%       1.57%
           2010                   0.10%     0.90%     12.24     30.86    1,422,260    25,155,304      25.85%      26.86%       2.85%
           2009                   0.10%     0.90%      9.69     24.52    1,192,262    17,178,934      22.21%      22.70%       4.69%
           2008                   0.50%     0.90%      7.90     20.06    1,239,075    15,119,282     -35.64%     -35.38%       2.33%

DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
           2012                   0.10%     1.00%     11.33     33.14    2,101,364    37,841,125      12.77%      13.79%       0.58%
           2011                   0.10%     1.00%     10.01     29.36    2,090,280    36,256,420      -2.32%      -1.43%       0.50%
           2010                   0.10%     1.00%     10.20     30.02    2,113,357    40,297,051      30.96%      32.14%       0.66%
           2009                   0.10%     1.00%      7.76     22.90    1,903,771    29,320,934      30.52%      31.70%       0.99%
           2008                   0.10%     1.00%      5.92     17.53    2,184,672    26,897,132     -30.58%     -30.23%       0.76%

DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
           2012                   0.10%     1.00%     13.35     27.00    1,113,129    21,863,766       9.92%      10.91%       0.23%
           2011                   0.10%     1.00%     12.10     25.05    1,036,284    19,635,529       7.05%       8.02%       0.96%
           2010     10/8/10       0.10%     1.00%     11.25     23.35    1,054,081    19,122,799      13.51%      13.75%       0.00%

DELAWARE VIP TREND STANDARD CLASS
           2009                   0.10%     1.00%      8.26     17.17    1,223,076    16,167,963      53.19%      53.95%       0.00%
           2008                   0.50%     1.00%      5.37     11.19    1,392,405    11,988,101     -47.27%     -47.00%       0.00%

DELAWARE VIP U.S. GROWTH STANDARD CLASS
           2012                   0.10%     0.90%     12.21     21.36      253,989     3,742,478      15.19%      16.11%       0.00%
           2011                   0.10%     0.90%     10.52     18.44      156,209     2,006,672       6.66%       7.52%       0.24%
           2010                   0.10%     0.90%      9.78     17.20      115,722     1,356,455      12.88%      13.79%       0.07%
           2009                   0.10%     0.90%      8.60     11.80      117,501     1,194,274      42.01%      43.18%       0.23%
           2008                   0.10%     0.90%      6.76      8.28       91,631       656,223     -43.17%     -42.94%       0.04%

DELAWARE VIP VALUE STANDARD CLASS
           2012                   0.10%     0.90%      9.84     18.45    1,072,453    16,107,073      13.70%      14.62%       2.22%
           2011                   0.10%     0.90%      8.63     16.14      996,994    13,652,384       8.56%       9.43%       1.92%
           2010                   0.10%     0.90%      7.93     14.78      998,568    12,643,738      14.59%      15.51%       2.40%
           2009                   0.10%     0.90%      6.90     11.77      999,678    10,939,033      16.91%      17.85%       3.10%
           2008                   0.10%     0.90%      5.88     10.05    1,016,581     9,582,472     -34.02%     -33.76%       2.91%

DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
           2012                   0.10%     0.90%     11.80     13.88      329,437     4,116,539       8.74%       9.62%       3.17%
           2011                   0.10%     0.90%     10.99     12.66      221,433     2,666,315      -3.74%      -2.96%       1.32%
           2010                   0.10%     0.90%     12.88     13.05       79,721     1,012,077      11.46%      12.35%       0.86%
           2009      6/9/09       0.10%     0.90%     11.55     11.61       11,847       137,131       0.54%      14.16%       0.00%

                               MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)   RATE(2)   VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
---------- ----  ------------  -------   -------   --------  --------  -----------  ------------  ---------   ---------  ----------
DWS EQUITY 500 INDEX VIP CLASS A
           2012                   0.35%     0.90%  $  12.49  $  17.76    2,549,264  $ 37,140,643      14.66%      15.29%       1.80%
           2011                   0.35%     0.90%     10.44     15.40    2,857,558    36,394,059       0.92%       1.48%       1.71%
           2010                   0.35%     0.90%     10.33     15.18    3,205,925    39,126,923      13.68%      14.30%       1.94%
           2009                   0.35%     0.90%      9.07     11.55    3,677,800    37,723,782      25.19%      25.69%       2.82%
           2008                   0.50%     0.90%      7.23      9.21    4,261,462    33,610,627     -37.72%     -37.47%       2.46%

DWS SMALL CAP INDEX VIP CLASS A
           2012                   0.35%     0.90%     12.48     20.73      605,538    10,019,360      15.21%      15.84%       0.89%
           2011                   0.35%     0.90%     12.68     18.00      610,311     9,139,291      -5.27%      -4.75%       0.87%
           2010                   0.35%     0.90%     13.39     19.00      632,521    10,203,745      25.26%      25.95%       0.92%
           2009                   0.35%     0.90%     10.69     15.17      731,153     9,429,560      25.44%      25.94%       1.80%
           2008                   0.50%     0.90%      8.52     12.09      755,313     7,820,495     -34.71%     -34.45%       1.63%

FIDELITY VIP ASSET MANAGER INITIAL CLASS
           2012                   0.55%     0.55%     14.69     14.69       49,104       721,246      11.87%      11.87%       1.47%
           2011                   0.55%     0.55%     13.13     13.13       56,019       735,546      -3.10%      -3.10%       1.93%
           2010                   0.55%     0.80%     15.21     15.21       56,935       829,899      13.35%      13.35%       1.74%
           2009                   0.80%     0.80%     13.42     13.42       50,453       676,939      28.08%      28.08%       2.20%
           2008                   0.80%     0.80%     10.48     10.48       65,992       691,287     -29.29%     -29.29%       2.67%

FIDELITY VIP CONTRAFUND SERVICE CLASS
           2012                   0.10%     0.90%     10.68     19.17    3,961,871    62,148,610      15.27%      16.19%       1.27%
           2011                   0.10%     0.90%      9.19     16.60    3,799,081    53,869,792      -3.51%      -2.73%       0.93%
           2010                   0.10%     0.90%      9.45     17.18    3,708,174    55,798,434      16.06%      16.99%       1.14%
           2009                   0.10%     0.90%      8.08     14.78    3,626,482    47,395,495      34.45%      35.53%       1.33%
           2008                   0.10%     0.90%      6.17     10.98    3,600,354    35,691,033     -43.13%     -42.90%       0.93%

FIDELITY VIP EQUITY-INCOME INITIAL CLASS
           2012                   0.55%     0.55%     16.69     16.69      125,842     2,100,041      16.66%      16.66%       2.88%
           2011                   0.55%     0.80%     13.68     14.30      152,676     2,181,461       0.17%       0.42%       2.40%
           2010                   0.55%     0.80%     13.66     13.66      186,715     2,586,524      14.23%      14.23%       1.74%
           2009                   0.80%     0.80%     11.96     11.96      241,071     2,883,195      29.17%      29.17%       2.19%
           2008                   0.80%     0.80%      9.26      9.26      275,521     2,551,056     -43.11%     -43.11%       2.52%

FIDELITY VIP EQUITY-INCOME SERVICE CLASS
           2012                   0.35%     0.90%     13.01     14.94      430,221     6,017,858      16.14%      16.78%       3.03%
           2011                   0.35%     0.90%     11.28     12.84      436,168     5,465,385      -0.05%       0.36%       2.41%
           2010                   0.50%     1.00%     11.28     13.51      453,657     5,713,438      13.94%      14.52%       1.77%
           2009                   0.50%     1.00%      9.89     11.86      469,290     5,178,434      28.74%      29.39%       2.17%
           2008                   0.50%     1.00%      7.68      9.21      527,003     4,509,403     -43.28%     -42.99%       2.52%

FIDELITY VIP GROWTH SERVICE CLASS
           2012                   0.10%     0.90%      8.26     18.58      547,090     7,132,511      13.52%      14.43%       0.49%
           2011                   0.10%     0.90%      7.28     16.27      619,269     7,102,273      -0.76%       0.04%       0.26%
           2010                   0.10%     0.90%      7.33     16.31      675,437     6,962,534      22.95%      23.93%       0.18%
           2009                   0.10%     0.90%      5.97     10.14      727,117     5,631,760      27.00%      28.02%       0.33%
           2008                   0.10%     0.90%      4.70      7.96      898,103     5,363,097     -47.71%     -47.50%       0.72%

FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
           2012                   0.35%     0.90%     10.39     22.12      153,592     2,815,385      18.39%      19.05%       0.30%
           2011                   0.35%     0.90%      8.24     18.58      166,388     2,522,236       1.26%       1.82%       0.05%
           2010                   0.35%     0.90%      8.12     18.25      215,962     2,900,063      22.55%      23.22%       0.09%
           2009                   0.35%     0.90%      6.62      8.72      290,515     2,542,261      44.41%      44.63%       0.37%
           2008                   0.75%     0.90%      4.58      6.03      424,860     1,987,120     -55.46%     -55.40%       0.37%

FIDELITY VIP HIGH INCOME SERVICE CLASS
           2012                   0.35%     0.90%     12.87     18.88      100,129     1,634,476      13.17%      13.80%       6.06%
           2011                   0.35%     0.90%     13.81     17.74       97,957     1,423,968       2.99%       3.56%       6.54%
           2010                   0.35%     0.90%     13.41     17.19      110,823     1,597,332      12.77%      13.39%       7.68%
           2009                   0.35%     0.90%     11.89     15.22      118,720     1,475,429      42.49%      42.70%       7.70%
           2008                   0.75%     0.90%      8.35     10.67      127,982     1,105,974     -25.74%     -25.62%       8.67%

FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS
           2012                   0.55%     0.55%     13.18     13.18      110,490     1,456,517       5.32%       5.32%       2.11%
           2011                   0.55%     0.80%     12.52     19.70      135,687     1,709,713       6.48%       6.74%       3.07%
           2010                   0.55%     0.80%     18.50     18.50      111,490     1,803,770       6.95%       6.95%       3.40%
           2009                   0.80%     0.80%     17.30     17.30      116,790     2,020,046      14.80%      14.80%       9.05%
           2008                   0.80%     0.80%     15.07     15.07      136,215     2,052,274      -4.02%      -4.02%       4.19%

                               MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)   RATE(2)   VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
---------- ----  ------------  -------   -------   --------  --------  -----------  ------------  ---------   ---------  ----------
FIDELITY VIP MID CAP SERVICE CLASS
           2012                   0.10%     0.90%  $  11.21  $  17.12    1,199,026  $ 17,298,144      13.72%      14.64%       0.56%
           2011                   0.10%     0.90%      9.78     15.00    1,090,164    13,990,653     -11.52%     -10.81%       0.16%
           2010                   0.10%     0.90%     10.97     16.88      924,814    13,640,829      27.55%      28.57%       0.29%
           2009                   0.10%     0.90%      8.53     13.18      770,556     9,234,255      38.76%      39.87%       0.64%
           2008                   0.10%     0.90%      6.24      9.46      658,058     5,815,696     -40.05%     -39.81%       0.38%

FIDELITY VIP OVERSEAS SERVICE CLASS
           2012                   0.10%     0.90%      8.08     16.28      429,603     5,766,876      19.46%      20.42%       1.88%
           2011                   0.10%     0.90%      6.71     13.60      416,923     4,756,314     -17.97%     -17.31%       1.33%
           2010                   0.10%     0.90%      8.12     16.56      430,156     6,029,764      11.98%      12.88%       1.35%
           2009                   0.10%     0.90%      7.19     14.77      401,749     5,122,752      25.31%      26.31%       2.16%
           2008                   0.10%     0.90%      5.85     11.77      383,331     3,987,824     -44.37%     -44.14%       2.65%

FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
           2012                   0.10%     0.90%     11.71     14.41    1,011,408    13,573,443      11.90%      12.80%       6.38%
           2011                   0.10%     0.90%     10.43     12.78      832,933    10,141,890       1.79%       2.61%       5.60%
           2010                   0.10%     0.90%     10.21     12.48      756,055     8,965,072      11.85%      12.75%       6.63%
           2009                   0.10%     0.90%      9.10     11.12      617,058     6,466,885      34.66%      35.75%       8.45%
           2008                   0.10%     0.90%      6.74      8.22      470,297     3,768,725     -30.04%     -29.76%       5.72%

FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
           2012                   0.10%     1.00%     10.85     20.45      756,567    10,815,985      10.01%      11.00%       0.00%
           2011                   0.10%     1.00%      9.82     18.47      731,344    10,030,040      -5.54%      -4.69%       0.00%
           2010                   0.10%     1.00%     10.35     19.42      768,212    11,362,208      26.66%      27.81%       0.00%
           2009                   0.10%     1.00%      8.14     13.26      736,926     8,605,445      42.51%      43.80%       0.00%
           2008                   0.10%     1.00%      5.69      9.30      737,632     6,106,588     -42.92%     -42.63%       0.00%

FTVIPT MUTUAL SHARES SECURITIES CLASS 1
           2012                   0.10%     0.90%      9.28     13.65    1,108,048    12,900,466      13.58%      14.49%       2.39%
           2011                   0.10%     0.90%      8.15     11.93      936,996     9,476,588      -1.68%      -0.89%       2.68%
           2010                   0.10%     0.90%      8.26     12.04      751,305     7,467,541      10.47%      11.36%       1.90%
           2009                   0.10%     0.90%      7.46      9.25      532,773     4,691,240      25.21%      26.22%       2.33%
           2008                   0.10%     0.90%      5.94      7.36      369,941     2,643,660     -37.50%     -37.25%       3.50%

FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 1
           2012                   0.55%     0.55%     14.51     14.51      113,010     1,639,321      17.95%      17.95%       3.31%
           2011                   0.55%     0.80%     12.30     14.12      138,617     1,710,317     -11.16%     -10.94%       1.92%
           2010                   0.55%     0.80%     15.89     15.89      148,886     2,256,721       7.81%       7.81%       2.21%
           2009                   0.80%     0.80%     14.74     14.74      180,272     2,656,873      36.25%      36.25%       3.75%
           2008                   0.80%     0.80%     10.82     10.82      219,383     2,373,109     -40.71%     -40.71%       2.65%

FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
           2012                   0.35%     0.90%     12.44     16.94      251,971     4,070,965      17.17%      17.82%       2.91%
           2011                   0.35%     0.90%     12.83     14.38      261,494     3,586,115     -11.44%     -10.95%       1.70%
           2010                   0.35%     0.90%     14.47     16.14      280,429     4,353,202       7.44%       8.03%       1.84%
           2009                   0.35%     0.90%     13.45     14.12      309,055     4,364,334      35.81%      36.02%       3.52%
           2008                   0.75%     0.90%      9.88     10.40      434,158     4,430,820     -40.91%     -40.82%       2.37%

FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 1
           2009                   0.80%     0.80%     18.85     18.85       55,094     1,038,440      21.24%      21.24%       9.36%
           2008                   0.80%     0.80%     15.55     15.55       50,724       788,610     -25.57%     -25.57%      10.77%

FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
           2012                   0.10%     0.90%     12.21     20.13      814,764    13,849,630      14.28%      15.20%       6.77%
           2011                   0.10%     0.90%     13.74     17.54      666,058    10,957,497      -1.50%      -0.71%       5.64%
           2010                   0.10%     0.90%     13.84     17.74      637,446    10,837,194      13.68%      14.59%       1.63%
           2009                   0.10%     0.90%     12.08     15.54      803,344    11,702,647      17.92%      18.86%      14.87%
           2008                   0.10%     0.90%     11.08     13.13      430,268     5,492,483       5.51%       5.93%       3.76%

FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
           2012                   0.35%     0.90%     12.44     15.31      513,659     6,987,155      20.31%      20.97%       2.32%
           2011                   0.35%     0.90%     10.30     15.05      530,094     6,132,364      -7.63%      -7.26%       1.59%
           2010                   0.50%     0.90%     11.10     16.27      542,632     6,929,019       6.77%       7.20%       1.58%
           2009                   0.50%     0.90%     10.36     15.23      541,857     6,542,943      30.16%      30.68%       3.66%
           2008                   0.50%     0.90%      7.93     11.69      625,020     5,763,916     -42.65%     -42.42%       2.08%

                               MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)   RATE(2)   VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
---------- ----  ------------  -------   -------   --------  --------  -----------  ------------  ---------   ---------  ----------
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
           2012                   0.35%     0.90%  $  12.73  $  17.61       72,794  $  1,229,799      19.98%      20.64%       1.97%
           2011                   0.35%     0.90%     11.63     14.68       94,289     1,310,772      -7.81%      -7.30%       1.39%
           2010                   0.35%     0.90%     12.59     15.92      103,679     1,574,272       6.43%       7.02%       1.38%
           2009                   0.35%     0.90%     11.81     14.96      123,850     1,774,377      29.93%      30.12%       3.06%
           2008                   0.75%     0.90%      9.08     11.51      185,308     2,050,155     -42.84%     -42.75%       1.80%

INVESCO V.I. CAPITAL APPRECIATION SERIES I
           2011                   0.35%     1.00%      5.60     13.24      978,381     9,886,257      -8.83%      -8.23%       0.15%
           2010                   0.35%     1.00%      6.12     14.43    1,276,788    12,590,596      14.34%      15.09%       0.74%
           2009                   0.35%     1.00%      5.34      9.81    1,764,880    12,294,436      19.87%      20.17%       0.63%
           2008                   0.75%     1.00%      4.45      8.16    2,303,857    12,045,256     -43.07%     -42.92%       0.00%

INVESCO V.I. CORE EQUITY SERIES I
           2012                   0.35%     0.90%     11.01     16.60    1,074,962    14,974,474      12.86%      13.48%       0.97%
           2011                   0.35%     0.90%      9.63     14.63    1,148,684    14,215,138      -0.96%      -0.41%       0.95%
           2010                   0.35%     0.90%      9.71     14.69    1,348,424    16,130,915       8.57%       9.17%       0.96%
           2009                   0.35%     0.90%      8.93     12.17    1,617,214    16,280,373      27.15%      27.34%       1.79%
           2008                   0.75%     0.90%      7.01      9.56    2,077,680    15,227,547     -30.77%     -30.66%       2.15%

INVESCO V.I. DIVERSIFIED INCOME SERIES I
           2012                   0.55%     0.55%     14.39     14.39       47,145       678,616      10.10%      10.10%       4.61%
           2011                   0.55%     0.55%     13.07     13.07       53,295       696,741       6.43%       6.43%       5.33%
           2010                   0.55%     0.80%     12.22     12.22       51,768       633,967       9.17%       9.17%       7.14%
           2009                   0.80%     0.80%     11.19     11.19       45,779       512,493      10.19%      10.19%      10.30%
           2008                   0.80%     0.80%     10.16     10.16       49,266       500,508     -16.40%     -16.40%       8.88%

INVESCO V.I. INTERNATIONAL GROWTH SERIES I
           2012                   0.35%     0.90%     12.74     20.68      361,369     5,784,451      14.50%      15.13%       1.45%
           2011                   0.35%     0.90%     14.18     18.03      368,936     5,412,413      -7.58%      -7.07%       1.56%
           2010                   0.35%     0.90%     15.35     19.48      374,956     6,305,360      11.85%      12.47%       2.35%
           2009                   0.35%     0.90%     13.72     17.39      401,748     6,036,397      34.03%      34.23%       1.48%
           2008                   0.75%     1.00%     10.24     13.84      503,827     5,673,697     -40.98%     -40.83%       0.54%

INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE SERIES I
           2012     4/27/2012     0.35%     1.00%      6.27     14.85      898,804    10,044,227      -3.16%       0.80%       0.00%

JANUS ASPEN SERIES BALANCED INSTITUTIONAL CLASS
           2012                   0.35%     0.90%     12.32     19.90      612,809    10,492,022      12.60%      13.22%       2.81%
           2011                   0.35%     0.90%     14.64     17.67      650,588     9,842,839       0.73%       1.28%       2.42%
           2010                   0.35%     0.90%     14.45     17.54      702,390    10,956,798       7.42%       8.01%       2.79%
           2009                   0.35%     0.90%     14.77     16.33      716,238    10,961,302      24.76%      24.95%       3.00%
           2008                   0.75%     0.90%     11.82     13.09      804,674    10,317,188     -16.59%     -16.47%       2.66%

JANUS ASPEN SERIES BALANCED SERVICE CLASS
           2012                   0.35%     0.90%     12.24     18.60      490,647     7,263,086      12.36%      12.98%       2.34%
           2011                   0.35%     0.90%     14.95     16.53      504,707     7,959,792       0.44%       0.85%       2.11%
           2010                   0.50%     0.90%     14.89     16.43      570,500     9,281,763       7.15%       7.58%       2.65%
           2009                   0.50%     0.90%     13.89     15.31      546,133     8,290,876      24.46%      24.96%       2.90%
           2008                   0.50%     0.90%     11.16     12.28      453,794     5,521,434     -16.81%     -16.48%       2.42%

JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
           2012                   0.35%     0.90%     13.70     23.04      167,060     3,255,585      15.94%      16.58%       0.00%
           2011                   0.35%     0.90%     16.20     19.84      167,433     3,037,060      -2.53%      -2.00%       0.00%
           2010                   0.35%     0.90%     16.62     20.33      204,180     3,889,270      24.39%      25.08%       0.00%
           2009                   0.35%     0.90%     13.36     16.32      210,235     3,207,842      43.15%      43.72%       0.00%
           2008                   0.50%     0.90%      9.33     11.38      338,101     3,540,603     -44.36%     -44.14%       0.06%

JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE CLASS
           2012                   0.35%     0.90%      5.75     23.44      137,117     1,453,876      18.08%      18.73%       0.00%
           2011                   0.35%     0.90%      4.87     19.74      139,571     1,251,908      -9.48%      -8.98%       0.00%
           2010                   0.35%     0.90%      5.38     21.69      284,086     1,937,073      23.28%      23.96%       0.00%
           2009                   0.35%     0.90%      4.36      8.04      327,963     1,491,955      55.49%      55.72%       0.00%
           2008                   0.75%     0.90%      2.81      5.16      343,187       995,979     -44.47%     -44.39%       0.09%

                               MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)   RATE(2)   VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
---------- ----  ------------  -------   -------   --------  --------  -----------  ------------  ---------   ---------  ----------
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
           2012                   0.35%     0.90%  $  10.20  $  18.26      598,935  $  9,090,544      19.01%      19.66%       0.88%
           2011                   0.35%     0.90%      8.57     15.26      629,750     7,992,638     -14.52%     -14.04%       0.59%
           2010                   0.35%     0.90%      9.28     17.75      718,059     9,746,325      14.80%      15.43%       0.61%
           2009                   0.35%     0.90%      8.08      9.26      947,937     9,419,526      36.47%      36.67%       1.42%
           2008                   0.75%     0.90%      5.91      6.78    1,182,504     7,851,599     -45.16%     -45.08%       1.22%

JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
           2012                   0.35%     0.90%     11.46     11.99      180,386     2,121,357      18.79%      19.44%       0.79%
           2011                   0.35%     0.90%      9.65     10.00      187,264     1,849,786     -14.76%     -14.63%       0.48%
           2010                   0.75%     0.90%     11.32     11.71      196,314     2,266,374      14.48%      14.66%       0.49%
           2009                   0.75%     0.90%      9.89     10.22      223,397     2,248,825      36.17%      36.38%       1.28%
           2008                   0.75%     0.90%      7.26      7.49      237,315     1,751,153     -45.30%     -45.22%       1.02%

LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
           2012                   0.35%     0.90%     13.19     17.61       46,090       693,135      17.47%      18.12%       1.39%
           2011                   0.35%     0.90%     11.23     14.93       52,372       686,765       3.36%       3.77%       0.00%
           2010                   0.50%     0.90%     10.86     14.39       59,846       748,140      25.57%      26.07%       0.00%
           2009                   0.50%     0.90%      8.65     11.42       61,413       596,361      37.43%      37.98%       0.00%
           2008                   0.50%     0.90%      6.30      8.27       36,809       262,145     -39.53%     -39.29%       0.00%

LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
           2012                   0.10%     0.90%     12.32     28.02      504,817     8,683,803      17.18%      18.12%       1.15%
           2011                   0.10%     0.90%     10.49     23.91      522,253     7,864,651       3.09%       3.92%       0.00%
           2010                   0.10%     0.90%     10.14     23.20      462,112     7,093,103      25.25%      26.26%       0.00%
           2009                   0.10%     0.90%      8.07     18.52      451,299     5,720,433      37.09%      38.18%       0.00%
           2008                   0.10%     0.90%      5.87     13.51      443,575     4,434,309     -39.68%     -39.44%       0.00%

LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
           2012                   0.10%     0.90%      9.27     17.79      350,615     5,112,341      15.94%      16.87%       0.64%
           2011                   0.10%     0.90%      7.97     15.26      369,122     4,815,792      -3.45%      -2.67%       0.93%
           2010                   0.10%     0.90%      8.23     15.72      365,751     4,899,983      16.87%      17.81%       0.98%
           2009                   0.10%     0.90%      7.02     11.99      408,367     4,606,714      22.19%      23.19%       1.17%
           2008                   0.10%     0.90%      5.73      9.81      506,068     4,380,051     -38.87%     -38.63%       1.77%

LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
           2012                   0.10%     0.90%     11.92     12.17      598,744     7,186,246       5.55%       6.40%       0.00%
           2011                   0.10%     0.90%     11.29     11.43      307,483     3,501,027      11.14%      11.97%       3.39%
           2010     5/20/10       0.15%     0.90%     10.16     10.21       74,346       758,110      -1.94%       2.14%       2.13%

LVIP CAPITAL GROWTH STANDARD CLASS
           2012                   0.10%     0.90%     10.32     14.19      231,702     2,943,198      18.00%      18.95%       0.00%
           2011                   0.10%     0.90%      8.68     11.94      161,736     1,716,063      -9.83%      -9.10%       0.00%
           2010                   0.10%     0.90%      9.54     13.14       74,213       796,298      17.83%      18.84%       0.06%
           2009                   0.10%     0.90%      8.03      8.42       46,832       388,563      33.85%      34.73%       0.39%
           2008                   0.10%     0.75%      6.26      6.27       24,297       151,365     -41.93%     -41.88%       1.22%

LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
           2012                   0.10%     0.90%      8.49     14.92      683,577     6,869,803      23.56%      24.56%       0.00%
           2011                   0.10%     0.90%      6.87     11.99      614,842     4,728,629      -9.49%      -8.76%       0.00%
           2010                   0.10%     0.90%      7.59     13.15      516,330     4,165,925      16.92%      17.86%       0.00%
           2009                   0.10%     0.90%      6.49      7.64      467,695     3,093,113      36.59%      37.69%       0.00%
           2008                   0.10%     0.90%      4.75      4.78      295,492     1,412,407     -42.56%     -42.32%       1.38%

LVIP COLUMBIA SMALL-MID CAP GROWTH RPM STANDARD CLASS
           2012                   0.10%     0.90%      9.74     14.10      237,636     2,648,281       5.53%       6.37%       0.00%
           2011                   0.10%     0.90%      9.16     13.26      208,465     2,092,272      -8.42%      -7.68%       0.00%
           2010                   0.10%     0.90%      9.92     10.41      122,566     1,327,386      26.11%      27.12%       0.00%
           2009                   0.10%     0.90%      7.80      8.22       83,373       681,819      47.09%      48.27%       0.00%
           2008                   0.10%     0.90%      5.53      5.57       45,170       250,983     -49.76%     -49.55%       0.00%

LVIP DELAWARE BOND STANDARD CLASS
           2012                   0.10%     0.90%     11.82     21.82    5,169,628    77,515,384       5.65%       6.50%       2.09%
           2011                   0.10%     0.90%     11.37     20.94    4,432,137    68,715,825       6.67%       7.53%       3.38%
           2010                   0.10%     0.90%     11.31     19.60    4,344,777    66,179,053       7.52%       8.38%       3.52%
           2009                   0.10%     0.90%     11.37     18.20    4,144,534    60,492,585      17.84%      18.78%       4.56%
           2008                   0.10%     1.00%      9.97     15.42    3,695,376    48,208,373      -3.89%      -3.41%       4.60%

                               MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)   RATE(2)   VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
---------- ----  ------------  -------   -------   --------  --------  -----------  ------------  ---------   ---------  ----------
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
           2012                   0.10%     0.90%  $  10.31  $  10.53      194,328  $  2,015,644       3.29%       4.13%       2.07%
           2011                   0.10%     0.90%      9.99     10.12      128,558     1,295,170      -1.14%      -0.35%       2.41%
           2010      6/3/10       0.10%     0.90%     10.10     10.15       44,133       447,307      -0.04%       2.20%       1.56%

LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
           2012                   0.10%     0.90%     10.70     17.43      224,737     3,197,799      12.28%      13.18%       1.74%
           2011                   0.10%     0.90%      9.50     15.44      235,864     3,080,307      -2.90%      -2.12%       2.15%
           2010                   0.10%     0.90%      9.75     15.81      242,345     3,239,210      11.47%      12.37%       2.60%
           2009                   0.10%     0.90%      8.67     13.33      291,766     3,359,155      30.81%      31.88%       1.68%
           2008                   0.10%     0.90%      6.65     10.18      263,590     2,425,259     -33.82%     -33.55%       7.27%

LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
           2012                   0.10%     0.90%      9.91     14.35      180,061     2,238,426      14.28%      15.20%       1.12%
           2011                   0.10%     0.90%      8.65     12.46      177,407     1,923,868       0.29%       1.10%       1.11%
           2010                   0.10%     0.90%      8.60     12.33      195,847     2,115,831      11.92%      12.82%       1.02%
           2009                   0.10%     0.90%      7.66     10.09      178,548     1,725,741      23.56%      24.56%       1.15%
           2008                   0.10%     0.90%      6.18      8.13      190,583     1,511,079     -36.35%     -36.09%       1.57%

LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
           2012                   0.10%     0.90%     10.13     17.28      216,161     3,199,531      14.25%      15.16%       0.75%
           2011                   0.10%     0.90%      8.84     15.04      222,881     2,969,594      -0.26%       0.54%       0.77%
           2010                   0.10%     0.90%      8.83     15.00      235,568     3,139,867      10.57%      11.46%       0.62%
           2009                   0.10%     0.90%      7.97     13.07      244,943     2,913,998      28.84%      29.35%       0.71%
           2008                   0.50%     0.90%      6.16     10.13      268,966     2,438,386     -35.00%     -34.74%       0.95%

LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
           2012                   0.10%     0.90%     10.34     15.49      236,089     2,785,059      13.91%      14.82%       0.77%
           2011                   0.10%     0.90%      9.08     13.50      357,288     3,562,626      -6.05%      -5.30%       0.33%
           2010                   0.10%     0.90%      9.66     14.26      518,861     5,208,084      29.46%      30.50%       1.06%
           2009                   0.10%     0.90%      7.46      8.10       73,938       565,275      29.27%      30.32%       1.07%
           2008                   0.10%     0.90%      5.77      5.81       75,694       438,975     -37.20%     -36.95%       2.52%

LVIP DIMENSIONAL NON-U.S. EQUITY STANDARD CLASS
           2012                   0.10%     0.90%      9.85      9.96       91,315       909,157      17.88%      18.65%       2.85%
           2011      7/7/11       0.10%     0.75%      8.36      8.39       45,278       379,209     -17.65%       0.44%       0.39%

LVIP DIMENSIONAL U.S. EQUITY STANDARD CLASS
           2012                   0.10%     0.75%     10.98     11.09       93,335     1,024,999      16.53%      17.29%       1.10%
           2011     6/10/11       0.10%     0.75%      9.42      9.46       62,537       589,819      -5.74%       8.96%       0.22%

LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
           2012                   0.10%     0.90%     10.70     10.84      229,110     2,451,174       2.80%       3.63%       2.50%
           2011     5/26/11       0.10%     0.90%     10.41     10.46       77,489       807,923       0.00%       4.33%       0.84%

LVIP GLOBAL INCOME STANDARD CLASS
           2012                   0.10%     0.90%     11.56     12.86      404,538     4,933,530       6.73%       7.58%       2.10%
           2011                   0.10%     0.90%     10.80     11.95      253,610     2,905,394       0.18%       0.99%       6.36%
           2010                   0.10%     0.90%     11.27     11.84       85,707       991,903       8.70%       9.57%       3.94%
           2009      6/8/09       0.10%     0.90%     10.29     10.80       25,001       268,959      -1.32%       8.96%       2.60%

LVIP JPMORGAN HIGH YIELD STANDARD CLASS
           2012                   0.10%     0.90%     12.61     12.87      432,836     5,460,497      13.89%      14.81%       6.73%
           2011                   0.10%     0.90%     11.07     11.21      178,702     1,993,758       1.85%       2.66%       7.31%
           2010     5/27/10       0.10%     0.90%     10.87     10.92       40,595       442,733       0.86%      12.00%       5.51%

LVIP JPMORGAN MID CAP VALUE RPM STANDARD CLASS
           2012                   0.10%     0.90%     10.33     14.96      108,034     1,250,761      12.74%      13.65%       0.00%
           2011                   0.10%     0.90%      9.16     13.17       86,363       864,421      -2.65%      -1.87%       0.00%
           2010                   0.10%     0.90%      9.41     10.43       66,365       666,492      23.65%      24.64%       0.12%
           2009                   0.10%     0.90%      7.61      8.37       29,301       229,522      23.53%      24.51%       0.69%
           2008                   0.10%     0.90%      6.19      6.20       20,223       124,965     -34.36%     -34.29%       1.10%

LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
           2012                   0.10%     0.90%      8.50     13.28      426,308     4,482,410      18.33%      19.28%       0.80%
           2011                   0.10%     0.90%      7.13     10.69      371,864     3,182,980     -10.68%      -9.96%       3.21%
           2010                   0.10%     0.90%      7.92     11.88      282,689     2,547,700      12.09%      12.99%       0.87%
           2009                   0.10%     0.90%      7.01      7.72      204,683     1,569,646      34.63%      35.71%       1.03%
           2008                   0.10%     0.90%      5.67      5.71      154,998       881,866     -49.40%     -49.20%       1.67%

                               MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)   RATE(2)   VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
---------- ----  ------------  -------   -------   --------  --------  -----------  ------------  ---------   ---------  ----------
LVIP MFS VALUE STANDARD CLASS
           2012                   0.10%     0.90%  $   9.92  $  13.87    1,002,011  $ 11,713,778      15.29%      16.21%       1.39%
           2011                   0.10%     0.90%      8.60     11.94      761,549     7,548,920      -1.00%      -0.20%       1.69%
           2010                   0.10%     0.90%      8.69     11.97      513,603     4,845,960      10.59%      11.48%       1.63%
           2009                   0.10%     0.90%      7.86      8.29      298,523     2,392,317      19.88%      20.84%       1.66%
           2008                   0.10%     0.90%      6.55      6.60      186,690     1,229,617     -32.90%     -32.63%       2.29%

LVIP MID-CAP VALUE STANDARD CLASS
           2012                   0.10%     0.90%      9.78     15.36      205,758     2,400,676      23.01%      23.99%       0.40%
           2011                   0.10%     0.90%      7.95     12.39      191,131     1,765,066     -10.13%      -9.41%       0.00%
           2010                   0.10%     0.90%      8.85     13.69      155,228     1,522,792      22.79%      23.78%       0.28%
           2009                   0.10%     0.90%      7.21      8.99      119,121       895,800      41.15%      42.30%       0.60%
           2008                   0.10%     0.90%      5.11      5.14      103,116       529,432     -41.24%     -41.00%       0.43%

LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
           2012                   0.10%     0.90%      8.10     19.35    1,069,891    14,767,625       8.63%       9.51%       2.96%
           2011                   0.10%     0.90%      7.44     17.79    1,073,973    14,451,816      -5.07%      -4.31%       3.11%
           2010                   0.10%     0.90%      7.81     18.71      965,149    13,991,807       1.55%       2.36%       3.59%
           2009                   0.10%     0.90%      7.67     18.40      894,506    12,886,394      20.15%      21.11%       3.31%
           2008                   0.10%     0.90%      6.36     15.29    1,019,835    13,039,760     -37.22%     -36.97%       4.42%

LVIP MONEY MARKET STANDARD CLASS
           2012                   0.10%     0.90%      9.83     11.83    5,546,187    57,303,139      -0.87%      -0.07%       0.03%
           2011                   0.10%     0.90%      9.88     12.72    5,015,761    53,051,004      -0.87%      -0.07%       0.03%
           2010                   0.10%     0.90%      9.97     12.82    5,230,137    57,128,199      -0.85%      -0.05%       0.05%
           2009                   0.10%     0.90%     10.13     12.92    4,948,685    56,162,765      -0.60%       0.20%       0.31%
           2008                   0.10%     0.90%     10.44     12.98    5,974,770    68,869,629       1.43%       1.83%       2.26%

LVIP PROTECTED PROFILE 2010 STANDARD CLASS
           2012                   0.35%     0.90%     11.64     16.00       26,359       312,193       7.57%       8.16%       1.99%
           2011                   0.35%     0.90%     10.82     14.79       37,201       437,399       0.34%       0.90%       0.79%
           2010                   0.35%     0.90%     10.78     10.94       34,337       383,743      10.47%      10.91%       1.11%
           2009                   0.50%     0.90%      9.80      9.86       26,304       257,476      23.47%      23.77%       2.10%
           2008                   0.50%     0.75%      7.97      7.97        1,637        13,025     -24.29%     -24.29%       2.16%

LVIP PROTECTED PROFILE 2020 STANDARD CLASS
           2012                   0.10%     0.90%     11.05     16.11       77,454       914,757       7.41%       8.26%       2.00%
           2011                   0.10%     0.90%     10.21     14.92       88,001       946,917      -0.70%       0.07%       0.78%
           2010                   0.10%     0.90%     10.21     10.51       77,823       845,364      11.03%      11.98%       0.94%
           2009                   0.10%     0.90%      9.33      9.43       70,980       666,439      24.53%      25.03%       2.12%
           2008                   0.50%     0.90%      7.53      7.54       32,502       244,683     -27.33%     -27.26%       3.11%

LVIP PROTECTED PROFILE 2030 STANDARD CLASS
           2012                   0.10%     0.90%     10.64     16.40      152,676     1,710,703       6.93%       7.79%       2.16%
           2011                   0.10%     0.90%      9.87     15.26      126,164     1,314,391      -1.45%      -0.66%       0.63%
           2010                   0.10%     0.90%      9.94     10.29      130,739     1,355,756      11.54%      12.43%       0.97%
           2009                   0.10%     0.90%      9.09      9.19      106,705       976,397      26.80%      27.31%       1.84%
           2008                   0.50%     0.90%      7.17      7.22       80,748       581,772     -31.40%     -31.12%       1.46%

LVIP PROTECTED PROFILE 2040 STANDARD CLASS
           2012                   0.10%     0.90%      9.95     16.90      312,174     3,620,908       6.16%       7.02%       1.59%
           2011                   0.10%     0.90%      9.37     15.83      378,529     4,051,899      -2.34%      -1.56%       0.61%
           2010                   0.10%     0.90%      9.59     16.12      382,372     4,072,413      12.65%      13.55%       0.84%
           2009                   0.10%     0.90%      8.45      8.61      334,303     2,956,721      29.78%      30.82%       1.64%
           2008                   0.10%     0.90%      6.56      6.61      110,289       727,180     -36.12%     -35.87%       0.93%

LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
           2012                   0.10%     0.90%     12.22     16.34    1,048,168    13,414,642       8.79%       9.67%       4.40%
           2011                   0.10%     0.90%     11.39     14.93      640,053     8,193,662       2.75%       3.58%       2.10%
           2010                   0.10%     0.90%     11.14     14.45      565,185     7,107,566       9.51%      10.39%       4.10%
           2009                   0.10%     0.90%     10.09     12.42      452,332     5,208,513      23.73%      24.73%       4.85%
           2008                   0.10%     0.90%      9.85     10.00      277,103     2,669,009     -19.17%     -18.85%       1.74%

LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
           2012                   0.10%     0.90%     10.45     16.94    4,226,754    53,900,939       8.17%       9.03%       2.67%
           2011                   0.10%     0.90%      9.63     15.58    3,759,679    44,731,860      -0.90%      -0.10%       2.02%
           2010                   0.10%     0.90%      9.69     15.63    3,421,137    40,960,389      11.71%      12.61%       3.05%
           2009                   0.10%     0.90%      8.65     11.66    2,696,664    29,419,026      27.87%      28.90%       4.72%
           2008                   0.10%     0.90%      6.74      9.08    2,131,706    18,608,556     -34.02%     -33.75%       1.19%

                               MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)   RATE(2)   VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
---------- ----  ------------  -------   -------   --------  --------  -----------  ------------  ---------   ---------  ----------
LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
           2012                   0.10%     0.90%  $  11.60  $  16.77    3,808,452  $ 51,085,734       8.61%       9.48%       3.37%
           2011                   0.10%     0.90%     10.62     15.35    3,553,551    43,786,443       0.26%       1.07%       1.78%
           2010                   0.10%     0.90%     10.51     15.23    3,477,820    42,797,887      10.96%      11.85%       3.02%
           2009                   0.10%     0.90%      9.40     12.21    3,204,727    35,730,922      26.89%      27.91%       4.83%
           2008                   0.10%     0.90%      7.48      9.59    1,834,416    16,763,234     -27.27%     -26.98%       2.31%

LVIP SSGA BOND INDEX STANDARD CLASS
           2012                   0.10%     0.90%     11.34     12.72      383,241     4,624,829       2.92%       3.75%       2.63%
           2011                   0.10%     0.90%     11.10     12.26      319,937     3,788,259       6.43%       7.29%       3.41%
           2010                   0.10%     0.90%     10.74     11.42      259,019     2,894,922       5.01%       5.86%       2.23%
           2009                   0.10%     0.90%     10.65     10.79      144,657     1,548,064       3.59%       4.42%       2.61%
           2008      7/8/08       0.10%     0.90%     10.28     10.33       31,543       325,092      -0.05%       5.19%       1.07%

LVIP SSGA CONSERVATIVE INDEX ALLOCATION STANDARD CLASS
           2012                   0.10%     0.90%     11.66     11.87      115,067     1,228,984       8.12%       8.93%       5.25%
           2011     3/11/11       0.15%     0.90%     10.79     10.90        7,983        86,558       0.59%       2.87%       1.14%

LVIP SSGA CONSERVATIVE STRUCTURED ALLOCATION STANDARD CLASS
           2012                   0.10%     0.90%     11.55     11.77       37,182       432,819       7.38%       8.25%       4.42%
           2011                   0.10%     0.90%     10.78     10.78       23,785       257,620       2.03%       2.03%       0.77%
           2010     9/13/10       0.75%     0.75%     10.56     10.56        4,446        46,961       3.93%       3.93%       0.00%

LVIP SSGA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
           2012                   0.10%     0.90%      8.22     11.18       89,854       822,649      12.62%      13.52%       2.87%
           2011                   0.10%     0.90%      7.30      9.90       79,096       622,390     -12.92%     -12.22%       2.87%
           2010                   0.10%     0.90%      8.38     11.05       73,476       635,124       6.30%       7.15%       1.45%
           2009                   0.10%     0.90%      7.92      7.99       43,232       342,201      43.85%      44.58%       2.77%
           2008      8/6/08       0.10%     0.60%      5.51      5.53        3,225        17,772     -33.53%       9.84%       3.21%

LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
           2012                   0.10%     0.90%     12.38     14.40      656,497     8,883,829      11.64%      12.54%       2.54%
           2011                   0.10%     0.90%     11.06     12.80      657,768     8,198,088     -15.70%     -15.02%       2.60%
           2010                   0.10%     0.90%     14.66     15.06      671,908     9,953,782      26.63%      27.69%       1.48%
           2009                   0.10%     0.90%     11.65     11.80      341,217     3,992,695      88.19%      89.70%       3.23%
           2008     7/17/08       0.10%     0.90%      6.19      6.22       13,098        81,262     -38.85%       8.87%       1.27%

LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
           2012                   0.10%     0.90%      9.34     17.09      824,104     9,835,168      10.15%      11.04%       3.49%
           2011                   0.10%     0.90%      8.45     15.43      771,094     8,394,143      -0.68%       0.12%       1.34%
           2010                   0.10%     0.90%      8.49     15.45      714,702     7,683,337       7.76%       8.63%       1.07%
           2009                   0.10%     0.90%      7.85     11.20      669,393     6,656,614      29.62%      30.67%       7.05%
           2008                   0.10%     0.90%      6.04      8.60      488,017     3,869,571     -40.99%     -40.76%       0.69%

LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
           2012                   0.10%     0.90%      7.91     11.69      184,416     1,792,080      17.07%      18.01%       2.15%
           2011                   0.10%     0.90%      6.76      9.91      148,800     1,206,740     -13.17%     -12.47%       1.49%
           2010                   0.10%     0.90%      7.78     11.33      113,909     1,010,078       6.09%       6.94%       2.08%
           2009                   0.10%     0.90%      7.33      7.43       54,916       415,928      26.71%      27.74%       2.40%
           2008     6/12/08       0.10%     0.90%      5.79      5.82       10,531        61,056     -36.71%      14.39%       1.68%

LVIP SSGA LARGE CAP 100 STANDARD CLASS
           2012                   0.10%     0.90%     11.20     15.17      138,376     1,743,801      11.22%      12.11%       1.79%
           2011                   0.10%     0.90%     10.07     13.54      102,884     1,133,806       1.40%       2.22%       1.76%
           2010                   0.10%     0.90%      9.93     13.25       84,317       890,872      18.13%      19.07%       1.75%
           2009                   0.10%     0.90%      8.45      8.52       42,402       364,109      34.51%      35.21%       3.30%
           2008     6/26/08       0.10%     0.60%      6.28      6.30        2,965        18,632     -29.91%       7.07%       0.68%

LVIP SSGA MODERATE INDEX ALLOCATION STANDARD CLASS
           2012                   0.10%     0.60%     12.06     12.20      156,305     1,823,516      11.04%      11.59%       2.98%
           2011                   0.10%     0.60%     10.93     10.93       54,412       592,420      -0.37%      -0.37%       1.17%
           2010    10/21/10       0.15%     0.15%     10.97     10.97          526         5,774       2.18%       2.18%       0.00%

LVIP SSGA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
           2012                   0.15%     0.90%     11.81     12.02      291,990     3,426,187       9.55%      10.37%       4.78%
           2011                   0.15%     0.90%     10.78     10.82      129,455     1,402,428      -0.61%      -0.31%       0.36%
           2010    10/26/10       0.60%     0.90%     10.84     10.86        9,915       107,625       0.40%       1.82%       0.00%

                               MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)   RATE(2)   VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
---------- ----  ------------  -------   -------   --------  --------  -----------  ------------  ---------   ---------  ----------
LVIP SSGA MODERATELY AGGRESSIVE INDEX ALLOCATION STANDARD CLASS
           2012                   0.15%     0.90%  $  12.04  $  12.25      162,548  $  1,967,998      11.85%      12.69%       2.79%
           2011                   0.15%     0.90%     10.76     10.87      111,120     1,202,647      -3.43%      -2.70%       0.14%
           2010     10/4/10       0.15%     0.90%     11.14     11.17       15,837       176,918       1.41%       6.20%       0.00%

LVIP SSGA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
           2012                   0.10%     0.75%     12.09     12.27      266,777     3,221,074      10.56%      11.22%       5.07%
           2011                   0.15%     0.75%     10.94     11.03      128,002     1,407,170      -2.48%      -1.89%       0.30%
           2010     9/13/10       0.10%     0.75%     11.22     11.24        4,146        46,552       3.02%       8.77%       0.00%

LVIP SSGA S&P 500 INDEX STANDARD CLASS
           2012                   0.10%     0.90%     10.07     14.72    1,303,645    16,088,931      14.61%      15.53%       1.12%
           2011                   0.10%     0.90%      8.76     12.74      943,555    10,044,446       0.94%       1.75%       0.96%
           2010                   0.10%     0.90%      8.65     12.53      812,905     8,292,765      13.70%      14.61%       1.30%
           2009                   0.10%     0.90%      7.58      9.37      743,289     6,609,565      24.98%      25.99%       1.40%
           2008                   0.10%     0.90%      6.05      7.47      778,846     5,542,602     -37.76%     -37.51%       7.14%

LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
           2012                   0.10%     0.90%     10.21     15.03      331,876     3,761,965      14.85%      15.78%       0.70%
           2011                   0.10%     0.90%      8.89     12.98      318,392     3,108,916      -5.42%      -4.66%       0.38%
           2010                   0.10%     0.90%      9.40     13.63      274,935     2,740,961      25.06%      26.06%       0.54%
           2009                   0.10%     0.90%      7.52      8.59      263,354     2,015,464      24.88%      25.90%       0.82%
           2008                   0.10%     0.90%      6.02      6.06      182,279     1,104,658     -34.57%     -34.30%       2.30%

LVIP SSGA SMALL-MID CAP 200 STANDARD CLASS
           2012                   0.10%     0.90%     12.50     15.88      127,163     1,808,739      12.80%      13.71%       2.69%
           2011                   0.10%     0.90%     12.20     13.97      110,209     1,385,130      -3.11%      -2.31%       1.69%
           2010                   0.10%     0.90%     12.60     14.31      103,541     1,322,263      26.61%      27.63%       1.60%
           2009                   0.10%     0.90%     10.00     10.08       92,797       927,588      50.75%      51.52%       2.04%
           2008     8/18/08       0.10%     0.60%      6.63      6.65       15,366       101,903     -31.92%      10.21%       1.30%

LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
           2012                   0.10%     0.90%     10.78     15.31      360,152     4,335,781      17.25%      18.19%       0.00%
           2011                   0.10%     0.90%      9.20     12.96      218,798     2,185,887      -2.53%      -1.75%       0.00%
           2010                   0.10%     0.90%      9.44     13.19      168,532     1,674,243      15.69%      16.61%       0.00%
           2009                   0.10%     0.90%      8.16      8.52      137,077     1,138,377      41.80%      42.94%       0.00%
           2008                   0.10%     0.90%      5.75      5.79       97,116       561,686     -42.37%     -42.14%       0.50%

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
           2012                   0.10%     0.90%     11.82     22.85      187,473     2,997,458      15.26%      16.19%       0.00%
           2011                   0.10%     0.90%     10.23     19.72      143,932     2,047,300      -4.73%      -3.96%       0.00%
           2010                   0.10%     0.90%     10.67     20.58      154,912     2,343,261      27.22%      28.24%       0.00%
           2009                   0.10%     0.90%      8.39     12.89      163,611     1,929,193      45.03%      45.61%       0.11%
           2008                   0.50%     0.90%      5.77      8.87      126,954     1,040,570     -43.29%     -43.06%       0.00%

LVIP TEMPLETON GROWTH RPM STANDARD CLASS
           2012                   0.10%     0.90%      9.40     13.49      242,316     2,745,219      20.12%      21.09%       1.79%
           2011                   0.10%     0.90%      7.82     11.15      279,160     2,414,957      -3.96%      -3.19%       2.40%
           2010                   0.10%     0.90%      8.15     11.52      126,686     1,137,791       5.61%       6.46%       2.13%
           2009                   0.10%     0.90%      7.71      8.24       90,209       714,828      26.96%      27.98%       2.28%
           2008                   0.10%     0.90%      6.07      6.11       57,578       351,754     -38.32%     -38.07%       3.85%

LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
           2012                   0.10%     0.90%     10.05     17.99      547,840     7,666,006      15.35%      16.27%       0.00%
           2011                   0.10%     0.90%      8.69     15.51      555,902     6,810,512      -6.53%      -5.78%       0.24%
           2010                   0.10%     0.90%      9.22     16.50      479,355     6,220,660      10.35%      11.23%       0.78%
           2009                   0.10%     0.90%      8.45     12.04      542,063     5,390,532      37.28%      37.84%       0.83%
           2008                   0.50%     0.90%      6.15      8.74      659,165     4,315,071     -41.35%     -41.11%       0.71%

LVIP VANGUARD DOMESTIC EQUITY ETF STANDARD CLASS
           2012                   0.15%     0.90%     10.76     10.87      101,932     1,076,358      14.32%      15.00%       2.56%
           2011     6/27/11       0.15%     0.75%      9.41      9.45       13,231       124,684      -7.02%       7.94%       0.46%

LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
           2012                   0.15%     0.90%      9.95     10.05       81,438       824,498      18.46%      19.17%       5.42%
           2011     5/26/11       0.15%     0.75%      8.40      8.43       51,181       430,398     -17.94%       0.87%       0.00%

                               MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)   RATE(2)   VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
---------- ----  ------------  -------   -------   --------  --------  -----------  ------------  ---------   ---------  ----------
M BUSINESS OPPORTUNITY VALUE
           2012                   0.50%     0.90%  $   9.44  $  18.45      123,984  $  1,671,083      16.24%      16.70%       0.78%
           2011                   0.50%     0.90%      8.10     15.85      134,373     1,485,914      -4.99%      -4.59%       0.38%
           2010                   0.50%     0.90%      8.50     16.65      125,043     1,485,770       8.29%       8.73%       0.72%
           2009                   0.50%     0.90%      7.82     15.36      119,933     1,319,492      23.47%      23.96%       0.89%
           2008                   0.50%     0.90%      8.62     12.42      128,277     1,189,188     -35.07%     -34.81%       0.05%

M CAPITAL APPRECIATION
           2012                   0.50%     0.90%     11.64     25.68       63,264     1,165,279      16.38%      16.85%       0.33%
           2011                   0.50%     0.90%      9.97     22.03       66,157     1,070,037      -8.05%      -7.69%       0.00%
           2010                   0.50%     0.90%     10.81     23.92       59,359     1,052,242      25.87%      26.37%       0.20%
           2009                   0.50%     0.90%      8.57     18.98       61,913       856,666      47.27%      47.86%       0.04%
           2008                   0.50%     0.90%      9.16     12.87       62,565       614,808     -42.55%     -42.32%       0.00%

M INTERNATIONAL EQUITY
           2012                   0.50%     0.90%      7.86     20.76      150,073     1,992,462      19.60%      20.08%       2.05%
           2011                   0.50%     0.90%      6.55     17.33      175,588     1,825,836     -14.34%     -13.99%       3.35%
           2010                   0.50%     0.90%      7.63     20.20      160,569     2,013,710       3.67%       4.09%       3.10%
           2009                   0.50%     0.90%      7.34     19.46      168,632     2,133,646      24.16%      24.66%       2.45%
           2008                   0.50%     0.90%      9.43     15.65      165,195     1,744,066     -40.38%     -40.14%       3.44%

M LARGE CAP GROWTH
           2012                   0.50%     0.90%     11.10     20.05      137,793     2,155,606      18.24%      18.72%       0.05%
           2011                   0.50%     0.90%      9.36     16.93      123,217     1,657,902      -1.69%      -1.30%       0.00%
           2010                   0.50%     0.90%      9.49     17.20      125,381     1,734,733      21.96%      22.45%       0.37%
           2009                   0.50%     0.90%      7.76     14.08      138,771     1,566,643      36.17%      36.72%       0.69%
           2008                   0.50%     0.90%      7.88     10.32      161,889     1,381,095     -49.43%     -49.23%       0.02%

MFS VIT CORE EQUITY INITIAL CLASS
           2012                   0.35%     0.90%     13.00     18.82       54,398       742,626      15.19%      15.82%       0.70%
           2011                   0.35%     0.90%     11.86     16.25       75,094       923,920      -1.91%      -1.37%       0.89%
           2010                   0.35%     0.90%     12.09     13.55       62,336       796,038      16.17%      16.63%       1.14%
           2009                   0.50%     0.90%     10.41     11.62       69,112       747,668      31.25%      31.77%       1.69%
           2008                   0.50%     0.90%      7.93      8.82       66,579       550,044     -39.70%     -39.46%       0.83%

MFS VIT GROWTH INITIAL CLASS
           2012                   0.10%     0.90%     11.18     18.94      711,834    11,086,638      16.33%      17.27%       0.00%
           2011                   0.10%     0.90%      9.58     16.19      730,465     9,986,195      -1.22%      -0.42%       0.19%
           2010                   0.10%     0.90%      9.67     16.30      800,429    10,754,246      14.30%      15.22%       0.11%
           2009                   0.10%     0.90%      8.43     13.77      924,172    10,061,344      36.44%      37.54%       0.31%
           2008                   0.10%     0.90%      6.89     10.08    1,036,664     7,763,842     -37.98%     -37.73%       0.23%

MFS VIT TOTAL RETURN INITIAL CLASS
           2012                   0.10%     0.90%     10.80     18.21    1,788,430    25,173,336      10.26%      11.14%       2.78%
           2011                   0.10%     0.90%      9.76     16.99    1,802,273    23,791,748       0.86%       1.67%       2.61%
           2010                   0.10%     0.90%      9.65     16.83    1,882,719    25,530,082       8.95%       9.82%       2.74%
           2009                   0.10%     0.90%      8.83     15.43    1,931,371    24,571,274      16.97%      17.91%       3.60%
           2008                   0.10%     1.00%      7.53     13.18    1,989,435    22,162,954     -22.91%     -22.52%       3.13%

MFS VIT UTILITIES INITIAL CLASS
           2012                   0.10%     0.90%     11.13     33.51    1,318,872    24,412,995      12.47%      13.37%       6.64%
           2011                   0.10%     0.90%      9.82     29.75    1,332,632    23,644,315       5.83%       6.68%       3.18%
           2010                   0.10%     0.90%      9.21     28.07    1,255,645    23,150,710      12.79%      13.69%       3.19%
           2009                   0.10%     0.90%      8.10     24.85    1,301,366    23,080,444      32.02%      33.09%       5.07%
           2008                   0.10%     0.90%      6.57     18.79    1,185,852    16,999,209     -38.23%     -37.98%       1.53%

NB AMT LARGE CAP VALUE I CLASS
           2012                   0.35%     0.90%     11.63     20.56       80,722     1,427,717      15.55%      16.19%       0.37%
           2011                   0.35%     0.90%     13.46     17.69      119,716     1,646,245     -12.15%     -11.67%       0.00%
           2010                   0.35%     0.90%     13.01     20.03      127,867     2,045,525      14.63%      15.26%       0.69%
           2009                   0.35%     0.90%     11.33     13.36      159,495     2,004,659      54.68%      54.91%       2.65%
           2008                   0.75%     0.90%      7.32      8.64      179,902     1,390,359     -52.82%     -52.75%       0.55%

NB AMT MID CAP GROWTH I CLASS
           2012                   0.35%     0.90%     13.45     19.86      957,732    16,546,098      11.41%      12.02%       0.00%
           2011                   0.35%     0.90%     13.19     17.73      996,401    15,947,901      -0.43%       0.12%       0.00%
           2010                   0.35%     1.00%     13.22     17.79    1,041,517    16,681,877      27.81%      28.65%       0.00%
           2009                   0.35%     1.00%     10.32     13.92    1,173,515    14,464,263      30.29%      30.95%       0.00%
           2008                   0.50%     1.00%      7.90     10.68    1,346,375    12,519,070     -43.94%     -43.65%       0.00%

                               MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM   INVESTMENT
                 COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR    DATE(1)     RATE(2)   RATE(2)   VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
---------- ----  ------------  -------   -------   --------  --------  -----------  ------------  ---------   ---------  ----------
NB AMT MID CAP INTRINSIC VALUE I CLASS
           2012                   0.35%     0.90%  $  12.47  $  22.31      331,801  $  5,320,440      14.49%      15.13%       0.59%
           2011                   0.35%     0.90%     12.03     19.38      357,523     5,363,391      -7.34%      -6.82%       0.64%
           2010                   0.35%     0.90%     12.93     20.80      353,422     5,816,330      25.05%      25.74%       0.72%
           2009                   0.35%     0.90%     10.30     15.00      413,860     5,457,294      45.25%      45.83%       1.76%
           2008                   0.50%     0.90%      7.06     10.31      487,229     4,390,313     -46.31%     -46.09%       1.21%

PIMCO VIT COMMODITYREALRETURN STRATEGY ADMINISTRATIVE CLASS
           2012                   0.10%     0.90%     12.11     15.27      586,909     8,122,633       4.45%       5.29%       2.81%
           2011                   0.10%     0.90%     11.56     14.50      498,568     6,798,366      -8.39%      -7.65%      14.63%
           2010                   0.10%     0.90%     14.08     15.70      250,242     3,807,483      23.41%      24.40%      15.69%
           2009      6/2/2009     0.10%     0.90%     11.32     12.62       95,811     1,205,442       0.95%      29.64%       7.47%

PREMIER VIT OPCAP MANAGED CLASS I
           2009                   0.80%     0.80%     11.46     11.46       37,704       432,006      23.71%      23.71%       2.42%
           2008                   0.80%     0.80%      9.26      9.26       44,097       408,419     -30.32%     -30.32%       3.07%

PUTNAM VT GLOBAL HEALTH CARE CLASS IB
           2012                   0.35%     0.90%     12.69     15.73      123,068     1,757,169      21.17%      21.84%       1.31%
           2011                   0.35%     0.90%     11.39     12.91      140,227     1,716,635      -2.06%      -1.52%       0.83%
           2010                   0.35%     0.90%     11.63     13.11      150,113     1,872,702       1.55%       2.11%       1.90%
           2009                   0.35%     0.90%     11.45     12.82      164,445     2,008,787      24.87%      25.06%       0.00%
           2008                   0.75%     0.90%      9.17     10.25      204,538     1,979,911     -17.82%     -17.69%       0.00%

PUTNAM VT GROWTH & INCOME CLASS IB
           2012                   0.35%     0.90%     12.54     17.66      100,212     1,282,447      18.07%      18.72%       1.69%
           2011                   0.35%     0.90%     10.62     14.87      101,825     1,122,227      -5.50%      -4.97%       1.22%
           2010                   0.35%     0.90%     11.24     15.65       98,810     1,149,210      13.35%      13.98%       1.51%
           2009                   0.35%     0.90%      9.91     10.34       96,629       985,424      28.65%      28.84%       4.38%
           2008                   0.75%     0.90%      7.70      8.02      194,104     1,523,353     -39.25%     -39.16%       2.14%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2012:

                                                                                                   AGGREGATE    AGGREGATE
                                                                                                    COST OF     PROCEEDS
                                                                                                   PURCHASES   FROM SALES
                                                                                                  -----------  -----------
ABVPSF Global Thematic Growth Class A                                                             $   401,783  $   345,340
ABVPSF Growth and Income Class A                                                                    1,708,220    1,863,593
ABVPSF International Value Class A                                                                    952,882      629,262
ABVPSF Large Cap Growth Class A                                                                       289,985      526,762
ABVPSF Small/Mid Cap Value Class A                                                                  1,617,635    1,792,438
American Century VP Inflation Protection Class I                                                    2,653,685    2,496,296
American Funds Global Growth Class 2                                                                1,650,195    1,842,752
American Funds Global Small Capitalization Class 2                                                  2,492,022    3,143,182
American Funds Growth Class 2                                                                       4,175,004   10,136,795
American Funds Growth-Income Class 2                                                                5,721,304    8,731,703
American Funds International Class 2                                                                6,124,451    3,957,090
BlackRock Global Allocation V.I. Class I                                                            9,574,876    1,663,100
Delaware VIP Diversified Income Standard Class                                                      7,427,575    3,574,727
Delaware VIP Emerging Markets Standard Class                                                        3,571,759    2,635,405
Delaware VIP High Yield Standard Class                                                              5,925,405    4,355,956
Delaware VIP Limited-Term Diversified Income Standard Class                                         6,606,011    2,993,131
Delaware VIP REIT Standard Class                                                                    2,818,433    4,582,935
Delaware VIP Small Cap Value Standard Class                                                         4,583,462    5,076,639
Delaware VIP Smid Cap Growth Standard Class                                                         3,825,408    2,565,886
Delaware VIP U.S. Growth Standard Class                                                             1,523,351      186,429
Delaware VIP Value Standard Class                                                                   3,172,991    2,415,618
DWS Alternative Asset Allocation VIP Class A                                                        1,807,083      554,788
DWS Equity 500 Index VIP Class A                                                                    2,802,237    6,989,859
DWS Small Cap Index VIP Class A                                                                       455,662      987,188
Fidelity VIP Asset Manager Initial Class                                                               41,961      127,794
Fidelity VIP Contrafund Service Class                                                               6,191,164    5,929,037
Fidelity VIP Equity-Income Initial Class                                                              289,007      521,165
Fidelity VIP Equity-Income Service Class                                                              862,255      684,570
Fidelity VIP Growth Service Class                                                                     886,647    1,826,590
Fidelity VIP Growth Opportunities Service Class                                                       171,897      361,064
Fidelity VIP High Income Service Class                                                                351,023      247,917
Fidelity VIP Investment Grade Bond Initial Class                                                      190,673      463,944
Fidelity VIP Mid Cap Service Class                                                                  3,931,155    1,287,089
Fidelity VIP Overseas Service Class                                                                   687,670      547,710
FTVIPT Franklin Income Securities Class 1                                                           4,468,775    1,776,528
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                                             1,357,102      981,929
FTVIPT Mutual Shares Securities Class 1                                                             2,689,036      518,668
FTVIPT Templeton Foreign Securities Class 1                                                           131,858      425,187
FTVIPT Templeton Foreign Securities Class 2                                                           532,900      596,789
FTVIPT Templeton Global Bond Securities Class 1                                                     4,400,102    2,479,683
FTVIPT Templeton Growth Securities Class 1                                                            411,897      713,500
FTVIPT Templeton Growth Securities Class 2                                                            102,999      394,258
Invesco V.I. Capital Appreciation Series I                                                            145,249   11,557,481
Invesco V.I. Core Equity Series I                                                                     612,994    1,642,542
Invesco V.I. Diversified Income Series I                                                               67,279      124,379
Invesco V.I. International Growth Series I                                                            488,878      851,203
Invesco Van Kampen V.I. American Franchise Series I                                                11,235,744      909,279
Janus Aspen Series Balanced Institutional Class                                                     1,652,721    1,297,599
Janus Aspen Series Balanced Service Class                                                           1,060,851    2,030,627
Janus Aspen Series Enterprise Service Class                                                           172,464      458,052
Janus Aspen Series Global Technology Service Class                                                    111,729      147,572
Janus Aspen Series Worldwide Institutional Class                                                      419,267      827,330
Janus Aspen Series Worldwide Service Class                                                            130,332      204,163
LVIP Baron Growth Opportunities Standard Class                                                        174,111      249,804
LVIP Baron Growth Opportunities Service Class                                                       1,335,419    1,403,679
LVIP BlackRock Equity Dividend RPM Standard Class                                                     660,345    1,114,359
LVIP BlackRock Inflation Protected Bond Standard Class                                              3,802,138      304,734
LVIP Capital Growth Standard Class                                                                    979,289      127,904

                                                                                                   AGGREGATE    AGGREGATE
                                                                                                    COST OF     PROCEEDS
                                                                                                   PURCHASES   FROM SALES
                                                                                                  -----------  -----------
LVIP Clarion Global Real Estate Standard Class                                                    $ 1,322,686  $   445,833
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                               2,373,691    1,872,538
LVIP Delaware Bond Standard Class                                                                  11,990,513    4,742,879
LVIP Delaware Diversified Floating Rate Standard Class                                              1,507,961      819,437
LVIP Delaware Foundation Aggressive Allocation Standard Class                                         618,306      851,292
LVIP Delaware Growth and Income Standard Class                                                        296,250      258,463
LVIP Delaware Social Awareness Standard Class                                                         511,440      482,068
LVIP Delaware Special Opportunities Standard Class                                                  1,033,826    1,953,035
LVIP Dimensional Non-U.S. Equity Standard Class                                                       867,833      433,098
LVIP Dimensional U.S. Equity Standard Class                                                           675,308      357,285
LVIP Dimensional/Vanguard Total Bond Standard Class                                                 2,137,515      467,378
LVIP Global Income Standard Class                                                                   2,253,991      430,852
LVIP JPMorgan High Yield Standard Class                                                             4,050,078      816,099
LVIP JPMorgan Mid Cap Value RPM Standard Class                                                        363,737      105,149
LVIP MFS International Growth Standard Class                                                        1,033,216      345,393
LVIP MFS Value Standard Class                                                                       3,427,043      480,730
LVIP Mid-Cap Value Standard Class                                                                     416,475      209,758
LVIP Mondrian International Value Standard Class                                                    2,249,172    2,926,653
LVIP Money Market Standard Class                                                                   50,694,106   46,595,325
LVIP Protected Profile 2010 Standard Class                                                             22,167      169,216
LVIP Protected Profile 2020 Standard Class                                                            169,869      265,533
LVIP Protected Profile 2030 Standard Class                                                            588,510      265,259
LVIP Protected Profile 2040 Standard Class                                                            278,202      920,601
LVIP Protected Profile Conservative Standard Class                                                  7,318,594    2,529,501
LVIP Protected Profile Growth Standard Class                                                       10,072,445    3,802,081
LVIP Protected Profile Moderate Standard Class                                                      8,167,647    3,649,457
LVIP SSgA Bond Index Standard Class                                                                 1,751,975      941,785
LVIP SSgA Conservative Index Allocation Standard Class                                              1,214,500       76,071
LVIP SSgA Conservative Structured Allocation Standard Class                                           494,978      335,382
LVIP SSgA Developed International 150 Standard Class                                                  251,047      135,790
LVIP SSgA Emerging Markets 100 Standard Class                                                       2,700,729    1,974,345
LVIP SSgA Global Tactical Allocation RPM Standard Class                                             2,065,374    1,255,003
LVIP SSgA International Index Standard Class                                                          477,059      117,285
LVIP SSgA Large Cap 100 Standard Class                                                                725,676      255,163
LVIP SSgA Moderate Index Allocation Standard Class                                                  1,646,927      482,559
LVIP SSgA Moderate Structured Allocation Standard Class                                             1,681,861      309,594
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                                       977,094      362,927
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                                2,183,989      485,805
LVIP SSgA S&P 500 Index Standard Class                                                              7,049,455    2,727,557
LVIP SSgA Small-Cap Index Standard Class                                                              797,556      617,583
LVIP SSgA Small-Mid Cap 200 Standard Class                                                            766,287      375,872
LVIP T. Rowe Price Growth Stock Standard Class                                                      2,092,987      391,052
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                         1,190,546      524,812
LVIP Templeton Growth RPM Standard Class                                                            1,013,738    1,179,739
LVIP UBS Large Cap Growth RPM Standard Class                                                        1,129,656    1,474,907
LVIP Vanguard Domestic Equity ETF Standard Class                                                    1,169,454      259,170
LVIP Vanguard International Equity ETF Standard Class                                                 495,298      176,977
M Business Opportunity Value                                                                          532,947      570,088
M Capital Appreciation                                                                                311,735      317,846
M International Equity                                                                                526,527      671,842
M Large Cap Growth                                                                                    557,280      377,792
MFS VIT Core Equity Initial Class                                                                      46,716      359,149
MFS VIT Growth Initial Class                                                                        1,100,377    1,688,123
MFS VIT Total Return Initial Class                                                                  1,628,644    2,249,200
MFS VIT Utilities Initial Class                                                                     3,430,056    4,136,273
NB AMT Large Cap Value I Class                                                                        103,274      566,026
NB AMT Mid Cap Growth I Class                                                                         605,599    1,962,747
NB AMT Mid Cap Intrinsic Value I Class                                                              1,619,770    1,025,614
PIMCO VIT CommodityRealReturn Strategy Administrative Class                                         2,339,049      959,496
Putnam VT Global Health Care Class IB                                                                 274,909      417,768
Putnam VT Growth & Income Class IB                                                                    121,001      151,834

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2012:

                                                                                         NET
                                                                           SHARES       ASSET     FAIR VALUE
                                                                           OWNED        VALUE      OF SHARES   COST OF SHARES
                                                                        -----------  -----------  -----------  ---------------
ABVPSF Global Thematic Growth Class A                                       158,321  $     16.88  $ 2,672,460  $     2,557,116
ABVPSF Growth and Income Class A                                            678,331        20.88   14,163,544       13,287,925
ABVPSF International Value Class A                                          595,712        12.96    7,720,432        9,003,323
ABVPSF Large Cap Growth Class A                                              68,359        31.17    2,130,739        1,840,737
ABVPSF Small/Mid Cap Value Class A                                          828,373        17.67   14,637,349       12,845,604
American Century VP Inflation Protection Class I                          1,433,053        12.05   17,268,289       15,917,421
American Funds Global Growth Class 2                                        870,489        23.44   20,404,251       17,941,635
American Funds Global Small Capitalization Class 2                        1,273,346        19.86   25,288,646       23,909,659
American Funds Growth Class 2                                             1,804,820        60.45  109,101,390       93,849,898
American Funds Growth-Income Class 2                                      2,342,028        38.24   89,559,149       80,414,911
American Funds International Class 2                                      3,146,619        17.62   55,443,434       53,599,815
BlackRock Global Allocation V.I. Class I                                  1,749,083        16.10   28,160,229       27,381,433
Delaware VIP Diversified Income Standard Class                            3,036,026        11.07   33,608,804       32,413,691
Delaware VIP Emerging Markets Standard Class                              1,415,947        19.84   28,092,396       26,216,258
Delaware VIP High Yield Standard Class                                    3,495,271         6.11   21,356,106       19,748,593
Delaware VIP Limited-Term Diversified Income Standard Class               1,078,942        10.12   10,918,890       10,910,811
Delaware VIP REIT Standard Class                                          2,264,512        12.06   27,310,010       24,818,819
Delaware VIP Small Cap Value Standard Class                               1,140,743        33.14   37,804,239       32,571,979
Delaware VIP Smid Cap Growth Standard Class                                 896,896        24.37   21,857,345       19,761,062
Delaware VIP U.S. Growth Standard Class                                     365,985        10.17    3,722,073        3,170,685
Delaware VIP Value Standard Class                                           810,167        19.88   16,106,119       14,347,199
DWS Alternative Asset Allocation VIP Class A                                294,202        13.90    4,089,401        3,990,296
DWS Equity 500 Index VIP Class A                                          2,472,883        15.01   37,117,980       31,570,906
DWS Small Cap Index VIP Class A                                             735,360        13.56    9,971,487        8,785,764
Fidelity VIP Asset Manager Initial Class                                     47,585        15.17      721,861          699,016
Fidelity VIP Contrafund Service Class                                     2,356,149        26.36   62,108,089       57,018,671
Fidelity VIP Equity-Income Initial Class                                    105,312        19.94    2,099,925        2,021,102
Fidelity VIP Equity-Income Service Class                                    302,870        19.87    6,018,029        6,199,002
Fidelity VIP Growth Service Class                                           169,809        41.95    7,123,502        6,189,941
Fidelity VIP Growth Opportunities Service Class                             129,239        21.76    2,812,248        2,056,311
Fidelity VIP High Income Service Class                                      282,727         5.78    1,634,162        1,601,109
Fidelity VIP Investment Grade Bond Initial Class                            111,535        13.06    1,456,648        1,462,251
Fidelity VIP Mid Cap Service Class                                          568,787        30.39   17,285,428       16,903,352
Fidelity VIP Overseas Service Class                                         359,844        16.02    5,764,698        5,990,606
FTVIPT Franklin Income Securities Class 1                                   871,593        15.47   13,483,548       12,896,567
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                     493,431        21.87   10,791,341        9,912,125
FTVIPT Mutual Shares Securities Class 1                                     738,029        17.45   12,878,608       11,904,859
FTVIPT Templeton Foreign Securities Class 1                                 112,085        14.63    1,639,809        1,597,956
FTVIPT Templeton Foreign Securities Class 2                                 283,511        14.37    4,074,048        3,765,415
FTVIPT Templeton Global Bond Securities Class 1                             692,293        20.00   13,845,865       12,838,813
FTVIPT Templeton Growth Securities Class 1                                  572,779        12.16    6,964,998        6,545,692
FTVIPT Templeton Growth Securities Class 2                                  102,745        11.97    1,229,862        1,121,279
Invesco V.I. Core Equity Series I                                           496,666        30.14   14,969,519       12,799,615
Invesco V.I. Diversified Income Series I                                    103,782         6.54      678,732          647,896
Invesco V.I. International Growth Series I                                  192,639        30.03    5,784,952        4,955,036
Invesco Van Kampen V.I. American Franchise Series I                         276,626        36.28   10,035,983       10,257,186
Janus Aspen Series Balanced Institutional Class                             385,931        27.17   10,485,756       10,241,845
Janus Aspen Series Balanced Service Class                                   255,501        28.42    7,261,347        7,029,260
Janus Aspen Series Enterprise Service Class                                  75,403        43.18    3,255,904        2,410,181
Janus Aspen Series Global Technology Service Class                          235,950         6.16    1,453,454        1,156,678
Janus Aspen Series Worldwide Institutional Class                            295,489        30.74    9,083,323        8,194,154
Janus Aspen Series Worldwide Service Class                                   69,969        30.32    2,121,468        1,859,812
LVIP Baron Growth Opportunities Standard Class                               19,489        35.53      692,375          577,976
LVIP Baron Growth Opportunities Service Class                               247,401        35.08    8,679,821        7,032,350
LVIP BlackRock Equity Dividend RPM Standard Class                           341,312        14.98    5,111,825        4,468,566
LVIP BlackRock Inflation Protected Bond Standard Class                      623,841        11.48    7,161,699        6,915,417
LVIP Capital Growth Standard Class                                          105,504        27.75    2,927,534        2,617,647
LVIP Clarion Global Real Estate Standard Class                              806,014         8.50    6,848,704        5,375,454

                                                                                         NET
                                                                           SHARES       ASSET     FAIR VALUE
                                                                           OWNED        VALUE      OF SHARES   COST OF SHARES
                                                                        -----------  -----------  -----------  ---------------
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                       238,163  $     11.11  $ 2,645,278  $     2,585,777
LVIP Delaware Bond Standard Class                                         5,447,360        14.21   77,417,885       74,155,736
LVIP Delaware Diversified Floating Rate Standard Class                      198,135        10.14    2,008,292        2,008,854
LVIP Delaware Foundation Aggressive Allocation Standard Class               242,107        13.19    3,194,364        3,037,777
LVIP Delaware Growth and Income Standard Class                               67,643        33.04    2,234,715        1,970,119
LVIP Delaware Social Awareness Standard Class                                98,156        32.54    3,193,499        2,911,538
LVIP Delaware Special Opportunities Standard Class                           81,647        34.13    2,786,218        2,842,572
LVIP Dimensional Non-U.S. Equity Standard Class                              98,803         9.20      909,184          845,558
LVIP Dimensional U.S. Equity Standard Class                                  95,664        10.72    1,025,037          917,728
LVIP Dimensional/Vanguard Total Bond Standard Class                         229,348        10.69    2,451,269        2,442,031
LVIP Global Income Standard Class                                           417,866        11.80    4,932,496        4,840,101
LVIP JPMorgan High Yield Standard Class                                     489,772        11.12    5,447,733        5,315,668
LVIP JPMorgan Mid Cap Value RPM Standard Class                              106,071        11.78    1,249,733        1,083,808
LVIP MFS International Growth Standard Class                                345,598        12.94    4,470,309        4,063,323
LVIP MFS Value Standard Class                                               452,835        25.80   11,681,791       10,294,222
LVIP Mid-Cap Value Standard Class                                           150,759        15.90    2,396,615        1,985,973
LVIP Mondrian International Value Standard Class                            966,298        15.24   14,729,285       15,393,378
LVIP Money Market Standard Class                                          5,711,743        10.00   57,117,427       57,117,426
LVIP Protected Profile 2010 Standard Class                                   27,730        11.26      312,207          273,649
LVIP Protected Profile 2020 Standard Class                                   84,798        10.79      914,798          788,419
LVIP Protected Profile 2030 Standard Class                                  160,994        10.63    1,710,879        1,552,881
LVIP Protected Profile 2040 Standard Class                                  361,775        10.01    3,621,007        3,144,659
LVIP Protected Profile Conservative Standard Class                        1,043,213        12.85   13,405,283       12,714,049
LVIP Protected Profile Growth Standard Class                              4,528,971        11.90   53,903,816       50,971,662
LVIP Protected Profile Moderate Standard Class                            4,061,533        12.56   51,020,983       46,155,094
LVIP SSgA Bond Index Standard Class                                         399,866        11.57    4,626,849        4,477,610
LVIP SSgA Conservative Index Allocation Standard Class                      107,679        11.40    1,227,972        1,227,074
LVIP SSgA Conservative Structured Allocation Standard Class                  38,861        11.14      432,833          426,105
LVIP SSgA Developed International 150 Standard Class                        100,999         8.10      817,791          779,247
LVIP SSgA Emerging Markets 100 Standard Class                               848,512        10.45    8,864,410        9,491,573
LVIP SSgA Global Tactical Allocation RPM Standard Class                     896,016        10.95    9,812,273        9,540,302
LVIP SSgA International Index Standard Class                                225,236         7.94    1,788,822        1,662,380
LVIP SSgA Large Cap 100 Standard Class                                      150,752        11.49    1,732,446        1,546,278
LVIP SSgA Moderate Index Allocation Standard Class                          156,579        11.64    1,822,269        1,744,235
LVIP SSgA Moderate Structured Allocation Standard Class                     255,287        11.28    2,878,621        2,809,574
LVIP SSgA Moderately Aggressive Index Allocation Standard Class             167,722        11.65    1,954,637        1,843,614
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class        282,386        11.41    3,221,181        3,125,915
LVIP SSgA S&P 500 Index Standard Class                                    1,572,305        10.19   16,023,362       14,007,153
LVIP SSgA Small-Cap Index Standard Class                                    191,824        19.60    3,759,169        2,986,085
LVIP SSgA Small-Mid Cap 200 Standard Class                                  143,226        12.63    1,808,804        1,671,819
LVIP T. Rowe Price Growth Stock Standard Class                              209,735        20.63    4,326,202        3,822,410
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                 191,059        15.69    2,997,332        2,604,946
LVIP Templeton Growth RPM Standard Class                                     95,473        28.74    2,743,427        2,411,130
LVIP UBS Large Cap Growth RPM Standard Class                                325,603        23.55    7,667,953        6,514,403
LVIP Vanguard Domestic Equity ETF Standard Class                            103,290        10.39    1,073,596        1,044,466
LVIP Vanguard International Equity ETF Standard Class                        89,751         9.14      820,238          795,162
M Business Opportunity Value                                                146,080        11.44    1,671,155        1,540,871
M Capital Appreciation                                                       49,843        23.38    1,165,332        1,120,458
M International Equity                                                      172,217        11.57    1,992,549        2,239,983
M Large Cap Growth                                                          112,276        19.20    2,155,704        1,781,186
MFS VIT Core Equity Initial Class                                            42,006        17.68      742,658          649,039
MFS VIT Growth Initial Class                                                384,224        28.83   11,077,175        8,668,633
MFS VIT Total Return Initial Class                                        1,252,617        20.05   25,114,975       23,551,469
MFS VIT Utilities Initial Class                                             882,030        27.63   24,370,478       21,772,422
NB AMT Large Cap Value I Class                                              122,983        11.60    1,426,604        1,346,572
NB AMT Mid Cap Growth I Class                                               534,114        30.97   16,541,522       12,264,261
NB AMT Mid Cap Intrinsic Value I Class                                      439,803        12.09    5,317,219        5,797,714
PIMCO VIT CommodityRealReturn Strategy Administrative Class               1,132,538         7.13    8,074,997        9,105,473
Putnam VT Global Health Care Class IB                                       135,999        12.92    1,757,113        1,609,851
Putnam VT Growth & Income Class IB                                           71,490        17.93    1,281,821        1,261,027

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2012, is as follows:

                                                                           UNITS         UNITS     NET INCREASE
                                                                          ISSUED       REDEEMED     (DECREASE)
                                                                        -----------  -----------  -------------
ABVPSF Global Thematic Growth Class A                                        39,517      (31,076)          8,441
ABVPSF Growth and Income Class A                                            122,016     (131,384)         (9,368)
ABVPSF International Value Class A                                          120,567      (90,250)         30,317
ABVPSF Large Cap Growth Class A                                              23,460      (36,298)        (12,838)
ABVPSF Small/Mid Cap Value Class A                                          122,362      (86,555)         35,807
American Century VP Inflation Protection Class I                            138,555     (162,695)        (24,140)
American Funds Global Growth Class 2                                        126,075     (118,525)          7,550
American Funds Global Small Capitalization Class 2                          255,609     (164,334)         91,275
American Funds Growth Class 2                                               348,665     (568,276)       (219,611)
American Funds Growth-Income Class 2                                        442,995     (559,276)       (116,281)
American Funds International Class 2                                        551,459     (207,438)        344,021
BlackRock Global Allocation V.I. Class I                                    843,375     (129,050)        714,325
Delaware VIP Diversified Income Standard Class                              484,292     (226,236)        258,056
Delaware VIP Emerging Markets Standard Class                                336,914     (150,513)        186,401
Delaware VIP High Yield Standard Class                                      340,593     (227,807)        112,786
Delaware VIP Limited-Term Diversified Income Standard Class                 578,904     (268,039)        310,865
Delaware VIP REIT Standard Class                                            251,009     (210,092)         40,917
Delaware VIP Small Cap Value Standard Class                                 246,364     (235,280)         11,084
Delaware VIP Smid Cap Growth Standard Class                                 184,805     (107,960)         76,845
Delaware VIP U.S. Growth Standard Class                                     110,091      (12,311)         97,780
Delaware VIP Value Standard Class                                           228,602     (153,143)         75,459
DWS Alternative Asset Allocation VIP Class A                                153,961      (45,957)        108,004
DWS Equity 500 Index VIP Class A                                            167,884     (476,178)       (308,294)
DWS Small Cap Index VIP Class A                                              48,724      (53,497)         (4,773)
Fidelity VIP Asset Manager Initial Class                                      1,925       (8,840)         (6,915)
Fidelity VIP Contrafund Service Class                                       507,507     (344,717)        162,790
Fidelity VIP Equity-Income Initial Class                                      6,094      (32,928)        (26,834)
Fidelity VIP Equity-Income Service Class                                     37,223      (43,170)         (5,947)
Fidelity VIP Growth Service Class                                            65,201     (137,380)        (72,179)
Fidelity VIP Growth Opportunities Service Class                              12,285      (25,081)        (12,796)
Fidelity VIP High Income Service Class                                       17,419      (15,247)          2,172
Fidelity VIP Investment Grade Bond Initial Class                              9,932      (35,129)        (25,197)
Fidelity VIP Mid Cap Service Class                                          202,345      (93,483)        108,862
Fidelity VIP Overseas Service Class                                          52,327      (39,647)         12,680
FTVIPT Franklin Income Securities Class 1                                   319,451     (140,976)        178,475
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                      75,976      (50,753)         25,223
FTVIPT Mutual Shares Securities Class 1                                     221,025      (49,973)        171,052
FTVIPT Templeton Foreign Securities Class 1                                   6,531      (32,138)        (25,607)
FTVIPT Templeton Foreign Securities Class 2                                  30,637      (40,160)         (9,523)
FTVIPT Templeton Global Bond Securities Class 1                             281,459     (132,753)        148,706
FTVIPT Templeton Growth Securities Class 1                                   32,664      (49,099)        (16,435)
FTVIPT Templeton Growth Securities Class 2                                    5,229      (26,724)        (21,495)
Invesco V.I. Capital Appreciation Series I                                   14,107     (992,488)       (978,381)
Invesco V.I. Core Equity Series I                                            45,652     (119,374)        (73,722)
Invesco V.I. Diversified Income Series I                                      2,617       (8,767)         (6,150)
Invesco V.I. International Growth Series I                                   40,555      (48,122)         (7,567)
Invesco Van Kampen V.I. American Franchise Series I                         975,171      (76,367)        898,804
Janus Aspen Series Balanced Institutional Class                              37,831      (75,610)        (37,779)
Janus Aspen Series Balanced Service Class                                   144,704     (158,764)        (14,060)
Janus Aspen Series Enterprise Service Class                                  20,691      (21,064)           (373)
Janus Aspen Series Global Technology Service Class                           10,983      (13,437)         (2,454)
Janus Aspen Series Worldwide Institutional Class                             27,333      (58,148)        (30,815)
Janus Aspen Series Worldwide Service Class                                   11,292      (18,170)         (6,878)
LVIP Baron Growth Opportunities Standard Class                                9,863      (16,145)         (6,282)
LVIP Baron Growth Opportunities Service Class                                64,907      (82,343)        (17,436)
LVIP BlackRock Equity Dividend RPM Standard Class                            54,856      (73,363)        (18,507)
LVIP BlackRock Inflation Protected Bond Standard Class                      316,815      (25,554)        291,261
LVIP Capital Growth Standard Class                                           80,985      (11,019)         69,966
LVIP Clarion Global Real Estate Standard Class                              125,188      (56,453)         68,735

                                                                           UNITS         UNITS     NET INCREASE
                                                                          ISSUED       REDEEMED     (DECREASE)
                                                                        -----------  -----------  -------------
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                       215,594     (186,423)         29,171
LVIP Delaware Bond Standard Class                                           988,574     (251,083)        737,491
LVIP Delaware Diversified Floating Rate Standard Class                      147,332      (81,562)         65,770
LVIP Delaware Foundation Aggressive Allocation Standard Class                50,825      (61,952)        (11,127)
LVIP Delaware Growth and Income Standard Class                               23,015      (20,361)          2,654
LVIP Delaware Social Awareness Standard Class                                24,307      (31,027)         (6,720)
LVIP Delaware Special Opportunities Standard Class                           64,518     (185,717)       (121,199)
LVIP Dimensional Non-U.S. Equity Standard Class                              92,653      (46,616)         46,037
LVIP Dimensional U.S. Equity Standard Class                                  64,096      (33,298)         30,798
LVIP Dimensional/Vanguard Total Bond Standard Class                         195,766      (44,145)        151,621
LVIP Global Income Standard Class                                           186,630      (35,702)        150,928
LVIP JPMorgan High Yield Standard Class                                     322,634      (68,500)        254,134
LVIP JPMorgan Mid Cap Value RPM Standard Class                               32,456      (10,785)         21,671
LVIP MFS International Growth Standard Class                                 91,573      (37,129)         54,444
LVIP MFS Value Standard Class                                               288,705      (48,243)        240,462
LVIP Mid-Cap Value Standard Class                                            35,194      (20,567)         14,627
LVIP Mondrian International Value Standard Class                            189,982     (194,064)         (4,082)
LVIP Money Market Standard Class                                          5,087,274   (4,556,848)        530,426
LVIP Protected Profile 2010 Standard Class                                    2,179      (13,021)        (10,842)
LVIP Protected Profile 2020 Standard Class                                   12,943      (23,490)        (10,547)
LVIP Protected Profile 2030 Standard Class                                   51,584      (25,072)         26,512
LVIP Protected Profile 2040 Standard Class                                   21,552      (87,907)        (66,355)
LVIP Protected Profile Conservative Standard Class                          616,030     (207,915)        408,115
LVIP Protected Profile Growth Standard Class                                752,503     (285,428)        467,075
LVIP Protected Profile Moderate Standard Class                              518,848     (263,947)        254,901
LVIP SSgA Bond Index Standard Class                                         140,643      (77,339)         63,304
LVIP SSgA Conservative Index Allocation Standard Class                      113,659       (6,575)        107,084
LVIP SSgA Conservative Structured Allocation Standard Class                  42,868      (29,471)         13,397
LVIP SSgA Developed International 150 Standard Class                         27,686      (16,928)         10,758
LVIP SSgA Emerging Markets 100 Standard Class                               144,385     (145,656)         (1,271)
LVIP SSgA Global Tactical Allocation RPM Standard Class                     162,843     (109,833)         53,010
LVIP SSgA International Index Standard Class                                 49,372      (13,756)         35,616
LVIP SSgA Large Cap 100 Standard Class                                       57,341      (21,849)         35,492
LVIP SSgA Moderate Index Allocation Standard Class                          144,783      (42,890)        101,893
LVIP SSgA Moderate Structured Allocation Standard Class                     189,230      (26,695)        162,535
LVIP SSgA Moderately Aggressive Index Allocation Standard Class              82,396      (30,968)         51,428
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class        181,236      (42,461)        138,775
LVIP SSgA S&P 500 Index Standard Class                                      582,583     (222,493)        360,090
LVIP SSgA Small-Cap Index Standard Class                                     64,569      (51,085)         13,484
LVIP SSgA Small-Mid Cap 200 Standard Class                                   44,957      (28,003)         16,954
LVIP T. Rowe Price Growth Stock Standard Class                              176,805      (35,451)        141,354
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                  77,532      (33,991)         43,541
LVIP Templeton Growth RPM Standard Class                                     98,578     (135,422)        (36,844)
LVIP UBS Large Cap Growth RPM Standard Class                                 92,747     (100,809)         (8,062)
LVIP Vanguard Domestic Equity ETF Standard Class                            113,933      (25,232)         88,701
LVIP Vanguard International Equity ETF Standard Class                        50,379      (20,122)         30,257
M Business Opportunity Value                                                 43,507      (53,896)        (10,389)
M Capital Appreciation                                                       14,751      (17,644)         (2,893)
M International Equity                                                       47,194      (72,709)        (25,515)
M Large Cap Growth                                                           38,389      (23,813)         14,576
MFS VIT Core Equity Initial Class                                             5,276      (25,972)        (20,696)
MFS VIT Growth Initial Class                                                 90,794     (109,425)        (18,631)
MFS VIT Total Return Initial Class                                          115,971     (129,814)        (13,843)
MFS VIT Utilities Initial Class                                             186,903     (200,663)        (13,760)
NB AMT Large Cap Value I Class                                                5,666      (44,660)        (38,994)
NB AMT Mid Cap Growth I Class                                                54,910      (93,579)        (38,669)
NB AMT Mid Cap Intrinsic Value I Class                                       25,976      (51,698)        (25,722)
PIMCO VIT CommodityRealReturn Strategy Administrative Class                 155,890      (67,549)         88,341
Putnam VT Global Health Care Class IB                                        11,149      (28,308)        (17,159)
Putnam VT Growth & Income Class IB                                           10,621      (12,234)         (1,613)

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                           UNITS         UNITS     NET INCREASE
                                                                          ISSUED       REDEEMED     (DECREASE)
                                                                        -----------  -----------  -------------
ABVPSF Global Thematic Growth Class A                                        56,686      (56,182)            504
ABVPSF Growth and Income Class A                                             58,484     (173,169)       (114,685)
ABVPSF International Value Class A                                          208,841      (54,914)        153,927
ABVPSF Large Cap Growth Class A                                              26,980      (18,786)          8,194
ABVPSF Small/Mid Cap Value Class A                                          156,053      (96,641)         59,412
American Century VP Inflation Protection Class I                            324,120     (248,471)         75,649
American Funds Global Growth Class 2                                        298,985     (184,032)        114,953
American Funds Global Small Capitalization Class 2                          302,380     (266,278)         36,102
American Funds Growth Class 2                                               373,177     (760,272)       (387,095)
American Funds Growth-Income Class 2                                        526,016     (443,588)         82,428
American Funds International Class 2                                        517,579     (273,270)        244,309
BlackRock Global Allocation V.I. Class I                                    742,741      (84,192)        658,549
Delaware VIP Diversified Income Standard Class                              560,453     (388,485)        171,968
Delaware VIP Emerging Markets Standard Class                                401,829     (129,660)        272,169
Delaware VIP High Yield Standard Class                                      319,250     (338,434)        (19,184)
Delaware VIP Limited-Term Diversified Income Standard Class                 436,041     (195,507)        240,534
Delaware VIP REIT Standard Class                                            247,996     (268,479)        (20,483)
Delaware VIP Small Cap Value Standard Class                                 252,092     (275,169)        (23,077)
Delaware VIP Smid Cap Growth Standard Class                                 146,749     (164,546)        (17,797)
Delaware VIP U.S. Growth Standard Class                                     126,162      (85,675)         40,487
Delaware VIP Value Standard Class                                           137,818     (139,392)         (1,574)
DWS Alternative Asset Allocation VIP Class A                                163,545      (21,833)        141,712
DWS Equity 500 Index VIP Class A                                            169,312     (517,679)       (348,367)
DWS Small Cap Index VIP Class A                                              45,517      (67,727)        (22,210)
Fidelity VIP Asset Manager Initial Class                                      8,378       (9,294)           (916)
Fidelity VIP Contrafund Service Class                                       391,188     (300,281)         90,907
Fidelity VIP Equity-Income Initial Class                                      9,135      (43,174)        (34,039)
Fidelity VIP Equity-Income Service Class                                     29,831      (47,320)        (17,489)
Fidelity VIP Growth Service Class                                           274,898     (331,066)        (56,168)
Fidelity VIP Growth Opportunities Service Class                              26,591      (76,165)        (49,574)
Fidelity VIP High Income Service Class                                       13,791      (26,657)        (12,866)
Fidelity VIP Investment Grade Bond Initial Class                             46,042      (21,845)         24,197
Fidelity VIP Mid Cap Service Class                                          258,213      (92,863)        165,350
Fidelity VIP Overseas Service Class                                          81,899      (95,132)        (13,233)
FTVIPT Franklin Income Securities Class 1                                   327,280     (250,402)         76,878
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                      86,507     (123,375)        (36,868)
FTVIPT Mutual Shares Securities Class 1                                     391,328     (205,637)        185,691
FTVIPT Templeton Foreign Securities Class 1                                  16,932      (27,201)        (10,269)
FTVIPT Templeton Foreign Securities Class 2                                  18,237      (37,172)        (18,935)
FTVIPT Templeton Global Bond Securities Class 1                             195,928     (167,316)         28,612
FTVIPT Templeton Growth Securities Class 1                                   40,273      (52,811)        (12,538)
FTVIPT Templeton Growth Securities Class 2                                   14,722      (24,112)         (9,390)
Invesco V.I. Capital Appreciation Series I                                   28,728     (327,135)       (298,407)
Invesco V.I. Core Equity Series I                                            38,438     (238,178)       (199,740)
Invesco V.I. Diversified Income Series I                                     10,826       (9,299)          1,527
Invesco V.I. International Growth Series I                                   36,042      (42,062)         (6,020)
Janus Aspen Series Balanced Institutional Class                              40,303      (92,105)        (51,802)
Janus Aspen Series Balanced Service Class                                    46,568     (112,361)        (65,793)
Janus Aspen Series Enterprise Service Class                                  11,231      (47,978)        (36,747)
Janus Aspen Series Global Technology Service Class                            7,317     (151,832)       (144,515)
Janus Aspen Series Worldwide Institutional Class                             26,498     (114,807)        (88,309)
Janus Aspen Series Worldwide Service Class                                   14,769      (23,819)         (9,050)
LVIP Baron Growth Opportunities Standard Class                               14,990      (22,464)         (7,474)
LVIP Baron Growth Opportunities Service Class                               121,988      (61,847)         60,141
LVIP BlackRock Equity Dividend RPM Standard Class                            93,872      (90,501)          3,371
LVIP BlackRock Inflation Protected Bond Standard Class                      259,754      (26,617)        233,137
LVIP Capital Growth Standard Class                                           98,503      (10,980)         87,523
LVIP Clarion Global Real Estate Standard Class                              128,137      (29,625)         98,512
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                       148,394      (62,495)         85,899
LVIP Delaware Bond Standard Class                                           446,762     (359,402)         87,360

                                                                           UNITS         UNITS     NET INCREASE
                                                                          ISSUED       REDEEMED     (DECREASE)
                                                                        -----------  -----------  -------------
LVIP Delaware Diversified Floating Rate Standard Class                      115,481      (31,056)         84,425
LVIP Delaware Foundation Aggressive Allocation Standard Class                19,119      (25,600)         (6,481)
LVIP Delaware Growth and Income Standard Class                               31,043      (49,483)        (18,440)
LVIP Delaware Social Awareness Standard Class                                18,854      (31,541)        (12,687)
LVIP Delaware Special Opportunities Standard Class                           80,085     (241,658)       (161,573)
LVIP Dimensional Non-U.S. Equity Standard Class                              50,795       (5,517)         45,278
LVIP Dimensional U.S. Equity Standard Class                                  63,759       (1,222)         62,537
LVIP Dimensional/Vanguard Total Bond Standard Class                          78,430         (941)         77,489
LVIP Global Income Standard Class                                           182,982      (15,079)        167,903
LVIP JPMorgan High Yield Standard Class                                     164,500      (26,393)        138,107
LVIP JPMorgan Mid Cap Value RPM Standard Class                               38,535      (18,537)         19,998
LVIP MFS International Growth Standard Class                                125,215      (36,040)         89,175
LVIP MFS Value Standard Class                                               296,880      (48,934)        247,946
LVIP Mid-Cap Value Standard Class                                            95,703      (59,800)         35,903
LVIP Mondrian International Value Standard Class                            232,051     (123,227)        108,824
LVIP Money Market Standard Class                                          4,577,348   (4,791,724)       (214,376)
LVIP Protected Profile 2010 Standard Class                                    6,779       (3,915)          2,864
LVIP Protected Profile 2020 Standard Class                                   16,854       (6,676)         10,178
LVIP Protected Profile 2030 Standard Class                                   21,030      (25,605)         (4,575)
LVIP Protected Profile 2040 Standard Class                                   39,949      (43,792)         (3,843)
LVIP Protected Profile Conservative Standard Class                          239,999     (165,131)         74,868
LVIP Protected Profile Growth Standard Class                                579,819     (241,277)        338,542
LVIP Protected Profile Moderate Standard Class                              752,819     (677,088)         75,731
LVIP SSgA Bond Index Standard Class                                         111,084      (50,166)         60,918
LVIP SSgA Conservative Index Allocation Standard Class                        9,162       (1,179)          7,983
LVIP SSgA Conservative Structured Allocation Standard Class                  42,336      (22,997)         19,339
LVIP SSgA Developed International 150 Standard Class                         26,789      (21,169)          5,620
LVIP SSgA Emerging Markets 100 Standard Class                               188,478     (202,618)        (14,140)
LVIP SSgA Global Tactical Allocation RPM Standard Class                     158,579     (102,187)         56,392
LVIP SSgA International Index Standard Class                                 58,366      (23,475)         34,891
LVIP SSgA Large Cap 100 Standard Class                                       41,669      (23,102)         18,567
LVIP SSgA Moderate Index Allocation Standard Class                           58,623       (4,737)         53,886
LVIP SSgA Moderate Structured Allocation Standard Class                     147,387      (27,847)        119,540
LVIP SSgA Moderately Aggressive Index Allocation Standard Class             104,604       (9,321)         95,283
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class        158,285      (34,429)        123,856
LVIP SSgA S&P 500 Index Standard Class                                      241,335     (110,685)        130,650
LVIP SSgA Small-Cap Index Standard Class                                     71,140      (27,683)         43,457
LVIP SSgA Small-Mid Cap 200 Standard Class                                   37,891      (31,223)          6,668
LVIP T. Rowe Price Growth Stock Standard Class                               80,278      (30,012)         50,266
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                  36,216      (47,196)        (10,980)
LVIP Templeton Growth RPM Standard Class                                    193,138      (40,664)        152,474
LVIP UBS Large Cap Growth RPM Standard Class                                136,589      (60,042)         76,547
LVIP Vanguard Domestic Equity ETF Standard Class                             14,890       (1,659)         13,231
LVIP Vanguard International Equity ETF Standard Class                        51,409         (228)         51,181
M Business Opportunity Value                                                 22,449      (13,119)          9,330
M Capital Appreciation                                                       13,971       (7,173)          6,798
M International Equity                                                       39,412      (24,393)         15,019
M Large Cap Growth                                                           19,072      (21,236)         (2,164)
MFS VIT Core Equity Initial Class                                            28,780      (16,022)         12,758
MFS VIT Growth Initial Class                                                 60,381     (130,345)        (69,964)
MFS VIT Total Return Initial Class                                          127,425     (207,871)        (80,446)
MFS VIT Utilities Initial Class                                             251,964     (174,977)         76,987
NB AMT Large Cap Value I Class                                               16,383      (24,534)         (8,151)
NB AMT Mid Cap Growth I Class                                                77,702     (122,818)        (45,116)
NB AMT Mid Cap Intrinsic Value I Class                                       63,475      (59,374)          4,101
PIMCO VIT CommodityRealReturn Strategy Administrative Class                 281,109      (32,783)        248,326
Putnam VT Global Health Care Class IB                                        20,539      (30,425)         (9,886)
Putnam VT Growth & Income Class IB                                            9,544       (6,529)          3,015

7. SUBSEQUENT EVENT

Subsequent events were evaluated through the date these financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company and Contract Owners of Lincoln Life Flexible Premium Variable Life Account M

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account M ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2012, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account M at December 31, 2012, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2013

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account(2)

2) N/A

3) (a) Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(5), and Amendments(7)

4) (a) Policy LN696(10)

     (b) Accelerated Benefits Riders-Policy Form ABR 5654(10), ABR 5650(10)

     (c) Change of Insured Rider-Policy Form LR496(8)

     (d) Enhanced Surrender Value Rider-Policy Form LR541(10)

     (e) Estate Tax Repeal Rider-Policy Form LR511(9)

     (f) No-Lapse Enhancement Rider-Policy Form LR629 (15)

     (g) Overloan Protection Rider-Policy Form LR540(11)

     (h) Premium Reserve Rider-Policy Form LR543(10)

     (i) Waiver of Monthly Deduction Benefit Rider-Policy Form LR436 and
    LR437(2)

     (j) Accelerated Benefits Rider for Chronic Illness-Policy Form LR630 (15)

5) (a) Application-Form LFF06399(10)

6) (a) Articles of Incorporation of The National Lincoln Life Insurance
Company(1)

     (b) Bylaws of The National Lincoln Life Insurance Company(6)

7) Reinsurance Contracts(13)

8) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

     (a) AllianceBernstein Variable Products Series Fund, Inc. (3)

     (b) American Funds Insurance Series (16)

     (c) BlackRock Variable Series Funds, Inc. (14)

     (d) Delaware VIP Trust(3)

     (e) DWS Variable Series II (16)

     (f) Fidelity Variable Insurance Products(3)

     (g) Franklin Templeton Variable Insurance Products Trust (14)

     (h) Lincoln Variable Insurance Products Trust (16)

     (i) MFS Variable Insurance Trust(16)

     (j) PIMCO Variable Insurance Trust(14)

9) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(4)

10) Not applicable.

11) Opinion and Consent of John L. Reizian, Esquire

12) Not Applicable.

13) Not Applicable.

14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
Firm.

15) Not applicable.

16) Not applicable.

17) Compliance Procedures(17)
--------------
(1) Incorporated by reference to Registration Statement on Form N-4 (File No. 33-04999) filed on September 24, 1996.

(2) Incorporated by reference to Registrant's Registration Statement on Form S-6 (File No. 333-42479) filed on December 17, 1997.

(3) Incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.

(4) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(5) Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.

(6) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.

  (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

  (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

  (d) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

     (8) Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-82663) filed on April 12, 2001.

(9) Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 333-54338) filed on September 14, 2001.

(10) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.

(11) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.

(12) Incorporated by reference to Post-Effective Amendment No. 48 on Form N-4 (File No. 033-26032) filed on September 21, 2012.

(13) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

(14) Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

(15) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-181796) filed on August 14, 2012.

(16) Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

Item 27. Directors and Officers of the Depositor


Name                          Positions and Offices with Depositor
---------------------------   -------------------------------------------------------------------
Dennis R. Glass**             President and Director
Mark E. Konen**               Executive Vice President and Director
Keith J. Ryan*                Vice President and Director
Jeffrey D. Coutts**           Senior Vice President and Treasurer
Charles A. Brawley, III**     Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper***            Executive Vice President, Chief Investment Officer and Director
Randal Freitag**              Executive Vice President, Chief Financial Officer and Director
Charles C. Cornelio***        Executive Vice President, Chief Administrator Officer and Director

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

     ** Principal business address is 150 North Radnor Chester Road, Radnor, PA 19087

      *** Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (12)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Variable Annuity Account JF-II; Lincoln Life Variable Annuity Account JL-A; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

     (b) Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   -------------------------------------------------------------
Wilford H. Fuller*          President, Chief Executive Officer and Director
Patrick J. Caulfield**      Vice President and Chief Compliance Officer, Senior Counsel
Elizabeth F. Conover***     Assistant Vice President, Interim Chief Financial Officer
Nancy A. Smith*             Secretary
Joel Schwartz*              Senior Vice President and Director
Jeffrey D. Coutts*          Senior Vice President, Treasurer
Thomas O'Neill*             Senior Vice President, Chief Operating Officer, and Director

   * Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

   *** Principal Business address is 100 N. Greene Street, Greensboro, NC 27401

     (c) N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300
S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account M, has duly caused this Post-Effective No.: 1 on Form N-6 (File No. 333-181796; 811-08557; CIK:
0001048607) to be signed on its behalf by the undersigned duly authorized, in the City of Greensboro and State of North Carolina on the 2nd day of April, 2013.

                          LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M (REGISTRANT)

                                  /s/ Michael L. Parker
                          By -----------------------------------
                             Michael L. Parker
                             Vice President
                             The Lincoln National Life Insurance Company




                          THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                          (DEPOSITOR)

                                  /s/ Michael L. Parker
                          By -----------------------------------
                             Michael L. Parker
                             Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective
No.: 1to the Registration Statement on Form N-6 (File No. 333-181796; 811-08557;
CIK: 0001048607) has been signed below on April 2, 2013, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                          TITLE
---------                                          -----
/s/ Dennis R. Glass *
------------------------------                     President and Director
Dennis R. Glass

/s/ Charles C. Cornelio *
------------------------------                     Executive Vice President; Chief Administrative Officer
Charles C. Cornelio                                and Director

/s/ Ellen G. Cooper *
------------------------------                     Executive Vice President, Chief Investment Officer
Ellen G. Cooper

/s/ Randal J. Freitag *
------------------------------                     Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen *
------------------------------                     Executive Vice President and Director
Mark E. Konen

/s/ Keith J. Ryan *
------------------------------                     Vice President and Director
Keith J. Ryan




         /s/ John L. Reizian
* By ------------------------------
      John L. Reizian
      Attorney-in-Fact, pursuant to a Power-
      of-Attorney filed with this Registration
      Statement

                               POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life Flexible Premium Variable Life Account D: File No. 033-00417; 811-04592
Lincoln Life Flexible Premium Variable Life Account F: File No. 033-14692, 333-40745; 811-05164
Lincoln Life Flexible Premium Variable Life Account G: File No. 033-22740; 811-05585
Lincoln Life Flexible Premium Variable Life Account J: File No. 033-76434; 811-08410
Lincoln Life Flexible Premium Variable Life Account K: File No. 033-76432; 811-08412
Lincoln Life Flexible Premium Variable Life Account M: File No. 333-82663, 333-84360, 333-42479, 333-54338, 333-84370, 333-63940, 333-111137, 333-111128,
333-118478, 333-118477, 333-145090, 333-139960, 333-146507; 333-181796;
811-08557
Lincoln Life Flexible Premium Variable Life Account R: File No. 333-43107, 333-33782, 333-90432, 333-115882, 333-125792, 333-125991, 333-145235,
333-145239; 811-08579
Lincoln Life Flexible Premium Variable Life Account S: File No. 333-72875, 333-104719, 333-125790; 811-09241
Lincoln Life Flexible Premium Variable Life Account Y: File No. 333-81884, 333-81882, 333-90438, 333-118482, 333-118481, 333-115883; 333-156123; 811-21028
Lincoln Life Flexible Premium Variable Life Account JF-A: File No. 333-144268, 333-144269, 333-144271, 333-144272; 333-144273, 333-144274, 333-144275;
811-04160
Lincoln Life Flexible Premium Variable Life Account JF-C: File No. 333-144270, 333-144264; 811-08230

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln National Variable Annuity Fund A: File No. 002-26342, 002-25618;
811-01434
Lincoln National Variable Annuity Account C: 033-25990, 333-50817, 333-68842, 333-112927; 333-179107; 811-03214
Lincoln National Variable Annuity Account E: 033-26032; 811-04882
Lincoln National Variable Annuity Account H: 033-27783, 333-18419, 333-35780, 333-35784, 333-61592, 333-63505, 333-135219; 333-170695; 333-175888; 333-181615;
811-05721
Lincoln National Variable Annuity Account L: 333-04999; 333-187072; 333-187069; 333-187070; 333-187071; 811-07645
Lincoln Life Variable Annuity Account N: 333-40937, 333-36316, 333-36304, 333-61554, 333-135039, 333-138190, 333-149434; 333-170529; 333-170897;
333-172328; 333-174367; 333-181612; 333-186894; 811-08517
Lincoln Life Variable Annuity Account Q: 333-43373; 811-08569
Lincoln Life Variable Annuity Account T: 333-32402, 333-73532; 811-09855
Lincoln Life Variable Annuity Account W: 333-52572, 333-52568, 333-64208; 811-10231
Lincoln Life Variable Annuity Account JL-A: File No. 333-141888; 811-02188 Lincoln Life Variable Annuity Account JF-I: File No. 333-144276, 333-144277; 811-09779 Lincoln Life Variable Annuity Account JF-II: File No. 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.



SIGNATURE                                          TITLE
---------                                          -----
/s/ Dennis R. Glass
------------------------------------               President and Director
Dennis R. Glass

/s/ Charles C. Cornelio
------------------------------------               Executive Vice President; Chief Administrative Officer
Charles C. Cornelio                                and Director

/s/ Ellen G. Cooper
------------------------------------               Executive Vice President, Chief Investment Officer
Ellen G. Cooper                                    and Director

/s/ Randal J. Freitag
------------------------------------               Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen
------------------------------------               Executive Vice President and Director
Mark E. Konen

/s/ Keith J. Ryan
------------------------------------               Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/Delson R. Campbell
------------------------------------
Delson R. Campbell

/s/ Scott C. Durocher
------------------------------------
Scott C. Durocher

/s/ Kimberly A. Genovese
------------------------------------
Kimberly A. Genovese

/s/ Daniel P. Herr
-------------------------------------
Daniel P. Herr

/s/ Donald E. Keller
----------------------------------
Donald E. Keller

/s/ Brian a. Kroll
------------------------------------
Brian A. Kroll

/s/ John L. Reizian
------------------------------------
John L. Reizian

/s/ Lawrence A. Samplatsky
------------------------------------
Lawrence A. Samplatsky

/s/ Stephen R. Turer
------------------------------------
Stephen R. Turer

/s/ John D. Weber
------------------------------------
John D. Weber





Version dated: March 2013